Barclays Bank

PLC 2019

Annual

Report

on Form

20-F

DESCRIPTION OF SECURITIES

Exhibit 2.2
REGISTERED UNDER SECTION 12 OF THE EXCHANGE ACT
As of December 31,

2019,

Barclays Bank PLC (“Barclays,” the “Company,” “we,” “us,”

and “our”)

had the following classes of securities registered pursuant to Section 12(b)

of the Securities

Exchange Act of 1934

(the
“Act”): Senior

Debt Securities, Lower Tier 2 Securities and Exchange

-Traded

Notes.

A. Description

of Senior Debt Securities and Lower Tier 2 Securities
As of December 31,

2019,

we had the following series of debt securities registered pursuant to Section 12(b) of the Act, which are all listed on the New York Stock Exchange:
Debt Securiti

es
(class/ interest
rate)
Principal Interest
Payment Dates
(in arrear)
Issue Date Maturity Date Redemption rights Par Redemption
Date
(3)

(when
applicable)
Events of Default Prospectus
Supplement
Indenture
5.140%

Lower
Tier 2 Notes due
October 2020
US$1,250,000,000 April 14 and
October 14
October 14,
2010
October 14,
2020
Tax Redemption
(1)
Notice Period: Not less
than 30 nor more

than
60 days’ prior notice.
N/A Events of Default
(4)
Prospectus
Supplement dated
October 6, 2010
Dated
Subordinated
Debt Securities
Indenture

dated
October 12,
2010
2.650% Fixed
Rate Senior
Notes due 2021
US$2,000,000,000
January 11

and
July 11
January 11,
2018
January 11,
2021
Tax Redemption,
(1)
Par Redemption
(2)
Notice Period: Not less
than 30 nor more

than
60 days’ prior notice.
December 11,
2020
Senior Events of
Default
(3)
Prospectus
Supplement dated
January 4,

2018
Senior Debt
Securities
Indenture

dated
September 16,
2004
Floating Rate
Senior Notes due
2021

(3 month
USD LIBOR plus
0.46% p.a.)
US$1,000,000,000
January 11,

April
11, July

11

and
October 11
January 11,
2018
January 11,
2021
Tax Redemption,
(1)
Par Redemption
(2)
Notice Period: Not less
than 30 nor more

than
60 days’ prior notice.
December 11,
2020
Senior Events of
Default
(3)
Prospectus
Supplement dated
January 4,

2018
Senior Debt
Securities
Indenture

dated
September 16,
2004
(1)

Tax Redemption

means that we have the right to redeem any series of debt securities on the terms described below under “
Tax

Redemption
.”
(2)

Par Redemption

means that we

have the right to redeem

certain series

of debt securities on the terms described

below under

“
Optional Redemption
.”

(3)

Senior Events of Default means that the events of default described below under

“
Senior Events

of Default
” are applicable to the relevant

series of debt securities.

(4)

Events of Default means that the events of default described below under “
Events

of Default
” are applicable to the relevant series of debt securities.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

The summary set out below of the general terms and provisions of our debt securities does not purport

to be complete and is subject to

and
qualified by reference

to, all of the definitions and provisions of

the relevant indenture (as listed in the table above),

any supplement to the relevant
indenture and the form

of the instrument representing each series of debt securities. Certain terms, unless otherwise defined here, have the meaning given to them in the relevant indenture .
General
The 2.650% Fixed Rate Senior Notes due 2021

and the Floating Rate Senior Notes

due 2021

are our senior obligations (the “Senior Debt
Securities”). Our 5.140%

Lower Tier 2 Notes due October 2020

are our subordinated

obligations (the

“Lower Tier 2 Debt Securities” and,

together
with the Senior Debt Securities,

are referred

to herein as the “debt securities”).

Neither the Senior Debt Securities nor the Lower

Tier 2 Debt Securities are secured by any assets or

property

of Barclays Bank PLC or any of its
subsidiaries or affiliates.
Each series of Senior Debt Securities was issued under

an indenture, entered into between

us and The Bank of New York

Mellon, New York Branch,
as “Trustee” (the “Senior Debt Securities Indenture”).

The Lower Tier 2 Debt Securities were issued under an indenture, entered into between us
and The Bank of New York

Mellon, New York Branch,

as Trustee (the “Dated Subordinated Debt Securities Indenture”). With respect to each series of debt securities, the relevant Senior Debt Securities Indenture or Dated Subordinated

Debt Securities

Inden

ture (as applicable) is

set forth in the
table above, and any

respective supplements thereto are referred

to in this description individually as an “indenture” and collectively as the
“indentures.” The terms of the debt securities include those stated in the relevant indenture and any supplements thereto, and those terms made
part of the relevant indenture

by reference

to the U.S.

Trust Indenture

Act of 1939,

as amended (the “Trust Indenture

Act”). Each series

of debt
securities listed in the table above was

issued pursuant to an effective registration statement and a related prospectus and prospectus

supplement
setting forth the terms of the relevant

series of debt securities.
The indentures do not limit the amount of debt securities that we may issue. Unless otherwise provided

in the terms

of a series of debt securities, a
series may be reopened,

without notice to or consent of any holder of outstanding debt securities, for issuances of additional debt securities of that series. The debt securities of each series and any additional new debt securities of the same series would be treated as a single series for all
purposes under

the relevant indenture.

Holders of debt securities have no voting rights except as described below under

“
Modification and Waiver, ” “ Senior Events of Default ” and “ Events
of Default .”
The debt securities are not subject to any sinking fund.

Interest

As of December 31,

2019,

we had two categories of registered Senior Debt Securities: (i) fixed rate Senior Debt Securities; and

(ii) floating rate
Senior Debt Securities (“Floating Rate Notes”); and one

category of registered Lower

Tier 2 Debt Securities:

fixed rate Lower

Tier 2 Securities
(together with the fixed rate Senior Debt Securities, the “Fixed Rate Notes”).

The relevant interest rates and interest payment

dates of the debt
securities are set out in the table above.
Interest on the Fixed Rate Notes is computed

on the basis of

a 360

-day year of twelve 30

-day months, and, in the case

of the Floating Rate Notes,
on the basis of the actual number

of days in each floating rate interest period and a 360

-day year during any floating rate interest period.
Payments
Payment of principal of and interest

on the debt securities, so long as the debt securities are represented by global securities, are made in
immediately available funds. If any scheduled fixed rate

interest payment date is not a Business Day (as defined

below), we will pay interest on

the
next succeeding Business Day,

but interest on that payment will not accrue during

the period from and

after the scheduled fixed rate interest
payment date. If any scheduled

floating rate interest payment date, other than the maturity date, would fall on a day that is not a Business Day,

the
floating rate interest payment

date will be postponed to the next succeeding Business Day,

except that if that Business Day falls in the next
succeeding calendar month,

the floating rate interest payment date will be the immediately preceding

Business Day.
Payments in respect of the

debt securities are made to holders of record

on the close of business on the Business Day immediately preceding each interest payment date (or,

if the debt securities are held in definitive form, the 15
th

Business Day preceding

each interest payment date). Beneficial
interests in the global securities trade in the same-day

funds settlement system of DTC,

and secondary market trading

activity

in such interests will
therefore

settle in same-day funds.

A “Business Day”

means any weekday other

than one on which banking

institutions

are authorized or

obligated
by law or executive order

to close in London, England or

The City of

New York,

United States.
Floating Rate Interest – LIBOR
The Floating Rate Notes bear interest at a floating interest rate, reset quarterly, plus a certain percentage

(“margin”) per

annum as set

forth in the
table above.

The Bank of New York

Mellon, acting through its London branch,

as Calculation

Agent, determines the floating interest rate

for each floating rate
interest period by

reference

to the then-current three

-month U.S.

dollar London

Interbank Offered Rate (“LIBOR”) on the applicable interest

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

determination date. The interest determination

date for each floating rate interest period is the second London banking day (being

any day on
which dealings in U.S. dollars are transacted in the London

interbank market) preced

ing the applicable floating rate interest

payment date.

Calculation of LIBOR
With respect to any interest determination

date, LIBOR is the offered rate for deposits in U.S. dollars having a maturity of three months that appears
on Reuters Page LIBOR01

as of 11:00 a.m., London time, on that interest determination date. If no such rate appears on

Reuters Page LIBOR01

on
an interest determination date, LIBOR will be determined

for such interest determination date on the basis of the rates at which deposits in U.S.
dollars for the period of three months are offered

to prime banks in the London interbank market by

the principal London

offices of each of four
major reference

banks in the London interbank market, as selected and identified by us (the “reference banks”), on that interest determination date
and in a principal amount that is representative for a

single transaction in U.S. dollars in that market at that time. If at least two such quotations are provided,

LIBOR on such interest determination date will be

the arithmetic mean of those quotations. If fewer than two

such quotations are
provided,

LIBOR on such interest determination date will be the arithmetic mean of the rates quoted at approximately 11:00

a.m., in

the City of New
York,

on the interest determination date by three major banks in The City of

New York,

selected and identified by us, for loans in U.S. dollars to
leading European

banks, for a period of three months, commencing

on the related interest reset

date, and in a principal amount that is
representative for a single transaction in U.S. dollars in

that market at that time. If at least two such rates are so provided,

LIBOR on the interest
determination date will be the arithmetic mean of such rates. If fewer than two such rates are so provided

,

LIBOR on the interest determination date
will be equal to LIBOR in effect with respect to the

immediately preceding interest determination date.

In this section, “Reuters Page

LIBOR01” means the display that appears on Reuters Page LIBOR01 or any page as may replace such page

on such
service (or any successor service) for the purpose

of displaying London

interbank offered

rates of major banks for U.S. dollars.
Ranking

Senior Debt Securities
Our Senior Debt Securities constitute our direct, unconditional, unsecured and unsubordinated

obligations ranking
pari passu

without any
preference

among themselves. In the event of our winding-

up or administration, the Senior Debt Securities

will rank
pari passu

with all our other
outstanding unsecured

and unsubordinated

obligations, present and future, except such obligations as are preferred by operation of law.

Lower

Tier 2 Debt Securities
Our Lower Tier

2 Debt

Securities constitute our

direct, unsecured

and subordinated

obligations ranking
pari passu

without any preference

among
themselves and ranking junior

in right of payment to the payment of any of our existing and future senior indebtedness.

In the event of our winding-
up or administration,

the claims

of the

Trustee, on

behalf of

the holders of

the

Lower Tier

2 Debt

Securities (but not

the rights

and claims

of the
Trustee in its personal capacity under

the Dated Subordinated Debt Securities Indenture), and the holders of the Lower Tier 2 Debt Securities against us, in respect of such Lower Tier 2 Debt Securities (including any damages or other amounts (if payable)) will be postponed to the claims

of all other
creditors of the Company,

except for :
(i) claims in respect of existing senior subordinated

obligations (as defined in the relevant indenture), capital note claims (as defined in the relevant indenture)

and any other claims ranking or expressed

to rank
pari passu

therewith and/or

claims in

respect of notes issued under the Dated
Subordinated

Debt Securities

Indenture

(with all

of which excepted claims the Lower

Tier 2 Debt Securities shall rank
pari passu ); and
(ii) any other

claims ranking junior to the excepted claims referred

to in (i) above and/or to claims in respect of notes issued under the Dated
Subordinated

Debt Securities

Indenture.

The claims of such other creditors,

with the exception of the claims specified in (i) and (ii) above, are referred to herein as “Dated Debt Senior
Claims.” Accordingly,

no amount will be payable in our winding

-up in respect of claims

in relation to the Lower Tier 2 Debt Securities until all Dated
Debt Senior Claims admitted in our

winding-

up have been satisfied.
As of December 31,

2019,

the aggregate amount of outstanding indebtedness senior to the Lower Tier 2 Debt Securities is

GBP £827,355

million.
No Set-off
Subject to applicable law, the

Trustee and holders of the debt securities by their acceptance thereof will be deemed to have waived any right of set-
off or counterclaim

with respect to the relevant debt securities or the relevant indenture that they might

otherwise have against us.
Redemption
We may,

in the circumstances set out below,

redeem the debt securities prior

to their specified

maturity date. Holders of the debt securities have no
right to require us to redeem the debt securities. The debt

securities of any series to be redeemed

will also stop

bearing interest on the relevant
redemption

date. We will give prior notice of any proposed

redemption to holders of debt securities

via DTC, or,

if the relevant debt securities are
held in definitive form, to the holders at their addresses shown on the register for such debt securities. The notice period

required

for any proposed
redemption

is set

out in the table above.
Notwithstanding the foregoing,

we may redeem the Lower

Tier 2 Debt Securities

only if we have obtained prior

regulatory

consent for such
redemption

to the extent

that such consent is required

by the Capital

Regulations, as defined in the

Dated Subordinated Debt Securities Indenture.
Tax

Redemption

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

We have

the right to redeem any series of debt securities, in whole but not in part, at a redemption price equal to 100% of their principal
amount together with any accrued

but unpaid interest, if any, upon

the occurrence

of certain events related to

taxation as described below.

In the case of our Senior Debt Securities, if, as a result of a change in, or amendment to, the tax laws or regulations of the United Kingdom
(or any political subdivision or authority

thereof or therein that has the power to tax) (a “Taxing

Jurisdiction), including any

treaty to which the
relevant Taxing Jurisdiction

is a party, or

a change in an official application of those tax laws or regulations, including a decision of any court or
tribunal, which becomes effective on

or after the date on which the debt securities are issued (or,

in the case of additional securities of the same
series, the date on which the original securities are issued), we: (i) become obligated to pay holders any additional amounts (as described belo

w
under “ Payment of Debt Security Additional Amounts
”); or (ii) would not be entitled to claim a deduction

in respect of any payments in computing
our taxation liabilities or the amount of the deduction would be materially reduced; or (iii) are unable to have losses or deductions set against the profits or gains, or profits or gains offset by

the losses or deductions, of companies with which we are or

would otherwise be so grouped

for
applicable United Kingdom

tax purposes (each such change in law or regula

tion or the official application

thereof, a “Tax Event”),

we may redeem
the affected series of debt securities.

The Lower Tier 2 Debt Securities are redeemable

on the same terms except that they do not include the clause set out in (iii) above.
In addition, we may also,

at our option, redeem such series of debt securities, in whole but not in part, if we are required to issue definitive
certificated notes in the events specified under

the relevant prospectus relating to the termination of a global security and, as a result, we become obligated to pay holders any additional amounts (as described below under

“
Payment of Debt Security Additional Amounts ”).
Optional Redemption
We have

the right to redeem certain series of debt securities (as specified in the table above),

at our option in whole or in part, the then
outstanding amount of on the Par Redemption

Date (as

specified in the table above),

at an amount equal to 100% of their principal amount
together with accrued but unpaid

interest, if any.
Payment of Debt Security Additional Amounts
We will pay

any amounts to be paid by us on

any series of debt securities without deduction or withholding for, or

on account of, any and
all present or future income, stamp and other taxes, levies, imposts, duties, charges

,

fees, deductions or withholdings (“Taxes”)

now or hereafter
imposed, levied, collected, withheld or assessed by or on

behalf of a Taxing Jurisdiction, unless the deduction or withholding is required by law. If at
any time a Taxing Jurisdiction

requires u

s

to deduct or withhold Taxes, we will

pay the additional amounts of, or in respect of,

the principal of, any
premium, if any,

and any interest on, the debt securities (“Debt Security Additional Amounts”) that are necessary so that the net amounts paid to the holders, after the deduction or withholding,

shall equal

the amounts which would have been

payable had no

such deduction or

withholding
been required.

However,

certain exceptions are set forth in the

relevant prospectus

and/or prospectus

supplement for a particular series of debt
securities.
The relevant indentures for

each series of the debt securities provide

that we will not pay Debt Security Additional Amounts for Taxes that are payable because:

(i) the holder

or the beneficial owner of the debt securities is a domiciliary, national or resident of, or engages in business or maintains a
permanent establishment or is physically present in, a Taxing

Jurisdiction requiring

that deduction or withholding, or

otherwise has

some
connection with the Taxing J

urisdiction other than the holding or ownership

of the debt security, or the collection of any payment of, or in respect of, the principal of, any premium

or any interest on, any debt securities of the relevant series;
(ii) except in the case of our

winding-

up in England, the relevant debt security is

presented for payment

in the United Kingdom;
(iii) the relevant debt security is presented for

payment more

than 30 days after the date payment became due or was provided for,
whichever is later, except to

the extent that the holder would

have been entitled to the Debt Security Additional Amounts on presenting the debt security for payment at the close of such 30

-day period;
(iv) the holder or the beneficial owner of the relevant debt securities or the beneficial owner of any payment of (or

in respect of)

principal
of, premium,

if any, or any interest on debt securities failed to make

any necessary claim or to comply with any certification, identification or other requirements concerning

the nationality, residence, identity

or connection

with the Taxing Jurisdiction of such holder or

beneficial owner, if such
claim or compliance

is required by statute, treaty, regulation or

administrative practice of the Taxing Jurisdiction

as a condition to relief or
exemption from

such Taxes;
(v) such Taxes

are imposed on a payment to an individual and are required

to be made pursuant to the European Union

Directive on the
taxation of savings income, adopted

on June 3, 2003,

or any law implementing or complying

with, or introduced in order to conform to, such
Directive;

(vi) the relevant debt security is presented for

payment by

or on behalf of a holder who

would have been

able to avoid such deduction or
withholding by

presenting the relevant debt security to another payin

g

agent in a member state of the European

Union or elsewhere; or
(vii) if the Taxes would

not have been imposed or

would have been

excluded under one

of the preceding points

if the

beneficial owner

of,
or person ultimately entitled to obtain an interest in, the debt securities had been the holder of the debt securities.
However,

the Senior Debt Securities Indenture and the debt securities issued pursuant thereto, do not include the exceptions set out under
paragraphs

(v) and (vi) above.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

Modification and Waiver

We and the Trustee may

make certain modifications and amendments to the indenture

applicable to each series of debt securities
without the consent of the holders of the debt securities. We may make other modifications and amendments with the consent of the holder(s)

of
not less than, in the case of the Senior Debt Securities, a majority of, or in the case of the Lower Tier 2 Debt Securities Debt Securities, 66

2
⁄
3
% in
aggregate principal

amount of the debt securities

of the series outstanding under

the applicable indenture that are affected by the modification or amendment. However,

we may not make any modification or amendment

without the consent of the holder of each affected debt security that would:
●

change the terms of any debt security to change the stated maturity date of its principal amount;
●

change the principal amount

of, or any premium,

or rate of interest, with respect to any debt security;
●

reduce the amount of principal

on a discount debt security that would be due and payable

upon an acceleration of the maturity
date of any series of debt securities;
●

change our

obligation, or any successor’s, to pay Debt Security Additional Amounts;
●

change the places at which payments are payable

or the currency

of payment;
●

impair the right to sue for the enforcement

of any payment due and

payable;
●

reduce the percentage

in aggregate principal amount

of outstanding debt securities of

the series necessary to modify or amend
the relevant indenture

or to waive compliance with certain provisions of the relevant indenture and any past event of default or
enforcement

event (in each case, as defined in the relevant indenture);
●

change our

obligation to maintain an office or agency in the place and for the purposes specified in the relevant indenture;
●

modify the subordination

provisions, if any, or the terms and conditions of our

obligations in respect of the due and punctual
payment of the amounts due and payable

on the debt securities, in either case in a manner adverse to the holders; or
●

modify the foregoing

requirements or

the provisions of the

relevant indenture relating to the waiver of any past event of default or enforcement

event (in each case,

as defined in the relevant indenture)

or covenants, except as otherwise specified.
In addition, any variations in the terms and conditions of Lower

Tier 2 Debt Securities of any series, including modifications relating to the subordination or

redemption

provisions of such

Lower Tier 2 Debt Securities, can only be made in accordance with the rules

and requirements
of the Prudential Regulation

Authority, as and to the extent applicable from

time to time.

Events of Default
Senior Debt Securities
With respect to the Senior Debt Securities for

which “Senior Events of Default” is indicated in the table above, each of the following is a
“Senior Event of Default”:

●

Failure to pay

any principal or interest on any Senior Debt Securities of

that series within 14 days from

the due date for payment
and such failure to pay persists for a

further 14

days following written notice from

the Trustee or from holders

of 25% in
principal amount of the Senior Debt Securities of that series requiring us to make payment, unless such payment was withheld in
order

to comply with a law, regulation or

order

of any court of competent jurisdiction;
●

Breach of any covenant

or warranty

of the Senior Debt Securities

Indenture

(other than payment, as stated above) and that
breach is not remedied within 21 days following

written notice from

the Trustee or from holders

of at least

25% in principal
amount of the Senior Debt Securities of that series requiring us to remedy the breach; or
●

Either an English

court of competent jurisdiction issues an order

which is not successfully

appealed within 30 days, or

an
effective shareholders’

resolution is validly adopted, for

our winding

-up (other than under or in connection with a scheme of
reconstruction, merger

or amalgamation not involving

bankruptcy or insolvency).
If a Senior Event of Default occurs and is continuing,

the Trustee or the holders of at least 25% in outstanding principal amount of the affected series of Senior Debt Securities may

declare such Senior Debt Securities to be due and repayable

immediately (and such Senior Debt
Securities shall thereby become

due and repayable)

at their outstanding principal amount (or at such other repayment amount as may be specified
in or determined in accordance

with

the Senior Debt Securities Indenture)

together with accrued interest, if any. The Trustee may at its discretion and without further notice institute such proceedings

as it

may think suitable against us to enforce

payment. Subject to the provisions includ

ed in
the Senior Debt Securities Indenture

for the indemnification of the Trustee, the holders of a majority in aggregate principal amount of the outstanding Senior Debt Securities of the affected

series have the right to direct the Trustee to

take enforce

ment action with respect to

that series;
provided

that such direction does not conflict with

any rule

of law or the Senior Debt Securities Indenture,

and is not unjustly

prejudicial to the
holder(s) of any Senior

Debt Securities of that series not taking part in the direction, in either case as determined by the Trustee in its sole discretion. The Trustee may

also take any other action, not inconsistent with the direction, that it deems proper.
The holders of a majority of the aggregate principal

amount of the outstanding Senior Debt Securities of any affected series may also waive any past Event of Default

with respect to the affected series, except any

default in respect of either:
●

the payment of principal of,

or any premium

or interest on, any Senior Debt Securities; or

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

●

a covenant

or provision

of the Senior Debt Securities

Indenture

which cannot be modified or

amended without the consent of
each holder of Senior Debt Securities of the series.
Subject to exceptions, the Trustee may (but

is not obligated to),

without the consent of the holders, waive or authorize an Event of Default if, in the opinion of the Trustee,

such waiver or authorization would

not be materially prejudicial to the

interests of the holders.
The Trustee must give notice to

each affected holder within 90 days of a default

with respect to the Senior Debt Securities of any series,
unless the default has been cured

or waived.

However,

except in the case

of a default in the payment of the principal

of, or premium, if any, or
interest, if any,

on the Senior Debt Securities, the Trustee will be entitled to withhold notice if a trust committee of responsible officers of the
Trustee determine in good

faith that withholding of notice is in the interest of the holders.

We are required

to furnish to the Trustee annually a statement as to our compliance with all

conditions and covenants under

the Senior
Debt Securities Indenture.
Notwithstanding any contrary

provisions, nothing shall impair the right of a holder,

absent the holder’s consent, to sue for

any payments
due but unpaid with respect to the Senior Debt Securities.
Lower

Tier 2 Debt Securities
If (i) a court of competent jurisdiction issues an order

which is not successfully appealed within 30 days, or (ii) an effective shareholders’
resolution is validly adopted, for

our winding

-up (in each case,

other than under

or in connection with a scheme of reconstruction, merger

or
amalgamation not involving a bankruptcy

or insolvency), that

order

or resolution will constitute an

“Event of Default” with respect to

the Lower
Tier 2 Debt Securities. Subject to certain limitations relating to the subordination of the notes (including those limitations set forth in “
Ranking ”
above), if an Event of Default occurs and

is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the outstanding
Lower Tier 2 Debt Securities may declare the

principal amount of, and any

accrued but unpaid

interest on, the

Lower Tier 2 Debt Securities to
become immediately due and payable. However,

after

this declaration, but before the Trustee obtains

a judgment or decree

for payment

of money
due, the holders of a majority in aggregate principal

amount of the outstanding Lower Tier 2 Debt Securities may rescind the declaration of acceleration and its consequences, but only if the Event of Default has been cured

or waived and all payments due, other than those due as a result of acceleration, have been

made.
A “Default” with respect to the Lower Tier 2 Debt Securities shall result if we do not pay

any installment of interest upon, or any part of the
principal of, and any premium

on, any such Lower Tier 2 Debt Securities on the date on which the payment is due and payable, whether upon
redemption

or otherwise, and the failure continues for 14

days. If an Event of Default or Default occurs and is continuing, and such Event of Default or Default has neither been cured

nor waived within a period of 14

days following the provision

of notice of such Event of Default

or Default to us
from the Trustee,

the Trustee may at its discretion and without further

notice to us institute proceedings in England (or

such other jurisdiction in
which we may be organized)

(but not elsewhere) for our

winding-up.
Failure to make any payment

in respect of the Lower Tier 2 Debt Securities shall not be a Default if the payment is withheld or refused
either:
●

in order to comply

with any fiscal or other law or regulation or

with the order of any court of competent

jurisdiction, in each case
applicable to such payment; or
●

in case of doubt as to the validity or applicability of any

such law, regulation

or order,

in accordance with advice given as to

such
validity or applicability at any time before

the expiry of the 14-day

period by

independent legal advisers acceptable

to the
Trustee.
In the second case, however,

the Trustee may, by notice to

us, require

us to take action, including proceedings for

a court declaration, to
resolve the doubt,

if counsel advises

it that the action is appropriate

and reasonable. In this situation

we will take the action promptly

and be bound
by any final resolution of the doubt. If the

action results in a determination that we can make the relevant payment without violating any law,
regulation or order,

then the payment shall become due and payable on

the expiration of the 14-day

period after the Trustee gives us written notice
informing

us of the determination.
By accepting the Lower Tier 2 Debt Securities, each holder

and the Trustee will be deemed to have waived any

right of set-off or
counterclaim that they might otherwise have against us.

No holder of the Lower

Tier 2 Debt Securities

shall be entitled to proceed

directly against
us unless the Trustee has become

bound

to proceed but fails

to do so within a reasonable period and

the failure is continuing.
We are required

to furnish to the Trustee annually a

statement as to our compliance

with all conditions and covenants under

the Dated
Subordinated

Debt Securities

Indenture.
Exercise of U.K. Bail-in Power
The Relevant U.K. Resolution Authority (which

refers to any authority with the ability to exercise a U.K. Bail-in Power)

may exercise the bail-
in tool in respect of Barclays, as issuer,

and the Senior Debt Securities. Holders of the Senior Debt Securities are bound by the exercise of any U.K.
Bail-in Power

(as defined in the

prospectus supplement for

the relevant series of Senior Debt Securities) by the Relevant U.K. Resolution Authority.
This is not a waiver of any rights holders

of Senior Debt Securities may have at law if and

to the extent that any U.K. Bail-in Power

is exercised by
the Relevant U.K. Resolution Authority

in breach of laws applicable in England.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

Generally, exercise

of any U.K. Bail-in Power

by the Relevant U.K. Resolution Authority

may result in (i) the reduction or

cancellation of all,
or a portion, of the principal amount of, or interest

on, the Senior Debt Securities; (ii) the conversion

of all,

or a portion of, the

principal amount of,
or interest on, the Senior Debt Securities into shares or other securities or other obligations of Barclays or another

person (and

the issue

to, or
conferral

on, the holder of the relevant Senior Debt Securities of such shares, securities or obligations); and/or

(iii) the amendment or alteration of
the maturity of the relevant Senior Debt Securities, or amendment of the amount of interest due on the Senior Debt Securities, or the dates on which interest becomes payable,

including by suspending

payment for

a temporary period; which U.K. Bail-in Power

may be exercised, by means of
a variation of the terms of the Senior Debt Securities to give effect to the exercise by the Relevant

U.K. Resolution Authority of such U.K. Bail-
in Power.
No repayment

of the principal amount of the Senior Debt Securities or payment of interest on the Senior Debt Securities shall become due
and payable after the exercise of any

U.K. Bail-in Power

by the Relevant U.K. Resolution Authority unless such repayment or payment

would be
permitted to be made by Barclays under

the laws and regulations of the United Kingdom and

the European Union

applicable to

Barclays.
The exercise of the U.K. Bail-in Power

by the Relevant U.K. Resolution Authority with respect to the Senior Debt Securities shall not constitute a Senior Event of Default.

Upon the exercise of any U.K. Bail-in Power

by the Relevant U.K. Resolution Authority

with respect to the Senior Debt Securities, (a) the
Trustee shall not be required

to take any further directions from holders

of the Senior Debt Securities

pursuant to the Senior Debt Securities
Indenture

which authorizes holders of a majority in aggregate principal amount of the outstanding debt securities

of the relevant series of Senior
Debt Securities to direct certain actions relating to the relevant debt securities and (b)

the Senior Debt Securities Indenture imposes no duties upon
the Trustee whatsoever

with respect to the exercise of any U.K. Bail-in Power

by the Relevant U.K. Resolution Authority. Notwithstanding the
foregoing,

if, following the completion of the exercise of the U.K. Bail-in Power by the Relevant U.K. Resolution Authority in respect of the Senior
Debt Securities, the Senior Debt Securities remain outstanding

(for example, if the exercise of the U.K. Bail-in Power

results in

only a partial write-
down of the principal of the Senior Debt Securities), then the Trustee’s duties under the Senior Debt Securities Indenture

will apply with

respect to
the relevant Senior Debt Securities following

such completion to the extent agreed by

Barclays and the Trustee, pur

suant to a supplemental
indenture to the Senior Debt Securities Indenture,

or an amendment thereto.
Consolidation,

Merger and Sale of Assets; Assumption
We may,

without the consent of holders of any outstanding debt securities, consolidate, amalgamate with or merge into any other
corporation,

or convey

or transfer or lease our properties and assets

substantially as an entirety to any Person

(as defined below), provided

that:

●

the Person formed

by such consolidation or amalgamation, or

into which Barclays is merged, or the Person

which acquires by
conveyance

or transfer, or

which leases

the properties and assets of Barclays substantially as an entirety expressly assumes by
supplemental indenture all of Barclays’ obligations

under the outstanding debt securities and the relevant indentures;

●

immediately after giving effect to such transaction, no Senior

Event of Default, Event of Default or Default, as applicable, and no event
which, after notice or lapse of time or both, would become

a Senior Event of Default, Event of

Default or Default, as applicable, shall have
happened

and be continuing; and

●

we have delivered to the

Trustee an officer’s certificate and an opinion

of counsel, each stating that such consolidation, amalgamation, merger,

conveyance

or transfer and such supplemental indenture

comply with the

relevant indenture and

that all

conditions precedent
relating to such transaction have been complied

with.
The successor Person formed

by such consolidation or amalgamation or

into which Barclays is merged or the Person

to which such
conveyance

or transfer is made will succeed to and be substituted for, and may exercise every right and power

of, Barclays under

the relevant
indenture with the same effect as if such successor Person

had been named as the issuer, and thereafter,

the predecessor

Person shall be relieved
of all obligations and covenants under

the relevant indenture and the relevant series of debt securities.
In this section, “Person” means any individual,

corporation,

partnership, joint venture, association, joint-stock company,

trust,
unincorporated

organization or government or any agency

or political

subdivision thereof.
Satisfaction and Discharge

When (i) Barclays delivers to the Trustee

all outstanding debt securities of any series (other

than debt securities

which have been replaced
or paid because they were destroyed,

lost or stolen) for cancellation, or (ii) all outstanding debt securities of any series have become due and
payable or are

by their terms due and payable within one year whether

at maturity or are to be called for redemption

within one year under
arrangements satisfactory to the Trustee, and

in the case of clause (ii) Barclays depo

sits or causes to be deposited with the Trustee funds sufficient to pay and discharge all claims with

respect to all outstanding debt securities of any series, including accrued interest thereon, if any, at maturity or
upon redemption

of such debt securities,

and if in either case, Barclays pays all other

sums related to the debt securities of such series payable
under the relevant indenture

by Barclays, and Barclays has delivered to the

Trustee an officer’s certificate and an opinion

of counsel, each stating
that all conditions precedent

relating to the satisfaction and discharge of the relevant indenture have been complied with, then the indenture shall
(subject to certain surviving provisions)

cease to be of

further effect

with respect to such series of debt securities, and the Trustee, at Barclays’
expense, shall execute proper

instruments acknowledging satisfaction and discharge of the relevant indenture with respect to such series of debt securities.

Defeasance and Discharge
With respect to the Fixed Rate Notes, at our

option, either (1) we shall be deemed to have been discharged from our

obligations with respect to
any relevant debt securities

after the applicable conditions set forth below have

been satisfied, or (2) we shall cease to be under any o

bligation to

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

comply with any term, provision or

condition set forth for the relevant debt securities, at any time after the applicable conditions set forth below
have been satisfied:
(a)

we shall have deposited or caused to

be deposited irrevocably

with the Trustee or its agent as trust funds in trust, specifically pledged as security for,

and dedicated solely to, the benefit of the holders of the relevant debt securities and the holders of

any
coupons appertaining

thereto (i) money in an amount, or (ii) U.S. government

obligations which through the payment of
interest and principal in respect thereof in accordance

with their terms will provide, not later than the due date of any payment, money in an amount, or

(iii) a combination of (i) and (ii), in each case sufficient, in the opinion (with respect to (ii)
and (iii)) of a nationally recognized

firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and

discharge, and which shall be applied by the Trustee

(or any such other

qualifying trustee)
to pay and discharge, the

principal of (and premium,

if any) and interest on, the

outstanding debt securities of such series and
any coupons

appertaining thereto;
(b)

no event which is, or after notice or

lapse of time or both would become,

a Senior Event of Default

or an Event of Default (as
applicable) with respect to the relevant debt securities shall have occurred and be continuing at the time of such deposit;
(c)

we must deliver to the Trustee an opinion

of counsel to the effect that holders of the relevant debt securities of such series will
not recognize

income, gain or loss for Federal income tax purposes as a result of such exercise of option and will be subject to
U.S. federal income tax on

the same amount and in the same manner and at the same times as would have been the case if
such option had not been exercised, and, in the case of such debt securities being discharged,

such opinion shall be
accompanied

by a private letter ruling to that effect received

from the United States Internal Revenue

Service or a revenue
ruling pertaining to a comparable

form of transaction to that effect published by the United States Internal Revenue

Service;
and
(d)

we shall have delivered to the Trustee

an officer’s certificate and

an opinion of counsel, each stating that all conditions
precedent have

been complied with, and an opinion of counsel to the effect that the exercise of the option set out under this
section would not cause such debt securities to be delisted;
The Trustee and Paying Agent
The Bank of New York

Mellon, New York Branch,

240

Greenwich Street, New York, New York

10007,

acts as

the Trustee under

the
indentures and initial principal paying

agent for the debt securities.

Governing Law
The debt securities, the Senior Debt Securities

Indenture

and the Dated Subordinated Debt Securities Indenture are governed by and
construed in accordance

with the laws

of the State of New York,

except that any applicable subordination

provisions of the Lower Tier 2 Debt
Securities and the related pro

visions in

the relevant indenture

are governed

by and construed in accordance with English law.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

B. Description

of Exchange-Traded Notes
The following description of our

Exchange

-Traded Notes (the “
ETNs
”) is

a summary and does not purport

to be complete. It is

subject to
and qualified in its entirety by reference

to the senior debt securities indenture, dated September 16, 2004

(as may be amended or supplemented
from time to time, the “ Indenture
”), between Barclays Bank PLC

(the “
Issuer
”) and The Bank of New York

Mellon, as

trustee (the “
Trustee ”), which
is incorporated

by reference

as an exhibit

to the Annual Report on Form

20-F

of which this Exhibit

[ ] is a part.

We encourage

you to read the
Indenture

for additional information.

The ETNs are part of a series of debt securities entitled “Global

Medium-Term

Notes, Series

A”

(the “
medium-term notes ”) that we may
issue under the Indenture

from time to time.

The ETNs constitute our unsecured

and unsubordinated obligations ranking
pari passu , without any
preference

among themselves, with all our other outstanding unsecured

and unsubordinated obligations, present and future, except those obligations as are preferred

by operation

of law.
The ETNs are not deposit liabilities of Barclays Bank PLC

and are not covered

by the U.K. Financial Services Compensation Scheme or
insured by the FDIC or any other

governmental

agency or deposit insurance agency of the United States, the

United Kingdom

or any other
jurisdiction.
The Indenture

does not limit

the amount of debt securities that we may issue.

We may,

without holders’ consent, create and issue
additional securities having the same terms and conditions as a series of ETNs. If there is substantial demand a series of ETNs, we may issue
additional ETNs in that series frequently.

We may consolidate the additional securities to form

a single class with the outstanding ETNs of any
series. However,

we are under

no obligation to create or sell additional ETNs at any time, and if we do create or sell additional ETNs, we may limit such sales and stop selling additional ETNs at any time. We

also reserve the right to cease or suspend sales of ETNs from inventory held by our
affiliate Barclays Capital Inc.

at any time. If we limit, restrict or stop sales of ETNs, or if we subsequently resume sales of ETNs, the liquidity and
trading price of the relevant ETNs in the secondary

market could be materially and adversely affected.
For the purpose

of determining wheth

er the holders of our medium-term notes, of which the ETNs are a part, are entitled to take any
action under the Indenture,

we will treat the principal amount of the ETNs outstanding as their principal amount. Although the terms of the

ETNs
may differ from

those of the other medium

-term notes, holders of specified percentages in principal amount of all medium-term notes, together in some cases with other series of our debt securities, will be able to take action affecting all the medium-term notes, including

the ETNs. This action
may involve changing

some of the terms

that apply to the medium

-term notes, accelerating the maturity of the medium-term notes after a default or waiving some of our obligations under

the Indenture. We discuss these matters under “General Terms of the ETNs—Modification and Waiver”
and “—Events of Default; Limitations on Suits” below.
Unless otherwise specified, references to “holders” in this section mean those who own the ETNs registered in their own

names, on the
books that we or the Trustee, or any successor Trustee,

as applicable, maintain for this purpose, and

not those who own beneficial interests in the
ETNs registered in street name or

in the ETNs issued in book-entry form

through The Depository Trust

Company

(“
DTC
”) or another

depositary.
References to “we,”

“us” or “our”

refer to the Issuer.
●

Description of iPath® Bloomberg

Commodity Index Total ReturnSM Exchange

-Traded Notes,

●

iPath® Bloomberg

Lead Subindex Total ReturnSM Exchange

-Traded Notes and
●

iPath® Bloomberg

Cocoa Subindex Total ReturnSM Exchange

-Traded Notes1
●

Description of iPath® S&P GSCI ® Total Return

Index Exchange

-Traded Notes
●

Description of iPath® US Treasury

Steepener Exchange

-Traded

Notes
●

Description of iPath® US Treasury

Flattener Exchange

-Traded

Notes
●

Description of iPath® US Treasury

2-year Bull Exchange

-Traded

Notes
●

Description of iPath® US Treasury

2-year Bear Exchange

-Traded Notes
●

Description of iPath® US Treasury

5-year Bull Exchange

-Traded

Notes
●

Description of iPath® US Treasury

5-year Bear Exchange

-Traded Notes
●

Description of iPath® US Treasury

10

-year Bull Exchange

-Traded

Notes
●

Description of iPath® US Treasury

10

-year Bear Exchange

-Traded Notes
●

Description of iPath® US Treasury

Long Bond

Bear Exchange

-Traded Notes
●

Description of Barclays I

nverse US Treasury

Composite Exchange-

Traded

Notes
●

Description of iPath® Pure

Beta Broad Commodity

Exchange

-Traded Notes

●

Description of iPath® Pure

Beta Crude Oil Exchange-Traded

Notes
●

Description of iPath® S&P 500

Dynamic VIX Exchange

-Traded Notes
●

Description of iPath® S&P MLP Exchange

-Traded

Notes
●

Description of iPath® Series B S&P GCSI Crude

Oil

Return Index

Exchange

-Traded

Notes
●

Description of iPath® Series B Bloomberg

Agriculture

Subindex Total ReturnSM Exchange

-Traded Notes,
iPath® Series B Bloomberg

Aluminum Subindex Total ReturnSM Exchange

-Traded Notes,

iPath® Series B Bloomberg

Coffee Subindex Total ReturnSM Exchange

-Traded Notes,

iPath® Series B Bloomberg

Copper Subindex Total ReturnSM Exchange

-Traded Notes,

1

Bullet points to be made into hyperlinks.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

iPath® Series B Bloomberg

Cotton Subindex Total ReturnSM

Exchange

-Traded Notes,

iPath® Series B Bloomberg

Energy Subindex Total ReturnSM Exchange

-Traded Notes,

iPath® Series B Bloomberg

Grains Subindex Total ReturnSM Exchange

-Traded Notes,

iPath® Series B Bloomberg

Industrial Metals

Subindex Total

ReturnSM Exchange

-Traded

Notes,

iPath® Series B Bloomberg

Livestock Subindex Total ReturnSM Exchange

-Traded Notes,

iPath® Series B Bloomberg

Nickel Subindex Total ReturnSM Exchange

-Traded Notes,

iPath® Series B Bloomberg

Platinum Subindex Tota

l

ReturnSM Exchange

-Traded Notes,

iPath® Series B Bloomberg

Precious Metals

Subindex Total ReturnSM Exchange

-Traded

Notes,

iPath® Series B Bloomberg

Softs

Subindex Total ReturnSM Exchange

-Traded

Notes,

iPath® Series B Bloomberg

Sugar Subindex Total ReturnSM Exchange

-Traded Notes and

iPath® Series B Bloomberg

Tin Subindex Total ReturnSM Exchange

-Traded Notes

Description of iPath® Series B Bloomberg

Natural Gas Subindex Total ReturnSM Exchange

-Traded

Notes
●

Description of iPath® Series B S&P 500® VIX

Short-Term

FuturesTM Exchange

-Traded Notes and

●

iPath® Series B S&P 500® VIX

Mid-Term

FuturesTM Exchange

-Traded Notes
●

Description of Barclays ETN+ S&P VEQTOR™

Exchange

-Traded

Notes
●

Description of Barclays ETN+ Shiller CAPETM

Exchange

-Traded

Notes
●

Description of Barclays ETN+ Select MLP Exchange

-Traded

Notes
●

Description of Barclays ETN+ FI Enhanced

Europe 50

Exchange-Traded Notes Series C

●

Description of Barclays ETN+ FI Enhanced

Global High Yield Exchange-Traded

Notes Series

B
●

Description of Barclays ETN+ FI Enhanced

Europe 50

Exchange-Traded Notes Series B

●

Description of Barclays Women

in Leadership Exchange-

Traded

Notes
●

Description of Barclays Return

on Disability Exchange-Traded

Notes
●

Description of iPath® Series B Global Carbon

Exchange

-Traded

Notes
●

Description of iPath® Silver Exchange

-Traded

Notes
●

Description of iPath® Gold Exchange

-Traded

Notes
●

General Terms of the

ETNs
●

Material U.S. Federal Income

Tax Considerations
Description of iPath
®

Bloomberg

Commodity Index Total Return
SM

Exchange-Traded Notes, iPath
®

Bloomberg

Lead Subindex Total Return
SM

Exchange-Traded Notes and iPath
®

Bloomberg

Cocoa Subindex Total Return
SM

Exchange-Traded Notes
Terms

defined within this “Description of iPath
®

Bloomberg

Commodity Index Total Return
SM

Exchange-Traded

Notes, iPath
®

Bloomberg

Lead
Subindex Total

Return
SM

Exchange-Traded

Notes and iPath
®

Bloomberg

Cocoa Subindex Total Return
SM

Exchange-Traded

Notes” section

are
defined only with respect to this section.
General
The return on

iPath
®

Bloomberg

Commodity Index Total Return
SM

Exchange

-Traded Notes (“
Commodity Index ETNs
”) is

linked to the
performance

of the Bloomberg Commodity Index Total Return
SM

(the “
Commodity   Index ” or the “ BCOM   Index
”). The return

on each of iPath
®

Bloomberg

Lead Subindex Total Return
SM

Exchange

-Traded Notes (“
Lead ETNs ”) and iPath
®

Bloomberg

Cocoa Subindex Total Return
SM

Exchange-
Traded

Notes (“
Cocoa ETNs,
” together with the Commodity

Index ETNs and the Lead ETNs, the “
ETNs
”) are linked to the performance

of the
Bloomberg

Lead Subindex Total Return
SM

and the Bloomberg

Cocoa Subindex Total Return
SM
, respectively (the “ Sub-Indices ,” and together with
the Commodity Index, the “ Indices ”). The Commodity Index is designed to be a benchmark for commodities as an asset class, and the Sub-Indices are each designed to be benchmarks for

specific types of commodities. Each

Index is composed

of one or more

futures contracts on physical
commodities (the “ index   components
”) and is

intended to reflect the returns that are potentially

available

through

an unleveraged investment in
the futures contract or

contracts on the physical commodity or commodities comprising the relevant Index plus the rate of interest

that could be
earned on cash collateral invested in specified Treasury

Bills.

The Indices are the exclusive

property

of UBS Securities

LLC (collectively with its
affiliates, “ UBS
”) and its licensor. On July 1, 2014,

UBS entered into a commodity index license agreement with Bloomberg

Finance L.P., whereby
UBS has engaged

Bloomberg’

s

services for calculation, publication, administration

and marketing of the Bloomberg

Commodity Indexes
SM
. Each
Index is now calculated, administered and published

by Bloomberg

Index Services Limited

(“
BISL ” or the “ Index Administrator ” and, collectively
with its affiliates, “ Bloomberg
” and, together with UBS, the

“
Index Sponsors
”). The ETNs

are traded on the NYSE Arca stock exchange under

the
ticker symbols “DJP,”

“LD” and “NIB,” respectively.
Inception, Issuance, and Maturity
The Commodity Index

ETNs were first sold on June 6, 2006,

were first issued

on June 9, 2006,

and are due on June

12, 2036. The Cocoa
ETNs and the Lead ETNs were each first sold on June

24, 2008,

were each first issued

on June 27,

2008,

and are each due on June 24,

2038.
We refer

to June 6, 2006

and June 24, 2008,

respectively, as the “
inception   date
,” June

9, 2006 and

June 27, 2008,

respectively, as the
“ issue   date
” and June 12,

2036

and June 24, 2038,

respectively, as the “
maturity   date .”
If the maturity date for a series of ETNs is not a business day,

the maturity date will be the next following business day.

If the fifth business
day before

this day does not qualify as a valuation date, then the maturity date will be the fifth business day following the final valuation date. The

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

calculation agent may postpone

the final valuation date — and therefore the maturity date — if a market disruption event occurs or is continuing
on a day that would otherwise be the final valuation date.
In the event that payment at maturity is

deferred

beyond

the stated

maturity date, penalty

interest will not accrue

or be payable with
respect to that deferred

payment.
Coupon
We will not pay

holders interest during

the term of the ETNs.
Denomination
The ETNs are in denominations of $50.
Split or Reverse Split of the ETNs
On any business day we

may elect to initiate a split of the ETNs or a reverse split of the ETNs. Such date shall be deemed to be the
“ Announcement Date
”,

and we will issue a notice to holders of the relevant ETNs and a press release announcing

the split or reverse split,
specifying the effective date of

the split or reverse split and the split or reverse

split ratio.
If a series of ETNs undergoes

a split,

we will adjust the terms of such series of ETNs accordingly.

The record

date for the split

will be the 9
th

business day after the Announcement

Date. Any adjustment of the

principal amount of such series of ETNs will be rounded

to 8 decimal places.
The split will become

effective at the opening of trading of such series of ETNs on the business day immediately following the record date.
In the case of a reverse split of a series of ETNs, we reserve the right to address odd numbers

of ETNs of such series (commonly referred to
as “ partials
”) in a commercially reasonable manner

determined by

us in our sole discretion. The record date for the reverse split will be on the 9 th

business day after the Announcement

Date. Any adjustment of principal amount of such series

of ETNs will be rounded

to 8 decimal places.

The
reverse split will become effective

at the opening of trading

of such series

of ETNs on the business day immediately following

the record

date.
In the case of a reverse split of a series of ETNs, holders who own a number

of ETNs of such series

on the record

date which is

not evenly
divisible by the split ratio will receive the

same treatment as all other holders of such series of ETNs for the maximum number of ETNs of such
series they hold which is evenly divisible by the

split ratio, and we will have the right to

compensate holders for their remaining

or “partial” ETNs

in
a commercially reasonable

manner determined

by us in our sole discretion. Our current intention is to provide holders with a cash payment for their partials on the 17
th

business day following the Announcement

Date in an

amount equal to the appropriate percentage

of the principal amount
of the reverse split-adjusted ETNs on the 14
th

business day following the Announcement

Date
times

the index factor on the applicable business day
minus

the investor fee on the applicable business day.
In the event of a reverse split, the redemption

amount will be adjusted accordingly by the Issuer, in its sole discretion and in a commercially
reasonable manner,

to take into account the reverse split.

Payment at Maturity
If holders hold their ETNs to maturity, they

will receive a cash payment in U.S. dollars at maturity

that is linked to percentage

change in the
value of the Index between

the inception date and the final valuation date. The cash payment in U.S. dollars at maturity for the ETNs will be an amount equal to (1) the principal amount of the ETNs times (2) the applicable index factor on the final valuation date minus (3) the applicable investor fee on

the final valuation date.
For any series of ETNs, the

index factor for the Index underlying

the ETNs on the final

valuation date will be equal to the final index level
divided by
the initial index level. The initial index level is the closing value of the Index underlying the ETNs on the inception date

and the final index
level is the closing value of the Index

underlying

the ETNs on the final

valuation date.

Investor Fee
The investor fee for

a series of ETNs on the final valuation date is equal to (1) (a) 0.75%

per year (for

the period from the inception date to
and including April 30,

2015)

and (b) 0.70% per year (for the period beginning the day after April 30, 2015 until

the redemption date or the
maturity date) times (2) the principal amount of the ETNs times
(3) the applicable index factor,

calculated on a daily basis in the following manner:
The accrued investor

fee on the inception date of the ETNs was equal to zero. On each subsequent calendar day until and including April

30, 2015,
the accrued investor fee increased by an amount

equal to (1) 0.75% per

year
times (2) the principal amount of the ETNs times (3) the applicable index factor on that day (or,

if such day is not a trading, the index factor on the immediately preceding trading day)
divided by (4) 365. For the
period beginning

on, but not including April 30, 2015

and ending on, and including the redemption date, or the maturity date, the accrued investor
fee increases by an amount equal to (1) 0.70%

per year
times
(2) the principal amo

unt of the ETNs
times (3) the applicable index factor on that day
(or,

if such day is not a trading day, the

index factor on the immediately preceding

trading day)
divided by

(4) 365.

Because the investor fee reduces the amount of return

to holders at maturity or upon

early redemption, the value of the Index underlying
the ETNs must increase significantly in order

for holders to receive at least the principal amount of their investment at maturity or upon early
redemption. If the value of the Index

underly

ing the ETNs decreases

or does not increase sufficiently, holders will receive

less than the principal
amount of their investment at maturity or upon

early redemption.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

Payment Upon Holder

Redemption
Prior to maturity, holders

may, subject to certain restrictions,

redeem their ETNs on any holder

redemption

date during the term of the
ETNs, provided

that they present at least

30,000

ETNs of the

same series for redemption,

or their broker

or other financial intermediary (such as a
bank or other

financial institution not

required

to register as

a broker

-dealer to engage in securities transactions)

bundles their ETNs for redemption
with those of other investors to reach

this minimum. If holders choose to redeem their ETNs on a particular holder redemption

date, they will
receive a cash payment

in U.S. dollars on such date in an amount equal to the daily redemption value, which is

(1) the principal amount of the ETNs
times (2) the applicable index factor on the applicable valuation date minus
(3) the applicable investor fee on

the applicable valuation date. Holders
must redeem

at least

30,000

ETNs of the

same series at one time in order

to exercise their right to redeem their ETNs on any holder

redemption
date. We may

from time to time in our sole discretion reduce

,

in part or in whole, the minimum redemption amount

of 30,000

ETNs. Any such
reduction will be applied on a consistent basis for

all holders of the relevant ETNs at the time the reduction becomes effective.

The index factor for a series of ETNs on the relevant

valuation date is the closing value of the Index underlying

such ETNs on that

day
divided by

the initial index level. The initial index level is the closing value of the Index underlying the ETNs on the relevant inception date.
The investor fee is calculated as described in “—

Investor Fee.”
In the event that payment upon

holder redemption

is deferred beyond the original holder redemption date, penalty interest will not accrue or be payable

with respect to that deferred

payment.
Payment Upon Issuer

Redemption
Prior to maturity, we may,

at our sole discretion, choose to redeem the ETNs (in whole but not in part) on any issuer redemption date
during

the term of the ETNs. If

we elect to redeem

the ETNs, we will deliver written notice of such election to redeem to the holders of the ETNs not
less than 10 calendar

days prior to the issuer redemption date specified by us in such notice. In this scenario, the ETNs will be redeemed on the date
specified by us in such notice. In this scenario, the ETNs

will be redeemed on

the date specified

by us in the issuer redemption

notice, but in no
event prior to the tenth calendar day

following the date on which we deliver such notice. If we exercise our right to redeem the ETNs, holders will
receive a cash payment

in U.S. dollars on that date in an amount equal to (1) the principal amount of the ETNs times (2) the applicable index factor
for that series of ETNs on the applicable valuation date minus
(3) the investor fee for that series of ETNs on the applicable valuation date.

The index factor for a series of ETNs on the relevant

valuation date is the closing value of the Index underlying

such ETNs on that

day
divided by

the initial index level. The initial index level is the closing value of the Index underlying the ETNs on the relevant inception date.
The investor fee is calculated

as described in “—

Investor Fee.”
In the event that payment upon

issuer redemption is deferred beyond

the original issuer redemption date, penalty interest

will not accrue
or be payable

with respect to that deferred

payment.

Valuation Date
In the case of the Commodity Index

ETNs, a

valuation date is each business day from

June 15,

2006

to June 5, 2036, inclusive (subject to
the occurrence

of a market disruption event), or, if such date is not a trading day, the next succeeding trading day,

not to exceed five trading days.
We refer

to Thursday,

June 5, 2036,

as the

“
final valuation date
” for the Commodity Index

ETNs.
In the case of the Cocoa ETNs and the Lead ETNs, a valuation date is each business day from

June 25, 2008

to June 17,

2038, inclusive
(subject to the occurrence

of a market disruption event), or, if such date is not a trading day, the next succeeding trading day,

not to exceed five
trading days. We refer

to June 17,

2038,

as the

“
final valuation date ” for these series of ETNs.
Redemption Date
A holder redemption

date is

the third business day following each valuation date

(other than the final valuation date), where

the final
redemption

date for each series of

ETNs will be the third business day

following the valuation date that is immediately prior

to the final

valuation
date for that series of ETNs.

An issuer redemption

date is

the date specified by us in the issuer redemption

notice, which will

in no event be prior

to the tenth

calendar
day following the date on

which we deliver such notice.

Early Redemption Procedures
Holder Redemption

Procedures
Holders may, subject

to the minimum redemption

amount described above, elect to redeem their ETNs on any holder redemption date. To
redeem their ETNs, holders must instruct their broker

or other person with whom they hold their ETNs to deliver a notice of redemption to us via facsimile or email by no later than 4:00

p.m., New York City time, on the business day prior

to the applicable valuation date.
Issuer Redemption Procedures

We have

the right to redeem or “call” any series of ETNs

(in whole but not in part) at our sole discretion without holders’ consent on any issuer redemption

date until and including maturity. If we elect to red

eem any series of ETNs, we will deliver written notice of such election to redeem to DTC and the Trustee

not less than ten calendar days prior to the issuer redemption date specified by us in such notice. In this scenario,
the final valuation date will be deemed to be the date specified by us in the notice (subject to postponement in the event of a market disruption

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

event), and the ETNs will be redeemed

on the issuer redemption date specified by us in such notice, but in no event prior to the tenth calendar day
following the date on which

we deliver such notice.

Market Disruption Event
As set forth under

“—

Payment at Maturity,” “—

Payment Upon

Holder Redemption”

and “—

Payment Upon Issuer Redemption”

above,
the calculation agent will determine the value of the relevant

Index on each valuation date, including the final valuation date. As described above, a valuation date for any series of ETNs may

be postponed and

thus the determination of the value

of the relevant Index

may be postponed

if the
calculation agent determines that, on a valuation date, a market disruption event has occurred

or is continuing in respect of any index component.
If such a postponement occurs,

the index components unaffected

by the market disruption event shall be determined on the scheduled valuation date and the value of the affected index component

shall be determined using the closing value of the affected index component on the first
trading day after that day on

which no market disruption event occurs

or is continuing. In no event, however,

will a

valuation date for a series of
ETNs be postponed

by more

than five trading days.
If a valuation date is postponed

until the fifth trading day following the scheduled valuation date but a market disruption event occurs or is
continuing o

n

such day, that day will nevertheless be the valuation

date and the calculation agent will make a good

faith estimate in its sole
discretion of the value of the relevant Index

for such day.
Any of the following will be a “market disruption event” :
●

a material limitation, suspension or disruption in the trading of any index component which results in a failure by the trading
facility on which the relevant contract

is traded to report a daily contract reference

price (the price of the relevant contract that is
used as a reference

or benchmark

by market participants);
●

the daily contract reference

price for any index component

is a

“limit price”, which means that the daily contract reference price
for such contract has increased or decreased

from the prev

ious day’s daily

contract reference

price by the maximum amount
permitted under

the applicable rules or procedures

of the relevant trading facility;
●

failure by the Index

Sponsors to publish the closing value of the relevant Index or of the applicable trading facility or other price
source to announce

or publish the daily contract reference

price for one or more

index components; or

●

any other event, if the calculation agent determines in its sole discretion that the event materially interferes with our

ability or the
ability of any of our

affiliates to unwind all or a material portion of a hedge with respect to the ETNs that we or our affiliates have
effected or

may effect.
The following events will not be market disruption

events:
●

a limitation on the hours or numbers

of days of trading on a trading facility on which any index component is traded, but only if
the limitation results from an announced

change in the regular business hours of the relevant market; or

●

a decision by a trading facility to permanentl

y

discontinue trading in any index component.
Default Amount on Acceleration
If an Event of Default (as defined below)

occurs and the maturity of a series of ETNs is accelerated, we will pay the default amount in respect of the principal of that series of ETNs at maturity. We describe the default amount below

under “General Terms

of the ETNs—Default
Amount”.
Discontinuance or Modification

of an Index
If the Index Sponsors

discontinue publication of an Index and they or any

other person or entity publishes an index that

the calculation
agent determines is comparable

to the discontinued Index and approves

as a

successor index, then the calculation agent will determine the value of the relevant Index

on the applicable valuation date and the amount payable at maturity or upon redemption

by reference to such successor index.
If the calculation agent determines that the publication of an Index is discontinued and that there is no successor index, or that the closing
level of an Index is not available because of a

market disruption event or for

any other reason, on the date on which the value of that Index is required

to be determined, or if for any other reason

an Index is not available to

us or the calculation agent on the relevant date, the calculation agent will determine the amount payable by

a computation methodology

that the

calculation agent determines will as closely as reasonably
possible replicate the relevant Index.
If the calculation agent determines that an Index, the index components of an Index or the method of calculating an Index has been
changed at any time in any respect—including

any addition, deletion or substitution and any reweighting

or rebalancing

of index components,

and
whether the change is made by the Index

Sponsors under

their existing policies

or following a modification of those policies, is due to the publication of a successor index, is due to events affecting one or more

of the index components, or is due to any other reason—then the calculation agent will be permitted (but not requi

red) to make such adjustments to that Index or method of calculating that Index as it believes are appropriate

to ensure that the value of the Index used to determine the amount payable on the maturity date or upon redemption

is equitable.
All determinations and adjustments to be made by the calculation agent with respect to the value of an Index and the amount payable

at
maturity or upon redemption

or otherwise relating to the

value of an Index may be made in the calculation agent’s sole discretion.
Business

Day
When we refer to a business day

with respect to a series of ETNs, we mean a Monday,

Tuesday,

Wednesday,

Thursday or

Friday that is

not
a day on which

banking institutions in London or

New York

City generally are authorized or obligated by law, regul

ation or executive order

to close.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

Description of iPath
®

S&P GSCI
®

Total Return Index Exchange-Traded Notes
Terms

defined within this “Description of iPath
®

S&P GSCI
®

Total Return

Index Exchange-Traded

Notes” section

are defined only with respect to this
section.
General
The return on

the iPath
®

S&P GSCI
®

Total Return Index

Exchange

-Traded

Notes

(the “
ETNs
”) is

linked to the performance

of the S&P GSCI
®
Total Return

Index (the “
Index
”). The Index is composed of one or more

futures contracts on physical commodities (the “
index   components ”) and
reflects the excess returns

that are potentially available through

an unleveraged

investment in the futures contracts comprising the S&P GSCI
®
Commodity Index

(the “
S&P GSCI ”), plus

the Treasury Bill rate of interest

that could be earned on funds committed to the trading of the underlying futures contracts. The S&P GSCI

is an index on a production

-weighted basket of futures contracts on physical commodities traded on trading facilities in major industrialized countries. S&P Dow

Jones Indices LLC (“
SPDJI ” or the “ Index Sponsor
”) is

responsible for calculating, publishing
and maintaining the Index. The ETNs are traded on

The New York

Stock Exchange under

the ticker symbol “GSP.”
Inception, Issuance, and Maturity
The ETNs

were first sold on June 6, 2006

(the “
inception   date
”), were first

issued on June 9, 2006

(the “
issue   date ”) and are due on June
12, 2036

(the “
maturity   date ”).
If the maturity date is not a business day,

the maturity date will be the next following business day.

If the fifth business day before

this day
does not qualify as a valuation date, then the maturity date will be the fifth business day following the final valuation date. The calculation agent
may postpone the final valuation date — and theref

ore the maturity date — if a market disruption event occurs

or is continuing on a day that
would otherwise be the final valuation date.
In the event that payment at maturity is

deferred

beyond

the stated

maturity date, penalty

interest will not accrue

or be

payable with
respect to that deferred

payment.
Coupon
We will not pay

holders interest during

the term of the ETNs.
Denomination
The ETNs are in denominations of $50.
Split or Reverse Split of the ETNs
On any business day we

may elect to initiate a split of the ETNs or a reverse split of the ETNs. Such date shall be deemed to be the
“ Announcement Date
”,

and we will issue a notice to holders of the ETNs and a press release announcing the split

or reverse split, specifying the
effective date of the split or

reverse split and the split or reverse split ratio.

If the ETNs undergo

a split,

we will adjust the terms of the ETNs accordingly.

The record

date for the split

will be the 9th business day after
the Announcement

Date. Any adjustment of the principal amount of the ETNs will be rounded to 8 decimal places. The split will become effective at the opening of trading

of the ETNs

on the business day

immediately following the record

date.

In the case of a reverse split, we reserve the

right to address odd numbe

rs of ETNs

(commonly

referred to as “partials”)

in a commercially
reasonable manner

determined by

us in our sole discretion. The record date for the reverse split will be on the 9 th

business day after the
Announcement

Date. Any adjustment of principal amount of the ETNs

will be rounded

to 8 decimal places.

The reverse split will become effective
at the opening of trading

of the ETNs

on the business day

immediately following the record

date.

In the case of a reverse split of the ETNs, holders

who own

a number of the ETNs on the record

date which is

not evenly divisible by the
split ratio will receive the same treatment

as all other holders for

the maximum number

of the ETNs

they hold which is evenly divisible by the split
ratio, and we will have

the right to compensate holders for

their remaining or “partial” ETNs in a commercially reasonable manner determined by us
in our sole discretion. Our current

intention is

to provide

holders with a cash payment for such partial ETNs on the 17
th

business day following the
Announcement

Date in an

amount equal to the appropriate percentage

of the principal amount of the reverse split-adjusted ETNs

on the 14
th

business day following the Announcement

Date
times

the index factor on the applicable business day
minus

the investor fee on the applicable
business day.

In the event of a reverse split, the redemption

amount will be adjusted accordingly by the Issuer, in its sole discretion and in a commercially
reasonable manner,

to take into account the reverse split.
Payment at Maturity
If holders hold their ETNs to maturity, they

will receive a cash payment in U.S. dollars at maturity

that is linked to percentage

change in the
value of the Index between

the inception date and the final valuation date. The cash payment in U.S. dollars at maturity for the ETNs will be an amount equal to (1) the principal amount of the ETNs times (2) the index factor on the final valuation date minus

(3) the investor fee on

the final
valuation date.
The index factor for the ETNs on the final valuation date will be equal to the final index level divided by the initial index level. The initial
index level is the closing value of the Index

on the inception date and the final index level is the closing value of the Index on the final valuation date.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

Investor Fee
The investor fee for

the ETNs on the final valuation date is equal to (1) (a) 0.75% per year (for the period

from the inception date to and
including April 30, 2015)

and (b) 0.70% per year (for the period beginning the day after April 30, 2015 until

the redemption date or the maturity
date) times

(2) the principal amount of the ETNs
times

(3) the applicable index factor, calculated on

a daily basis in the following manner:

The
accrued investor

fee on

the inception date was equal to zero. On each subsequent calendar day until and including April 30, 2015,

the accrued
investor fee increased by

an amount equal to (1) 0.75%

per year
times (2) the principal amount of the ETNs times

(3) the applicable index

factor on
that day (or,

if such day is not a trading day, the

index factor on the immediately preceding

trading day)
divided by
(4) 365. For

the period
beginning

on, but not including April 30, 2015

and ending on, and including the redemption date, or the maturity date, the accrued investor

fee
increases by an amount

equal to (1) 0.70% per year
times (2) the principal amount of the ETNs times (3) the applicable index factor on that day
(or,

if such day is not a trading day, the

index factor on the immediately preceding

trading day)
divided by
(4) 365.

Because the investor fee reduces the amount of return

to holders at maturity or upon

early redemption, the value of the Index must
increase significantly in order

for holders to receive at least the principal

amount of their investment at maturity or upon

early redemption. If the
value of the Index decreases or

does not increase sufficiently, holders

will receive less than the principal amount of their investment at maturity or upon early redemption.

Payment Upon Holder

Redemption
Prior to maturity, holders

may, subject to certain restrictions,

redeem their ETNs on any holder

redemption

date during the term of the
ETNs, provided

that they present at least

30,000

ETNs for redemption, or

their broker

or other financial intermediary (such as a

bank or other
financial institution not required

to register as a broker

-dealer to engage in securities transactions)

bundles their ETNs for redemption

with those of
other investors to reach

this minimum. If holders choose to redeem their ETNs on a particular holder redemption

date, they will

receive a cash
payment in U.S. dollars on

that date in an amount equal to the daily redemption value, which is (1) the principal amount of the ETNs
times

(2) the
applicable index factor on the applicable valuation date minus

(3) the investor fee on

the applicable valuation date. Holders must redeem at least
30,000

ETNs at

one time in order

to exercise their right to redeem their ETNs on any holder

redemption

date. We may from time to time

in our sole
discretion reduce, in part or in whole, the

minimum redemption

amount of 30,000 ETNs. Any such reduction

will be applied on a

consistent basis
for all holders of the relevant ETNs at the time the reduction becomes effective.

The index factor for the ETNs on the relevant valuation

date is the closing value of the Index on that day
divided by the initial index level.
The initial index level is the closing value of the Index on the inception date.

The investor fee is calculated as described in “—

Investor Fee.”
In the event that payment upon

holder redemption

is deferred beyond the original holder redemption date, penalty interest will not accrue or be payable

with respect to that deferred

payment.
Payment Upon Issuer

Redemption
Prior to maturity, we may,

at our sole discretion, choose to redeem the ETNs ( in whole but not in part) on any issuer redemption

date
during

the term of the ETNs. If

we elect to redeem

the ETNs, we will deliver written notice of such election to redeem to the holders of the ETNs not
less than 10 calendar

days prior to the issuer redemption date specified by us in such notice. In this scenario, the ETNs will be redeemed on the date
specified by us in such notice. In this scenario, the ETNs

will be redeemed on

the date specified

by us in the issuer redemption

notice, but in no
event prior to the tenth calendar day

following the date on which we deliver such notice. If we exercise our right to redeem the ETNs, holders will
receive a cash payment

in U.S. dollars on that date in an amount equal to (1) the principal amount of the ETNs times (2) the applicable index factor
on the applicable valuation date minus
(3) the investor fee on

the applicable valuation date.
The index factor on the relevant valuation

date is the closing value of the Index on that day
divided by

the initial index level. The initial index
level is the closing value of the Index

on the inception date.
The investor fee is calculated as described in “—

Investor Fee.”
In the event that payment upon

issuer redemption is deferred beyond

the original issuer redemption date, penalty interest

will not accrue
or be payable

with respect to that deferred

payment.
Valuation Date
A valuation date is each business day from

June 15,

2006

to June 5, 2036, inclusive (subject to the occurrence

of a market disruption
event), or, if such date

is not a trading day, the

next succeeding trading day,

not to exceed five trading days We refer

to Thursday,

June 5, 2036,

as
the “ final valuation date
”.

Redemption Date
A holder r

edemption date is the

third business day following

each valuation date (other than the final valuation date), where the final
redemption

date for the ETNs will be the third business day following the valuation date that is immediately prior to the final

valuation date.
An issuer redemption

date is

the date specified by us in the issuer redemption

notice, which will

in no event be prior

to the tenth

calendar
day following the date on

which we deliver such notice.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

Early Redemption Procedures
Holder Redemption

Procedures

Holders may, subject

to the minimum redemption

amount described above, elect to redeem their ETNs on any holder redemption date. To
redeem their ETNs, holders must instruct their broker

or other person with whom they hold their ETNs to deliver a notice of redemption to us via facsimile or email by no later than 4:00

p.m., New York City time, on the business day prior

to the applicable valuation date.
Issuer Redemption Procedures

We have

the right to redeem or “call” the ETNs (in whole but not in

part) at our sole discretion without holders’ consent on any issuer redemption

date until and including maturity. If we elect to redeem

the ETNs, we will deliver written notice of such election to redeem to DTC and
the Trustee not less than ten calendar days prior

to the issuer redemption date specified by us in such notice. In this scenario, the final valuation date will be deemed to be the date specified by us in the notice (subject to postponement in the event of a market disruption event), and the ETNs
will be redeemed

on the issuer redemption date specified by us in such notice, but in no event prior to the tenth calendar day following the date on
which we deliver such notice.

Market Disruption Event
As set forth under

“—

Payment at Maturity,” “—

Payment Upon

Holder Redemption”

and “—

Payment Upon Issuer Redemption”

above,
the calculation agent will determine the value of the Index on each valuation date, including the final valuation date. As described above, a valuation date may be postponed

and thus the determination of the value of the Index may be postponed if the

calculation agent determines that, on a
valuation date, a market disruption event has occurred

or is continuing in respect of any index component. If such a postponement occurs, the
index components unaffected

by the market disruption event shall be determined on

the scheduled valuation date and the value of the affected
index component

shall be determined using the closing value of

the affected index component

on the first

trading day after that day on

which no
market disruption event occurs or

is continuing. In no event, however,

will a

valuation date be postponed

by more

than five trading days.
If a valuation date is postponed

until the fifth trading day following the scheduled valuation date, but a market disruption event occurs or is
continuing on

such day, that day will nevertheless be the valuation

date and the calculation agent will make a good

faith estimate in its sole
discretion of the value of the Index

for such day.
Any of the following will be a “market disruption event” :
●

a material limitation, suspension or disruption in the trading of any index component which results in a failure by the Trading
Facility on which

the relevant contract is traded to report

a daily contract reference price (the price of the relevant contract that is used as a reference

or benchmark

by market participants);
●

the daily contract reference

price for any index component

is a

“limit price”, which means that the daily contract reference price
for such contract has increased or decreased

from the previous day’s daily contract reference

price by the maximum amount
permitted under

the applicable rules or procedures

of the relevant Trading

Facility;
●

failure by the Index

Sponsor to publish the closing value of the Index or of the applicable Trading

Facility or other price source

to
announce

or publish the daily contract reference

price for one or

more index components;

or
●

any other event, if the calculation agent determines in its sole discretion that the event materially interferes with our

ability or the
ability of any of our

affiliates to unwind all or a material portion of a hedge with respect to the ETNs that we or our affiliates have
effected or

may effect.
The following events will not be market disruption

events:
●

a limitation on the hours or numbers

of days of trading on a Trading

Facility on which any index component

is traded, but only if
the limitation results from an announced

change in the regular business hours of the relevant market; or
●

a decision by a Trading

Facility to permanently discontinue trading in any index component.
Default Amount on Acceleration
If an Event of Default (as defined below)

occurs and the maturity of the ETNs is

accelerated, we will pay the

default amount in respect of
the principal of the ETNs at maturity. We

describe the default amount below

under “General Terms

of the ETNs—Default

Amount”.
Discontinuance or Modification

of the

Index
If the Index Sponsor

discontinues publication of the Index and it or any other person or entity publishes

an index that the

calculation agent
determines is comparable

to the discontinued Index and approves

as a

successor index, then the calculation agent will determine the value of the
Index on the applicable valuation date and the amount payable at maturity or upon

redemption by reference

to such successor index.
If the calculation agent determines that the publication of the Index is discontinued

and that there is no successor index, or that the closing
level of the Index

is not available because of a market disruption event or for any other reason, on the date on which the value of that Index is
required

to be determined, or if for any other reason

the Index is not available

to

us or the calculation agent on the relevant date, the calculation agent will determine the amount payable by

a computation methodology

that the

calculation agent determines will as closely as reasonably
possible replicate the Index.
If the calculation agent determines that the Index, the index components of the Index or the method of calculating the Index has been changed at any time in any respect—including

any addition, deletion or substitution and any reweighting

or rebalancing

of index components,

and
whether the change is made by the Index

Sponsor under

its

existing policies

or following a modification of those policies, is due to the publication

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

of a successor index, is due to events affecting one

or more

of the index components, or is due to any other reason—then the calculation agent will be permitted (but not required)

to make such adjustments

to that Index or method

of calculating that

Index as it believes are appropriate

to ensure
that the value of the Index used to determine the amount payable on

the maturity date or upon

redemption

is equitable.
All determinations and adjustments to be made by the calculation agent with respect to the value of the Index and the amount

payable at
maturity or upon redemption

or otherwise relating to the

value of the Index may be made in the calculation agent’s sole discretion.
Business

Day
When we refer to a business day,

we mean a Monday,

Tuesday,

Wednesday,

Thursday or

Friday that is not a day on which banking
institutions in London or

New York

City generally are

authorized or

obligated by law, regulation

or executive order to close.
Description of iPath
®

US Treasury Steepener Exchange-Traded Notes
Terms

defined within this “Description of iPath
®

US Treasury

Steepener Exchange-Traded

Notes” section

are defined only with respect to this
section.
General
The return of the iPath
®

US Treasury

Steepener Exchange

-Traded

Notes

(the “
ETNs
”) is

linked to the performance

of the Barclays US
Treasury

2Y/10Y

Yield Curve Index™ (the “
Index
”). The Index employs a strategy that

seeks to capture returns

that are potentially available from a
“steepening” or “flattening”, as applicable,

of the U.S. Treasury yield curve through

a notional rolling investment in U.S. Treasury note futures
contracts (“ Treasury futures contracts
”). Specifically,

the level of the Index is expected to increase in response to a “steepening” of the U.S.
Treasury

yield curve and to decrease in response to a “flattening” of the yield curve. The Index was created by Barclays Bank PLC,

which is the
owner

of the intellectual property and licensing rights relating to the Index (the “
index owner ”). The Index is administered and published by
Barclays Index Administration

(the “
index sponsor
”), a

distinct function within the Investment Bank of Barclays Bank PLC.

The index sponsor has
appointed a third-party

index calculation agent (the “
index   calculation   agent
”), currently Bloomberg

Index Services Limited

(formerly

known as
Barclays Risk Analytics and

Index Solutions Limited), to calculate and maintain the Index. The ETNs are traded on the CBOE BZX Exchange

(“
CBOE
BZX ”) under the ticker symbol “STPP.”
Inception, Issuance and Maturity
The ETNs were first sold on August 9, 2010

(the “
inception   date
”). The ETNs were first issued on August 12, 2010

(the “
issue   date ”), and
will be due on August 13,

2020

(the “
maturity   date
”).

Coupon
We will not pay

holders interest during

the term of the ETNs.
Denomination
The ETNs are in denominations of $50.
Split or Reverse Split of the ETNs
Should the closing indicative note value on any business day be above

$100.00,

we may, but are not obligated to, initiate a 2 for 1 split of the ETNs. Should the closing indicative note value on any

business day be below $25.00,

we may, but are not obligated to, initiate a 1 for 2 reverse split of the ETNs. If the closing indicative note value is greater than $100.00 or below $25.00

on any business

day, and we decide

to initiate a split or
reverse split, as applicable, such date shall be deemed

to be the “
announcement date
”, and we will issue

a notice

to holders of the relevant ETNs
and a press release announcing

the split

or reverse split, specifying the effective

date of the split or reverse split.
If the ETNs undergo

a split,

we will adjust the terms of the ETNs accordingly.

The “
record date ” for the split will be the 9th business day
after the announcement

date. Any adjustment of the

closing indicative note value will be rounded

to 8 decimal places.

The split will become
effective at the opening

of trading of the ETNs on the business day immediately

following the

record

date.

In the case of a reverse split, we reserve the

right to address odd numbers

of ETNs (commonly referred

to as

“partials”) in a manner
determined by

us in our sole discretion. The record

date for the reverse split will

be on the 9th business day after the announcement

date. Any
adjustment of closing indicative note value will be rounded

to 8 decimal places.

The reverse split

will become effective at the opening

of trading of
the ETNs on the business day immediately following

the record

date.
In the case of a reverse split, holders who

own a number

of ETNs on the record date which are not evenly divisible by 2 will receive the same treatment as all other holders for

the maximum number

of ETNs they hold which is

evenly divisible by 2, and we will have the

right to
compensate holders for their remaining

or “partial” ETNs

in a manner determined

by us in our sole discretion. Our current intention is to provide holders with a cash payment for their partials on

the 17th business day

following the record

date in an amount equal to the

appropriate

percentage
of the closing indicative note value of the reverse

split-adjusted ETNs on the 14
th

business day following the announcement

date.
Payment at Maturity
If holders hold their ETNs to maturity, they

will receive a cash payment in U.S. dollars per ETN equal to the closing indicative note value on
the final valuation date.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

The “
closing

indicative note value
” for each ETN on the inception date was $50. On each subsequent calendar day until maturity or redemption, the closing indicative note value for

each ETN will equal (1) the closing indicative note value on the immediately preceding calendar
day plus

(2) the daily index performance

amount
plus (3) the daily interest minus

(4) the daily investor fee;
provided
that if

such calculation results
in a negative value, the closing indicative note value

will be $0. If the ETNs undergo

a split

or reverse split, the closing indicative

note value will be
adjusted accordingly.
The “ daily index performance amount”

for each ETN on the initial valuation

date and on any calendar day that is not an index business
day will equal $0. On any other

index business day, the daily index performance

amount for each ETN will

equal (1) the product

of (a) the index
multiplier times

(b) the difference of (i) the closing level of the Index

on such index business day
minus

(ii) the closing level of the Index on the
immediately preceding

index business day
minus

(2) the index rolling cost on such index business day.
The “ index multiplier
” is

$0.10.
The “
index rolling

cost”

for each ETN on any calendar day

that is

not a roll day will equal $0. On any roll day,

the index rolling cost for each
ETN will equal $0.01. Roll days

occur over

three consecutive index business days, commencing three index business days before the last index
business day in each of the months of February,

May, August and November

in any given year. The net effect of the index rolling cost accumulates over time and is subtracted at the rate of $0.12

per year, or

0.24% of the principal amount

of each ETN per year. The “index rolling cost” seeks to
represent and approximate

a prorated daily amount of costs that holders of a “long” position in relation to the 2-year Treasury futures contracts or
holders of a “short” position in relation to the 10

-year Treasury

futures contracts might expect to incur as part of the

roll process

during each
quarterly roll period.
The “ daily interest
” for each ETN on the initial valuation date was $0. On each subsequent calendar day until maturity or redemption,

the
daily interest for each ETN will equal (1)

the closing indicative note value on the immediately preceding calendar day
times

(2) the T-Bill rate
divided
by (3) 360.

The “daily interest” seeks to represent the amount of interest that holders of a “long” position in relation to the 2-year Treasury

futures
contracts or holders of a “short” position in relation to the 10

-year Treasury

futures contracts might receive if, on any calendar day,

they were to
invest the value of the ETNs in an interest-bearing

bank account while their payment obligations on the relevant long or short positions in the
Treasury

futures contracts were pending.

The “ T-Bill rate
” will equal the most recent weekly investment rate for

28-day

U.S. Treasury bills effective on the immediately preceding
business day in New York

City. The weekly investment

rate for 28-

day U.S. Treasury bills is generally announced

by the U.S. Treasury on each
Monday; on

any Monday

that is not a

business day in New York

City, the rate prevailing on the immediately preceding

business day in New York
City will apply.

The most recent weekly investment rate for

28-day

U.S. Treasury bills is currently published by the U.S. Treasury on
http://www.treasurydirect.gov

and is also currently available on Bloomberg

under the ticker symbol “USB4WIR”. The T-Bill rate is expressed as a percentage. Information

contained on the U.S. Treasury website is not incorporated by reference

in, and should not be considered a part of, this
section.

We make no representation

or warranty

as to

the accuracy or completeness of information contained

on such website.
The “ daily investor fee
” for each ETN on the initial valuation

date was $0. On each subsequent calendar day until maturity or early redemptio

n, the daily

investor fee for

each ETN will equal (1) the closing indicative note value on the immediately preceding calendar day
times
(2) the fee rate divided by

(3) 365.

Because the daily investor fee is

calculated and subtracted from

the closing indicative note value on a daily basis,
the net effect of the daily investor fee

accumulates over time and is subtracted at the rate of

approximately 0.75

%

per year.

Because the net effect
of

the daily investor fee is a fixed percentage

of the value of each ETN, the aggregate effect of the daily investor fee will increase or decrease in a
manner directly proportional

to the value of each ETN

and the amount of ETNs that are held, as applicable.
The “ fee rate
” for the ETNs is 0.75%

per year.
The “ intraday indicative note value
” for the ETNs on any trading day will equal (1)

the closing indicative note value on the immediately
preceding

calendar day
plus

(2) the then current intraday

index perfor

mance amount;
provided   that

if such calculation

results in a negative value,
the intraday indicative note value

will be $0. The intraday indicative note value will be published by Thompson

Reuters (Markets) LLC every 15
seconds on each trading day

under the ticker symbol “STPP.IV”.

As the intraday indicative note value is calculated using the closing indicative note value on the immediately preceding

calendar day,

the intraday indicative note value published at any time during a given trading day will not reflect
the daily interest or the daily investor fee

that may have accrued

over the course of such trading

day.
The “ intraday index performance amount
” on any index business day will equal (1)

the index multiplier
times

(2) the difference

of (a) the
most recently published level of the Index

on such index business day
minus

(b) the closing level of the Index on the immediately preceding index
business day.
An “
index business

day
” is a

day on which the Chicago Board

of Trade (the “
CBOT ”) is open for business.
A “
business

day
” is a Monday,

Tuesday,

Wednesday,

Thursday or

Friday that is

not a day on which

banking institutions in New York

City or
London

generally are authorized

or obligated by law, regulation

or executive order to close.
A “ trading day
” for the ETNs is a day

on which (1) it is an index business day, (2)

trading is generally conducted

on the CBOE BZX

and (3) it
is a business day in New York

City, in each case as determined by

the calculation agent in its sole discretion.
A “ valuation date
” is each trading

day from August

9, 2010

to August 10, 2020,

inclusive,

subject to postponement due to the occurrence
of a market disruption event, such postponement

not to exceed five trading days.

The “ initial valuation date ” for the ETNs is August 9, 2010.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

The “ final valuation date
”

for the ETNs is August 10, 2020.
Maturity Date
If the maturity date is not a business day,

the maturity date will be the next following business day.

If the fifth business day before

this day
does not qualify as a valuation date, then the maturity date will be the fifth business day following the final valuation date. The calculation agent
may postpone the final valuation date — and therefore

the maturity date — of the ETNs if a market disruption event occurs or is continuing on a
day that would

otherwise be the final valuation date or if the level of the Index is not available or cannot be calculated.
In the event that payment at maturity is

deferred

beyond

the stated

maturity date, penalty

interest will not accrue

or be payable with
respect to that deferred

payment.
Market Disruption Events
A valuation date may be postponed

and thus the determination of the Index levels may be postponed if the calculation agent determines that, on the respective date, a market disruption event has

occurred

or is continuing in respect of the Index.
Any of the following will be a “market disruption event”

with respect to the Index:
●

a suspension, absence or limitation of trading in Treasury

futures contracts constituting 20% or

more, by weight, of the Index;
●

a suspension, absence or limitation of trading in futures or options contracts relating to the Index on

their respective markets;
●

any event that disrupts or

impairs, as determined by the calculation agent, the ability of market participants to (1)

effect
transactions in, or obtain market

values for, Treasury

futures contracts constituting 20% or

more, by weight, of the Index, or (2)
effect transactions in,

or obtain market values for, futures or

options contracts relating to the Index on

their respective markets;
●

the closure on any day of the primary

market for futures or options contracts relating to the Index or

Treasury

futures contracts
constituting 20% or

more, by weight, of the Index on

a scheduled trading day prior

to the scheduled weekday closing time of
that market (without regard

to after hours or any other trading

outside of the regular trading session hours) unless such earlier closing time is announced

by the primary market at least one hour prior

to the earlier of (1) the actual

closing time for the
regular trading

session

on such primary market

on such scheduled trading

day for such primary

market and (2) the submission
deadline for orders

to be entered into the relevant exchange system for execution at the close of trading on such scheduled
trading day for

such primary market;
●

any scheduled trading

day on which (1)

the primary markets for Treasury

futures contracts constituting 20% or more, by

weight,
of the Index or

(2) the exchanges or quotation systems, if any, on which

futures or options contracts on the Index are

traded,
fails to open for trading

during

its

regular trading

session;

or
●

any other event, if the calculation agent determines that the event interferes with our ability or the ability of any of our affiliates
to unwind all or a portion

of a hedge with respect to the securities that we or our affiliates have effected or may effect;
and, in any of these events, the calculation agent determines that the event was material.
“ Scheduled trading day
” means any day on which (a) the value of the Index is published, and (b)

trading is generally conducted

on the
markets on which

the Treasury futures contracts are traded,

in each case as determined by the calculation agent in its sole discretion.
The following events will not be market disruption

events:
●

a limitation on the hours or number

of days of trading on which any Treasury

futures contract is

traded, but only if the limitation
results from an announced

change in the regular business hours of the relevant market; or
●

a decision to permanently discontinue trading

in futures or options contracts relating to the Index.
For this purpose,

an “absence of trading” on an exchange or market

will not include any time when the relevant exchange or market is
itself closed for trading under

ordinary

circumstances.
In contrast, a suspension or limitation of trading in futures or options contracts related to the Index, if available, in the primary market for
those contracts, by reason of any

of:
●

a price change

exceeding limits set by that market,
●

an imbalance of orders relating to those contracts, or
●

a disparity in bid and ask quotes relating to those contracts, will constitute a suspension or material limitation of trading in futures or options contracts related to the Index in the primary market for
those contracts.
If the calculation agent determines that a market disruption event occurs or is continuing on any valuation date, the valuation date will be the first following scheduled

trading day on

which the calculation agent determines that

a market disruption event does not occur

and is not
continuing. In no

event, however,

will the

valuation date be postponed

by more

than five scheduled trading days. If the calculation agent
determines that a market disruption event occurs

or is continuing on the fifth scheduled trading day, the calculation agent will make an estimate of the closing level for the Index

that would have prevailed on

that fifth scheduled trading day in the absence of the market disruption event.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

Payment Upon Redemption
Prior to maturity, holders

may, subject to certain restrictions,

redeem their ETNs on any early redemption

date during the term of the ETNs,
provided

that they present at least

20,000

ETNs for redemption, or

their broker

or other financial intermediary (such as a

bank or other financial
institution not required

to register as a broker

-dealer to engage in securities transactions)

bundles their ETNs for redemption

with those of other
investors to reach this minimum. If holders

choose to redeem their ETNs on an early redemption date, they will receive a cash payment in U.S.
dollars per ETN on such date equal to the closing indicative note value on the related valuation date. The early redemption

feature is intended to
induce arbitrageurs

to counteract any trading

of the ETNs

at a discount to their closing indicative note value, though there can be no assurance that
arbitrageurs will employ the redemption

feature in this manner.
Notwithstanding the foregoing,

beginning

after the close

of trading on September

4, 2018,

we have waived the minimum redemption
amount so that holders may exercise their right to

redeem their ETNs on any redemption

date with no minimum amount. Our waiver of the
minimum redemption

amount will be available to any and all holders of the ETNs on such early redemption dates and will

remain in effect

until we
announce

otherwise. We may, at any time and in our

sole discretion, make further modifications to the minimum redemption amount, including,
among others, to reinstate the minimum redemption

amount of 20,000

ETNs for all

redemption

dates after

such further modification. Any such
modification will be applied on a consistent basis for all holders of the ETNs at the time such modification becomes effective.
Effective as of August 31,

2017,

an “
early redemption date
” for the ETNs is the second

business day following each valuation date (other
than the final valuation date). The final early redemption

date will

be the second business day following the valuation

date that is immediately prior
to the final valuation date.
In the event that payment upon

redemption

is deferred beyond the original early redemption

date, penalty interest

will not accrue or be
payable with

respect to that deferred

payment.
Early Redemption Procedures
Holders may, subject

to the minimum redemption

amount described above, elect to redeem their ETNs on any early redemption date. To redeem their ETNs, holders must instruct their broker

or other person through

whom holders hold their ETNs to

deliver a notice of redemption to us
via facsimile or e-mail by no

later than 4:00 p.m., New York City time, on the business day prior to the applicable valuation date.

Default Amount on Acceleration
If an Event of Default (as defined below)

occurs and the maturity of the ETNs is

accelerated, we will pay the

default amount in respect of
the principal of the ETNs at maturity. We

describe the default amount below

under “General Terms

of the ETNs—Default

Amount”.
Discontinuance or Modification

of the

Index
If the index sponsor discontinues publication of the Index

and any other person

or entity publishes an index that

the calculation agent
determines is comparable

to the Index and the calculation agent approves such index as a successor index, then the calculation agent will determine the value of the Index on

the applicable valuation date and the amount payable at maturity or upon redemption

by reference to such
successor index.
If the calculation agent determines that the publication of the Index is discontinued

and there is no successor index, or that the closing
value of that Index is not available for

any reason, on the date on which the value of that Index

is required to be determined, the calculation agent
will determine the amount payable by

a computation methodology

that the

calculation agent determines will as closely as reasonably possible replicate that Index.
If the calculation agent determines that the Index

or the method of calculating the Index has been changed at any time in any respect, including whether

the change is made by the index sponsor under its existing policies or following a modification of those policies, is due to the publication of a successor index, or is due to any other reason, then the calculation agent will be permitted

(but not required)

to make such
adjustments to the Index or

method of calculating the Index as it believes are appropriate to ensure that the value

of the Index used to determine
the amount payable on the maturity

date or upon redemption

is equitable.
All determinations and adjustments to be made by the calculation agent may be made in the calculation agent’s sole discretion.

Description of iPath
®

US Treasury Flattener Exchange-Traded Notes
Terms

defined within this “Description of iPath
®

US Treasury

Flattener Exchange-Traded

Notes” section

are defined only with respect to this section.
General
The return of the iPath
®

US Treasury

Flattener Exchange-Traded

Notes (the “
ETNs
”) is

linked to the performance

of the Barclays US
Treasury

2Y/10Y

Yield Curve Index™ (the “
Index
”). The Index employs a strategy that

seeks to capture returns

that are potentially available from a
“steepening” or “flattening”, as applicable,

of the U.S. Treasury yield curve through

a notional rolling investment in U.S. Treasury note futures
contracts (“ Treasury futures contracts
”). Specifically,

the level of the Index is expected to increase in response to a “steepening” of the U.S.
Treasury

yield curve and to decrease in response to a “flattening” of the yield curve. The Index was created by Barclays Bank PLC,

which is the
owner

of the intellectual property and licensing rights relating to the Index (the “
index owner ”). The Index is administered and published by
Barclays Index Administration

(the “
index sponsor
”), a

distinct function within the Investment Bank of Barclays Bank PLC.

The index sponsor has
appointed a third-party

index calculation agent (the “
index calculation agent
”), currently Bloomberg

Index Services Limited

(formerly

known as

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

Barclays Risk Analytics and

Index Solutions Limited), to calculate and maintain the Index. The ETNs are traded on the CBOE BZX Exchange

(“
CBOE
BZX ”) under the ticker symbol “FLAT.”
Inception, Issuance and Maturity
The ETNs were first sold on August 9, 2010

(the “
inception   date
”). The ETNs were first issued on August 12, 2010

( the “
issue   date ”), and
will be due on August 13,

2020

(the “
maturity   date
”).

Coupon
We will not pay

holders interest during

the term of the ETNs.
Denomination
The ETNs are in denominations of $50.
Split or Reverse Split of the ETNs
Should the closing indicative note value on any business day be above

$100.00,

we may, but are not obligated to, initiate a 2 for 1 split of the ETNs. Should the closing indicative note value on any

business day be below $25.00,

we may, but are not obligated to, initiate a 1 for 2 reverse split of the ETNs. If the closing indicative note value is greater than $100.00 or below $25.00

on any business

day, and we decide

to initiate a split or
reverse split, as applicable, such date shall be deemed

to be the “
announcement date
”, and we will issue

a notice to holders of the relevant ETNs
and a press release announcing

the split

or reverse split, specifying the effective

date of the split or reverse split.
If the ETNs undergo

a split,

we will adjust the terms of the ETNs accordingly.

The “
record date”

for the split will be the 9th business day
after the announcement

date. Any adjustment of the

closing indicative note value will be rounded

to 8 decimal places.

The split will become
effective at the opening

of trading of the ETNs on the business day immediately following the record date.

In the case of a reverse split, we reserve the

right to address odd numbers

of ETNs (commonly referred

to as

“partials”) in a manner
determined by

us in our

sole discretion. The record

date for the reverse split will

be on the 9
th

business day after the announcement

date. Any
adjustment of closing indicative note value will be rounded

to 8 decimal places.

The reverse split

will become effective at the openin

g

of trading of
the ETNs on the business day immediately following

the record

date.
In the case of a reverse split, holders who

own a number

of ETNs on the record date which are not evenly divisible by 2 will receive the same treatment as all other holders for

the maximum number

of ETNs they hold which is

evenly divisible by 2, and we will have the

right to
compensate holders for their remaining

or “partial” ETNs

in a manner determined

by us in our sole discretion. Our current intention is to provide holder

s

with a cash payment for their partials on the 17th

business day following the record

date in an amount equal to the

appropriate

percentage
of the closing indicative note value of the reverse

split-adjusted ETNs on the 14
th

business day following the anno

uncement date.
Payment at Maturity
If holders hold their ETNs to maturity, they

will receive a cash payment in U.S. dollars per ETN equal to the closing indicative note value on
the final valuation date.
The “
closing

indicative note value
” for each ETN on the inception date was $50. On each subsequent calendar day until maturity or redemption, the closing indicative note value for

each ETN will equal (1) the closing indicative note value on the immediately preceding calendar
day plus
(2) the daily index per

formance amount
plus

(3) the daily interest
minus

(4) the daily investor fee;
provided
that if

such calculation results
in a negative value, the closing indicative note value

will be $0. If the ETNs undergo

a split

or reverse split, the closing indicative

note value will be
adjusted accordingly.
The “ daily index performance amount”

for each ETN on the initial valuation

date and on any calendar day that is not an index business
day will equal $0. On any other

index business day, the daily index performance

amount for each ETN will

equal (1) the product

of (a) the index
multiplier times

(b) the difference of (i) the closing level of the Index

on such index business day
minus

(ii) the closing level of the Index on the
immediately preceding

index business day
minus

(2) the index rolling cost on such index business day.
The “ index multiplier
” is

–$0.10.

The index multiplier is set as a negative value in order

for the ETNs to generate a positive return in
response to a decrease in the Index level and

to generate a negative return in response to an increase in the Index level, as applicable.
The “
index rolling

cost”

for each ETN on any calendar day

that is

not a roll day will equal $0. On any roll day,

the index rolling cost for each
ETN will equal $0.01. Roll days

occur over

three consecutive index business days, commencing three index business days before the last index
business day in each of the months of February,

May, August and November

in any given year. The net effect of the index rolling cost accumulates over time and is subtracted at the rate of $0.12

per year,

or 0.24%

of the principal amount of each ETN per year. The “index rolling cost” seeks

to
represent and approximate

a prorated daily amount of costs that holders of a “long” position in relation to the 2-year Treasury futures contracts or
holders of a “short” position in relation to the 10

-year Treasury

futures contracts might expect to incur as part of the

roll process

during each
quarterly roll period.
The “ daily interest
” for each ETN on the initial valuation date was $0. On each subsequent calendar day until maturity or redemption,

the
daily interest for each ETN will equal (1)

the closing indicative note value on the immediately preceding calendar day
times

(2) the T-Bill rate
divided
by (3) 360.

The “daily interest” seeks to represent the amount of interest that holders of a “long” position in relation to the 2-year Treasury

futures
contracts or holders of a “short” position in relation to the 10

-year Treasury

futures contracts might receive if, on any calendar day,

they were to

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

invest the value of the ETNs in an interest-bearing

bank account while their payment obligations on the relevant long or short positions in the
Treasu

ry futures contracts were pending.

The “ T-Bill rate
” will equal the most recent weekly investment rate for

28-day

U.S. Treasury bills effective on the immediately preceding
business day in New York

City. The weekly investment

rate for 28-

day U.S. Treasury bills is generally announced

by the U.S. Treasury on each
Monday; on

any Monday

that is not a

business day in New York

City, the rate prevailing on the immediately preceding

business day in New York
City will apply.

The most recent weekly investment rate for

28-day

U.S. Treasury bills is currently published by the U.S. Treasury on
http://www.treasurydirect.gov

and is also currently available on Bloomberg

under the ticker symbol “USB4WIR”. The T-Bill rate is expressed as a percentage. Information

contained on the U.S. Treasury website is not incorporated by reference

in, and should not be considered a part of, this
section. We make no

representation or

warranty as to the accuracy or completeness of information contained on such website.
The “ daily investor fee
” for each ETN on the initial valuation

date was $0. On each subsequent calendar day until maturity or early redemption, the daily investor fee for

each ETN will equal (1) the closing indicative note value on the immediately preced ing calendar day times
(2) the fee rate divided by

(3) 365.

Because the daily investor fee is

calculated and subtracted from

the closing indicative note value on a daily basis,
the net effect of the daily investor fee

accumulates over time and is subtracted

at the rate of approximately

0.75% per

year. Because the net effect
of the daily investor fee is a fixed percentage

of the value of each ETN, the aggregate effect of the daily investor fee will increase or decrease in a
manner directly proportional

to the value of each ETN

and the amount of ETNs that are held, as applicable.
The “ fee rate
” for the ETNs is 0.75%

per year.
The “ intraday indicative note value
” for the ETNs on any trading day will equal (1)

the closing indicative note value on the immediately
preceding

calendar day
plus

(2) the then current intraday

index performance amount;
provided   that

if such calculation

results in a negative value,
the intraday indicative note value

will be $0. The intraday indicative note value will be published by Thompson

Reuters (Markets) LLC every 15
seconds on each trading day

under the ticker symbol “FLAT.IV”.

As the intraday indicative note value is calculated

using the closing indicative note
value on the immediately preceding

calendar day,

the intraday indicative note value published at any time during a given trading day will not reflect
the daily interest or the daily investor fee

that may have accrued

over the course of such trading

day.
The “ intraday index performance amount
” on

any index business day will equal (1) the index multiplier
times

(2) the difference

of (a) the
most recently published level of the Index

on such index business day
minus

(b) the closing level of the Index on the immediately preceding index
business day.
An “
index business

day
” is a

day on which the Chicago Board

of Trade (the “
CBOT ”) is open for business.
A “
business

day
” is a Monday,

Tuesday,

Wednesday,

Thursday or

Friday

that is

not a day on which

banking institutions in New York

City or
London

generally are authorized

or obligated by law, regulation

or executive order to close.
A “ trading day
” for the ETNs is a day

on which (1) it is an index business day, (2)

trading is generally conducted

on CBOE BZX and (3) it is
a business day in New York

City, in each case as determined by

the calculation agent in its sole discretion.
A “ valuation date
” is each trading

day from August

9, 2010

to August 10, 2020,

inclusive, subject

to postponement due to the occurrence
of a market disruption event, such postponement

not to exceed five trading days.

The “ initial valuation date ” for the ETNs is August 9, 2010.
The

“
final valuation date
”

for the ETNs is August 10, 2020.
Maturity Date
If the maturity date is not a business day,

the maturity date will be the next following business day.

If the fifth business day before

this day
does not qualify as a valuation date, then the maturity date will be the fifth business day following the final valuation date. The calculation agent
may postpone the final valuation date — and therefore

the maturity date — of the ETNs if a market disruption event occurs or is continuing on a
day that would

otherwise be the final valuation date or if the level of the Index is not available or cannot be calculated.
In the event that payment at maturity is

deferred

beyond

the stated

maturity date, penalty

interest will not accrue

or be payable with
respect to that deferred

payment.
Market Disruption Events
A valuation date may be postponed

and thus the determination of the Index levels may be postponed if the calculation agent determines that, on the respective date, a market disruption event has

occurred

or is continuing in respect of the Index.
Any of the following will be a “market disruption event”

with respect to the Index:
●

a suspension, absence or limitation of trading in Treasury

futures contracts constituting 20% or

more, by weight, of the Index;
●

a suspension, absence or limitation of trading in futures or options contracts relating to the Index on

their respective markets;
●

any event that disrupts or

impairs, as determined by the calculation agent, the ability of market participants to (1)

effect
transactions in, or obtain market

values for, Treasury

futures contracts constituting 20% or

more, by weight, of the Index, or (2)
effect transactions in,

or obtain market values for, futures or

options contracts relating to the Index on

their respective markets;
●

the closure on any day of the primary

market for futures or options contracts relating to the Index or

Treasury

futures contracts
constituting 20% or

more, by weight, of the Index on

a scheduled trading day prior

to the scheduled weekday closing time of

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

that market (without regard

to after hours or any other trading

outside of the regular trading session hours) unless such earlier closing time is announced

by the primary market at least one hour prior

to the earlier of (1) the actual

closing time for the
regular trading

session

on such primary market

on such scheduled trading

day for such primary

market and (2) the submission
deadline for orders

to be entered into the relevant exchange system for execution at the close of trading on such scheduled
trading day for

such primary market;
●

any scheduled trading

day on which (1)

the primary markets for Treasury

futures contracts constituting 20% or more, by

weight,
of the Index or

(2) the exchanges or quotation systems, if any, on which

futures or options contracts on the Index are

traded,
fails to open for trading

during

its

regular trading

session;

or
●

any other event, if the calculation agent determines that the event interferes with our ability or the ability of any of our affiliates
to unwind all or a portion

of a hedge with respect to the securities that we or our affiliates have effected or may effect;
and, in any of these events, the calculation agent determines that the event was material.
“Scheduled

trading day”

means any day on which (a) the value of the Index is published and (b) trading is generally conducted on the
markets on which

the Treasury futures contracts are traded,

in each case as determined by the calculation agent in its sole discretion.
The following events will not be market disruption

events:
●

a limitation on the hours or number

of days of trading on which any Treasury

futures contract is

traded, but only if the limitation
results from an announced

change in the regular business hours of the relevant market; or
●

a decision to permanently discontinue trading

in futures or options contracts relating to the Index.
For this purpose,

an “absence of trading” on an exchange or market

will not include any time when the relevant exchange or market is
itself closed for trading under

ordinary

circumstances.
In contrast, a suspension or limitation of trading in futures or options contracts related to the Index, if available, in the primary market for
those contracts, by reason of any

of:
●

a price change

exceeding limits set by that market,
●

an imbalance of orders relating to those contracts, or
●

a disparity in bid and ask quotes relating to those contracts, will constitute a suspension or material limitation of trading in futures or options contracts related to the Index in the primary market for
those contracts.
If the calculation agent determines that a market disruption event occurs or is continuing on any valuation date, the valuation date will be the first following scheduled

trading day on

which the calculation agent determines that

a market disruption event does not occur

and is not
continuing. In no

event, however,

will the

valuation date be postponed

by more

than five scheduled trading days. If the calculation agent
determines that a market disruption event o

ccurs or is continuing on the fifth scheduled trading day, the calculation agent will make an estimate of
the closing level for the Index

that would have prevailed on

that fifth scheduled trading day in the absence of the market disruption event.
Payment Upon Redemption
Prior to maturity, holders

may, subject to certain restrictions,

redeem their ETNs on any early redemption

date during the term of the ETNs,
provided

that they present at least

20,000

ETNs for redemption, or

their broker

or other financial intermediary (such as a

bank or other

financial
institution not required

to register as a broker

-dealer to engage in securities transactions)

bundles their ETNs for redemption

with those of other
investors to reach this minimum. If holders

choose to redeem their ETNs on an early redemption

date, they will receive a cash payment in U.S.
dollars per ETN on such date equal to the closing indicative note value on the related valuation date. The early redemption

feature is intended to
induce arbitrageurs

to counteract any trading

of the ETNs

at a discount to their closing indicative note value, though there can be no assurance that
arbitrageurs will employ the redemption

feature in this manner.
Notwithstanding the foregoing,

beginning

after the close

of trading on September

4, 2018,

we have waived the minimum redemption
amount so that holders may exercise their right to

redeem their ETNs on any redemption

date with no minimum amount. Our waiver of the
minimum redemption

amount will be available to any and all holders of the ETNs on such early redemption dates and will

remain in effect

until we
announce

otherwise. We may, at any time and in our

sole discretion, make further modifications to the minimum redemption amount, including,
among others, to reinstate the minimum redemption

amount of 20,000

ETNs for all

redemption

dates after

such further modification. Any such
modification will be applied on a consistent basis for all holders of the ETNs at the time such modification becomes effective.
Effective as of August 31, 2017,

an “
early redemption date
” for the ETNs is the second

business day following each valuation date (other
than the final valuation date). The final early redemption

date will

be the second business day following the valuation

date that is immediately

prior
to the final valuation date.
In the event that payment upon

redemption

is deferred beyond the original early redemption

date, penalty interest

will not accrue or be
payable with

respect to that deferred

payment.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

Early Redemption Procedures
Holders may, subject

to the minimum redemption

amount described above, elect to redeem their ETNs on any early redemption date. To redeem their ETNs, holders must instruct their broker

or other person through

whom holders hold their ETNs to

deliver a notice of redemption to us
via facsimile or e-mail by no

later than 4:00 p.m., New York City time, on the business day prior to the applicable valuation date.
Default Amount on Acceleration
If an Event of Default (as defined below)

occurs and the maturity of the ETNs is

accelerated, we will pay the

default amount in respect of
the principal of the ETNs at maturity. We

describe the default amount below

under “General Terms

of the ETNs—Default

Amount”.
Discontinuance or Modification

of the

Index
If the index sponsor disco

ntinues publication of the Index and any other person

or entity publishes an index that

the calculation agent
determines is comparable

to the Index and the calculation agent approves such index as a successor index, then the calculation agent will determine

the value of the Index on the applicable valuation date and the amount payable at maturity or upon

redemption

by reference to such
successor index.
If the calculation agent determines that the publication of the Index is discontinued

and there is no successor index, or that the closing
value of that Index is not available for

any reason, on the date on which the value of that Index

is required to be determined, the calculation agent
will determine the amount payable by

a computation methodology

that the

calculation agent determines will as closely as reasonably possible replicate that Index.
If the calculation agent determines that the Index

or the method of calculating the Index has been changed at any time in any respect, including whether

the change is made by the index sponsor under its existing policies or following a modification of those policies, is due to the publication of a successor index, or is due to any other reason, then the calculation agent will be permitted

(but not required)

to make such
adjustments to the Index or

method of calculating the Index as it believes are appropriate to ensure that the value

of the Index used to determine
the amount payable on the maturity

date or upon redemption

is equitable.
All determinations and adjustments to be made by the calculation agent may be made in the calculation agent’s sole discretion.

Description of iPath
®

US Treasury 2-year Bull Exchange-Traded Notes
Terms

defined within this “Description of iPath
®

US Treasury

2-year

Bull Exchange-Traded

Notes” section

are defined only with respect to this
section.
General
The return of the iPath
®

US Treasury

2-year Bull Exchange

-Traded Notes (the “
ETNs
”) is

linked to the performance

of the Barclays 2Y US
Treasury

Futures Targeted

Exposure Index™

(the “
Index
”). The Index employs a strategy that

seeks to capture returns

that are potentially available
from an increase or decrease, as applicable, in the yields available to investors purchasing

2-year U.S. Treasury

notes

through

a notional rolling
investment in 2-year U.S. Treasury

note futures contracts (“
2-year Treasury futures contracts
”). Specifically, the level of the Index

is expected to
increase in response to a decrease in 2

-year U.S. Treasury note yields and to decrease in response to an increase in 2-year U.S. Treasury

note yields.
The Index was created by Barclays

Bank PLC, which is the owner

of the intellectual property and licensing rights relating to the Index (the “
index
owner
”). The Index is administered and published by Barclays

Index Administration (the “
index sponsor
”), a

distinct

function within the
Investment Bank of Barclays Bank PLC.

The index sponsor has appointed a third-

party index calculation agent (the “index calculation agent”), currently Bloom

berg Index Services Limited (formerly known

as Barclays Risk

Analytics and Index Solutions Limited), to calculate and maintain the
Index. The ETNs are traded on the CBOE BZX Exchange (“ CBOE BZX ”) under the ticker symbol “DTUL.”
Inception, Issuance and Maturity
The ETNs were first sold on August 9, 2010

(the “
inception   date
”). The ETNs were first issued on August 12, 2010

(the “
issue   date ”), and
will be due on August 13,

2020

(the “
maturity   date
”).

Coupon
We will not pay

holders interest during

the term of the ETNs.
Denomination
The ETNs are in denominations of $50.
Split or Reverse Split of the ETNs
Should the closing indicative note value on any business day be above

$100.00,

we may, but are not obligated to, initiate a 2 for 1 split of the ETNs. Should the closing indicative note value on any

business day be below $25.00,

we may, but are not obligated to, initiate a 1 for 2 reverse split of the ETNs. If the closing indicative note value is greater than $100.00 or below $25.00

on any business

day, and we decide

to initiate a split or
reverse split, as applicable, such date shall be deemed

to be the “
announcement date
”, and we will issue

a notice to holders of the relevant ETNs
and a press release announcing

the split

or reverse split, specifying the effective

date of the split or reverse split.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

If the ETNs undergo

a split,

we will adjust the terms of the ETNs accordingly.

The record

date for the split

will be the 9th business day after
the announcement date. Any adjustment of the closing indicative note value will be rounded to 8 decimal places.

The split will become

effective at
the opening of trading

of the ETNs

on the business day

immediately following the record

date.

In the case of a reverse split, we reserve the

right to address odd numbers

of ETNs (commonly referred

to as

“partials”) in a manner
determined by

us in our sole discretion. The record

date for the reverse split will

be on the 9th business day after the announcement

date. Any
adjustment of closing indicative note value will be rounded

to 8 decimal places.

The reverse split

will become effective at the opening

of trading of
the ETNs on the business day immediately following

the record

date.
In the case of a reverse split, holders who

own a number

of ETNs on the record date which are not evenly

divisible by 2 will

receive the
same treatment as all other holders for

the maximum number

of ETNs they hold which is

evenly divisible by 2, and we will have the

right to
compensate holders for their remaining

or “partial” ETNs

in a manner determined

by us in our sole discretion. Our current intention is to provide holders with a cash payment for their partials on

the 17th business day

following the record

date in an amount equal to the

appropriate

percentage
of the closing indicative note value of the re

verse split-adjusted ETNs on the 14
th

business day following the announcement

date.
Payment at Maturity
If holders hold their ETNs to maturity, they

will receive a cash payment in U.S. dollars per ETN equal to the closing indicative note value on
the final valuation date.
The “
closing

indicative note value
” for each ETN on the inception date was $50. On each subsequent calendar day until maturity or redemption, the closing indicative note value for

each ETN will equal (1) the closing indicative note value on the immediately preceding

calendar
day plus

(2) the daily index performance

amount
plus (3) the daily interest minus

(4) the daily investor fee;
provided
that if

such calculation results
in a negative value, the closing indicative note value

will be $0. If the ETNs undergo

a split

or reverse split, the closing indicative

note value will be
adjusted accordingly.
The “ daily index performance amount”

for each ETN on the initial valuation

date and on any calendar day that is not an index business
day will equal $0. On any other

index business day, the daily index performance

amount for each ETN will

equal (1) the product

of (a) the index
multiplier times

(b) the difference of (i) the closing level of the Index

on such index business day
minus

(ii) the closing level of the Index on the
immediately preceding

index business day
minus

(2) the index rolling cost on such index business day.
The “ index multiplier
” is

$0.10.
The “
index rolling

cost”

for each ETN on any calendar day

that is

not a roll day will equal $0. On any roll day,

the index rolling cost for each
ETN will equal $0.005. Roll days occur

over three

consecutive index business days, commencing

three index business days before the last index
business day in each of the months of February,

May, August and November

in any given year. The net effect of the index rolling cost accumulates over time and is subtracted at the rate of $0.06

per year,

or 0.12%

of the principal amount of each ETN per year. The “index rolling cost” seeks

to
represent and approximate

a prorated daily amount of costs that holders of a “long” position in relation to 2-year Treasury futures contracts might
expect to incur as part of the roll process during

each quarterly roll period.
The “ daily interest
” for each ETN on the initial valuation date was $0. On each subsequent calendar day until maturity or redemption,

the
daily interest for each ETN will equal (1)

the closing indicative note value on the immediately preceding calendar day
times

(2) the T-Bill rate
divided
by (3) 360.

The “daily interest” seeks to represent the amount of interest that holders of a “long” position in relation to 2-year Treasury

futures
contracts might receive if, on

any calendar day,

they were

to invest the value of the ETNs in an interest-bearing bank account while their payment obligations on the relevant long

positions in the Treasury futures contracts were

pending.

The “ T-Bill rate
” will equal the most recent weekly investment rate for 28

-day U.S. Treasury bills effective

on the immediately preceding
business day in New York

City. The weekly investment

rate for 28-

day U.S. Treasury bills is generally announced

by the U.S. Treasury on each
Monday; on

any Monday

that is not a

business day in New York

City, the rate prevailing on the immediately preceding

business day in New York
City will apply.

The most recent weekly investment rate for

28-day

U.S. Treasury bills is currently published by the U.S. Treasury on
http://www.treasurydirect.gov

and is also currently available on Bloomberg

under the ticker symbol “USB4WIR”. The T-Bill rate is expressed as a percentage. Information

contained on the U.S. Treasury website is not incorporated by reference

in, and should not be

considered a part of, this
section.

We make no representation

or warranty

as to

the accuracy or completeness of information contained

on such website.
The “ daily investor fee
” for each ETN on the initial valuation

date was $0. On each subsequent calendar day until maturity or early redemption, the daily investor fee for

each ETN will equal (1) the closing indicative note value on the immediately preceding calendar day
times
(2) the fee rate divided by

(3) 365.

Because the daily investor fee is

calculated and subtracted from

the closing indicative note value on a daily basis,
the net effect of the daily investor fee

accumulates over time and is subtracted at the rate of

approximately 0.75

%

per year.

Because the net effect
of the daily investor fee is a fixed percentage

of the value of each ETN, the aggregate effect of the daily investor fee will increase or decrease in a
manner directly proportional

to the value of each ETN

and the amount of ETNs that are held, as applicable.
The “ fee rate
” for the ETNs is 0.75%

per year.
The “ intraday indicative note value
” for the ETNs on any trading day will equal (1)

the closing indicative note value on the immediately
preceding

calendar day
plus

(2) the then current intraday

index performance amount;
provided   that

if such calculation

results in a negative value,
the intraday indicative note value

will be $0. The intraday indicative note value will be published by Thompson

Reuters (Markets) LLC every 15
seconds on each trading day

under the ticker symbol “DTUL.IV”.

As the intraday indicative note value is calculated using the closing indicative note

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

value on the immediately preceding

calendar day,

the intraday indicative note value published at any time during a given trading day will not reflect
the daily interest or the daily investor fee

that may have accrued

over the course of such trading

day.
The “ intraday index performance amount
” on

any index business day will equal (1) the index multiplier
times

(2) the difference

of (a) the
most recently published level of the Index

on such index business day
minus

(b) the closing level of the Index on the immediately preceding index
business day.
An “
index business

day
” is a

day on which the Chicago Board

of Trade (the “
CBOT ”) is open for business.
A “
business

day
” is a Monday,

Tuesday,

Wednesday,

Thursday or

Friday that is

not a day on which

banking institutions in New York

City or
London

generally are authorized

or obligated by law, regulation

or executive order to close.
A “ trading day
” for the ETNs is a day

on which (1) it is an index business day, (2)

trading is generally conducted

on the CBOE BZX

and (3) it
is a business day in New York

City, in each case as determined by

the calculation agent in its sole discretion.
A “ valuation date
” is each trading

day from August

9, 2010

to August 10, 2020,

inclusive,

subject

to postponement due to the occurrence
of a market disruption event, such postponement

not to exceed five trading days.

The “ initial valuation date ” for the ETNs is August 9, 2010.
The “ final valuation date
”

for the ETNs is August 10, 2020.
Maturity Date
If the maturity date is not a business day,

the maturity date will be the next following business day.

If the fifth business day before

this day
does not qualify as a valuation date, then the maturity date will be the fifth business day following the final

valuation date. The calculation agent
may postpone the final valuation date — and therefore

the maturity date — of the ETNs if a market disruption event occurs or is continuing on a
day that would

otherwise be the final valuation date or if the level of the Index is not available or cannot be calculated.
In the event that payment at maturity is

deferred

beyond

the stated

maturity date, penalty

interest will not accrue

or be payable with
respect to that deferred

payment.
Market Disruption Events
A valuation date may be postponed

and thus the determination of the Index levels may be postponed if the calculation agent determines that, on the respective date, a market disruption event has

occurred

or is continuing in respect of the Index.
Any of the following will be a “market disruption event”

with respect to the Index:
●

a suspension, absence or limitation of trading in Treasury

futures contracts constituting 20% or

more, by weight, of the Index;
●

a suspension, absence or limitation of trading in futures or options contracts relating to the Index on

their respective markets;
●

any event that disrupts or

impairs, as determined by the calculation agent, the ability of market participants to (1)

effect
transactions in, or obtain market

values for, Treasury

futures contracts constituting 20% or

more, by weight, of the Index, or (2)
effect transactions in,

or obtain market values for, futures or

options contracts relating to the Index on

their respective markets;
●

the closure on any day of the primary

market for futures or options contracts relating to the Index or

Treasury

futures contracts
constituting 20% or

more, by weight, of the Index on

a scheduled trading day prior

to the scheduled weekday closing time of
that market (without regard

to after hours or any other trading

outside of the regular trading session hours) unless such earlier closing time is announced

by the primary market at least one hour prior

to the earlier of (1) the actual

closing time for the
regular trading

session

on such primary market

on such scheduled trading

day for such primary

market and (2) the submission
deadline for orders

to be entered into the relevant exchange system for execution at the close of trading on such scheduled
trading day for

such primary market;
●

any scheduled trading

day on

which (1) the primary

markets for Treasury

futures contracts constituting 20% or more, by

weight,
of the Index or

(2) the exchanges or quotation systems, if any, on which

futures or options contracts on the Index are

traded,
fails to open for trading

during

its

regular trading

session;

or
●

any other event, if the calculation agent determines that the event interferes with our ability or the ability of any of our affiliates
to unwind all or a portion

of a hedge with respect to the securities that we or our affiliates have effected or may effect;
and, in any of these events, the calculation agent determines that the event was material.
“Scheduled

trading day”

means any day on which (a) the value of the Index is published and (b) trading is generally conducted on the
markets on which

the Treasury futures contracts are traded,

in each case as determined by the calculation agent in its sole discretion.
The following events will not be market disruption

events:
●

a limitation on the hours or number

of days of trading

on which any Treasury

futures contract is

traded, but only if the limitation
results from an announced

change in the regular business hours of the relevant market; or
●

a decision to permanently discontinue trading

in futures or options contracts relating to the Index.
For this purpose,

an “absence of trading” on an exchange or market

will not include any time when the relevant exchange or market is
itself closed for trading under

ordinary

circumstances.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

In contrast, a suspension or limitation of trading in futures or options contracts related to the Index, if available, in the primary market for
those contracts, by reason of any

of:
●

a price change

exceeding limits set by that market,
●

an imbalance of orders relating to those contracts, or
●

a disparity in bid and ask quotes relating to those contracts, will constitute a suspension or material limitation of trading in futures or options contracts related to the Index in the primary market for
those contracts.
If the calculation agent determines that a market disruption event occurs or is continuing on any valuation date, the valuation date will be the first following scheduled

trading day on

which the calculation agent determines that

a market disruption event does not occur

and is not
continuing. In no

event, however,

will the

valuation date be postponed

by more

than five scheduled trading days. If the calculation agent
determines that a market disruption event occurs

or is continuing on the fifth scheduled trading day, the calculation agent will make an estimate of the closing level for the Index

that would have prevailed on

that fifth scheduled trading day in the absence of the market disruption event.
Payment Upon Redemption
Prior to maturity, holders

may, subject to certain restrictions,

redeem their ETNs on

any early redemption

date during the term of the ETNs,
provided

that they present at least

20,000

ETNs for redemption, or

their broker

or other financial intermediary (such as a

bank or other

financial
institution not required

to register as a broker

-dealer to engage in securities transactions)

bundles their ETNs for redemption

with those of other
investors to reach this minimum. If holders

choose to redeem their ETNs on an early redemption

date, they will receive a cash payment in U.S.
dollars per ETN on such date equal to the closing indicative note value on the related valuation date. The early redemption

feature is intended to
induce arbitrageurs

to counteract any trading

of the ETNs

at a discount to their closing indicative note value, though there can be no assurance that
arbitrageurs will employ the redemption

feature in this manner.
Notwithstanding the foregoing,

beginning

after the close

of trading on September

4, 2018,

we have waived the minimum redemption
amount so that holders may exercise their right to

redeem their ETNs on any redemption

date with no minimum amount. Our waiver of the
minimum redemption

amount will be available to any and all holders of the ETNs on such early redemption dates and will

remain in effect

until we
announce

otherwise.

We may, at any time

and in our sole discretion, make further

modifications to the minimum redemption

amount, including,
among others, to reinstate the minimum redemption

amount of 20,000

ETNs for all

redemption

dates after

such further modification. Any such
modification will be applied on a consistent basis for all holders of the ETNs at the time such modification becomes effective.
Effective as of August 31,

2017,

an “
early redemption date
” for the ETNs is the second

business day following each valuation date (other
than the final valuation date). The final early redemption

date will

be the second business day following the valuation

date that is immediately prior
to the final valuation date.
In the event that payment upon

redemption

is deferred beyond the original early redemption

date, penalty interest

will not accrue or be
payable with

respect to that deferred

payment.
Early Redemption Procedures
Holders may, subject

to the minimum redemption

amount described above, elect to redeem their ETNs on any early redemption date. To redeem their ETNs, holders must instruct their broker

or other person through

whom holders hold their ETNs to

deliver a notice of redemption to us
via facsimile or e-mail by no

later than 4:00 p.m., New York City time, on the business day prior to the applicable valuation date.
Default Amount on Acceleration
If an Event of Default (as defined below)

occurs and the maturity of the ETNs is

accelerated, we will pay the

default amount in respect of
the principal of the ETNs at maturity. We

describe the default amount below

under “General Terms

of the ETNs—Default

Amount”.
Discontinuance or Modification

of the

Index
If the index sponsor discontinues publication of the Index

and any other person

or entity publishes an index that

the calculation agent
determines is comparable

to the Index and the calculation agent approves such index as a successor index, then the calculation agent will determine the value of the Index on

the applicable valuation date and the amount payable at maturity or upo

n

redemption

by reference to such
successor index.
If the calculation agent determines that the publication of the Index is discontinued

and there is no successor index, or that the closing
value of that Index is not available for

any reason, on the date on

which the value of that Index

is required to be determined, the calculation agent
will determine the amount payable by

a computation methodology

that the

calculation agent determines will as closely as reasonably possible replicate that Index.
If the calculation agent determines that the Index

or the method of calculating the Index has been changed at any time in any respect, including whether

the change is made by the index sponsor under its existing policies or following a modification of those policies,

is due to the
publication of a successor index, or is due to any other reason, then the calculation agent will be permitted

(but not required)

to make such
adjustments to the Index or

method of calculating the Index as it believes are appropriate to ensure that the value

of the Index used to determine
the amount payable on the maturity

date or upon redemption

is equitable.
All determinations and adjustments to be made by the calculation agent may be made in the calculation agent’s sole discretion.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

Description of iPath
®

US Treasury 2-year Bear Exchange-Traded Notes
Terms

defined within this “Description of iPath
®

US Treasury

2-year

Bear Exchange-Traded

Notes” section

are defined only with respect to this
section.
General
The return of the iPath
®

US Treasury

2-year Bear Exchange

-Traded Notes (the “
ETNs
”) is

linked to the performance

of the Barclays 2Y US
Treasury

Futures Targeted

Exposure Index™

(the “
Index
”). The Index employs a strategy that

seeks to capture returns

that are potentially available
from

an increase or decrease, as applicable, in the yields available to investors purchasing

2-year U.S. Treasury

notes through

a notional rolling
investment in 2-year U.S. Treasury

note futures contracts (“
2-year Treasury futures contracts
”). Specifically, the level of the Index

is expected to
increase in response to a decrease in 2

-year U.S. Treasury note yields and to decrease in response to an increase in 2-year U.S. Treasury

note yields.
The Index was created by Barclays

Bank PLC, which is the owner

of the intellectual property and licensing rights relating to the Index (the “
index
owner
”). The Index is administered and published by Barclays

Index Administration (the “
index sponsor
”), a

distinct

function within the
Investment Bank of Barclays Bank PLC.

The

index sponsor has appointed a third-

party index calculation agent (the “
index calculation agent ”),
currently Bloomberg

Index Services Limited

(formerly

known as Barclays Risk Analytics and Index Solutions Limited), to calculate and maintain the
Index. The

ETNs are traded on the CBOE BZX Exchange (“
CBOE BZX ”) under the ticker symbol “DTUS.”
Inception, Issuance and Maturity
The ETNs were first sold on August 9, 2010

(the “
inception   date
”). The ETNs were first issued on August 12, 2010

(the “
issue   date ”), and
will be due on August 13,

2020

(the “
maturity   date
”).

Coupon
We will not pay

holders interest during

the term of the ETNs.
Denomination
The ETNs are in denominations of $50.
Split or Reverse Split of the ETNs
Should the closing indicative note value on any business day be above

$100.00,

we may, but are not obligated to, initiate a 2 for 1 split of the ETNs. Should the closing indicative note value on any

business day be below $25.00,

we may, but are not obligated to, initiate a 1 for 2 reverse split of the ETNs. If the closing indicative note value is greater than $100.00 or below $25.00

on any business

day, and we decide

to initiate a split or
reverse split, as applicable, such date shall be deemed

to be the “
announcement date
”, and we will issue

a notice

to holders of the relevant ETNs
and a press release announcing

the split

or reverse split, specifying the effective

date of the split or reverse split.
If the ETNs undergo

a split,

we will adjust the terms of the ETNs accordingly.

The “
record date ” for the split will be the 9th business day
after the announcement

date. Any adjustment of the

closing indicative note value will be rounded

to 8 decimal places.

The split will become
effective at the opening

of trading of the ETNs on the business day immediately following the record date.

In the case of a reverse split, we reserve the

right to address odd numbers

of ETNs (commonly referred

to as

“partials”) in a manner
determined by

us in our sole discretion. The record

date for the reverse split will

be on the 9th business day after the announcement

date. Any
adjustment of closing indicative note value will be rounded

to 8 decimal places.

The reverse split

will become effective at the opening

of trading of
the ETNs on the business day immediately following

the record

date.
In the case of a reverse split, holders who

own a number

of ETNs on the record date which are not evenly divisible by 2 will receive the same treatment as all other holders for

the maximum number

of ETNs they hold which is

evenly divisible by 2, and we will have the

right to
compensate holders for their remaining

or “partial” ETNs

in a manner determined

by us in our sole discretion. Our current intention is to provide holders with a cash payment for their partials on

the 17th business day

following the record

date in an amount equal to the

appropriate

percentage
of the closing indicative note value of the reverse

split-adjusted ETNs on the 14
th

business day following the announcement

date.
Payment at Maturity
If holders hold their ETNs to maturity, they

will receive a cash payment in U.S. dollars per ETN equal to the closing indicative note value on
the final valuation date.
The “
closing

indicative note value
” for each ETN on the inception date was $50. On each subsequent calendar day until maturity or redemption, the closing indicative note value for

each ETN will equal (1) the closing indicative note value on the immediately preceding calendar
day plus

(2) the daily index performance

amount
plus (3) the daily interest minus

(4) the daily investor fee;
provided
that if

such calculation results
in a negative value, the closing indicative note value

will be $0. If the ETNs undergo

a split

or reverse split, the closing indicative

note value will be
adjusted accordingly.
The “ daily index performance amount”

for each ETN on the initial valuation

date and on any calendar day that is not an index business
day will equal $0. On any other

index business day, the daily index performance

amount for each ETN will

equal (1) the product

of (a) the index
multiplier times

(b) the difference of (i) the closing level of the Index

on such index business day
minus

(ii) the closing level of the Index on the
immediately preceding

index business day
minus

(2) the index rolling cost on such index business day.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

The “ index multiplier
” is

–$0.10.

The index multiplier is set as a negative value in order

for the ETNs to generate a positive return in
response to a decrease in the Index level and

to generate a negative return in response to an increase in the Index level, as appl icable.
The “
index rolling

cost”

for each ETN on any calendar day

that is

not a roll day will equal $0. On any roll day,

the index rolling cost for each
ETN will equal $0.005. Roll days occur

over three

consecutive index business days, commencing

three index business days before the last index
business day in each of the months of February,

May, August and November

in any given year. The net effect of the index rolling cost accumulates over time and is subtracted at the rate of $0.06

per year,

or 0.12%

of the principal amount of each ETN per year. The “index rolling cost” seeks

to
represent and approximate

a prorated daily amount of costs that holders of a “long” position in relation to 2-year Treasury futures contracts might
expect to incur as part of the roll process during

each quarterly roll period.
The “ daily interest
” for each ETN on the initial valuation date was $0. On each subsequent calendar day until maturity or redemption,

the
daily interest for each ETN will equal (1)

the closing indicative note value on the immediately preceding calendar day
times

(2) the T-Bill rate
divided
by (3) 360.

The “daily interest” seeks to represent the amount of interest that holders of a “long” position in relation to 2-year Treasury

futures
contracts might receive if,

on any calendar day,

they were

to invest the value of the ETNs in an interest-bearing bank account while their payment obligations on the relevant long

positions in the Treasury futures contracts were

pending.

The “ T-Bill rate
” will equal the most recen

t

weekly investment rate for 28

-day U.S. Treasury bills effective

on the immediately preceding
business day in New York

City. The weekly investment

rate for 28-

day U.S. Treasury bills is generally announced

by the U.S. Treasury on each
Monday; on

any Monda

y

that is not a

business day in New York

City, the rate prevailing on the immediately preceding

business day in New York
City will apply.

The most recent weekly investment rate for

28-day

U.S. Treasury bills is currently published by the U.S. Treasury on
http://www.treasurydirect.gov

and is also currently available on Bloomberg

under the ticker symbol “USB4WIR”. The T-Bill rate is expressed as a percentage. Information

contained on the U.S. Treasury website is not incorporated by reference

in, and should not be considered a part of, this
section.

We make no representation

or warranty

as to

the accuracy or completeness of information contained

on such website.
The “ daily investor fee
” for each ETN on the initial valuation

date was $0. On each subsequent calendar day until maturity or early redemption, the daily investor fee for

each ETN will equal (1) the closing indicative note value on the immediately preceding calendar day
times
(2) the fee rate divided by

(3) 365.

Because the daily investor fee is

calculated and subtracted from

the closing indicative note value on a daily basis,
the net effect of the daily investor fee

accumulates over time and is subtracted at the rate of

approximately 0.75

%

per year.

Because the net effect
of the daily investor fee is a fixed percentage

of the value of each ETN, the aggregate effect of the daily investor fee will increase or decrease in a
manner directly proportional

to the value of each ETN

and the amount of ETNs that are held, as applicable.
The “ fee rate
” for

the ETNs is 0.75% per year.
The “ intraday indicative note value
” for the ETNs on any trading day will equal (1)

the closing indicative note value on the immediately
preceding

calendar day
plus

(2) the then current intraday

index performance amount;
provided   that

if such calculation

results in a negative value,
the intraday indicative note value

will be $0. The intraday indicative note value will be published by Thompson

Reuters (Markets) LLC every 15
seconds on each trading day

under the ticker symbo

l

“DTUS.IV”. As the intraday

indicative note value is calculated using the closing indicative note value on the immediately preceding

calendar day,

the intraday indicative note value published at any time during a given trading day will not reflect
the daily interest or the daily investor fee

that may have accrued

over the course of such trading

day.
The “ intraday index performance amount
” on

any index business day will equal (1) the index multiplier
times

(2) the difference

of (a) the
most recently published level of the Index

on such index business day
minus

(b) the closing level of the Index on the immediately preceding index
business day.
An “
index business

day
” is a

day on which the Chicago Board

of Trade (the “
CBOT ”) is open for business.
A “
business

day
” is a Monday,

Tuesday,

Wednesday,

Thursday or

Friday that is

not a day on which

banking institutions in New York

City or
London

generally are authorized

or obligated by law, regulation

or executive order to close.
A “ trading day
” for the ETNs is a day

on which (1) it is an index business day, (2)

trading is generally conducted

on the CBOE BZX

and (3) it
is a business day in New York

City, in each case as determined by

the calculation agent in its sole discretion.
A “ valuation date
” is each trading

day from August

9, 2010

to August 10, 2020,

inclusive,

subject to postponement due to the occurrence
of a market disruption event, such postponement

not to exceed five trading days.

The “ initial valuation date ” for the ETNs is August 9, 2010.
The “ final valuation date
”

for the ETNs is August 10, 2020.
Maturity Date
If the maturity date is not a business day,

the maturity date will be the next following business day.

If the fifth business day before

this day
does not qualify as a valuation date, then the maturity date will be the fifth business day following the final valuation date. The calculation agent
may postpone the final valuation date — and therefore

the maturity date — of the ETNs if a market disruption event occurs or is continuing on a
day that would otherwise be the final valuation date or

if the level of the Index is not available or cannot be

calculated.
In the event that payment at maturity is

deferred

beyond

the stated

maturity date, penalty

interest will not accrue

or be payable with
respect to that deferred

payment.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

Market Disruption Events
A valuation date may be postponed

and thus the determination of the Index levels may be postponed if the calculation agent determines that, on the respective date, a market disruption event has

occurred

or

is continuing in respect of the

Index.
Any of the following will be a “market disruption event”

with respect to the Index:
●

a suspension, absence or limitation of trading in Treasury

futures contracts constituting 20% or

more, by weight, of the Index;
●

a suspension, absence or limitation of trading in futures or options contracts relating to the Index on

their respective markets;
●

any event that disrupts or

impairs, as determined by the calculation agent, the ability of market participants to (1)

effect
transactions in, or obtain market

values for, Treasury

futures contracts constituting 20% or

more, by weight, of the Index, or (2)
effect transactions in,

or obtain market values for, futures or

options contracts relating to the Index on

their respective markets;
●

the closure on any day of the primary

market for futures or options contracts relating to the Index or

Treasury

futures contracts
constituting 20% or

more, by weight, of the Index on

a scheduled trading day prior

to the scheduled weekday closing time of
that market (without regard

to after hours or any other trading

outside of the regular trading session hours) unless such earlier closing time is announced

by the primary market at least one hour prior

to the earlier of (1) the actual

closing time for the
regular trading

session

on such primary market

on such scheduled trading

day for such primary

market and (2) the submission
deadline for orders

to be entered into the relevant exchange system for execution at the close of trading on such scheduled
trading day for

such primary market;
●

any scheduled trading

day on which (1)

the primary markets for Treasury

futures contracts constituting 20% or more, by

weight,
of the Index or

(2) the exchanges or quotation systems, if any, on which

futures or options contr

acts on the

Index are traded,
fails to open for trading

during

its

regular trading

session;

or
●

any other event, if the calculation agent determines that the event interferes with our ability or the ability of any of our affiliates
to unwind all or a portio

n

of a hedge with respect to the securities that we or our affiliates have effected or may effect;
and, in any of these events, the calculation agent determines that the event was material.
“Scheduled

trading day”

means any day on which (a) the value of the Index is published and (b) trading is generally conducted on the
markets on which

the Treasury futures contracts are traded,

in each case as determined by the calculation agent in its sole discretion.
The following events will not be market disruption

events:
●

a limitation on the hours or number

of days of trading on which any Treasury

futures contract is

traded, but only if the limitation
results from an announced

change in the regular business hours of the relevant market; or
●

a decision to permanently discontinue trading

in futures or options contracts relating to the Index.
For this purpose,

an “absence of trading” on an exchange or market

will not include any time when the relevant exchange or market is
itself closed for trading under

ordinary

circumstances.
In contrast, a suspension or limitation of trading in futures or options contracts related to the Index, if available, in the primary market for
those contracts, by reason of any

of:
●

a price change

exceeding limits set by that market,
●

an imbalance of orders relating to those contracts, or
●

a disparity in bid and ask quotes relating to those contracts, will constitute a suspension or material limitation of trading in futures or options contracts related to the Index in the primary market for
those contracts.
If the calculation agent determines that a market disruption event occurs or is continuing on any valuation date, the valuation date will be the first following scheduled

trading day on

which the calculation agent determines that

a market disrup

tion event does not occur and is not
continuing. In no

event, however,

will the

valuation date be postponed

by more

than five scheduled trading days. If the calculation agent
determines that a market disruption event occurs

or is continuing on the fifth scheduled trading day, the calculation agent will make an estimate of the closing level for the Index

that would have prevailed on

that fifth scheduled trading day in the absence of the market disruption event.
Payment Upon Redemption
Prior to maturity, hold

ers may, subject to certain restrictions,

redeem their ETNs on any early redemption

date during the term of the ETNs,
provided

that they present at least

20,000

ETNs for redemption, or

their broker

or other financial intermediary (such as a

bank or other

financial
institution not required

to register as a broker

-dealer to engage in securities transactions)

bundles their ETNs for redemption

with those of other
investors to reach this minimum. If holders

choose to redeem their ETNs on an early redemption

date, they will receive a cash payment in U.S.
dollars per ETN on such date equal to the closing indicative note value on the related valuation date. The early redemption

feature is intended to
induce arbitrageurs

to counteract any trading

of the ETNs

at a discount to their closing indicative note value, though there can be no assurance that
arbitrageurs will employ the redemption

feature in this manner.
Notwithstanding the foregoing,

beginning

after the close

of trading on September

4, 2018,

we have waived the minimum redemption
amount so that holders may exercise their right to

redeem their ETNs on any redemption

date with no minimum amount. Our waiver of the
minimum redemption

amount will be available to any and all holders of the ETNs on such early redemptio

n

dates and will

remain in effect

until we
announce

otherwise. We may, at any time and in our

sole discretion, make further modifications to the minimum redemption amount, including,

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

among others, to reinstate the minimum redemption

amount of 20,000

ETNs for all

redemption

dates after

such further modification. Any such
modification will be applied on a consistent basis for all holders of the ETNs at the time such modification becomes effective.
Effective as of August 31,

2017,

an “
early redemption date
” for

the ETNs is the second business day following each valuation date (other than the final valuation date). The final early redemption

date will

be the second business day following the valuation

date that is immediately prior
to the final valuation date.
In

the event that payment upon

redemption

is deferred beyond the original early redemption

date, penalty interest

will not accrue or be
payable with

respect to that deferred

payment.
Early Redemption Procedures
Holders may, subject

to the minimum redemption

amount described above, elect to redeem their ETNs on any early redemption date. To redeem their ETNs, holders must instruct their broker

or other person through

whom holders hold their ETNs to

deliver a notice of redemption to us
via facsimile or e-mail by no

later than 4:00 p.m., New York City time, on the business day prior to the applicable valuation date.
Default Amount on Acceleration
If an Event of Default (as defined below)

occurs and the maturity of the ETNs is

accelerated, we will pay the

default amount in respect of
the principal of the ETNs at maturity. We

describe the default amount below

under “General Terms

of the ETNs—Default

Amount”.
Discontinuance or Modification

of the

Index
If the index sponsor discontinues publication of the Index

and any other person

or entity publishes an index that

the calculation agent
determines is comparable

to the Index and the calculation agent approves such index as a successor index, then the calculation agent will determine the value of the Index on

the applicable valuation date and the amount payable at maturity or upon redemption

by reference to such
successor index.
If the calculation agent determines that the publication of the Index is discontinued

and there is no successor index, or that the closing
value of that Index is not available for

any reason, on the date on which the value of that Index

is required to be determined, the calculation agent
will determine the amount payable by

a computation methodology

that the

calculation agent determines will as closely as reasonably possible replicate that Index.
If the calculation agent determines that the Index

or the method of calculating the Index has been changed at any time in any respect, including whether

the change is made by the index sponsor under its existing policies or following a modification of those policies, is due to the publication of a successor index, or is due to any other reason, then the calculation agent will be permitted

(but not required)

to make such
adjustments to the Index or

method of calculating the Index as it believes are appropriate to ensure that the value

of the Index used to determine
the amount payable on the maturity

date or upon redemption

is equitable.
All determinations and adjustments to be made by the calculation agent may be made in the calculation agent’s sole discretion.

Description of iPath
®

US Treasury 5-year Bull Exchange-Traded Notes
Terms

defined within this “Description of US Treasury

5-year

Bull Exchange-Traded Notes” section are defined only with respect to this section.
General
The return of the iPath
®

US Treasury

5-year Bull Exchange

-Traded Notes (the “
ETNs
”) is

linked to the performance

of the Barclays 5Y US
Treasury

Futures Targeted

Exposure Index™

(the “
Index
”). The Index employs a strategy that

seeks to capture returns

that are potentially available
from an increase or decrease, as applicable, in the yields available to investors purchasing

5-year U.S. Treasury

notes through

a notional rolling
investment in 5-year U.S. Treasury

note futures contracts (“
5-year Treasury futures contracts
”). Specifically, the level of the Index

is expected to
increase in response to a decrease in 5

-year U.S. Treasury note yields and to decrease in response to an increase in 5-year U.S. Treasury

note yields.
The Index was created by Barclays

Bank PLC, which is the owner

of the intellectual property and licensing rights relating to the Index (the “
index
owner
”). The Index is administered and published by Barclays

Index Administration (the “
index sponsor
”), a

distinct

function

within the
Investment Bank of Barclays Bank PLC.

The index sponsor has appointed a third-

party index calculation agent (the “
index calculation agent ”),
currently Bloomberg

Index Services Limited

(formerly

known as Barclays Risk Analytics and Index Solutions Limited), to calculate and maintain the
Index. The ETNs are traded on the CBOE BZX Exchange (“ CBOE BZX ”) under the ticker symbol “DFVL.”
Inception, Issuance and Maturity
The ETNs were first sold on July 11,

2011

(the “
inception   date
”). The ETNs

were first issued on July 14,

2011

(the “
issue   date
”), and will

be
due on July 12,

2021

(the “
maturity   date
”).

Coupon
We will not pay

holders interest during

the term of the ETNs.
Denomination
The ETNs are in denominations of $50.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

Split or Reverse Split of the ETNs
Should the closing indicative note value on any business day be above

$100.00,

we may, but are not obligated to, initiate a 2 for 1 split of the ETNs. Should the closing indicative note value on any

business day be below $25.00,

we may, but are not ob

ligated to, initiate a

1 for 2 reverse
split of the ETNs. If the closing indicative note value is greater than $100.00 or below $25.00

on any business

day, and we decide

to initiate a split or
reverse split, as applicable, such date shall be deemed

to be the “
announcement date
”, and we will issue

a notice to holders of the relevant ETNs
and a press release announcing

the split

or reverse split, specifying the effective

date of the split or reverse split.
If the ETNs undergo

a split,

we will adjust the terms of the ETNs accordingly.The

“
record date ” for the split will be the 9th business day
after the announcement

date. Any adjustment of the

closing indicative note value will be rounded

to 8 decimal places.

The split will become
effective at the opening

of trading of the ETNs on the business day immediately following the record date.

In the case of a reverse split, we reserve the

right to address odd numbers

of ETNs (commonly referred

to as

“partials”) in a manner
determined by

us in our sole discretion. The record

date for the reverse split will

be on the 9
th

business day after the announcement

date. Any
adjustment of closing indicative note value will be rounded

to 8 decimal places.

The reverse split

will become effective at the opening

of trading of
the ETNs

on the business day immediately following

the record

date.
In the case of a reverse split, holders who

own a number

of ETNs on the record date which are not evenly divisible by 2 will receive the same treatment as all other holders for

the maximum number

of ETNs they hold which is

evenly divisible by 2, and we will have the

right to
compensate holders for their remaining

or “partial” ETNs

in a manner determined

by us in our sole discretion. Our current intention is to provide holders with a cash payment for their partials on the 17th

business day following the record

date in an amount equal to the

appropriate

percentage
of the closing indicative note value of the reverse

split-adjusted ETNs on the 14
th

business day following the announcement

date.
Payment at Maturity
If holders hold their ETNs to maturity, they

will receive a cash payment in U.S. dollars per ETN equal to the closing indicative note value on
the final valuation date.
The “
closing

indicative note value
” for each ETN on the inception date was $50. On each subsequent calendar day until maturity or redemption, the closing indicative note value for

each ETN will equal (1) the closing indicative note value on the immediately preceding calendar
day plus

(2) the daily index performance

amount
plus
(3)

the daily interest
minus

(4) the daily investor fee;
provided
that if

such calculation results
in a negative value, the closing indicative note value

will be $0. If the ETNs undergo

a split

or reverse split, the closing indicative

note value will be
adjusted accordingly.
The “ daily index performance amount”

for each ETN on the initial valuation

date and on any calendar day that is not an index business
day will equal $0. On any other

index business day, the daily index performance

amount for each ETN will

equal (1) the product

of (a) the index
multiplier times

(b) the difference of (i) the closing level of the Index

on such index business day
minus

(ii) the closing level of the Index on the
immediately preceding

index business day
minus

(2) the index rolling cost on such index business day.
The “ index multiplier
” is

$0.10.
The “
index rolling

cost”

for each ETN on any calendar day

that is

not a roll day will equal $0. On any roll day,

the index rolling cost for each
ETN will equal $0.005. Roll days occur

over three

consecutive index business days, commencing

three index business days before the last index
business day in each of the months of February,

May, August and November

in any given year. The net effect of the index rolling cost accumulates over time and is subtracted at the rate of $0.06

per year,

or 0.12%

of the principal amount of each ETN per year. The “index rolling cost” seeks

to
represent and approximate

a prorated daily amount of costs that holders of a “long” position in relation to 5-year Treasury futures contracts might
expect to incur as part of the roll process during

each quarterly

roll period.
The “ daily interest
” for each ETN on the initial valuation date was $0. On each subsequent calendar day until maturity or redemption,

the
daily interest for each ETN will equal (1)

the closing indicative note value on the immediately preceding calendar day
times

(2) the T-Bill rate
divided
by (3) 360.

The “daily interest” seeks to represent the amount of interest that holders of a “long” position in relation to 5-year Treasury

futures
contracts might receive if, on any calendar

day, they

were to invest the value of the ETNs in an interest-bearing bank account while their payment
obligations on the relevant long

positions in the Treasury futures contracts were

pending.

The “ T-Bill rate
” will equal the most recent weekly investment rate for

28-day

U.S. Treasury bills effective on the immediately preceding
business day in New York

City. The weekly investment

rate for 28-

day U.S. Treasury bills is generally announced

by the U.S. Treasury on each
Monday; on

any Monday

that is not a

business day in New York

City, the rate prevailing on the immediately preceding

business day in New York
City will apply.

The most recent weekly investment rate for

28-day

U.S. Treasury bills is currently published by the U.S. Treasury on
http://www.treasurydirect.gov

and is also currently available on Bloomberg

under the ticker symbol “USB4WIR”. The T-Bill rate is expressed as a percentage. Information

contained on the U.S. Treasury website is not incorporated by reference

in, and should not be considered a part of, this
section. We make no

representation or

warranty as to the accuracy or completeness of information contained on such website.
The “ daily investor fee
” for each ETN on the initial valuation

date was $0. On each subsequent calendar day until maturity or ear ly
redemption, the daily investor fee for

each ETN will equal (1) the closing indicative note value on the immediately preceding calendar day
times
(2) the fee rate divided by

(3) 365.

Because the daily investor fee is

calculated and subtracted from

the closing indicative note value on a daily basis,
the net effect of the daily investor fee

accumulates over time and is subtracted at the rate of

approximately 0.75

%

per year.

Because the net effect
of the daily investor fee is a fixed percentage

of the value of each ETN, the aggregate effect of the daily investor fee will increase or decrease in a
manner directly proportional

to the value of each ETN

and the amount of ETNs that are held, as applicable.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

The “ fee rate
” for the ETNs is 0.75%

per year.
The “ intraday indicative note value
” for the ETNs on any trading day will equal (1)

the closing indicative note value on the immediately
preceding

calendar day
plus

(2) the then current intraday

index performance amount;
provided   that

if such calculation

results in a negative value,
the intraday indicative note value

will be $0. The intraday indicative note value will be published by Thompson

Reuters (Markets) LLC every 15
seconds on each trading day

under the ticker symbol “DFVL.IV”.

As the intraday indicative note value is calculated using the closing indicative note value on the immediately preceding

calendar day,

the intraday indicative note value published at any time during a given trading day will not reflect
the daily interest or the daily investor fee

that may have accrued

over the course of such trading

day.
The “ intraday index performance amount
” on

any index business day will equal (1) the index multiplier
times

(2) the difference

of (a) the
most recently published level of the Index

on such index business day
minus

(b) the closing level of the Index on the immediately preceding index
business day.
An “
index business

day
” is a

day on which the Chicago Board

of Trade (the “
CBOT ”) is open for business.
A “
business

day
” is a Monday,

Tuesday,

Wednesday,

Thursday or

Friday that is

not a day on which

banking institutions in New York

City or
London

generally are authorized

or obligated by law, regulation

or executive order to close.
A “ trading day
” for the ETNs is a day

on which (1) it is an index business day, (2)

trading is generally conducted

on the CBOE BZX

and (3) it
is a business day in New York

City, in each case as determined by

the calculation agent in its sole discretion.
A “ valuation date
” is each trading

day from July

11, 2011

to July 2, 2021, inclusive,

subject to postponement due to the occurrence

of a
market disruption event, such postponement not to exceed five trading days.

The “ initial valuation date
” for the ETNs is July 11,

2011.
The “ final valuation date
”

for the ETNs is July 12, 2021.
Maturity Date
If the maturity date is not a business day,

the maturity date will be the next following business day.

If the fifth business day before

this day
does not qualify as a valuation date, then the maturity date will be the fifth business day following the final valuation date.

The calculation agent
may postpone the final valuation date — and therefore

the maturity date — of the ETNs if a market disruption event occurs or is continuing on a
day that would

otherwise be

the final valuation date or if the level of the Index is not available or cannot be calculated.
In the event that payment at maturity is

deferred

beyond

the stated

maturity date, penalty

interest will not accrue

or be payable with
respect to that deferre

d

payment.
Market Disruption Events
A valuation date may be postponed

and thus the determination of the Index levels may be postponed if the calculation agent determines that, on the respective date, a market disruption event has

occurred

or is continuing in respect of the Index.
Any of the following will be a “market disruption event”

with respect to the Index:
●

a suspension, absence or limitation of trading in Treasury

futures contracts constituting 20% or

more, by weight, of the Index;
●

a suspension, absence or limitation of trading in futures or options contracts relating to the Index on

their respective markets;
●

any event that disrupts or

impairs, as determined by the calculation agent, the ability of market participants to (1)

effect
transactions in, or obtain market

values for, Treasury

futures contracts constituting 20% or

more, by weight, of the Index, or (2)
effect transactions in,

or obtain market values for, futures or

options contracts relating to the Index on

their respective markets;
●

the closure on any day of the primary

market for futures or options contracts relating to the Index or

Treasury

futures contracts
constituting 20% or

more, by weight, of the Index on

a scheduled trading day prior

to the scheduled weekday closing time of
that market (without regard

to after hours or any other trading

outside of the regular trading session hours) unless such earlier closing time is announced

by the primary market at least one hour prior

to the earlier of (1) the actual

closing time for the
regular trading

session

on such primary market

on such scheduled trading

day for such primary

market and (2) the submission
deadline for orders

to be entered into the relevant exchange system for execution at the close of trading on such scheduled
trading day for

such primary market;
●

any scheduled trading

day on which (1)

the primary markets for Treasury

futures contracts constituting 20% or more, by

weight,
of the Index or

(2) the exchanges or quotation systems, if any, on which

futures or options contracts on the Index are

traded,
fails to open for trading

during

its

regular trading

session;

or
●

any other event, if the calculation agent determines that the event interferes with our ability or the ability of any of our affiliates
to unwind all or a portion

of a hedge with respect to the securities that we or our affiliates have effected or may effect;
and, in any of these events, the calculation agent determines that the event was material.
“Scheduled

trading day”

means any day on which (a) the value of the Index is published and (b) trading is generally conducted on the
markets on which

the Treasury futures contracts are traded,

in each case as determined by the calculation agent in its sole discretion.
The following events will not be market disruption

events:

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

●

a limitation on the hours or number

of days of trading on which any Treasury

futures contract is

traded, but only if the limitation
results from an announced

change in the regular business hours of the relevant market; or
●

a decision to permanently discontinue trading

in futures or options contracts relating to the Index.
For this purpose,

an “absence of trading” on an exchange or market

will not include any time when the relevant exchange or market is
itself closed for trading under

ordinary

circumstances.
In contrast, a suspension or limitation of trading in futures or options contracts related to the Index, if available, in the primary market for
those contracts, by reason of any

of:
●

a price change

exceeding limits set by that market,
●

an imbalance of orders relating to those contracts, or
●

a disparity in bid and ask quotes relating to those contracts, will constitute a suspension or material limitation of trading in futures or options contracts related to the Index in the primary market for
those contracts.
If the calculation agent determines that a market disruption event occurs or is continuing on any valuation date, the valuation date will be the first following scheduled

trading day on

which the calculation agent determines that

a market disruption event does not occur

and is not
continuing. In no

event, however,

will the

valuation date be postponed

by more

than five scheduled trading days. If the calculation agent
determines that a market disruption event occurs

or is continuing on the fifth scheduled trading day, the calculation agent will make an estimate of the closing level for the Index

that would have prevailed on

that fifth scheduled trading day in the absence of the market disruption event.
Payment Upon Redemption
Prior to maturity, holders

may, subject to certain restrictions,

redeem their ETNs on any early redemption

date during the term of the ETNs,
provided

that they present at least

20,000

ETNs for redemption, or

their broker

or other financial intermediary (such as a

bank or other

financial
institution not required

to register as a broker

-dealer to engage in securities transactions)

bundles their ETNs for redemption

with those of other
investors to reach this minimum. If holders

choose to redeem their ETNs on an early redemption

date, they will receive a cash payment in U.S.
dollars per ETN on such date equal to the closing indicative note value on the related valuation date. The early redemption

feature is intended to
induce arbitrageu

rs to counteract any trading of the ETNs at a discount to their closing indicative note value, though there can be no assurance that arbitrageurs will employ the redemption

feature in this manner.
Notwithstanding the foregoing,

beginning

after the close

of trading on September

4, 2018,

we have waived the minimum redemption
amount so that holders may exercise their right to

redeem their ETNs on any redemption

date with no minimum amount. Our waiver of the
minimum redemption

amount will be available to any and

all holders of the ETNs on such early redemption

dates and will

remain in effect

until we
announce

otherwise. We may, at any time and in our

sole discretion, make further modifications to the minimum redemption amount, including,
among others, to reinstate the minimum redemption

amount of 20,000

ETNs for all

redemption

dates after

such further modification. Any such
modification will be applied on a consistent basis for all holders of the ETNs at the time such modification becomes effective.
Effective as of August 31,

2017,

an “
early redemption date
” for the ETNs is the second

business day following each valuation date (other
than the final valuation date). The final early redemption

date will

be the second business day following the valuation

date that is immediately prior
to the final valuation date.
In the event that payment upon

redemption

is deferred beyond the original early redemption

date, penalty interest

will not accrue or be
payable with

respect to that deferred

payment.
Early Redemption Procedures
Holders may, subject

to the minimum redemption

amount described above, elect to redeem their ETNs on any early redemption date. To redeem their ETNs, holders must instruct their broker

or other person through

whom holders hold their ETNs to

deliver a notice of redemption to us
via facsimile or e-mail by no

later than 4:00 p.m., New York City time, on the business day prior to the applicable valuation date.

Default Amount on Acceleration
If an Event of Default (as defined below)

occurs and the maturity of the ETNs is

accelerated, we will pay the

default amount in respect of
the principal of the ETNs at maturity. We

describe the default amount below

under “General Terms

of the ETNs—Default

Amount”.
Discontinuance or Modification

of the

Index
If the index sponsor discontinues publication of the Index

and any other person

or entity publishes an index that

the calculation agent
determines is comparable

to the Index and the calculation agent approves such index as a successor index, then the calculation agent will determine the value of the Index on

the applicable valuation date and the amount payable at maturity or upon redemption

by reference to such
successor index.
If the calculation agent determines that the publication of the Index is discontinued

and there is no successor index, or that the closing
value of that Index is not available for

any reason, on the date on which the value of that Index

is required to be determined, the calculation agent
will determine the amount payable by

a computation methodology

that the

calculation agent determines will as closely as reasonably possible replicate that Index.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

If the calculation agent determines that the Index

or the method of calculating the Index

has been changed at any time in any respect,
including whether

the change is made by the index sponsor under its existing policies or following a modification of those policies, is due to the publication of a successor index, or is due to any other reaso

n, then the calculation agent will be permitted (but not required)

to make such
adjustments to the Index or

method of calculating the Index as it believes are appropriate to ensure that the value

of the Index used to determine
the amount payable on the maturity

date or upon redemption

is equitable.
All determinations and adjustments to be made by the calculation agent may be made in the calculation agent’s sole discretion.
Description of iPath
®

US Treasury 5-year Bear Exchange-Traded Notes
Terms

defined within this “Description of iPath
®

US Treasury

5-year

Bear Exchange-Traded

Notes” section

are defined only with respect to this
section.
General
The return of the iPath
®

US Treasury

5-year Bear Exchange

-Traded Notes (the “
ETNs
”) is

linked to the performanc

e

of the Barclays 5Y US
Treasury

Futures Targeted

Exposure Index™

(the “
Index
”). The Index employs a strategy that

seeks to capture returns

that are potentially available
from an increase or decrease, as applicable, in the yields available to investors purchasing 5

-year U.S. Treasury notes through

a notional rolling
investment in 5-year U.S. Treasury

note futures contracts (“
5-year Treasury futures contracts
”). Specifically, the level of the Index

is expected to
increase in response to a decrease in 5

-year U.S. Treasury note yields and to decrease in response to an increase in 5-year U.S. Treasury

note yields.
The Index was created by Barclays

Bank PLC, which is the owner

of the intellectual property and licensing rights relating to the Index (the “
index
owner
”). The Index is administered and published by Barclays

Index Administration (the “
index sponsor
”), a

distinct

function within the
Investment Bank of Barclays Bank PLC.

The index sponsor has appointed a third-

party index calculation agent (the “
index calculation agent ”),
currently Bloomberg

Index Services Limited

(formerly

known as Barclays Risk Analytics and Index Solutions Limited), to calculate and maintain the
Index. The ETNs are traded on the CBOE BZX Exchange (“ CBOE BZX ”) under the ticker symbol “DFVS.”
Inception, Issuance and Maturity
The ETNs were first sold on July 11,

2011

(the “
inception   date
”). The ETNs

were first issued on July 14,

2011

(the “
issue   date
”), and will

be due on
July 12, 2021

(the “
maturity   date
”).

Coupon
We will not pay

holders interest during

the term of the ETNs.
Denomination
The ETNs are in denominations of $50.
Split or Reverse Split of the ETNs
Should the closing indicative note value on any business day be above

$100.00,

we may, but are not ob

ligated to, initiate

a 2 for 1 split of
the ETNs. Should the closing indicative note value on any

business day be below $25.00,

we may, but are not obligated to, initiate a 1 for 2 reverse split of the ETNs. If the closing indicative note value is greater than $100.00 or below $25.00

on any business

day, and we decide

to initiate a split or
reverse split, as applicable, such date shall be deemed

to be the “
announcement date
”, and we will issue

a notice to holders of the relevant ETNs
and a press release announcing

the split

or reverse split, specifying the effective

date of the split or reverse split.
If the ETNs undergo

a split,

we will adjust the terms of the ETNs accordin

gly. The “
record date ” for the split will be the 9
th

business day
after the announcement

date. Any adjustment of the

closing indicative note value will be rounded

to 8 decimal places.

The split will become
effective at the opening

of trading of the ETNs on the business day immediately following the record date.

In the case of a reverse split, we reserve the

right to address odd numbers

of ETNs (commonly referred

to as

“partials”) in a manner
determined by

us in our sole discretion. The record

date for the reverse split will

be on the 9th business day after the announcement

date. Any
adjustment of closing indicative note value will be rounded

to 8 decimal places.

The reverse split

will become effective at the opening

of trading of
the ETNs on the business day

immediately following the record

date.
In the case of a reverse split, holders who

own a number

of ETNs on the record date which are not evenly divisible by 2 will receive the same treatment as all other holders for

the maximum number

of ETNs they hold which is

evenly divisible by 2, and we will have the

right to
compensate holders for their remaining

or “partial” ETNs

in a manner determined

by us in our sole discretion. Our current intention is to provide holders with a cash payment for their partials o

n

the 17
th

business day following the record

date in an amount equal to the

appropriate

percentage
of the closing indicative note value of the reverse

split-adjusted ETNs on the 14
th

business day following the announcement

date.
Payment at Maturity
If holders hold their ETNs to maturity, they

will receive a cash payment in U.S. dollars per ETN equal to the closing indicative note value on
the final valuation date.
The “
closing

indicative note value
” for each ETN on the inception date was $50. On each subsequent calendar day until maturity or redemption, the closing indicative note value for

each ETN will equal (1) the closing indicative note value on the immediately preceding calendar
day plus

(2) the daily index performance

amount
plus (3) the daily interest minus

(4) the daily investor fee;
provided
that if

such calculation results
in a negative value, the closing indicative note value

will be $0. If the ETNs undergo

a split

or reverse split, the closing indicative

note value will be
adjusted accordingly.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

The “ daily index performance amount”

for each ETN on the initial valuation

date and on any calendar day that is not an index business
day will equal $0. On any other

index business day, the daily index performance

amount for each ETN will

equal (1) the product

of (a) the index
multiplier times

(b) the difference of (i) the closing level of the Index

on such index business day
minus

(ii) the closing level of the Index on the
immediately preceding

index business day
minus

(2) the index rolling cost on such index business day.
The “ index multiplier
” is

–$0.10.

The index multiplier is set as a negative value in order

for the ETNs to generate a positive return in
response to a decrease in the Index level and

to generate a negative return in response to an increase in the Index level, as applicable.
The “
index rolling

cost”

for each ETN on any calendar day

that is

not a roll day will equal $0. On any roll day,

the index rolling cost for each
ETN will equal $0.005. Roll days occur

over three

consecutive index business days, commencing

three index business days before the last index
business day in each of the months of February,

May, August and November

in any given year. The net effect of the index rolling cost accumulates over time and is subtracted at the rate of $0.06

per year,

or 0.12%

of the principal amount of each ETN per year.

The “index rolling cost” seeks to
represent and approximate

a prorated daily amount of costs that holders of a “long” position in relation to 5-year Treasury futures contracts might
expect to incur as part of the roll process during

each quarterly roll period.
The “ daily interest
” for each ETN on the initial valuation date was $0. On each subsequent calendar day until maturity or redemption,

the
daily interest for each ETN will equal (1)

the closing indicative note value on the immediately preceding calendar day
times

(2) the T-Bill rate
divided
by (3) 360.

The “daily interest” seeks to represent the amount of interest that holders of a “long” position in relation to 5-year Treasury

futures
contracts might receive if, on any calendar

day, they

were to invest the value of the ETNs in an interest-bearing bank account while their payment
obligations on the relevant long

positions in the Treasury futures contracts were

pending.

The “ T-Bill rate
” will equal the most recent weekly investment rate for

28-day

U.S. Treasury bills effective on the immediately preceding
business day in New York

City. The weekly investment

rate for 28-

day U.S. Treasury bills is generally announced

by the U.S. Treasury on

each
Monday; on

any Monday

that is not a

business day in New York

City, the rate prevailing on the immediately preceding

business day in New York
City will apply.

The most recent weekly investment rate for

28-day

U.S. Treasury bills is currently published

by the U.S. Treasury on
http://www.treasurydirect.gov

and is also currently available on Bloomberg

under the ticker symbol “USB4WIR”. The T-Bill rate is expressed as a percentage. Information

contained on the U.S. Treasury website is not incorporated by reference

in, and should not be considered a part of, this
section.

We make no representation

or warranty

as to

the accuracy or completeness of information contained

on such website.
The “ daily investor fee
” for each ETN on the initial valuation

date was $0. On each subsequent calendar day until maturity or early redemption, the daily investor fee for

each ETN will equal (1) the closing indicative note value on the immediately preceding calendar day
times
(2) the fee rate divided by

(3) 365.

Because the daily investor fee is

calculated and subtracted from

the closing indicative note value on a daily basis,
the net effect of the daily investor fee

accumulates over time and is subtracted at the rate of

approximately 0.75

%

per year.

Because the net effect
of the daily investor fee is a fixed percentage

of the value of each ETN, the aggregate effect of the daily investor fee will increase or decrease in a
manner directly proportional

to the value of each ETN

and the amount of ETNs that are held, as applicable.
The “ fee rate
” for the ETNs is 0.75%

per year.
The “ intraday indicative note value
” for the ETNs on any trading day will equal (1)

the closing indicative note value on the immediately
preceding

calendar day
plus

(2) the then current intraday

index perform

ance amount;
provided   that

if such calculation

results in a negative value,
the intraday indicative note value

will be $0. The intraday indicative note value will be published by Thompson

Reuters (Markets) LLC every 15
seconds on each trading day

under the ticker symbol “DFVS.IV”. As the intraday

indicative note value is calculated using the closing indicative note value on the immediately preceding

calendar day,

the intraday indicative note value published at any time during a given trading day will not reflect
the daily interest or the daily investor fee

that may have accrued

over the course of such trading

day.
The “ intraday index performance amount
” on

any index business day will equal (1) the index multiplier
times

(2) the difference

of (a) the
most recently published level of the Index

on such index business day
minus

(b) the closing level of the Index on the immediately preceding index
business day.
An “
index business

day
” is a

day on which the Chicago Board

of Trade (the “
CBOT ”) is open for business.
A “
business

day
” is a Monday,

Tuesday,

Wednesday,

Thursday or

Friday that is

not a day on which

banking institutions in New York

City or
London

generally are authorized

or obligated by law, regulation

or executive order to close.
A “ trading day
” for the ETNs is a day

on which (1) it is an index business day, (2)

trading is generally conducted

on the CBOE BZX

and (3) it
is a business day in New York

City, in each case as determined by

the calculation agent in its sole discretion.
A “ valuation date
” is each trading

day from July

11, 2011

to July 2, 2021, inclusive,

subject to postponement due to the occurrence

of a
market disruption event, such postponement not to exceed five trading days.

The “ initial valuation date
” for the ETNs is July 11,

2011.
The “ final valuation date
”

for the ETNs is July 2, 2021.
Maturity Date
If the maturity date is not a business day,

the maturity date will be the next following business day.

If the fifth business day before

this day
does not qualify as a valuation date, then the maturity date will be the fifth business day following the final valuation date. The calculation agent

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

may postpone the final valuation date — and therefore

the maturity date — of the ETNs if a market disruption event occurs or is continuing on a
day that would

otherwise be the final valuation date or if the level of the Index is not available or cannot be calculated.
In the event that payment at maturity is

deferred

beyond

the stated

maturity date, penalty

interest will

not accrue or be payable

with
respect to that deferred

payment.
Market Disruption Events
A valuation date may be postponed

and thus the determination of the Index levels may be postponed if the calculation agent determines that, on the respective date, a market disruption event has

occurred

or is continuing in respect of the Index.
Any of the following will be a “market disruption event”

with respect to the Index:
●

a suspension, absence or limitation of trading in Treasury

futures contracts constituting 20% or

more, by weight, of the Index;
●

a suspension, absence or limitation of trading in futures or options contracts relating to the Index on

their respective markets;
●

any event that disrupts or

impairs, as determined by the calculation agent, the ability of market participants to (1)

effect
transactions in, or obtain market

values for, Treasury

futures contracts constituting 20% or

more, by weight, of the Index, or (2)
effect transactions in,

or obtain market values for, futures or

options contracts relating to the Index on

their respective markets;
●

the closure on any day of the primary

market for futures or options contracts relating to the Index or

Treasury

futures contracts
constituting 20% or

more, by weight, of the Index on

a scheduled trading day prior

to the scheduled weekday closing time of
that market (without regard

to after hours or any other trading

outside of the regular trading session hours) unless such earlier closing time is announced

by the primary market at least one hour prior

to the earlier of (1) the actual

closing time for the
regular trading

session

on such primary market

on such scheduled trading

day for such primary

market and (2) the submission
deadline for orders

to be entered into the relevant exchange system for execution at the close of trading on such scheduled
trading day for

such primary market;
●

any scheduled trading

day on which (1)

the primary markets for Treasury

futures contracts constituting 20% or more, by

weight,
of the Index or

(2) the exchanges or quotation systems, if any, on which

futures or options contracts on the Index are

traded,
fails to open for trading

during

its

regular trading

session;

or
●

any other event, if the calculation agent determines that the event interferes w ith our ability or the ability of any of our

affiliates
to unwind all or a portion

of a hedge with respect to the securities that we or our affiliates have effected or may effect;
and, in any of these events, the calculation agent determines that the event was material.
“Scheduled

trading day”

means any day on which (a) the value of the Index is published and (b) trading is generally conducted on the
markets on which

the Treasury futures contracts are traded,

in each case as determined by the calculation agent in its sole discretion.
The following events will not be market disruption

events:
●

a limitation on the hours or number

of days of trading on which any Treasury

futures contract is

traded, but only if the limitation
results from an announced

change in the regular business hours of the relevant market; or
●

a decision to permanently discontinue trading

in futures or options contracts relating to the Index.
For this purpose,

an “absence of trading” on an exchange or market

will not include any time when the relevant exchange or market is
itself closed for trading under

ordinary

circumstances.
In contrast, a suspension or limitation of trading in futures or options contracts related to the Index, if available, in the primary market for
those contracts, by reason of any

of:
●

a price change

exceeding limits set by that market,
●

an imbalance of orders relating to those contracts, or
●

a disparity in bid and ask quotes relating to those contracts, will constitute a suspension or material limitation of trading in futures or options contracts related to the Index in the primary market for
those contracts.
If the calculation agent determines that a market disruption event occurs or is continuing on any valuation date, the valuation date will be the first following scheduled

trading day on

which the calculation agent determines that

a market disruption event does not occur

and is not
continuing. In no

event, however,

will the

valuation date be postponed

by more

than five scheduled trading days. If the calculation agent
determines that a market disruption event occurs

or is continuing on the fifth scheduled trading day, the calculation agent will make an estimate of the closing level for the Index

that would have prevailed on

that fifth scheduled trading day in the absence of the market disruption event.
Payment Upon Redemption
Prior to maturity, holders

may, subject to certain restrictions,

redeem their ETNs on any early redemption

date during the term of the ETNs,
provided

that they present at least

20,000

ETNs for redemption, or

their broker

or other financial intermediary (such as a

bank or other

financial
institution not required

to register as a broker

-dealer to engage in securities transactions)

bundles their ETNs for redemption

with those of other
investors to reach

this minimum. If holders choose to redeem their ETNs on an early redemption date, they will receive a cash payment in U.S.
dollars per ETN on such date equal to the closing indicative note value on the related valuation date. The early redemption

feature is intended to

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

induce arbitrageurs

to counteract any trading

of the ETNs

at a discount to their closing indicative note value, though there can be no assurance that
arbitrageurs will employ the redemption

feature in this manner.
Notwithstanding the forego

ing, beginning after the close of trading on September 4, 2018,

we have waived the minimum redemption
amount so that holders may exercise their right to

redeem their ETNs on any redemption

date with no minimum amount. Our waiver of the
minimum redemption

amount will be available to any and all holders of the ETNs on such early redemption dates and will

remain in effect

until we
announce

otherwise. We may, at any time and in our

sole discretion, make further modifications to the minimum redemption amount, including,
among others, to reinstate the minimum redemption

amount of 20,000

ETNs for all

redemption

dates after

such further modification. Any such
modification will be applied on a consistent basis for all holders of the ETNs at the time such modification becomes effective.
Effective as of August 31,

2017,

an “
early redemption date
” for the ETNs is the second

business day following each valuation date (other
than the final valuation date). The final early redemption

date will

be the second business day following the valuation

date that is immediately prior
to the final valuation date.
In the event that payment upon

redemption

is deferred beyond the original early redemption

date, penalty interest

will not accrue or be
payable with

respect to that deferred

payment.
Early Redemption Procedures
Holders may, subject

to the minimum redemption

amount described above, elect to redeem their ETNs on any early redemption date. To redeem their ETNs, holders must instruct their broker

or other person through

whom holders

hold their ETNs to deliver a notice

of redemption to us
via facsimile or e-mail by no

later than 4:00 p.m., New York City time, on the business day prior to the applicable valuation date.
Default Amount on Acceleration
If an Event of Default (as defined below)

occurs and the maturity of the ETNs is

accelerated, we will pay the

default amount in respect of
the principal of the ETNs at maturity. We

describe the default amount below

under “General Terms

of the ETNs—Default

Amount”.
Discontinuance or Modifica

tion of the

Index
If the index sponsor discontinues publication of the Index

and any other person

or entity publishes an index that

the calculation agent
determines is comparable

to the Index and the calculation agent approves such index as a successor index, then the calculation agent will determine the value of the Index on

the applicable valuation date and the amount payable at maturity or upon redemption

by reference to such
successor index.
If the calculation agent determines that the publication of the Index is discontinued

and there is no successor index, or that the closing
value of that Index is not available for

any reason, on the date on which the value of that Index

is required to be determined, the calculation agent
will determine the amount pay

able by a computation methodology

that the

calculation agent determines will as closely as reasonably possible replicate that Index.
If the calculation agent determines that the Index

or the method of calculating the Index has been changed at any time in any respect, including whether

the change is made by the index sponsor under its existing policies or following a modification of those policies, is due to the publication of a successor index, or is due to any other reason, then the calculation agent will be permitted

(but not required)

to make such
adjustments to the Index or

method of calculating the Index as it believes are appropriate to ensure that the value

of the Index used to determine
the amount payable on the maturity

date or upon redemption

is equitable.
All determinations and adjustments to be made by the calculation agent may be made in the calculation agent’s sole discretion.
Description of iPath
®

US Treasury 10

-year Bull Exchange-Traded Notes
Terms

defined within this “Description of iPath
®

US Treasury

10

-year Bull Exchange-Traded

Notes”

section are defined only with respect to this
section.
General
The return of the iPath
®

US Treasury

10

-year Bull Exchange

-Traded Notes (the “
ETNs
”) is

linked to the performance

of the Barclays 10Y US
Treasury

Futures Targeted

Exposure Index™

(the “
Index
”). The Index employs a strategy that

seeks to capture returns

that are potentially available
from an increase or decrease, as applicable, in the yields available to investors purchasing

10

-year U.S. Treasury notes through

a notional rolling
investment in 10

-year U.S. Treasury note futures contracts (“
10-year Treasury futures contracts
”). Specifically,

the level of the Index is expected to
increase in response to a decrease in 10

-year U.S. Treasury note yields and to decrease in response to an increase in 10

-year U.S. Treasury note
yields. The Index was created by Barclays Bank

PLC, which is the owner

of the intellectual property

and licensing rights relating to the

Index (the
“ index owner
”). The Index is administered and published by Barclays

Index Administration (the “
index sponsor
”), a

distinct

function within the
Investment Bank of Barclays Bank PLC.

The index sponsor has appointed a third-

party index calculation agent (the “index calculation agent”), currently Bloomberg

Index Services Limited

(formerly

known as Barclays Risk Analytics and Index Solutions Limited), to calculate and maintain the
Index. The ETNs are traded on the CBOE BZX Exchange (“ CBOE BZX ”) under the ticker symbol “DTYL.”
Inception, Issuance and Maturity
The ETNs were first sold on August 9, 2010

(the “
inception   date
”). The ETNs were first issued on August 12, 2010

(the “
issue   date ”), and
will be due on August 13,

2020

(the “
maturity   date
”).

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

Coupon
We will not pay

holders interest during

the term of the ETNs.
Denomination
The ETNs are in denominations of $50.
Split or Reverse Split of the ETNs
Should the closing indicative note value on any business day be above

$100.00,

we may, but are not obligated to, initiate a 2 for 1 split of the ETNs. Should the closing indicative note value on any

business day be below $25.00,

we may, but are not obligated to, initiate a 1 for 2 reverse split of the ETNs. If the closing indicative note value is greater than $100.00 or below $25.00

on any business

day, and we decide

to initiate a split or
reverse split, as applicable, such date shall be deemed

to be the “
announcement date
”, and we will issue

a notice to holders of the relevant ETNs
and a press release announcing

the split

or reverse split, specifying the effective

date of the split or reverse split.
If the ETNs undergo

a split,

we will adjust the terms of the ETNs accordingly.

The record

date for the split

will be the 9th business day after
the announcement date. Any adjustment of the closing indicative note value will be rounded to 8 decimal places.

The split will become

effective at
the opening of trading

of the ETNs

on the business day

immediately following the record

date.

In the case of a reverse split, we reserve the

right to address odd numbers

of ETNs (commonly referred

to as

“partials”) in a manner
determined by

us in our sole discretion. The record

date for the reverse split will

be on the 9th business day after the announcement

date. Any
adjustment of closing indicative note value will be rounded

to 8 decimal places.

The reverse split

will become effective at the opening

of trading of
the ETNs on the business day immediately following

the record

date.
In the case of a reverse split, holders who

own a number

of ETNs on the record date which are not evenly divisible by 2 will receive the same treatment as all other holders for

the maximum number

of ETNs they hold which is

evenly divisible by 2, and we will have the

right to
compensate holders for their remaining

or “partial” ETNs

in a manner determined

by us in our sole discretion. Our current intention is to provide holders with a cash payment for their partials on

the 17th business day

following the record

date in an amount equal to the

appropriate

percentage
of the closing indicative note

value of the reverse split-adjusted ETNs on

the 14
th

business day following the announcement

date.
Payment at Maturity
If holders hold their ETNs to maturity, they

will receive a cash payment in U.S. dollars per ETN equal to the closing indicative note value on
the final valuation date.
The “
closing

indicative note value
” for each ETN on the inception date was $50. On each subsequent calendar day until maturity or redemption, the closing indicative note value for

each ETN will equal (1) the closing indicative note value on the immediately preceding calendar
day plus

(2) the daily index performance

amount
plus (3) the daily interest minus

(4) the daily investor fee;
provided
that if

such calculation results
in a negative value, the closing indicative note value

will be $0. If the ETNs undergo

a split

or reverse split, the closing indicative

note value will be
adjusted accordingly.
The “ daily index performance amount”

for each ETN on the initial valuation

date and on any calendar day that is not an index business
day will equal $0. On any other

index business day, the daily index performance

amount for each ETN will

equal (1) the product

of (a) the index
multiplier times

(b) the difference of (i) the closing level of the Index

on such index business day
minus

(ii) the closing level of the Index on the
immediately preceding

index business day
minus

(2) the index rolling cost on such index business day.
The “ index multiplier
” is

$0.10.
The “index rolling cost” for each ETN on any calendar

day that is not a roll day will equal $0. On any roll day,

the index rolling cost for each
ETN will equal $0.005. Roll days occur

over three

consecutive index business days, commencing

three index business days before the last index
business day in each of the months of February

,

May, August and November

in any given year. The net effect of the index rolling cost accumulates over time and is subtracted at the rate of $0.06

per year,

or 0.12%

of the principal amount of each ETN per year. The “index rolling cost” seeks

to
represent and approximate

a prorated daily amount of costs that holders of a “long” position in relation to 10-year Treasury futures contracts
might expect to incur as part of the roll process during

each quarterly roll period.
The “ daily interest
” for each ETN on the initial valuation date was $0. On each subsequent calendar day until maturity or redemption,

the
daily interest for each ETN will equal (1)

the closing indicative note value on the immediately preceding calendar day
times

(2) the T-Bill rate
divided
by (3) 360.

The “daily interest” seeks to represent the amount of interest that holders of a “long” position in relation to 10-year Treasury

futures
contracts might receive if, on any calendar

day, they

were to invest the value of the ETNs in an interest-bearing bank account while their payment
obligations on the relevant long

positions in the Treasury futures contracts were

pending.

The “T-Bill rate” will equal the most recent weekly investment rate for 28-

day U.S. Treasury bills effective on

the immediately

preceding
business day in New York

City. The weekly investment

rate for 28-

day U.S. Treasury bills is generally announced

by the U.S. Treasury on each
Monday; on

any Monday

that is not a

business day in New York

City, the rate prevailing on the immediately preceding

business day in New York
City will apply.

The most recent weekly investment rate for

28-day

U.S. Treasury bills is currently published by the U.S. Treasury on
http://www.treasurydirect.gov

and is also currently available on Bloomberg

under the ticker symbol “USB4WIR”. The T-Bill rate is expressed as a percentage. Information

contained on the U.S. Treasury website is not incorporated by reference

in, and should not be considered a part of, this
section. We make no

representation or

warranty as to

the accuracy or completeness of information contained

on such website.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

The “daily investor

fee” for each ETN on the initial valuation date was

$0. On each subsequent calendar day until maturity or early
redemption, the daily investor fee for

each ETN will

equal (1) the closing indicative note value on the immediately preceding calendar day times
(2) the fee rate divided by

(3) 365.

Because the daily investor fee is calculated and subtracted from the closing indicative note value on a daily basis, the net effect of the daily investor fee

accumulates over time and is subtracted at the rate of

approximately 0.75%

per year.

Because the net effect
of the daily investor fee is a fixed percentage

of the value of each ETN, the aggregate effect of the daily investor fee will increase or decrease in a
manner directly proportional

to the value of each ETN

and the amount of ETNs that are held, as applicable.
The “ fee rate
” for the ETNs is 0.75%

per year.
The “ intraday indicative note value
” for the ETNs on any trading day will equal (1)

the closing indicative note value on the immediately
preceding

calendar day
plus

(2) the then current intraday

index performance amount;
provided   that

if such calculation

results in a negative value,
the intraday indicative note value

will be $0. The intraday indicative note value will be published by Thompson

Reuters (Markets) LLC every 15
seconds on each trading day

under the ticker symbol “DTYL.IV”.

As the intraday indicative note value is calculated

using the closing indicative note
value on the immediately preceding

calendar day,

the intraday indicative note value published at any time during a given trading day will not reflect
the daily interest or the daily investor fee

that may have accrued

over the course of such trading

day.
The “ intraday index performance amount
” on any index business day will equal (1)

the index multiplier
times

(2) the difference

of (a) the
most recently published level of the Index

on such index business day
minus

(b) the closing level of the Index on the immediately preceding index
business day.
An “
index business

day
” is a

day on which the Chicago Board

of Trade (the “
CBOT ”) is open for business.
A “
business

day
” is a Monday,

Tuesday,

Wednesday,

Thursday or

Friday that is

not a day on which

banking institutions in New York

City or
London

generally are authorized

or obligated by law, regulation

or executive order to close.
A “ trading day
” for the ETNs is a day

on which (1) it is an index business day, (2)

trading is generally cond

ucted on the CBOE BZX

and (3) it
is a business day in New York

City, in each case as determined by

the calculation agent in its sole discretion.
A “ valuation date
” is each trading

day from August

9, 2010

to August 10, 2020,

inclusive, subject

to postponement due to the occurrence
of a market disruption event, such postponement

not to exceed five trading days.

The “initial valuation date” for the ETNs is August 9, 2010.
The “final valuation date” for the ETNs is August

10, 2020.
Maturity Date
If the maturity date is not a business day,

the maturity date will be the next following business day.

If the fifth business day before

this day
does not qualify as a valuation date, then the maturity date will be the fifth business day following the final valuation date. The calculation agent
may postpone the final valuation date — and therefore

the maturity date — of the ETNs if a market disruption event occurs or is continuing on a
day that would

otherwise be the final valuation date or if the level of the Index is not available or cannot be calculated.
In the event that payment at maturity is

deferred

beyond

the stated

maturity date, penalty

interest will not accrue

or be payable with
respect to that deferred

payment.
Market Disruption Events
A valuation date may be postponed

and thus the determination of the Index levels may be postponed if the calculation agent determines that, on the respective date, a market disruption event has

occurred

or is continuing in respect of the Index.
Any of the following will be a “market disruption event”

with respect to the Index:
●

a suspension, absence or limitation of trading in Treasury

futures contracts constituting 20% or

more, by weight, of the Index;
●

a suspension, absence or limitation of trading in futures or options contracts relating to the Index on

their respective markets;
●

any event that disrupts or

impairs, as determined by the calculation agent, the ability of market participants to (1)

effect
transactions in, or obtain market

values for, Treasury

futures contracts constituting 20% or

more, by weight, of the Index, or (2)
effect transactions in,

or obtain market values for, futures or

options contracts relating to the Index on

their respective markets;
●

the closure on any day of the primary

market for futures or options contracts relating to the Index or

Treasury

futures contracts
constituting 20% or

more, by weight, of the Index on

a scheduled trading day prior

to the scheduled weekday closing time of
that market (without regard

to after hours or any other trading

outside of the regular trading session hours) unless such earlier closing time is announced

by the primary market at least one hour prior

to the earlier of (1) the actual

closing time for the
regular trading

session

on such primary market

on such scheduled trading

day for such primary

market and (2) the submission
deadline for orders

to be entered into the relevant exchange system for execution at the close of trading on such scheduled
trading day for

such primary market;
●

any scheduled trading

day on which (1)

the primary markets for Treasury

futures contracts constituting 20% or more, by

weight,
of the Index or

(2) the exchanges or quotation systems, if any, on which

futures or options contracts on the Index are

traded,
fails to open for trading

during

its

regular trading

session;

or
●

any other event, if the calculation agent determines that the event interferes with our ability or the ability of any of our affiliates
to unwind all or a portion

of a hedge with respect to the securities that we or our affiliates have effected or may effect;

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

and, in any of these events, the calculation agent determines that the event was material.
“Scheduled

trading day”

means any day on which (a) the value of the Index is published and (b) trading is generally conducted on the
markets on which

the Treasury futures contracts are traded,

in each case as determined by the calculation agent in its sole discretion.
The following events will not be market disruption

events:
●

a limitation on the hours or number

of days of trading on which any Treasury

futures contract is

traded, but only if the limitation
results from an announced

change in the regular business hours of the relevant market; or
●

a decision to permanently discontinue trading

in futures or options contracts relating to the Index.
For this purpose,

an “absence of trading” on an exchange or market

will not include any time when the relevant exchange or market is
itself closed for trading under

ordinary

circumstances.
In contrast, a suspension or limitation of trading in futures or options contracts related to the Index, if available, in the primary market for
those contracts, by reason of any

of:
●

a price change

exceeding limits set by that market,
●

an imbalance of orders relating to those contra

cts,

or
●

a disparity in bid and ask quotes relating to those contracts, will constitute a suspension or material limitation of trading in futures or options contracts related to the Index in the primary market for
those contracts.
If the calculation agent determines that a market disruption event occurs or is continuing on any valuation date, the valuation date will be the first following scheduled

trading day on

which the calculation agent determines that

a market disruption event does not occur

and is not
continuing. In no

event, however,

will the

valuation date be postponed

by more

than five scheduled trading days. If the calculation agent
determines that a market disruption event occurs

or is continuing on the fifth scheduled trading day, the calculation agent will make an estimate of the closing level for the Index

that would have prevailed on

that fifth scheduled trading day in the absence of the market disruption event.
Payment Upon Redemption
Prior to maturity, holders

may, subject to certain restrictions,

redeem their ETNs on any early redemption

date during the term of the ETNs,
provided

that they present at least

20,000

ETNs for redemption, or

their broker

or other financial intermediary (such as a

bank or other

financial
institution not required

to register as a broker

-dealer to engage in securities transactions)

bundles their ETNs for redemption

with those of other
investors to reach this minimum. If holders

choose to redeem their ETNs on an early redemption

date, they will receive a cash payment in

U.S.
dollars per ETN on such date equal to the closing indicative note value on the related valuation date. The early redemption

feature is intended to
induce arbitrageurs

to counteract any trading

of the ETNs

at a discount to their closing indicative note value, though there can be no assurance that
arbitrageurs will employ the redemption

feature in this manner.
Notwithstanding the foregoing,

beginning

after the close

of trading on September

4, 2018,

we have waived the minimum redemption
amount so that holders may exercise their right to

redeem their ETNs on any redemption

date with no minimum amount. Our waiver of the
minimum redemption

amount will be available to any and all holders of the ETNs on such early redemption dates and will

remain in effect

until we
announce

otherwise. We may, at any time and in our

sole discretion, make further modifications to the minimum redemption amount, including,
among others, to reinstate the minimum redemption

amount of 20,000

ETNs for all

redemption

dates after

such further modification. Any such
modification will be applied on a consistent basis for all holders of the ETNs at the time such modification becomes effective.
Effective as of August 31,

2017,

an “
early redemption date
” for the ETNs is the second

business day

following each valuation date (other
than the final valuation date). The final early redemption

date will

be the second business day following the valuation

date that is immediately prior
to the final valuation date.
In the event that payment upon

redemp

tion is

deferred

beyond the original early redemption

date, penalty interest

will not accrue or be
payable with

respect to that deferred

payment.
Early Redemption Procedures
Holders may, subject

to the minimum redemption

amount described above, elect to redeem their ETNs on any early redemption date. To redeem their ETNs, holders must instruct their broker

or other person through

whom holders hold their ETNs to

deliver a notice of redemption to us
via facsimile or e-mail by no

later than 4:00 p.m., New York City time, on the business day prior to the applicable valuation date.
Default Amount on Acceleration
If an Event of Default (as defined below)

occurs and the maturity of the ETNs is

accelerated, we will pay the

default amount in respect of
the principal of the ETNs at maturity. We

describe the default amount below

under “General Terms

of the ETNs—Default

Amount”.
Discontinuance or Modification

of the

Index
If the index sponsor discontinues publication of the Index

and any other person

or entity publishes an index that

the calculation agent
determines is comparable

to the Index and the calculation agent approves such index as a successor index, then the calculation agent will determine the value of the Index on

the applicable valuation date and the amount payable at maturity or upon redemption

by reference to such
successor index.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

If the calculation agent determines that the publication of the Index is discontinued

and there is no successor index, or that the closing
value of that Index is not available for

any reason, on the date on which the value of that Index

is required to be determined, the calculation agent
will determine the amount payable by

a computation methodology

that the

calculation agent determines will as closely as reasonably possible replicate that Index.
If the calculation agent determines that the Index

or the method of calculating the Index has been changed at any time in any respect, including whether

the change is made by the index sponsor under its existing policies or following a modification of those policies, is due to the publication of a successor index, or is due to any other reason, then the calculation agent will be permitted

(but not required)

to make such
adjustments to the Index or

method of calculating the Index as it believes

are appropriate

to ensure that the value

of the Index used to determine
the amount payable on the maturity

date or upon redemption

is equitable.
All determinations and adjustments to be made by the calculation agent may be made in the calculation agent’s sole discretion.
Description of iPath
®

US Treasury 10

-year Bear

Exchange-Traded Notes
Terms

defined within this “Description of iPath
®

US Treasury

10

-year Bear Exchange

-Traded Notes” section

are defined only with respect to this
section.
General
The return of the iPath
®

US Treasury

10

-year Bear Exchange

-Traded Notes (the “
ETNs
”) is

linked to the performance

of the Barclays 10Y
US Treasury Futures Targeted

Exposure Index™

(the “
Index
”). The Index employs a strategy that

seeks to capture returns

that are potentially
available from an increase or

decrease, as applicable, in the yields available to investors purchasing

10

-year U.S. Treasury notes through

a notional
rolling investment in 10

-year U.S. Treasury note futures contracts (“
10-year Treasury futures contracts
”). Specifically, the level

of the Index is
expected to increase in response to a decrease

in 10-year

U.S. Treasury note yields and to decrease in response to an increase in 10

-year U.S.
Treasury

note yields. The Index was created by Barclay

s

Bank PLC, which is the owner

of the intellectual property and licensing rights relating to the
Index (the “ index owner
”). The Index is administered and published by Barclays

Index Administration (the “
index sponsor
”), a

distinct

function
within the Investment Bank of Barclays Bank PLC.

The index sponsor has appointed a third-

party index calculation agent (the “
index calculation
agent
”), currently

Bloomberg

Index Services Limited

(formerly

known as Barclays Risk Analytics and Index Solutions Limited), to calculate and maintain the Index. The ETNs are traded on the CBOE BZX Exchange (“ CBOE BZX ”) under the ticker symbol “DTYS.”
Inception, Issuance and Maturity
The ETNs were first sold on August 9, 2010

(the “
inception   date
”). The ETNs were first issued on August 12, 2010

(the “
issue   date ”), and
will be due on August 13,

2020

(the “
maturity   date
”).

Coupon
We will not pay

holders interest during

the term of the ETNs.
Denomination
The ETNs are in denominations of $50.
Split or Reverse Split of the ETNs
Should the closing indicative note value on any business day be above

$100.00,

we may, but are not obligated to, initiate a 2 for 1 split of the ETNs. Should the closing indicative note value on any

business day be below $25.00,

we may, but are not obligated to, initiate a 1 for 2 reverse split of the ETNs. If the closing indicative note value is greater than $100.00 or below $25.00

on any business

day, and we decide

to initiate a split or
reverse split, as applicable, such date shall be deemed

to be the “
announcement date
”, and we will issue

a notice to holders of the relevant ETNs
and a press release announcing

the split

or reverse split, specifying the effective

date of the split or reverse split.
If the ETNs undergo

a split,

we will adjust the terms of the ETNs

accordingly.

The “
record date ” for the split will be the 9
th

business day
after the announcement

date. Any adjustment of the

closing indicative note value will be rounded

to 8 decimal places.

The split will become
effective at the opening

of trading of the ETNs on the business day immediately following the record date.

In the case of a reverse split, we reserve the

right to address odd numbers

of ETNs (commonly referred

to as

“partials”) in a manner
determined by

us in our sole discretion. The record

date for the reverse split will

be on the 9th business day after the announcement

date. Any
adjustment of closing indicative note value will be rounded

to 8 decimal places.

The reverse split

will become effective at the opening

of trading of
the ETNs on the business day immediately following

the record

date.
In the case of a reverse split, holders who

own a number

of ETNs on

the record

date which are not evenly divisible by 2 will

receive the
same treatment as all other holders for

the maximum number

of ETNs they hold which is

evenly divisible by 2, and we will have the

right to
compensate holders for their remaining

or “partial” ETNs

in a manner determined

by us in our sole discretion. Our current intention is to provide holders with a cash payment for their partials on

the 17th business day

following the record

date in an amount equal to the

appropriate

percentage
of the closing indicative note value of the reverse

split-adjusted ETNs on the 14
th

business day following the announcement

date.
Payment at Maturity
If holders hold their ETNs to maturity, they

will receive a cash payment in U.S. dollars per ETN equal to the closing indicative note value on
the final valuation date.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

The “
closing

indicative note value
” for each ETN on the inception date was $50. On each subsequent calendar day until maturity or redemption, the closing indicative note value for

each ETN will equal (1)

the closing indicative note value on the immediately preceding calendar
day plus

(2) the daily index performance

amount
plus (3) the daily interest minus

(4) the daily investor fee;
provided
that if

such calculation results
in a negative value, the closing indicative note value

will be $0. If the ETNs undergo

a split

or reverse split, the closing indicative

note value will be
adjusted accordingly.
The “ daily index performance amount”

for each ETN on the initial valuation

date and on any calendar day that is not an index business
day will equal $0. On any other

index business day, the daily index performance

amount for each ETN will

equal (1) the product

of (a) the index
multiplier times

(b) the difference of (i) the closing level of the Index

on such index business day
minus

(ii) the closing level of the Index on the
immediately preceding

index business day
minus

(2) the index rolling cost on such index business day.
The “ index multiplier
” is

–$0.10.

The index multiplier is set as a negative value in order

for the ETNs to generate a positive return in
response to a decrease in the Index level and

to generate a negative return in response to an increase in the Index level, as applicable.
The “
index rolling

cost”

for each ETN on any calendar day

that is

not a roll day will equal $0. On any roll day,

the index rolling cost for each
ETN will equal $0.005. Roll days occur

over three

consecutive index business days, commencing

three index business days before the last index
business day in each of the months of

February,

May, August and November

in any given year. The net effect of the index rolling cost accumulates over time and is subtracted at the rate of $0.06

per year,

or 0.12%

of the principal amount of each ETN per year. The “index rolling cost” seeks

to
represent and approximate

a prorated daily amount of costs that holders of a “long” position in relation to 10-year Treasury futures contracts
might expect to incur as part of the roll process during

each quarterly roll period.
The “ daily interest
” for each ETN on the initial valuation date was $0. On each subsequent calendar day until maturity or redemption,

the
daily interest for each ETN will equal (1)

the closing indicative note value on the immediately preceding calendar day
times

(2) the T-Bill rate
divided
by (3) 360.

The “daily interest” seeks to represent the amount of interest that holders of a “long” position in relation to 10-year Treasury

futures
contracts might receive if, on any calendar

day, they

were to invest the value of the ETNs in an interest-bearing bank account while their payment
obligations on the relevant long

positions in the Treasury futures contracts were

pending.

The “ T-Bill rate
” will equal the most recent weekly investment rate for

28-day

U.S. Treasury bills effective on the immediately preceding
business day in New York

City. The weekly investment

rate for 28-

day U.S. Treasury bills is generally announced

by the U.S. Treasury on each
Monday; on

any Monday

that is not a

business day in New York

City, the rate prevailing on the immediately preceding

business day in New York
City will apply.

The most recent weekly investment rate for

28-day

U.S. Treasury bills is currently published by the U.S. Treasury on
http://www.treasurydirect.gov

and is also currently available on Bloomberg

under the ticker symbol “USB4WIR”. The T-Bill rate is expressed as a percentage. Information

contained on the U.S. Treasury website is not incorporated by reference

in, and should not be considered a part of, this
section.

We make no representation

or war

ranty as to the

accuracy or

completeness of information contained on such website.
The “ daily investor fee
” for each ETN on the initial valuation

date was $0. On each subsequent calendar day until maturity or early redemption, the daily investor fee for

each ETN will equal (1) the closing indicative note value on the immediately preceding calendar day
times
(2) the fee rate divided by

(3) 365.

Because the daily investor fee is

calculated and subtracted from

the closing indicative note value on a daily basis,
the net effect of the daily investor fee

accumulates over time and is subtracted at the rate of

approximately 0.75%

per year.

Because the net effect
of the daily investor fee is a fixed percentage

of the value of each ETN, the aggregate effect of the daily investor fee will increase or decrease in a
manner directly proportional

to the value of each ETN

and the amount of ETNs that are held, as applicable.
The “ fee rate
” for the ETNs is 0.75%

per year.
The “ intraday indicative note value
” for the ETNs on any trading day will equal (1)

the closing indicative note value on the immediately
preceding

calendar day
plus

(2) the then current intraday

index performance amount;
provided   that

if such calculation

results in a negative value,
the intraday indicative note value

will be $0. The intraday indicative note value will be published by Thompson

Reuters (Markets) LLC every 15
seconds on each trading day

under the ticker symbol “DTYS.IV”.

As the intraday indicative note value is calculated

using the closing indicative note
value on the immediately preceding

calendar day,

the intraday indicative note value published at any time during a given trading day will not reflect
the daily interest or the daily investor fee

that may have accrued

over the course of such trading

day.
The “ intraday index performance amount
” on any index business day will equal (1)

the index multiplier
times

(2) the difference

of (a) the
most recently published level of the Index

on such index business day
minus

(b) the closing level of the Index on the immediately preceding index
business day.
An “
index business

day
” is a

day on which the Chicago Board

of Trade (the “
CBOT ”) is open for business.
A “
business

day
” is a Monday,

Tuesday,

Wednesday,

Thursday or

Friday

that is

not a day on which

banking institutions in New York

City or
London

generally are authorized

or obligated by law, regulation

or executive order to close.
A “ trading day
” for the ETNs is a day

on which (1) it is an index business day, (2)

trading is

generally conducted

on the CBOE BZX

and (3) it
is a business day in New York

City, in each case as determined by

the calculation agent in its sole discretion.
A “ valuation date
” is each trading

day from August

9, 2010

to August 10, 2020,

inclusive, subject

to postponement due to the occurrence
of a market disruption event, such postponement

not to exceed five trading days.

The “ initial valuation date ” for the ETNs is August 9, 2010.
The “ final valuation date
”

for the ETNs is August 10, 2020.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

Maturity Date
If the maturity date is not a business day,

the maturity date will be the next following business day.

If the fifth business day before

this day
does not qualify as a valuation date, then the maturity date will be the fifth business day following the final valuation date. The calculation agent
may postpone the final valuation date — and therefore

the maturity date — of the ETNs if a market disruption event occurs or is continuing on a
day that would

otherwise be the final valuation date or if the level of the Index is not available or cannot be calculated.
In the event that payment at maturity is

deferred

beyond

the stated

maturity date, penalty

interest will not accrue

or be payable with
respect to that deferred

payment.
Market Disruption Events
A valuation date may be postponed

and thus the determination of the Index levels may be postponed if the calculation agent determines that, on the respective date, a market disruption event has

occurred

or is continuing in respect of the Index.
Any of the following will be a “market disruption event”

with respect to the Index:
●

a suspension, absence or limitation of trading in Treasury

futures contracts constituting 20% or

more, by weight, of the Index;
●

a suspension, absence or limitation of trading in futures or options contracts relating to the Index on

their respective markets;
●

any event that disrupts or

impairs, as determined by the calculation agent, the ability of market participants to (1)

effect
transactions in, or obtain market

values for, Treasury

futures contracts constituting 20% or

more, by weight, of the Index, or (2)
effect transactions in,

or obtain market values for, futures or

options contracts relating to the Index on

their respective markets;
●

the closure on any day of the pr

imary market for futures or options contracts relating to the Index or

Treasury

futures contracts
constituting 20% or

more, by weight, of the Index on

a scheduled trading day prior

to the scheduled weekday closing time of
that market (without regard

to after hours or any other trading

outside of the regular trading session hours) unless such earlier closing time is announced

by the primary market at least one hour prior

to the earlier of (1) the actual

closing time for the
regular trading

session

on such primary market

on such scheduled trading

day for such primary

market and (2) the submission
deadline for orders

to be entered into the relevant exchange system for execution at the close of trading on such scheduled
trading day for

such primary market;
●

any scheduled trading

day on which (1)

the primary markets for Treasury

futures contracts constituting 20% or more, by

weight,
of the Index or

(2) the exchanges or quotation systems, if any, on which

futures or options contracts on the Index are

traded,
fails to

open for trading

during

its

regular trading

session;

or
any other event, if the calculation agent determines that the event interferes with our ability or the ability of any of our affiliates to unwind all or a portion of a hedge with respect to the securities that we or our affiliates have effected or may effect;
and, in any of these events, the calculation agent determines that the event was material.
“Scheduled

trading day”

means any day on which (a) the value of the Index is published and (b) trading is generally conducted on the
markets on which

the Treasury futures contracts are traded,

in each case as determined by the calculation agent in its sole discretion.
The following events will not be market disruption

events:
●

a limitation on the hours or nu

mber of days of trading on

which any Treasury

futures contract is

traded, but only if the limitation
results from an announced

change in the regular business hours of the relevant market; or
●

a decision to permanently discontinue trading

in futures or options contracts relating to the Index.
For this purpose,

an “absence of trading” on an exchange or market

will not include any time when the relevant exchange or market is
itself closed for trading under

ordinary

circumstances.
In contrast, a suspension or limitation of trading in futures or options contracts related to the Index, if available, in the primary market for
those contracts, by reason of any

of:
●

a price change

exceeding limits set by that market,
●

an imbalance of orders relating to those contracts, or
●

a disparity in bid and ask quotes relating to those contracts, will constitute a suspension or material limitation of trading in futures or options contracts related to the Index in the primary market for
those contracts.
If the calculation agent determines that a market disruption event occurs or is continuing on any valuation date, the valuation date will be the first following scheduled

trading day on

which the calculation agent determines that

a market disruption event does not occur

and is not
continuing. In no

event, however,

will the

valuation date be postponed

by more

than five scheduled trading days. If the calculation agent
determines that a market disruption event occurs

or is continuing on the fifth scheduled trading day, the calculation agent will make an estimate of the closing level for the Index

that would have prevailed on

that fifth scheduled trading day in the absence of the market disruption event.
Payment Upon Redemption
Prior to maturity, holders

may, subject to certain restrictions,

redeem their ETNs on any early redemption

date during the term of the ETNs,
provided

that they present at least

20,000

ETNs for redemption, or

their broker

or other financial intermediary (such as a

bank or other

financial

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

institution not required

to register as a broker

-dealer to engage in securities transactions)

bundles their ETNs for redemption

with those of other
investors to reach this minimum. If holders

choose to redeem their ETNs on an early redemption

date, they will receive a cash payment in

U.S.
dollars per ETN on such date equal to the closing indicative note value on the related valuation date. The early redemption

feature is intended to
induce arbitrageurs

to counteract any trading

of the ETNs

at a discount to their closing indicative note value, though there can be no assurance that
arbitrageurs will employ the redemption

feature in this manner.
Effective as of August 31,

2017,

an “
early redemption date
” for the ETNs is the second

business day following each valuation date (other
than the final valuation date). The final early redemption

date will

be the second business day following the valuation

date that is immediately prior
to the final valuation date.
In the event that payment upon

redemption

is deferred beyond the original early red

emption date, penalty interest

will not accrue or be
payable with

respect to that deferred

payment.
Early Redemption Procedures
Holders may, subject

to the minimum redemption

amount described above, elect to redeem their ETNs on any early redemption date. To redeem their ETNs, holders must instruct their broker

or other person through

whom holders hold their ETNs to

deliver a notice of redemption to us
via facsimile or e-mail by no

later than 4:00 p.m., New York City time, on the business day prior to the applicable valuation date.

Default Amount on Acceleration
If an Event of Default (as defined below)

occurs and the maturity of the ETNs is

accelerated, we will pay the

default amount in respect of
the principal of the ETNs at maturity. We

describe the default amount below

under “General Terms

of the ETNs—Default

Amount”.
Discontinuance or Modification

of the

Index
If the index sponsor discontinues publication of the Index

and any other person

or entity publishes an index that

the calculation agent
determines

is comparable

to the Index and the calculation agent approves such index as a successor index, then the calculation agent will determine the value of the Index on

the applicable valuation date and the amount payable at maturity or upon redemption

by reference to such
successor index.
If the calculation agent determines that the publication of the Index is discontinued

and there is no successor index, or that the closing
value of that Index is not available for

any reason, on the date on which the value of that Index

is required to be determined, the calculation agent
will determine the amount payable by

a computation methodology

that the

calculation agent determines will as closely as reasonably possible replicate that Index.
If the calculation agent determines that the Index

or the method of calculating the Index has been changed at any time in any respect, including whether

the change is made by the index sponsor under its existing policies or following a modification of those policies, is due to the publication of a successor index, or is due to any other reason, then the calculation agent will be permitted

(but not required)

to make such
adjustments to the Index or

method of calculating the Index as it believes are appropriate to ensure that the value

of the Index used to determine
the amount payable on the maturity

date or upon redemption

is equitable.
All determinations and adjustments to be made by the calculation agent may be made in the calculation agent’s sole discretion.
Description of iPath
®

US Treasury Long Bond Bear Exchange-Traded Notes
Terms

defined within this “Description of iPath
®

US Treasury

Long Bond Bear

Exchange-Traded

Notes” section

are defined only with respect to this
section.
General
The return of the iPath
®

US Treasury

Long Bond

Bear Exchange-Traded

Notes (the “
ETNs
”) is

linked to the performance

of the Barclays
Long Bond

US Treasury Futures Targeted

Exposure Index™ (the “
Index
”). The Index employs a strategy that

seeks to capture returns that are
potentially

available from an increase or

decrease, as applicable, in the yields available to investors purchasing long-dated U.S. Treasury

bonds
(which are U.S. Treasury bonds

with a remaining term to maturity of 15 years or more)

through a notional rolling investment in U.S. Treasury bond
futures contracts (“ Long Bond futures contracts
”). Specifically, the level

of the Index is expected to increase in response to a decrease in long-
dated U.S. Treasury

bond yields and to decrease in response to an increase in long-

dated U.S. Treasury bond

yields. The Index was created by
Barclays Bank PLC, which

is the owner of the intellectual property

and licensing rights relating to the

Index (the “
index owner ”). The Index is
administered and published by

Barclays Index Administra

tion (the “
index sponsor
”), a

distinct

function within the Investment Bank of Barclays
Bank PLC. The index sponsor

has appointed a third-party index calculation agent (the “
index calculation agent
”), currently Bloomberg

Index
Services Limited (formerly

known as Barclays Risk Analytics and Index Solutions Limited), to calculate and maintain the Index. The ETNs are traded on the CBOE BZX Exchange (“ CBOE BZX ”) under the ticker symbol “DLBS.”
Inception, Issuance and Maturity
The ETNs were first sold on August 9, 2010

(the “
inception   date
”). The ETNs were first issued on August 12, 2010

(the “
issue   date ”), and
will be due on August 13,

2020

(the “
maturity   date
”).

Coupon
We will not pay

holders interest during

the term of the ETNs.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

Denomination
The ETNs are in denominations of $50.
Split or Reverse Split of the ETNs
Should the closing indicative note value on any business day be above

$100.00,

we may, but are not obligated to, initiate a 2 for 1 split of the ETNs. Should the closing indicative note value on any

business day be below $25.00,

we may, but are not obligated to, initiate a 1 for 2 reverse split of the ETNs. If the closing indicative note value is greater than $100.00 or below $25.00

on any business

day, and we decide

to initiate a split or
reverse split, as applicable, such date shall be deemed

to be the “
announcement date
”, and we will issue

a notice to holders of the relevant ETNs
and a press release announcing

the split

or reverse split, specifying the effective

date of the split or reverse split.
If

the ETNs undergo

a split,

we will adjust the terms of the ETNs accordingly.

The “
record date ” for the split will be the 9
th

business day
after the announcement

date. Any adjustment of the

closing indicative note value will be rounded

to 8 decimal places.

The split will become
effective at the opening

of trading of the ETNs on the business day immediately following the record date.

In the case of a reverse split, we reserve the

right to address odd numbers

of ETNs (commonly referred

to as

“partials”) in a manner
determined by

us in our sole discretion. The record

date for the reverse split will

be on the 9th business day after the announcement

date. Any
adjustment of closing indicative note value will be rounded

to 8 decimal places.

The reverse split

will become effective at the opening

of trading of
the ETNs on the business day immediately following

the record

date.
In the case of a reverse split, holders who

own a number

of ETNs on the record date which are not evenly divisible by 2 will receive the same treatment as all other holders for

the maximum number

of ETNs they hold which is

evenly divisible by 2, and we will have the

right to
compensate holders for their remaining

or “partial” ETNs

in a manner determined

by us in our sole discretion. Our current intention is to provide holders with a cash payment for their partials on

the 17th business day

following the record

date in an amount equal to the

appropriate

percentage
of the closing indicative note value of the reverse

split-adjusted ETNs on the 14
th

business day following the announcement

date.
Payment at Maturity
If holders hold their ETNs to maturity, they

will receive a cash payment in U.S. dollars per ETN equal to the closing indicative note value on
the final valuation date.
The “
closing

indicative note value
” for each ETN on the inception date was $50. On each subsequent calendar day until maturity or redemption, the closing indicative note value for

each ETN will equal (1) the closing indicative note value on the immediately preceding calendar
day plus

(2) the daily index performance

amount
plus (3) the daily interest minus

(4) the daily investor fee;
provided
that if

such calculation results
in a negative value, the closing indicative note value

will be $0. If the ETNs undergo

a split

or reverse split, the closing indicative

note value will be
adjusted accordingly.
The “ daily index performance amount”

for each ETN on the initial valuation

date and on any calendar day that is not an index business
day will equal $0. On any other

index business day, the daily index performance

amount for each ETN will

equal (1) the product

of (a) the index
multiplier times

(b) the difference of (i) the closing level of the Index

on such index business day
minus

(ii) the closing level of the Index on the
immediately preceding

index business day
minus

(2) the index rolling cost on such index business day.
The “ index multiplier
” is

–$0.10.

The index multiplier is set as a negative value in order

for the ETNs to generate a positive return in
response to a decrease in the Index level and

to generate a negative return in response to an increase in the Index level, as applicable.
The “
index rolling

cost”

for each ETN on any calendar day

that is

not a roll day will equal $0. On any roll day,

the index rolling cost for each
ETN will equal $0.005. Roll days occur

over three

consecutive index business days, commencing

three index business days before the last index
business day in each of the months of February,

May, August and November

in any given year. The net effect of the index rolling cost accumulates over time and is subtracted at the rate of $0.06

per year,

or 0.12%

of the principal amount of each ETN per year. The “index rolling cost” seeks

to
represent and approximate

a prorated daily amount of costs that holders of a “long” position in relation to Long Bond futures contracts might expect to incur as part of the roll process d

uring each quarterly

roll period.
The “ daily interest
” for each ETN on the initial valuation date was $0. On each subsequent calendar day until maturity or redemption,

the
daily interest for each ETN will equal (1)

the closing indicative note value on the immediately preceding calendar day
times

(2) the T-Bill rate
divided
by (3) 360.

The “daily interest” seeks to represent the amount of interest that holders of a “long” position in relation to Long Bond futures contracts might receive if, on any calendar

day, they were

to invest the value of the ETNs in an interest-bearing

bank account while their payment obligations
on the relevant long positions in the Treasury

futures contracts were pending.

The “ T-Bill rate
” will equal the most recent weekly investment rate for

28-day

U.S. Treasury bills effective on the immediately preceding
business day in New York

City. The weekly investment

rate for 28-

day U.S. Treasury bills is generally announced

by the U.S. Treasury on each
Monday; on

any Monday

that is not a

business day in New York

City, the rate prevailing on the immediately preceding

business day in New York
City will apply.

The most recent weekly investment rate for

28-day

U.S. Treasury bills is currently published by the U.S. Treasury on
http://www.treasurydirect.gov

and is also currently available on Bloomberg

under the ticker symbol “USB4WIR”. The T-Bill rate is expressed as a percentage. Information

contained on the U.S. Treasury website is not incorpor

ated by reference

in, and should not be considered a part of, this
section.

We make no representation

or warranty

as to

the accuracy or completeness of information contained

on such website.
The “ daily investor fee
” for each ETN on the initial valuation

date was $0. On each subsequent calendar day until maturity or early redemption, the daily investor fee for

each ETN will equal (1) the closing indicative note value on the immediately preceding calendar day
times

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

(2) the fee rate divided by

(3) 365.

Because the daily investor fee is

calculated and subtracted from

the closing indicative note value on a daily basis,
the net effect of the daily investor fee

accumulates over time and is subtracted at the rate of

approximately 0.75

%

per year.

Because the net effect
of the daily investor fee is a fixed percentage

of the value of each ETN, the aggregate effect of the daily investor fee will increase or decrease in a
manner directly proportional

to the value of each ETN

and the amount of ETNs that are held, as applicable.

The “ fee rate
” for the ETNs is 0.75%

per year.
The “ intraday indicative note value
” for the ETNs on any trading day will equal (1)

the closing indicative note value on the immediately
preceding

calendar day
plus

(2) the then current intraday

index performance amount;
provided   that

if such calculation

results in a negative value,
the intraday indicative note value

will be $0. The intraday indicative note value will be published by Thompson

Reuters (Markets) LLC every 15
seconds on each trading day

under the ticker symbol “DLBS.IV”. As the intraday

indicative note value is calculated using the closing indicative note
value on the immediately preceding

calendar day,

the intraday indicative note value published at any time during a given trading day will not reflect
the daily interest or the daily investor fee

that may have accrued

over the course of such trading

day.
The “ intraday index performance amount
” on

any index business day will equal (1) the index multiplier
times

(2) the difference

of (a) the
most recently published level of the Index

on such index business day
minus

(b) the closing level of the Index on the immediately preceding index
business day.
An “
index business

day
” is a

day on which the Chicago Board

of Trade (the “
CBOT ”) is open for business.
A “
business

day
” is a Monday,

Tuesday,

Wednesday,

Thursday or

Friday that is

not a day on which

banking institutions in New York

City or
London

generally are authorized

or obligated by law, regulation

or executive order to close.
A “ trading day
” for the ETNs is a day

on which (1) it is an index business day, (2)

trading is generally conducted

on the CBOE BZX

and (3) it
is a business day in New York

City, in each case as determined by

the calculation agent in its sole discretion.
A “ valuation date
” is each trading

day from August

9, 2010

to August 10, 2020,

inclusive,

subject

to postponement due to the occurrence
of a market disruption event, such postponement

not to exceed five trading days.

The “ initial valuation date ” for the ETNs is August 9, 2010.
The “ final valuation date
”

for the ETNs is August 10, 2020.
Maturity Date
If the maturity date is not a business day,

the maturity date will be the next following business day.

If the fifth business day before

this day
does not qualify as a valuation date, then the maturity date will be the fifth business day following the final

valuation date. The calculation agent
may postpone the final valuation date — and therefore

the maturity date — of the ETNs if a market disruption event occurs or is continuing on a
day that would

otherwise be the final valuation date or if the level of the Index is not available or cannot be calculated.
In the event that payment at maturity is

deferred

beyond

the stated

maturity date, penalty

interest will not accrue

or be payable with
respect to that deferred

payment.
Market Disruption Events
A valuation date may be postponed

and thus the determination of the Index levels may be postponed if the calculation agent determines that, on the respective date, a market disruption event has

occurred

or is continuing in respect of the Index.
Any of the following will be a “market disruption event”

with respect to the Index:
●

a suspension, absence or limitation of trading in Treasury

futures contracts constituting 20% or

more, by weight, of the Index;
●

a suspension, absence or limitation of trading in futures or options contracts relating to the Index on

their respective markets;
●

any event that disrupts or

impairs, as determined by the calculation agent, the ability of market participants to (1)

effect
transactions in, or obtain market

values for, Treasury

futures contracts constituting 20% or

more, by weight, of the Index, or (2)
effect transactions in,

or obtain market values for, futures or

options contracts relating to the Index on

their respective markets;
●

the closure on any day of the primary

market for futures or options contracts relating to the Index or

Treasury

futures contracts
constituting 20% or

more, by weight, of the Index on

a scheduled trading day prior

to the scheduled weekday closing time of
that market (without regard

to after hours or any other trading

outside of the regular trading session hours) unless such earlier closing time is announced

by the primary market at least one hour prior

to the earlier of (1) the actual

closing time for the
regular trading

session

on such primary market

on such scheduled trading

day for such primary

market and (2) the submission
deadline for orders

to be entered into the relevant exchange system for execution at the close of trading on such scheduled
trading day for

such primary market;
●

any scheduled trading

day on

which (1) the primary

markets for Treasury

futures contracts constituting 20% or more, by

weight,
of the Index or

(2) the exchanges or quotation systems, if any, on which

futures or options contracts on the Index are

traded,
fails to open for trading

during

its

regular trading

session;

or
●

any other event, if the calculation agent determines that the event interferes with our ability or the ability of any of our affiliates
to unwind all or a portion

of a hedge with respect to the securities that we or our affiliates have effected or may effect;
and, in any of these events, the calculation agent determines that the event was material.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

“Scheduled

trading day”

means any day on which (a) the value of the Index is published and (b) trading is generally conducted on the
markets on which

the Treasury futures contracts are traded,

in each case as determined by the calculation agent in its sole discretion.
The following events will not be market disruption

events:
●

a limitation on the hours or number

of days of trading

on which any Treasury

futures contract is

traded, but only if the limitation
results from an announced

change in the regular business hours of the relevant market; or
●

a decision to permanently discontinue trading

in futures or options contracts relating to the Index.
For this purpose,

an “absence of trading” on an exchange or market

will not include any time when the relevant exchange or market is
itself closed for trading under

ordinary

circumstances.
In contrast, a suspension or limitation of trading in futures or options contracts related to the Index, if available, in the primary market for
those contracts, by reason of any

of:
●

a price change

exceeding limits set by that market,
●

an imbalance of orders relating to those contracts, or
●

a disparity in bid and ask quotes relating to those contracts, will constitute a suspension or material limitation of trading in futures or options contracts related to the Index in the primary market for those
contracts.
If the calculation agent determines that a market disruption event occurs or is continuing on any valuation date, the valuation date will be the first following scheduled

trading day on

which the calculation agent determines that

a market disruption event does not occur

and is not
continuing. In no

event, however,

will the

valuation date be postponed

by more

than five scheduled trading days. If the calculation agent
determines that a market disruption event occurs

or is continuing on the fifth scheduled trading day, the calculation agent will make an estimate of the closing level for the Index

that would have prevailed on

that fifth scheduled trading day in the absence of the market disruption event.
Payment Upon Redemption
Prior to maturity, holders

may, subject to certain restrictions,

redeem their ETNs on

any early redemption

date during the term of the ETNs,
provided

that they present at least

20,000

ETNs for redemption, or

their broker

or other financial intermediary (such as a

bank or other

financial
institution not required

to register as a broker

-dealer to engage in securities transactions)

bundles their ETNs for redemption

with those of other
investors to reach this minimum. If holders

choose to redeem their ETNs on an early redemption

date, they will receive a cash payment in U.S.
dollars per ETN on such date equal to the closing indicative note value on the related valuation date. The early redemption

feature is intended to
induce arbitrageurs

to counteract any trading

of the ETNs

at a discount to their closing indicative note value, though there can be no assurance that
arbitrageurs will employ the redemption

feature in this manner.
Effective as of August 31,

2017,

an “
early redemption date
” for the ETNs is the second

business day following each valuation date (other
than the final valuation date). The final early redemption

date will

be the second business day following the valuation

date that is immediately prior
to the final valuation date.
In the event that payment upon

redemption

is deferred beyond the original early redemption

date, penalty interest

will not accrue or be
payable with

respect to that deferred

payment.
Early Redemption Procedures
Holders may, subject

to the minimum redemption

amount described above, elect to redeem their ETNs on any early redemption date. To redeem their ETNs, holders must instruct their broker

or other person through

whom holders hold their ETNs to

deliver a notice of redemption to us
via facsimile or e-mail by no

later than 4:00 p.m., New York City time, on the business day prior to the applicable valuation date.

Default Amount on Acceleration
If an Event of Default (as defined below)

occurs and the maturity of the ETNs is

accelerated, we will pay the

default amount in respect of
the principal of the ETNs at maturity. We

describe the default amount below

under “General Terms

of the ETNs—Default

Amount”.
Discontinuance or Modification

of the

Index
If the index sponsor discontinues publication of the Index

and any other person

or entity publishes an index that

the calculation agent
determines is comparable

to the Index and the calculation agent approves such index as a successor index, then the calculation agent will determine the value of the Index on

the applicable valuation date and the amount payable at maturity or upon redemption

by reference to such
successor index.
If the calculation agent determines that the publication of the Index is discontinued

and there is no successor index, or that the closing
value of that Index is not available for

any reason, on the date on which the value of that Index

is required to be determined, the calculation agent
will determine the amount payable by

a computation methodology

that the

calculation agent determines will as closely as reasonably possible replicate that Index.
If the calculation agent determines that the Index

or the method of calculating the Index

has been changed at any time in any respect,
including whether

the change is made by the index sponsor under its existing policies or following a modification of those policies, is due to the publication of a successor index, or is due to any other reaso

n, then the calculation agent will be permitted (but not required)

to make such

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

adjustments to the Index or

method of calculating the Index as it believes are appropriate to ensure that the value

of the Index used to determine
the amount payable on the maturity

date or upon redemption

is equitable.
All determinations and adjustments to be made by the calculation agent may be made in the calculation agent’s sole discretion.
Description of Barclays Inverse US Treasury Composite

Exchange-Traded Notes
Terms

defined within this “Description of Barclays

Inverse US Treasury

Composite Exchange-Traded

Notes” section

are defined only with respect to
this section.
General
The return of the Barclays Inverse

US Treasury Composite Exchange

-Traded

Notes (the “
ETNs
”) is

linked to the performance

of the
Barclays Inverse

US Treasury Futures Composite Index™

(the “
Index
”). The Index employs a strategy that tracks the sum of the returns of
periodically rebalanced

short positions in equal face values of each of the 2-year,

5-year,

10

-year, long

-bond and ultra-long U.S. Treasury futures
contracts (together,

the “
Treasury futures contracts ”). The “ index   components
” are the Treasury

futures contracts and the related calendar
spread contracts. The Index was created by

Barclays

Bank PLC, which is the owner

of the intellectual property

and licensing rights relating to the
Index (the “ index owner
”). The Index is administered and published by Barclays

Index Administration (the “
index sponsor
”), a

distinct

function
within the Investment Bank of Barclays Bank PLC.

The index sponsor has appointed a third-

party index calculation agent (the “
index calculation
agent
”), currently

Bloomberg

Index Services Limited

(formerly

known as Barclays Risk Analytics and Index Solutions Limited), to calculate and maintain the Index. The ETNs are traded on the CBOE BZX Exchange (“ CBOE BZX ”) under the ticker symbol “TAPR.”
Inception, Issuance and Maturity
The ETNs were first sold on July 14,

2014

(the “
inception date
”). The ETNs

were first issued on July 17,

2014

(the “
issue date
”) and will

be
due on July 24,

2024

(the “
maturity   date ”).
Coupon
We will not pay

holders interest during

the term of the ETNs.
Denomination
The ETNs are in denominations of $50. We reserve

the right to initiate a split or reverse split of the ETNs in our sole discretion.
Split or Reverse Split of the ETNs
On any business day we

may elect to initiate a split of the ETNs or a reverse split of the ETNs. Such date shall be deemed to be the
“ announcement date
,” and we will issue

a notice to holders of the relevant ETNs and a press release announcing the split

or reverse split,
specifying the effective date of

the split or reverse split and the split or reverse

split ratio.

If the ETNs undergo

a split,

we will adjust the terms of the ETNs accordingly.

The record

date for the split

will be the 9
th

business day after
the announcement date. Any adjustment of closing indicative note value will be rounded

to 8 decimal places.

The split will become effective at the
opening of trading

of the ETNs

on the business day immediately following

the record

date.
In the case of a reverse split, we reserve the

right to address odd numbers

of ETNs (commonly referred

to as

“partials”) in a commercially
reasonable manner

determined by

us in our sole discretion. The record date for the reverse split will be on the 9 th

business day after the
announcement

date. Any adjustment of closing indicative note value will be rounded to 8 decimal places.

The reverse split will become

effective at
the opening of trading

of the ETNs

on the business day

immediately following the record

date.

In the case of a reverse split, holders who

own a number

of ETNs on the record date which is not evenly divisible

by the split ratio will
receive the same treatment as all other

holders for the maximum number

of ETNs they hold which is

evenly divisible by the split ratio, and we will
have the right to compensate holders

for their remaining or

“partial” ETNs

in a commercially reasonable manner

determined by

us in our sole
discretion. Our current intention is to provide

holders with a cash payment for their partials on the 17
th

business day following the announcement
date in an amount equal to the appropriate

percentage of the closing indicative note value of the reverse split-adjusted ETNs on the 14 th

business
day following the announcement

date.
In the event of a reverse split, the redemption

amount will be adjusted accordingly by the Issuer, in its sole discretion and in a commercially
reasonable manner,

to take into account the reverse split.
Payment at Maturity
If holders hold their ETNs to maturity, they

will receive a cash payment in U.S. dollars per ETN equal to the closing indicative note value on
the final valuation date.

The “
closing

indicative note value
” for each ETN on the inception date was $50. On each subsequent calendar day until maturity or early redemption, the closing indicative note value for

each ETN will equal (1) the closing indicative note value on the immediately preceding calendar
day plus

(2) the daily index performance

amount
plus (3) the daily interest minus

(4) the daily investor fee;
provided
that if

such calculation results
in a negative value, the closing indicative note value

will be $0. If the ETNs undergo

a split

or reverse split, the closing indicative

note value will be
adjusted accordingly.
The “ daily index performance amount
” for each ETN on the initial valuation date and on

any calendar day that is not an index business
day will equal $0. On any other

index business day, the daily index performance

amount for each ETN will

equal (1) (a) the closing indicative note
value on the immediately preceding

index rebalance date (or

for any index business day from the inception date until the first index rebalance date after the inception date, on the inception date) times

(b) the difference of (i) the closing

level of the Index on such index business day
minus

(ii) the

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

closing level of the Index

on the immediately preceding index business day
divided by

(c) the closing level of the

Index on the immediately
preceding

index rebalance date
minus

(2) the index rolling cost on

such index business day.
The “
index rolling

cost
” for each ETN on any calendar day that is not a roll date will equal $0. On any roll date, the index rolling cost for each ETN will equal 0.08% times the closing indicative note value on the immediately preceding index rebalance date. The index rolling cost will
accrue on any roll date throughout

the term of the ETNs

regardless of the performance

of the Index, resulting in a fee rate having a cumulative
effect of approximately

0.32% per

year. Because the net effect of the index rolling

cost is a fixed percentage of the value of each ETN, the aggregate effect of the index rolling

cost will increase or decrease in a manner directly proportional to the value of each ETN

and the amount of ETNs that are
held, as applicable.
An “ index rebalance date
” is any index business day that is either a scheduled

index rebalance date or an additional index rebalance

date,
each as defined under

the Index methodology.
A “ roll date
” is the fourth

to last index business day of each February,

May, August and November.
The “ daily interest
” for each ETN on the initial valuation date was $0. On each subsequent calendar day until maturity or early redemption,
the daily interest for each ETN will equal (1) the closing indicative note value on the immediately preceding

calendar day
times

(2) the T-Bill rate
divided

by (3) 360.
The “ T-Bill rate
” on each calendar day

will equal the most recent weekly investment rate for 28

-day U.S. Treasury bills effective on the
immediately preceding

business day. The weekly investment rate for 28

-day U.S. Treasury bills is generally announced

by the U.S. Treasury on each
Monday; on

any Monday

that is not a

business day, the

rate prevailing on the immediately preceding

business day will apply. The most recent
weekly investment rate

for 28

-day U.S. Treasury bills is currently published by

the U.S. Treasury on

http://www.treasurydirect.gov

and is also
currently available on Bloomberg

under the ticker symbol “USB4WIR.” The T-Bill

rate is expressed as a percentage. Information

contained on the
U.S. Treasury

website is not incorporated

by reference in, and should not be

considered a part of, this section. We make no representation or warranty as to the accuracy

or completeness of information contained on

such website.
The “ daily investor fee
” for each ETN on the initial valuation

date was $0. On each subsequent calendar day until maturity or early redemption, the daily investor fee for

each ETN will equal (1) the closing indicative note value on the immediately preceding calendar day
times
(2) the fee rate divided by

(3) 365.

Because the daily investor fee is

calculated and subtracted from

the closing indicative note value on a daily basis,
the net effect of the daily investor fee

accumulates over time and is subtracted at the rate of

approximately 0.43

%

per year.

Because the net effect
of the daily investor fee is a fixed

percentage of the value of each ETN, the aggregate

effect of the daily investor fee will increase or decrease in a manner directly proportional

to the value of each ETN

and the amount of ETNs that are held, as applicable.
The “ fee rate ” for the ETNs is 0.43%.
An “
index business

day
” is a

day on which the Chicago Board

of Trade (the “
CBOT ”) is open for business other than a day that has been
recommended

by the Securities Industry and Financial Markets

Association as a “market close” in the United States.
A “
business

day
” is a Monday,

Tuesday,

Wednesday,

Thursday or

Friday that is

not a day on which

banking institutions in New York

City
generally are authorized

or obligated by law, regulation

or executive order

to close.
A “ trading day
” for the ETNs is a day

that is an index business day and a business day,

in each case as determined by the calculation agent
in its sole discretion.
A “ valuation date
” is each trading

day from July

14,

2014

to July 17,

2024,

inclusive,

subject to postponement due to the occurre

nce of a
market disruption event, such postponement not to exceed five trading days.

The “ initial valuation date
” for the ETNs is July 14,

2014.
The “ final valuation date
”

for the ETNs is July 17,

2024.
Postponement of Valuation Dates
A valuation date may be postponed

and thus the determination of the Index levels may be postponed if the calculation agent determines that, on the respective date, a market disruption event has

occurred

or is continuing in respect of the Index.
Any of the following will be a “market disruption event”

with respect to the Index:
●

a material limitation, suspension or disruption in the trading of any Index component

which results in a

failure by the trading
facility on which the relevant contract

is traded to report a daily contract reference

price (the price of the relevant contract that is
used as a reference

or benchmark

by market participants);
●

the daily contract reference

price for any index component

is a

“limit price”, which means that the daily contract reference price
for such contract has increased or decreased

from the previous day’s daily contract reference

price by the maximum amount
permitted under

the applicable rules or procedures

of the relevant trading facility;

or
●

failure by the index sponsor

to announce or

publish the closing level of

the Index or of the applicable trading facility or other
price source to announce

or publish the daily contract reference

price or closing level for one or more index components.
“Scheduled

trading day”

means any day on which (a) the value of the Index is published and (b) trading is generally conducted on the
markets on which

the Index components

are traded, in each case as

determined by

the calculation agent in its sole discretion.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

The following event will not be a market disruption

event:
●

a decision by a trading facility to permanently

discontinue trading in any index component.
If the calculation agent determines that a market disruption event occurs or is continuing on any valuation date, the valuation date will be the first following scheduled

trading day on

which the calculation agent determines that

a market disruption event does not occur

and is not
continuing. In no

event, however,

will the

valuation date be postponed

by more

than five scheduled trading days. If the calculation agent
determines that a market disruption event occurs

or is continuing on the fifth scheduled trading day, the calculation agent will make an estimate of the closing level for the Index

that would have prevailed on

that fifth scheduled trading day in the absence of the market disruption event.
Maturity Date
If the maturity date is not a business day,

the maturity date will be the next following business day.

If the final valuation date is postponed,
the maturity date will be the fifth business day following

the final valuation date, as postponed. The calculation agent may postpone the final
valuation date—and therefore

the maturity date—of the ETNs if a market disruption event occurs or is continuing on a day that would otherwise be
the final valuation date or if the level of the Index

is not available or cannot be calculated.
In the event that payment at maturity is

deferred

beyond

the stated

maturity date, penalty

interest will not accrue

or be payable with
respect to that deferred

payment.
Payment Upon Holder

Redemption and Issuer Redemption
Up to the valuation date immediately preceding

the final

valuation date and subject to certain restrictions, holders may elect to redeem
their ETNs on any redemption

date during the term of the ETNs,
provided

that they

present at

least

20,000

of the ETNs

for redemption

or their
broker

or other financial intermediary (such as a bank or other financial institution not required to register as

a broker

-dealer to engage in securities
transactions) bundles their ETNs for redemption

with those of other investors to reach this minimum. We may from time to time, in our sole
discretion, reduce this minimum redemption

amount on a consistent basis

for all holders of the ETNs. If holders

choose to redeem their ETNs, they
will receive a cash payment in U.S. dollars

for each ETN on the applicable redemption

date equal to the

closing indicative note value on

the
applicable valuation date.

Notwithstanding the foregoing,

beginning

after the close

of trading on September

4, 2018,

we have waived the minimum redemption
amount so that holders may exercise their right to

redeem their ETNs on any redemption

date with no minimum amount. Our waiver of the
minimum redemption

amount will be available to any and all holders of the ETNs on such early redemption dates and will

remain in effect

until we
announce

otherwise. We may, at any time and in our

sole discretion, make further modifications to the minimum redemption amount, including,
among others, to reinstate the minimum redemption

amount of 20,000

ETNs for all

redemption

dates after

such further modi

fication. Any such
modification will be applied on a consistent basis for all holders of the ETNs at the time such modification becomes effective.
Prior to maturity, we may redeem

the ETNs (in whole but not in part) at our sole discretion on any business d ay on or after the inception
date until and including maturity. If we

redeem the ETNs, holders will receive a cash payment in U.S. dollars per ETN in an amount equal to the
closing indicative note value on the applicable valuation date.
A “ redemption date
” is:

●

In the case of a holder redemption,

effective as

of August 31, 2017,

the second business day following each valuation date (other than the final valuation date). The final redemption

date will be the second business day following the valuation date that is immediately prior

to the final valuation date.
●

In the case of an issuer redemption, the fifth business day following the valuation date specified by us in the issuer redemption
notice, which will in no event be prior

to the tenth

calendar day follow

ing the date on which we deliver such notice.
In the event that payment upon

redemption

is deferred beyond the original redemption date, penalty interest will not accrue or be payable with respect to that deferred

payment.

Early Redemption Procedures
Holder Redemption

Procedures
Holders may, subject

to the minimum redemption

amount described above, elect to redeem their ETNs on any redemption date. To redeem
their ETNs, holders must instruct their broker

or other person

through whom holders hold their ETNs to deliver a notice

of redemption to us via
facsimile or email by no later than 4:00

p.m., New York City time, on the business day prior

to the applicable valuation date.

Issuer Redemption Procedures
We have

the right to redeem or “call” the ETNs (in whole but not in

part) at our sole discretion without holders’ consent on any business day on or after inception date until and including

maturity. If we elect to redeem

the ETNs,

we will deliver written notice of

such election to redeem
to the holders of such ETNs not less than ten calendar days prior to the redemption date on which we intend to redeem the ETNs. In this scenario, the final valuation date will be the date specified by us

as such in such notice (subject to postponement in the event of a market disruption event), and the ETNs will be redeemed

on the fifth business day following such valuation date, but in no event prior to the tenth

calendar day following

the
date on which we deliver such notice.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

Default Amount on Acceleration
If an Event of Default (as defined below)

occurs and the maturity of the ETNs is

accelerated, the amount declared

due and payable

upon
any acceleration of the ETNs will be determined

by the calculation agent and will equal, for each ETN, the closing indicative note value on the date of acceleration.
Discontinuance or Modification

of the

Index
If the index sponsor discontinues publication of the Index

and Barclays Bank PLC or any

other person or

entity publishes

an index that the
calculation agent determines is comparable

to

the Index and the calculation agent approves such index as a successor index, then the calculation agent will determine the value of the Index on the applicable valuation date and the amount payable at maturity or upon

early redemption by
reference

to such successor index.
If the calculation agent determines that the publication of the Index is discontinued

and there is no successor index, or that the closing level
of that Index is not available for

any reason, on the date on which the value of that Index is required to be determined, the calculation agent will
determine the amount payable

by a computation methodology

that the

calculation agent determines will as closely as reasonably possible replicate that Index.
If the calculation agent determines that the Index

or the method of calculating the Index has been changed at any time in any respect, including whether

the change is made by the index sponsor under its existing policies or following a modification of those policies, is due to the publication of a successor index, or is due to any other reason, then the calculation agent will be permitted

(but not required)

to make such
adjustments to the Index or

method of calculating the Index as it believes are appropriate to ensure that the value

of the Index used to determine
the amount payable on the maturity

date or upon early redemption

is equitable.
All determinations and adjustments to be made by the calculation agent may be made in the calculation agent’s sole discretion.
Description of iPath
®

Pure Beta Broad Commodity Exchange-Traded Notes
Terms

defined within this “Description of iPath
®

Pure Beta Broad

Commodity Exchange-Traded

Notes”

section are defined only with respect to this
section.
General
The return of the iPath
®

Pure Beta Broad

Commodity Exchange

-Traded Notes (the “
ETNs
”) is

linked to the performance

of the Barclays
Commodity Index

Pure Beta TR (the “
Index ”). The Index is designed to give investors exposure to total returns of the commodities included in the
Barclays Commodity Index

Total Return (the “
Reference Index
”), while mitigating the effects of certain

distortions in the commodity markets on
such returns through

the application of the Barclays Pure Beta Series 2 Methodology.

The Index is comprised of a basket of exchange-traded
futures contracts for the same commodities that are included in the Reference

Index, as adjusted from time to time. However,

unlike the Reference
Index, which rolls its exposure to the futures contracts on

a monthly basis in accordance

with a pre-determined roll schedule, the Index may

roll
into one of a number

of futures contracts with varying expiration dates, as selected using the Barclays Pure

Beta Series 2 Methodology.

The Index
and the Reference Index

were created by

Barclays Bank PLC, which is the owner of the intellectual property and licensing rights relating to the

Index
and Reference

Index. The Index

and Reference

Index are administered, calculated and published by Barclays Index

Administration (the “
Index
Sponsor
”), a

distinct function within the Investment Bank of Barclays Bank PLC. The ETNs are traded on The NYSE Arca exchange

under the ticker
symbol “BCM.”
Coupon
We will not pay

holders interest during

the term of the ETNs.
Denomination
The ETNs are in denominations of $50.
Payment at Maturity
If holders or we have not previously

redeemed

the ETNs,

holders will receive a cash payment in U.S. dollars at maturity per ETN in an amount equal to the applicable closing indicative value on the final valuation date for their ETNs.
Inception, Issuance and Maturity
The ETNs were first sold on April 20,

2011

(the “
inception date
”). The ETNs

was first issued on April 26, 2011

(the “
issue date ”) ,

and will
be due on April 18,

2041

(the “
maturity date ”).
If the maturity date is not a business day,

the maturity date will be the next following business day.

If the fifth business day before

this day
does not qualify as a valuation date, then the maturity date will be the fifth business day following the final valuation date. The calculation agent
may postpone the final valuation date — and therefore

the maturity date — if a market disruption event occurs or

is continuing on a day that
would otherwise be the final valuation date. We

describe market disruption events under

“—

Market Disruption Event” below.

In the event that payment at maturity is

deferred

beyond

the stated

maturity date, penalty

interest will not accrue

or be payable with
respect to that deferred

payment.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

Payment Upon Holder

Redemption and Upon Issuer Redemption
Prior to maturity, holders

may, subject to certain restrictions,

choose to redeem their ETNs on any redemption

date during the term of the
ETNs, provided

that they present at least

50,000

ETNs for redemption, or

their broker

or other financial intermediary (such as a

bank or other
financial institution not required

to register as a broker

-dealer to engage in securities transactions)

bundles their ETNs for redemption

with those of
other investors to reach

this minimum. If holders redeem their ETNs on a particular redemption date, they will receive a

cash payment

in U.S. dollars
per ETN on that date in an amount equal to the applicable closing indicative value on the applicable valuation date. Holders must redeem

at least
50,000

ETNs at

one time in order

to exercise their right to redeem their ETNs on any redemption date. We may from time to time in our sole
discretion reduce, in part or in whole, the

minimum redemption

amount of 50,000 ETNs. Any such reduction

will be applied on a

consistent basis
for all holders of ETNs at the time the reductio

n

becomes effective.

Prior to maturity, we may redeem

the ETNs (in whole but not in part) at our sole discretion on any business day on or after the inception
date until and including maturity. If we

redeem the ETNs, holders will receive a cash payment in U.S. dollars per ETN in an amount equal to the
applicable closing indicative value on

the applicable valuation date.
In the event that payment upon

early redemption is deferred

beyond

the original redemption date, penalty interest

will not accrue or be
payable with respect to that deferred

payment.
The “
closing

indicative value
” per ETN for the ETNs on any given calendar day will be calculated in the following manner:

The closing
indicative value on the inception date was $50. On each subsequent calendar day until maturity or early redemption,

the closing indicative value per
ETN will equal (1) the closing indicative value on

the immediately preceding

calendar day
times

(2) the daily index factor on such calendar day (or,
if such day is not an index business day,

one)
minus

(3) the investor fee on

such calendar day
minus

(4) the applicable futures execution cost on
such calendar day.
The “ daily index factor
” for

the ETNs on any index business day will equal (1) the closing level of the Index on such index business day
divided by

(2) the closing level of the underlying Index

on the immediately preceding index business day.
The “ investor fee
” per

ETN is calculated in the following manner:
The investor fee per

ETN on the inception date was zero. On each subsequent calendar day until and including August

31, 2016,

the
investor fee per

ETN was equal to (1) 0.75%
times

(2) the applicable closing indicative value on the immediately preceding calendar day
times
(3) the applicable daily index factor on that day (or,

if such day is not an index business day,

one)
divided by

(4) 365. For

the period beginning on,
but excluding, August 31,

2016

and ending on, and including, the redemption

date or the maturity date,

the investor fee per ETN on any calendar
day will be equal to (1)

0.60%
times

(2) the applicable closing indicative value on the immediately preceding calendar day
times

(3) the applicable
daily index factor on that day (or,

if

such day is not an index business day,

one)
divided by

(4) 365. Because the investor fee is calculated and
subtracted from the closing indicative value on a daily basis,

the net effect of the fee accumulates over

time and is subtracted at the rate of 0.75%
per year for the period

from the inception date to, and including, August 31,

2016

or 0.60% per year for the period beginning after August 31,
2016.

Because the net effect of the investor fee is a fixed percentage of the value of each ETN, the aggregate effect of the investor fee will increase or decrease in a manner directly proportional

to the value of each ETN

and the amount of ETNs that are held, as applicable.
The “ futures execution cost
” is designed to approximate

the estimated costs of maintaining a rolling position in the futures contracts underlying

the Index. The futures execution cost per ETN on any given calendar day will be calculated

in the following manner:

The futures
execution cost for

the ETNs on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption of the ETNs,
the futures execution cost for each ETN will be equal to (1)

0.10%
times

(2) the applicable closing indicative value on the immediately preceding calendar day time
s (3) the daily index factor on such calendar day (or,

if such day is not an index business day, one)
divided by

(4) 365.

The net
effect of the futures execution

cost accumulates over time and is subtracted at the rate of 0.10%

per year.

Because the net effect of the futures
execution cost is a fixed percentage

of the value of each ETN, the aggregate effect of the futures execution cost will increase or decrease in a
manner directly proportional

to the value of each ETN

and the amount of ETNs that are held, as applicable.
An “
index business

day
” for the Index is a day on which the Index is calculated, as determined by the NYSE Euronext Holiday

& Hours
schedule, as published on http://www.nyse.com/about/newsevents/1176373643795.html or any successor website thereto.

A “ valuation date
” is each business day

from April 20,

2011

to April 15, 2041,

inclusive (subject to the

occurrence

of a market disruption
event), or, if such date

is not a trading day, the

next succeeding trading day,

not to exceed five trading days. We

refer to April 15,

2041

as the

“
final
valuation date ”.
Redemption Date for Holder Redemption
In the case of holder redemption,

a redemption date is the third business day following a valuation date (other than the final valuation date). The final redemption

date will

be the third business day

following the valuation date that is immediately prior

to the final

valuation date.

Redemption Date for Issuer Redemption
In the case of issuer redemption, a redemption

date is

the date specified by us in the issuer redemption

notice, which will

in no event be
prior to the tenth calendar day following

the date on which we deliver such notice.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

Trading Day
A trading day is a day on which (i) the

value of the Index to which the ETNs are linked is published by the Index Sponsor,

(ii) trading is
generally conducted

on NYSE Arca and (iii) trading is generally conduc

ted on the markets on which the futures contracts underlying the Index are traded, in each case as determined by

the calculation agent in its sole discretion.
Early Holder Redemption Procedures
Holders may, subject

to the minimum redemption

amount described

above, elect

to redeem their ETNs on any redemption

date. To redeem
their ETNs, holders must instruct their broker

or other person

with whom they hold their ETNs to deliver a notice

of holder redemption

to us via
facsimile or email by no later than 4:00

p.m., New York City time, on the business day prior

to the applicable valuation date.

If holders elect to redeem their ETNs on a redemption

date that

is later in time than the redemption

date resulting from our subsequent
election to exercise our issuer redemption

right, their election to redeem their ETNs will be deemed to be ineffective, and their ETNs will instead be redeemed

on the redemption

date pursuant to such issuer redemption.
Issuer Redemption Procedures
We have

the right to redeem or “call” the ETNs (in whole but not in

part) at our sole discretion without holders’ consent on any business day on or after inception date until and including

maturity. If we elect to redeem

the ETNs,

we will deliver written notice of

such election to redeem
to the holders of such ETNs not less than ten calendar days prior to the redemption date specified by us in such notice. In this scenario, the final valuation date will be deemed to be the fifth trading day prior to the redemption date (subject to postponement in the event of a market disruption event), and the ETNs will be redeemed

on the date specified by us in the issuer redemption

notice, but in no event prior to the tenth calendar day
following the date on which

we deliver such notice.
Market Disruption Event
As set forth under

“—

Payment at Maturity” and “—

Payment Upon

Holder Redemption

and Upon Issuer Redemption” above, the
calculation agent will determine the value of the Index

on each valuation date, including the final valuation date. As described abov

e, a

valuation
date may be postponed

and thus the determination of the value of the Index may be postponed if the

calculation agent determines that, on a
valuation date, a market disruption event has occurred

or is continuing in respect of any index compon

ent. If such a

postponement occurs,

the
value of the index components

unaffected by the market disruption

event shall be determined on the scheduled valuation date, and the value of the affected index component

shall be determined using the closing value of

the affected index component

on the first

trading day after that day on
which no market disruption

event occurs or is continuing. In no event, however,

will a

valuation date be postponed

by more

than five trading days.

If a valuation date is postponed

until the fifth trading day following the scheduled valuation date but a market disruption event occurs or is
continuing on

such day, that day will nevertheless be the valuation

date and the calculation agent will make a good

faith estimate in its sole
discretion of the value of the Index

for such day.

Any of the following will be a “market disruption event”
:

●

a material limitation, suspension or disruption in the trading of any index component which results in a failure by the trading
facility on which the relevant contract

is traded to report a daily contract reference

price (the price of the relevant contract that is
used as a reference

or benchmark

by market participants);

●

the daily contract reference

price for any index component

is a

“
limit price
”, which means that the daily contract reference

price
for such contract has increased or decreased

from the previous day’s daily contract reference

price by the maximum amount
permitted under

the applicable rules or procedures

of the relevant trading facility;

●

failure of the applicable trading facility or

other price source

to announce or publish the daily contract reference

price for an
index component;

or

●

any other event, if the calculation agent determines in its sole discretion that the event materially interferes with our

ability or the
ability of any of our

affiliates to unwind all or a material portion of a hedge with respect to the ETNs that we or our affiliates have
effected or may

effect.
The following events will not be market disruption

events:

●

a limitation on the hours or numbers

of days of trading on a trading facility on which any index component is traded, but only if
the limitation results from an announced

change in the regular business hours of the relevant market; or

●

a decision by a trading facility to permanently

discontinue trading in any index component.
Default Amount on Acceleration
If an Event of Default (as defined below)

occurs and the maturity of the ETNs is

accelerated, we will pay the

default amount in respect of
the principal of the ETNs at maturity. We

describe the default amount below

under “General Terms

of the ETNs—Default

Amount”.

Discontinuance or Modification

of the

Index
If the Index Spon

sor discontinues publication of the Index and it or any other person or entity publishes

an index that the

calculation agent
determines is comparable

to the discontinued Index and approves

as a

successor index, then the calculation agent will determine the value of the
Index on the applicable valuation date and the amount payable at maturity or upon

early redemption by

reference to such successor index.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

If the calculation agent determines that the publication of the Index is discontinued

and that there is no successor index, or that the closing
level of the Index

is not available because of a market disruption event or for any other reason, on the date on which the value of the Index is
required

to be determined, or if for any other reason

the Index is not available

to us or the calculation agent on the relevant date, the calculation agent will determine the amount payable by

a computation methodology

that the

calculation agent determines will as closely as reasonably
possible replicate the Index.

If the calculation agent determines that the Index, the index components of the Index or the method of calculating the Index has been changed at any time in any respect—including

any addition, deletion or substitution and any reweighting

or rebalancing

of index components,

and
whether the change is made by the Index

Sponsor under

its

existing policies

or following a modification of those policies, is due to the publication of a successor index, is due to events affecting one

or more

of the index components, or is due

to any other reason—then the calculation agent will
be permitted (but not required)

to make such adjustments

to the Index or

method of calculating the Index as it believes

are appropriate

to ensure
that the value of the Index used to determine the amount payable on the maturity date or upon

redemption

is equitable.

All determinations and adjustments to be made by the calculation agent with respect to the value of the Index and the amount

payable at
maturity or upon early redemption

or otherwise relating to the

value of the Index may

be made in the calculation agent’s sole discretion.
Business

Day
When we refer to a business day,

we mean a Monday,

Tuesday,

Wednesday,

Thursday or

Friday that is not a day on which banking
institutions in London or

New York

City generally are authorized or obligated by

law, regulation or executive

order to close.
When we refer to an index business day with respect to

the ETNs, we mean a day on which (1)

it is

a business day in New York

and (2) the
CBOE is open.
Description of iPath
®

Pure Beta Crude Oil Exchange-Traded Notes
Terms

defined within this “Description of iPath
®

Pure Beta Crude Oil Exchange-Traded

Notes” section

are defined only with respect to this section.
General
The return of the iPath
®

Pure Beta Crude Oil Exchange

-Traded

Notes (the “
ETNs
”) is

linked to the performance

of the Barclays WTI Crude
Oil Pure Beta TR (the “ Index
”). The Index is designed to give investors exposure

to total returns of the commodities included in the Barclays Single
Commodity Total Return

Index (the “
Reference Index
”), while mitigating the effects of certain distortions in the commodity markets on such
returns through

the application of the Barclays Pure Beta Series 2 Methodology.

The Index is comprised of exchang

e-traded futures contracts for
WTI crude oil that are included in the Reference Index,

as adjusted from time to time. However,

unlike the Reference Index, which

rolls its exposure
to the futures contracts on a monthly

basis in accordance with a pre-

determined roll schedule, the Index may roll into one of a number of futures
contracts with varying

expiration dates, as selected using the Barclays Pure Beta Series 2 Methodology.

The Index and the Reference

Index were
created by Barclays Bank

PLC, which is the owner

of the intellectual property and licensing rights relating to the Index and Reference

Index. The
Index and Reference

Index are administered, calculated and published by

Barclays Index Administration

(the “
Index Sponsor
”), a

distinct

function
within the Investment Bank of Barclays Bank PLC.

The ETNs are traded on

the NYSE Arca exchange under

the ticker symbol “OLEM.”
Coupon
We will not pay

holders interest during

the term of the ETNs.
Denomination
The ETNs are in denominations of $50.
Payment at Maturity
If holders or we have not previously

redeemed

the ETNs,

holders will receive a cash payment in U.S. dollars at maturity per ETN in an amount equal to the applicable closing indicative value on the final valuation date for their ETNs.
Inception, Issuance and Maturity
The ETNs were first sold on April 20,

2011

(the “
inception date
”). The ETNs

was first issued on

April 26, 2011

(the “
issue date ”) ,

and will
be due on April 18,

2041

(the “
maturity date ”).
If the maturity date is not a business day,

the maturity date will be the next following business day.

If the fifth business day before

this day
does not qualify as a valuation date, then the maturity date will be the fifth business day following the final valuation date. The calculation agent
may postpone the final valuation date — and therefore

the maturity date — if a market disruption event occurs or

is continuing on a day that
would otherwise be the final valuation date. We

describe market disruption events under

“—

Market Disruption Event” below.

In the event that payment at maturity is

deferred

beyond

the stated

maturity date, penalty

interest will not accrue

or be payable with
respect to that deferred

payment.
Payment Upon Holder

Redemption and Upon Issuer Redemption
Prior to maturity, holders

may, subject to certain restrictions,

choose to redeem their ETNs on any redemption

date during the term of the
ETNs, provided

that they present at least

50,000

ETNs for redemption, or

their broker

or other financial intermediary (such as a

bank or other
financial institution not required

to register as a broker

-dealer) to engage in securities transactions) bundles their ETNs for redemption

with those

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

of other investors to reach

this minimum. If holders redeem their ETNs on a particular redemption date, they will receive a

cash payment

in U.S.
dollars per ETN on that date in an amount equal to the applicable closing indicative value on the applicable valuation date. Holders must redeem at
least 50,000

ETNs at

one time in order

to exercise their right to redeem their ETNs on any redemption date. We may from time to time in our sole
discretion reduce, in part or in whole, the

minimum redemption

amount of 50,000 ETNs. Any such reduction

will be applied on a

consistent basis
for all holders of ETNs at the time the reduct

ion becomes effective.

Prior to maturity, we may redeem

the ETNs (in whole but not in part) at our sole discretion on any business day on or after the inception
date until and including maturity. If we

redeem the ETNs, holders will receive a cash payment in U.S. dollars per ETN in an amount equal to the
applicable closing indicative value on

the applicable valuation date.
In the event that payment upon

early redemption is deferred

beyond

the original redemption date, penalty interest

will not accrue or be
payable with

respect to that deferred

payment.
The “
closing

indicative value
” per ETN for the ETNs on any given calendar day will be calculated in the following manner:

The closing
indicative value on the inception date was $50. On each subsequent calendar day until maturity or early redemption,

the closing indicative value per
ETN will equal (1) the closing indicative value on

the immediately preceding

calendar day
times

(2) the daily index factor on such calendar day (or,
if such day is not an index business day,

one)
minus

(3) the investor fee on

such calendar day
minus

(4) the applicable futures execution cost on
such calendar day.
The “ daily index factor
” for

the ETNs on any index business day will equal (1) the closing level of the Index on such index business day
divided by

(2) the closing level of the underlying Index

on the immediately preceding index business day.
The “ investor fee
” per

ETN on the inception date was zero. On each subsequent calendar day until maturity or early redemption of the
relevant series of ETNs, the investor fee

per ETN for each series of ETNs was equal to (1)

0.75%
times

(2) the applicable closing indicative value on
the immediately preceding

calendar day
times

(3) the applicable daily index factor on that day (or,

if such day is not an index business day, one)
divided by

(4) 365.

Because the investor fee is

calculated and subtracted from

the closing indicative value on a daily basis, the net

effect of

the fee
accumulates over

time and is subtracted at the rate of 0.75% per year,

which we refer to as the “
investor fee rate
”. Because

the net effect of the
investor fee is a fixed percentage

of the value of each ETN, the aggregate effect of the investor fee will increase or decrease in a manner directly
proportional

to the value of each ETN

and the amount of ETNs that are held, as applicable.
The “ futures execution cost
” is designed to approximate

the estimated costs of maintaining a rolling position in the futures contracts underlying

the Index. The futures execution cost per ETN on any given calendar day will be calculated

in the following manner:

The futures
execution cost for

the ETNs on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption of the ETNs,
the futures execution cost for each ETN will be equal to (1)

0.10%
times

(2) the applicable closing indicative value on the immediately preceding calendar day time
s (3) the daily index factor on such calendar day (or,

if such day is not an index business day, one)
divided by

(4) 365.

The net
effect of the futures execution

cost accumulates over time and is subtracted at the rate of 0.10%

per year.

Because the net effect of the futures
execution cost is a fixed percentage

of the value of each ETN, the aggregate effect of the futures execution cost will increase or decrease in a
manner directly proportional

to the value of each ETN

and the amount of ETNs that are held, as applicable.
An “
index busines

s

day
” for the Index is a day on which the Index is calculated, as determined by the NYSE Euronext Holiday

& Hours
schedule, as published on http://www.nyse.com/about/newsevents/1176373643795.html or any successor website thereto.

A “ valuation date
” is each business day

from

April 20, 2011

to

April 15, 2041,

inclusive (subject to the

occurrence

of a market disruption
event), or, if such date

is not a trading day, the

next succeeding trading day,

not to exceed five trading days. We

refer to April 15,

2041

as the

“
final
valuation date ”.
Redemption Date for Holder Redemption
In the case of holder redemption,

a redemption date is the third business day following a valuation date (other than the final valuation date). The final redemption date will be the third business day following the valuation date that is immediately prior

to the final valuation date.
Redemption Date for Issuer Redemption
In the case of issuer redemption, a redemption

date is

the date specified by us in the issuer redemption

notice, which will

in no event be
prior to the tenth calendar day following

the date on which we deliver such notice.
Trading Day
A trading day is a day on which (i) the

value of the Index to which the ETNs are linked is published by the Index Sponsor,

(ii) trading is
generally conducted

on NYSE Arca and (iii) trading is generally conducted

on the markets on which the futures contracts underlying the Index are
traded, in each case as determined by

the calculation agent in its sole discretion.
Early Holder Redemption Procedu

res
Holders may, subject

to the minimum redemption

amount described above, elect to redeem their ETNs on any redemption date. To redeem
their ETNs, holders must instruct their broker

or other person

with whom they hold their ETNs to deliver a notice

of holder redemption

to us via
facsimile or email by no later than 4:00

p.m., New York City time, on the business day prior

to the applicable valuation date.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

If holders elect to redeem their ETNs on a redemption

date that

is later in time than the redemption

date resulting from our subsequent
election to exercise our issuer redemption

right, their election to redeem their ETNs will be deemed to be ineffective, and their ETNs will instead be redeemed

on the redemption

date pursuant to such issuer redemption.
Issuer

Redemption Procedures
We have

the right to redeem or “call” the ETNs (in whole but not in

part) at our sole discretion without holders’ consent on any business day on or after inception date until and including

maturity. If we elect to redeem

the ETNs,

we

will deliver written notice of such election to redeem
to the holders of such ETNs not less than ten calendar days prior to the redemption date specified by us in such notice. In this scenario, the final valuation date will be deemed to be the fifth trading day prior to the redemption date (subject to postponement in the event of a market disruption event), and the ETNs will be redeemed

on the date specified by us in the issuer redemption

notice, but in no event prior to the tenth calendar day
following the date on which

we deliver such notice.
Market Disruption Event
As set forth under

“—

Payment at Maturity” and “—

Payment Upon

Holder Redemption

and Upon Issuer Redemption” above, the
calculation agent will determine the value of the Index

on each valuation date, including the final valuation date. As described above,

a valuation
date may be postponed

and thus the determination of the value of the Index may be postponed if the

calculation agent determines that, on a
valuation date, a market disruption event has occurred

or is continuing in respect of any index component. If such a postponement occurs, the
value of the index components

unaffected by the market disruption

event shall be determined on the scheduled valuation date, and the value of the affected index component

shall be determined using the closing value of

the affected index component

on the first

trading day after that day on
which no market disruption

event occurs or is continuing. In no event, however,

will a

valuation date be postponed

by more

than five trading days.

If a valuation date is postponed

until the fifth trading day following the scheduled valuation date but a market disruption event occurs or is
continuing on

such day, that day will nevertheless be the valuation

date and the calculation agent will make a good

faith estimate in its sole
discretion of the value of the Index

for such day.

Any of the following will be a “market disruption event”
:

●

a material limitation, suspension or disruption in the trading of any index component

which results in a failure by the trading
facility on which the relevant contract

is traded to report a daily contract reference

price (the price of the relevant contract that is
used as a reference

or benchmark

by market participants);

●

the daily contract reference

price for any index component

is a

“
limit price
”, which means that the daily contract reference

price
for such contract has increased or decreased

from the previous day’s daily contract reference

price by the maximum amount
permitted under

the applicable rules or procedures

of the relevant trading facility;

●

failure of the applicable trading facility or

other price source

to announce or publish the daily contract reference

price for an
index component;

or

●

any other event, if the calculation agent determines in its sole discretion that the event materially interferes with our

ability or the
ability of any of our

affiliates to unwind all or a material portion of a hedge with respect to the ETNs that we or our affiliates have
effected or

may effect.

The following events will not be market disruption

events:

●

a limitation on the hours or numbers

of days of trading on a trading facility on which any index component is traded, but only if
the limitation results from an announced

change in the regular business hours of the relevant market; or

●

a decision by a trading facility to permanently

discontinue trading in any index component.
Default Amount on Acceleration
If an Event of Default (as defined below)

occurs and the maturity of the ETNs is

accelerated, we will pay the

default amount in respect of
the principal of the ETNs at maturity. We

describe the default amount below

under “General Terms

of the ETNs—Default

Amount”.

Discontinuance or Modification

of the

Index
If the Index Sponsor

discontinues publication of the Index and it or any other person or entity publishes

an index that the

calculation agent
determines is comparable

to the discontinued Index and approves

as a

successor index, then the calculation agent will determine the value of the
Index on the applicable valuation date and the amount payable at maturity or upon

early redemption by

reference to such successor index.

If the calculation agent determines that the publication of the Index is discontinued

and that there is no successor index, or that the closing
level of the Index

is not available because

of a market disruption event or

for any other reason,

on the date on which the value of the Index is
required

to be determined, or if for any other reason

the Index is not available

to us or the calculation agent on the relevant date, the calculation agent will determine the amount payable by

a computation methodology

that the

calculation agent determines will as closely as reasonably
possible replicate the Index.

If the calculation agent determines that the Index, the index components of the Index or the method of calculating the Index has been changed at any time in any respect—including

any addition, deletion or substitution and any reweighting

or rebalancing

of index components,

and
whether the change is made by the Index

Sponsor under

its

existing policies

or following a modification of those policies, is due to the publication of a successor index, is due to events affecting one

or more

of the index components, or is due to any other reason—then the calculation agent will

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

be permitted (but not requir

ed) to make such adjustments

to the Index or

method of calculating the Index as it believes

are appropriate

to ensure
that the value of the Index used to determine the amount payable on the maturity date or upon

redemption

is equitable.

All determinations and adjustments to be made by the calculation agent with respect to the value of the Index and the amount

payable at
maturity or upon early redemption

or otherwise relating to the

value of the Index may

be made in the calculation agent’s sole discretion.
Business

Day
When we refer to a business day,

we mean a Monday,

Tuesday,

Wednesday,

Thursday or

Friday that is not a day on which banking
institutions in London or

New York

City generally are authorized or obligated by

law, regulation or executive

order to close.
When we refer to an index business day with respect to

the ETNs, we mean a day on which (1)

it is

a business day in New York

and (2) the
CBOE is open.
Description of iPath
®

S&P 500 Dynamic VIX

Exchange-Traded Notes
Terms

defined within this “Description of iPath
®

S&P 500 Dynamic VIX Exchange-

Traded

Notes”

section are defined only with respect to this section.
General
The return of the iPath
®

S&P 500 Dynamic VIX

Exchange

-Traded

Notes (the “
ETNs
”) is

linked to the performance

of the S&P 500
®

Dynamic
VIX Futures™ Total Return

Index (the “
Index
”). The Index seeks to provide investors with exposure

to forward

implied volatility by reflecting the
outcomes of holding long

and at times long and short positions in

futures contracts on

the CBOE Volatility Index
®

(the “
VIX Index ”). The “ VXV
Index
” is calculated in a manner

similar to

the VIX Index,

except that it is designed to be a measure of 93-day

implied volatility of the S&P Options
(as defined below)

rather than 30

-day implied volatility. The Index aims to react positively to overall increases in market volatility by allocating
dynamically between two components: a short-term volatility component and a mid-term volatility

component. The Index

monitors the slope, or
“steepness”, of

the implied volatility curve on a daily basis in order

to gauge market expectations regarding

future volatility and determines
allocations in futures contracts on the VIX Index

according

to the slope of

the implied volatility curve.

The short-term volatility component

of the
Index is represented by

the S&P 500
®

VIX Short-Term

Futures™ Index Excess Return (the “
Short-Term VIX

Index
”). The mid-term volatility
component

of the Index is represented by the S&P 500
®

VIX Mid-Term

Futures™ Index Excess Return (the “
Mid-Term VIX

Index
”). The Short-
Term VIX

Index seeks to model the excess return from

a daily rolling long position in the first

and second month VIX

Index futures contracts, and
the Mid-Term VIX

Index seeks to model the excess return from

a daily rolling long position in the

fourth, fifth, sixth and seventh month VIX Index
futures contracts. We refer

herein to (i) the Short-

Term

VIX Index and

(ii) the Mid-Term VIX Index collectively as the

“
Constituent Indices .” The
Index is calculated, maintained and published by

S&P Dow Jones Indices LLC (“
S&P Dow Jones Indices ” or the “ index sponsor
”). The ETNs

are
traded on the CBOE BZX Exchange (“ CBOE BZX ”) under the ticker symbol “XVZ.”
Inception, Issuance and Maturity
The ETNs were first sold on August 17,

2011

(the “
inception date
”). The ETNs

were first issued on August 22,

2011

(the “
issue date ”), and
are due on August 18,

2021

(the “
maturity date ”).
Coupon
We will not pay

holders interest during

the term of the ETNs.
Denomination
The ETNs are in denominations of $50.00.

We reserve the right to initiate a split or reverse

split

of the ETNs in our sole discretion.
Split or Reverse Split of the ETNs
On any business day we

may elect to initiate a split of the ETNs or a reverse split of the ETNs. Such date shall be deemed to be the
“ announcement date
”,

and we will issue a notice to holders of the relevant ETNs and press release announcing

the split

or reverse split, specifying
the effective

date of the split or reverse split and the split or reverse

split

ratio.

If the ETNs undergo

a split,

we will adjust the terms of the ETNs accordingly.

The record

date for the split

will be the 9
th

business day after
the announcement date. Any adjustment of closing indicative value will be rounded

to 8 decimal places.

The split will become effective at the
opening of trading

of the ETNs

on the business day immediately following

the record

date.
In the case of a reverse split, we reserve the

right to address odd numbers

of ETNs (commonly referred

to as

“partials”) in a commercially
reasonable manner

determined by

us in our sole discretion. The record date for the reverse split will be on the 9 th

business day after the
announcement

date. Any adjustment of closing indicative value will be rounded to 8 decimal places.

The reverse split will become

effective at the
opening of trading

of the ETNs

on the business day immediately following

the record

date.

In the case of a reverse split of a series of ETNs, holders who own a number

of ETNs on the record date which is not evenly divisible

by the
split ratio will receive the same treatment

as all other holders for

the maximum number

of ETNs they hold which is

evenly divisible by the split ratio,
and we will have the right to compensate holders

for their remaining or

“partial” ETNs

in a commercially reasonable m

anner determined

by us in
our sole discretion. Our current intention is to provide

holders with a cash payment for their partials on the 17
th

business day following the
announcement

date in an amount equal to the

appropriate

percentage of the closing indicative value of the reverse split-adjusted ETNs on the 14 th

business day following the announcement

date.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

In the event of a reverse split, the redemption

amount will be adjusted accordingly by the Issuer, in its sole discretion and in a commercially
reasonable manner,

to take into account the reverse split.
Payment at Maturity
If holders hold their ETNs to maturity, they

will receive a cash payment in U.S. dollars per ETN equal to the closing indicative value on the
applicable final valuation date.
The “
closing

indicative value
” for the ETNs

on any given calendar

day will be calculated in the following manner.

The closing indicative
value on the initial valuation date was $50.00.

On each subsequent calendar day until maturity or early redemption, the closing indicative value for each ETN will equal (1) the closing indicative value on

the immediately preceding

calendar day
times

(2) the daily index factor on such calendar day
(or,

if such day is not an index business day, one)
minus

(3) the investor fee on such calendar day.
If the ETNs undergo

any splits

or reverse splits, the closing

indicative value will similarly be adjusted accordingly.

The “ daily index factor
” on

any index business day will equal (1) the closing level of the Index on such index business day
divided by
(2) the closing level of the Index

on the immediately preceding index business day.
The “ investor fee
” for

each ETN on the initial valuation date was zero. On each subsequent calendar day until maturity or early redemption,
the investor fee for each ETN will be equal to (1)

0.95%
times

(2) the closing indicative value on the immediately preceding calendar day
times
(3) the daily index factor on that day (or,

if such day is not an index business day, one)
divided by

(4) 365.

Because the investor fee is

calculated and
subtracted from the closing indicative value on a daily basis,

the net effect of the fee accumulates over

time and is subtracted at the rate of 0.95%
per year,

which we refer to as the “
investor fee rate
”.

Because the net effect of the investor

fee is a fixed percentage

of the value of each ETN, the
aggregate effect of the investor

fee will increase or decrease in a manner directly propo

rtional to the value of

each ETN and the amount of ETNs
that are held, as applicable.
An “
index business

day
” is any day on which (1) it is a business day in New York

City and (2) the CBOE is open.

A “ valuation date
” is each business day

from August 17,

2011

to August 11, 2021

inclusive (subject to the

occurrence

of a market
disruption event) or,

if such date is not a trading day,

the next succeeding trading day,

not to exceed five business days. In

that event, the valuation
date will be the first following trading day

on which the calculation agent determines that a market disruption event does not occur and is not
continuing. In no

event, however,

will any valuation date be postponed by more

than five business

days. We refer

to August 17,

2011

as the

“
initial
valuation date
” and August 11,

2021

as the

“
final valuation date ”.
A “ trading day
” is a day on which

(1) it is a business day in New York

City, (2) trading

is generally conducted on the CBOE BZX and (3)
trading is generally conducted

on the CBOE,

in each case as determined by the calculation agent in its sole discretion.

Maturity Date
If the maturity date stated is not a business day,

the maturity date will be the next following business day.

If the fifth business day before
this day does not qualify as a valuation date, then the maturity date will be the fifth business day following the final valuation date. The calculation agent may postpone the final valuation date — and therefore

the maturity date — if a market disruption event occurs or

is continuing on a day that
would otherwise be the final valuation date.
In the event that payment at maturity is

deferred

beyond

the stated

maturity date, penalty

interest will not accrue

or be payable with
respect to that deferred

payment.
A “
business

day
” means a Monday, Tuesday,

Wednesday,

Thursday or

Friday that is neither a day on which banking institutions in New
York

City or London,

as applicable,

generally are authorized

or obligated by law, regulation,

or executive order

to close.
Payment Upon Holder

Redemption and Issuer Redemption
Up to the valuation date immediately preceding

the final

valuation date and subject to certain restrictions, holders may elect to redeem
their ETNs on any redemption

date during the term of the ETNs,

provided

that they present at least

50,000

of the ETNs

for redemption

or their
broker

or other financial intermediary (such as a bank or other financial institution not required to register as

a broker

-dealer to engage in securities
transactions) bundles their ETNs for redemption

with

those of other investors to reach this minimum. We may from

time to time, in our sole
discretion, reduce this minimum redemption

amount on a consistent basis

for all holders of ETNs. If holders choose

to redeem their ETNs, they will
receive a cash paymen

t

in U.S. dollars for each ETN on the applicable redemption

date equal to the

closing indicative value on

the applicable
valuation date minus the redemption

charge.

Prior to maturity, we may redeem

the ETNs (in whole but not in part) at our sole discretion

on any trading day

on or after the inception
date until and including maturity. If we

redeem the ETNs, holders will receive a cash payment in U.S. dollars per ETN in an amount equal to the
closing indicative value on the applicable valuation date.
A “ redemption date ” is:
in the case of holder redemption,

effective as

of August 31,

2017,

the second business day following a valuation date (other than the final valuation date). The final redemption

date of the ETNs will be the

second business day followin

g

the valuation date that is immediately prior

to the
final valuation date; and

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

●

in the case of issuer redemption,

the date specified by us in the issuer redemption notice, which will in no event be prior to the tenth calendar day following the date on

which

we deliver such notice.
In the event that payment upon

redemption

is deferred beyond the original redemption date, penalty interest will not accrue or be payable with respect to that deferred

payment.
Early Redemption Procedures
Holder Redemption

Procedures
Holders may, subject

to the minimum redemption

amount described above, elect to redeem their ETNs on any redemption date. To redeem
their ETNs, holders must instruct their broker

or other person

through whom holders hold their ETNs to deliver a notice

of redemption to us via
facsimile or email by no later than 4:00

p.m., New York City time, on the business day prior

to the applicable valuation date.
Issuer Redemption Procedures
We have

the right to redeem or “call” the ETNs (in whole but not in

part) at our sole discretion without holders’ consent on any trading day on or after inception date until and including maturity.

If we elect to redeem

the ETNs,

we will deliver written notice of

such election to redeem to
the holders of such ETNs not less than ten calendar days prior to the redemption date specified by us in such notice. In this scenario, the final valuation date will be deemed to be the fifth trading day prior to the redemption date (subject to postponement in the event of a market disruption event), and the ETNs will be redeemed

on the date specified by us in the issuer redemption

notice, but in no event prior to the tenth calendar day
following the date on which

we deliver such notice.
Default Amount on Acceleration
If an Event of Default (as defined below)

occurs and the maturity of the ETNs is

accelerated, we will pay the

default amount in respect of
the principal of the ETNs at maturity. We

describe the default amount below

under “General Terms

of the ETNs—Default

Amount”.
Market Disruption and Force Majeure Events Relating to the ETNs
If the Index is not published on an index business day,

or if a market disruption event or a force

majeure event (each as defined below) has
occurred

or is occurring, and such event affects the

Index, any futures contract underlying

the Index and/or

the ability

to hedge the Index, the
calculation agent may (but is not required

to) make determinations and/or adjustments to the affected Index or method of calculating the affected
Index. The determination of the value of an ETN on a valuation date, including the final valuation date, may be postponed if the calculation agent
determines that a market disruption or

force majeure

event has occurred

or is

continuing on such valuation date. In no event, however,

will

a
valuation date for the ETNs be postponed

by more

than five business

days. If a valuation date is postponed

until the fifth business day following the
scheduled valuation date but a market disruption event occurs or is continuing on such day,

that day will nevertheless be the valuation date and the
calculation agent will make a good

faith estimate

in its sole discretion of the value of the Index

for such day.

All determinations and adjustments to
be made by the calculation agent may be made in the calculation agent’s sole discretion.
The occurrence

or existence of any of the following, as

determined by

the calculation agent in its sole discretion, will constitute a “
market
disruption   event ”:
●

the index sponsor does not publish the level of the Index

on any index business day, or the Index

is otherwise not available;
●

a suspension, absence or material limitation of trading of equity securities then constituting 20% or more of the level of the S&P
500
®

Index on the relevant exchanges

(as defined below) for such securities for more than two hours of trading (one hour on
any day that is an “index roll date”

for purposes of calculation of the VIX Index, the VXV Index

or any relevant successor index)
during, or

during the one hour period preceding

the close of, the

principal trading session on such relevant exchange;
●

a breakdown

or failure in the price and trade reporting

systems

of any relevant exchange

for the S&P 500
®

Index as a result of
which the reported

trading prices for equity securities then constituting 20% or more of the level

of the S&P 500
®

Index are
materially inaccurate (i) during

the one hour preceding

the close of the

principal trading session on such relevant exchange

or
(ii) during any

one hour

period of trading on such relevant exchange

on any day that is

an “index roll date” for purpose

of
calculating the VIX Index, the VXV Index

or the relevant successor index;
●

a suspension, absence or material limitation of trading on any relevant exchange for

the VIX Index or the VXV

Index (or any
relevant successor index) for more

than two hours of trading (one

hour on any day that is an “index

roll date” for purposes

of
calculation of the VIX Index, the VXV Index

or the relevant successor index) during,

or during the one hour period preceding

the
close of, the principal

trading session on such relevant exchange;
●

a breakdown

or failure in the price and trade reporting

systems

of the relevant exchange for the VIX Index,

the VXV Index (or the
relevant

successor index) as a result of which

the reported trading

prices for options on the S&P 500
®

Index (“
SPX   Options ”) or
futures on the VIX Index, the VXV Index

(or futures on any

relevant successor index) during

the one hour period preceding, and
including, the scheduled time at which the value of SPX Options is calculated for purposes of the VIX Index,

the VXV Index (or
any relevant successor index)

are materially inaccurate;
●

a decision to permanently discontinue trading

in SPX Options or futures on the VIX Index, the VXV Index

(or futures on any
relevant successor index);
●

on any index business day,

the occurrence

or existence of a lack

of, or a material decline in, the liquidity in the market for trading in any futures contract

underlying

the Index;

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

●

any event or any condition

(including without limitation any event or condition that occurs as a result of the enactment, promulgation,

execution, ratification, interpretation or application of, or any change in or amendment to, any law, rule or
regulation by an applicable governmental

authority) that results

in an illiquid market for trading

in any futures contract
underlying

the Index; and

●

the declaration or continuance

of a general moratorium

in respect of banking activities

in any relevant city.
A “ force   majeure   event
” includes any event or

circumstance (including, without limitation, a systems failure, natural or man-made
disaster,

act of God, armed conflict, act of terrorism, riot or labor

disruption or any

similar intervening circumstance) that the calculation

agent
determines to be beyond the calculation agent’s reasonable control and to materially affect the Index or a Constituent Index, any futures contract underlying

the Index or Constituent Index, or the calculation of the VIX Index or VXV

Index.
For purposes

of determining whether

a market disruption event has occurred:
●

a limitation on the hours or number

of days of trading will not constitute

a market disruption event if it results from

an
announced

change in the regular business hours of the relevant exchange for the S&P 500
®

Index, the VIX Index, the VXV Index
(or any relevant successor index);
●

limitations pursuant to the rules of any relevant exchange

similar to NYSE Rule 80B (or

any applicable rule or regulation

enacted
or promulgated

by any other

self-regulatory organization or any government

agency of scope similar to NYSE

Rule 80B as
determined by

the index sponsor) on trading

during significant market fluctuations

will constitute a suspension, absence or
material limitation of trading;
●

a suspension of trading in an SPX Option or a futures

contract on the VIX Index

or the VXV Index

(or futures contract on any
relevant successor index) by the relevant

exchange for

the VIX Index or the VXV Index (or

the relevant successor index) by
reason of:
●

a price change

exceeding limits set by such relevant exchange,
●

an imbalance of orders relating to such options, or
●

a disparity in bid and ask quotes relating to such options
will, in each such case, constitute a suspension, absence or material limitation of trading on such relevant exchange;

and
●

a “suspension, absence or material limitation of trading” on any relevant exchange

will not include any time when such relevant
exchange is itself closed for trading

under ordinary

circumstances.
“ Relevant exchange
” means, with respect to the S&P

500
®

Index, the primary exchange

or market of trading for any equity security (or any
combination thereof) then included in the S&P 500
®

Index or,

with respect to the

VIX Index, the VXV Index

or any relevant successor index, the
primary exchange

or market for SPX Options or futures on the VIX Index

or the VXV Index, respectively, (or futures on

the relevant successor
index).
An “
index business

day
” is a

day on which (1)

it is

a business day in New York

City, and (2) trading

is

generally conducted

on the CBOE.
Discontinuance or Modification

of the

Index
If the index sponsor discontinues publication of an Index

and they or any other person

or entity

publishes an index that

the calculation
agent determines is comparable

to the discontinued Index and approves

as a

successor index, then the calculation agent will determine the level of the relevant Index

on the applicable valuation date and the amount payable at maturity or upon early redemption by

reference to such successor
index.
If the calculation agent determines that the publication of an Index is discontinued and that there is no successor index, or that the closing
level of an Index is not available because of a

market disruption event or for

any other reason, on the date on

which the level of the Index is required
to be determined, or if for any other reason

an Index is not available to us or the calculation agent on the relevant date, the calculation agent will
determine the amount payable

by a computation methodology

that the

calculation agent determines will as closely as reasonably possible replicate the relevant Index.
If the calculation agent determines that an Index, the index components of an Index or the method of calculating an Index has been
changed at any time in any respect—including

any addition, deletion or substitution and any reweighting

or rebalancing

of index components,

and
whether the change is made by the index sponsor

under its existing

policies or following

a modification of those policies, is due to the publication
of a successor index, is due to events affecting one

or more

of the index components, or is due to any other reason—then the calculation agent will be permitted (but not required)

to make such adjustments

to the Index or

method of calculating

the Index as it believes

are appropriate

to ensure
that the level of the Index used to determine the amount payable on the maturity date or upon redemption

is equitable.
All determinations and adjustments to be made by the calculation agent with respect to the level of an Index and the amount payable

at
maturity or upon early redemption

or otherwise relating to the

value of an Index may be made in the calculation agent’s sole discretion.
Business

Day
When we refer to a business day

with respect to a series

of ETNs, unless otherwise specified we mean a Monday,

Tuesday,

Wednesday,
Thursday or

Friday that is not a day on which banking institutions in New York

City generally are authorized or obligated by

law, regulation or
executive order

to close.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

When we refer to an index business day with respect to

a series of ETNs, we mean a day on which (1)

it is

a business day in New York

and
(2) the CBOE is open.
Description of iPath
®

S&P MLP Exchange-Traded Notes
Terms

defined within this “Description of iPath
®

S&P MLP Exchange-Traded

Notes” section

are defined only with respect to this section.
General
The return of the iPath
®

S&P MLP Exchange

-Traded

Notes (the “
ETNs
”) is linked to the performance

of the S&P MLP Index (the “
Index ”).
The Index is designed to provide exposure

to leading partnerships that trade on major U.S. exchanges and are classified in the GICS
®

Energy Sector
and GICS
®

Gas Utilities Industry

according

to the Global Industry Classification

Standard
®

(“
GICS ”). It includes both master limited partnerships
(“ MLPs
”) and publicly traded limited liability companies which have a similar legal structure to MLPs and share the same tax benefits as MLPs
(collectively, the “ Index Constituents
”). The Index is calculated, maintained and published by S&P Dow

Jones Indices LLC (“
S&P Dow Jones
Indices ” or the “ Index Sponsor
”). The ETNs

are traded on the CBOE BZX Exchange

(“
CBOE BZX ”) under the ticker symbol “IMLP.”
Inception, Issuance and Maturity
The ETNs were first sold on January

3, 2013

(the “
inception date
”). The ETNs

were first issued on January 8, 2013

(the “
issue date ”) and
will be due on December

15, 2042

(the “
maturity date ”).
Coupon
If holders or we have not previously

redeemed

the ETNs,

for each ETN that held on the applicable coupon

record

date, holders will

receive
an interest payment in cash per

ETN on each coupon

payment date in U.S. dollars

equal to the coupon

amount, if any, on the applicable coupon
valuation date.
The “ coupon amount
” on any coupon

valuation date will equal the greater of (i) zero and (ii)(1) the accrued dividend on such coupon
valuation date minus

(2) the accrued investor

fee on such coupon

valuation date.
Denomination
The ETNs are in denominations of $25.00

.

We reserve the right to initiate a split or reverse

split

of the ETNs in our sole discretion.
Split or Reverse Split of the ETNs
On any business day we

may elect to initiate a split of the ETNs or a reverse split of the ETNs. Such date shall be deemed to be the
“ announcement date
,”

and we will issue a notice to holders of the relevant ETNs and a press release announcing

the split

or reverse split,
specifying the effective date of

the split or reverse split and the split or reverse

split ratio.

If the ETNs undergo

a split,

we will adjust the terms of the ETNs accordingly.

The record

date for the split

will be the 9
th

business day after
the announcement date. Any adjustment of closing indicative value, VWAP factor, accrued

dividend, and accrued

investor fee will be rounded to 8
decimal places. The split will become effective at the

opening of trading

of the ETNs

on the business day immediately following

the record

date.
In the case of a reverse split, we reserve the

right to address odd numbers

of ETNs (commonly referred

to as

“partials”) in a commercially
reasonable manner

determined by

us in our sole discretion. The record date for the reverse split will be on the 9 th

business day after the
announcement

date. Any adjustment of closing indicative value, VWAP factor,

accrued dividend,

and accrued investor

fee will

be rounded

to 8
decimal places. The reverse split will be

come effective at the opening of trading

of the ETNs

on the business day

immediately following the record
date.

In the case of a reverse split, holders who

own a number

of ETNs on the record date which is not evenly divisible

by the split ratio will
receive the same treatment as all other

holders for the maximum number

of ETNs they hold which is

evenly divisible by the split ratio, and we will
have the right to compensate holders

for their remaining or

“partial” ETNs

in a commercially reasonable manner

determined by

us in our sole
discretion. Our current intention is to provide

holders with a cash payment for their partials on the 17
th

business day following the announcement
date in an amount equal to the appropriate

percentage of the closing indicative value of the reverse split-adjusted ETNs on the 14 th

business day
following the announcement

date.
In the event of a reverse split, the redemption

amount will be adjusted accordingly by the Issuer, in its sole discretion and in a commercially
reasonable manne

r, to take into account the reverse split.
Payment at Maturity
If holders hold their ETNs to maturity, they

will receive a cash payment per

ETN at maturity in U.S. dollars equal to the closing indicative value on the applicable final valuation date.
The “
closing

indicative value
” for each ETN on any given calendar day until the final valuation date or applicable valuation date (in the case of early redemption)

will equal (1) the ETN current value on such calendar day
plus
(2) the accrued dividend

on such calendar day
minus

(3) the
accrued investor

fee on such calendar day. If the ETNs undergo

a split

or reverse split, the closing indicative

value will be adjusted accordingly.

The “ ETN current value
” for each ETN on any given

calendar day will be calculated as follows: The ETN current

value on the initial valuation
date was $25.00.

On any subsequent calendar day until maturity or early redemption,

the ETN current value will equal (1) the closing VWAP

level
on that day (or

on the immediately preceding index bu

siness

day, if such calendar

day is not an index business day)
divided by

(2) the VWAP

factor.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

The “
initial VWAP

level
” is 2,144.96,

which is equal to

the VWAP

level at the close of trading on the initial valuation date, as determined by the VWAP

calculation agent.
The “
closing

VWAP level
” is

equal to (i) the VWAP

level as of the close of trading on any index business day, for purposes of holder
redemption, or

(ii) the arithmetic

mean of the VWAP

levels as of the close of trading on each index business day during the final measurement period or

the issuer redemption measurement period,

for purposes of the payment at maturity or upon issuer redemption, respectively,

in each
case as determined by

the VWAP

calculation agent.
“ VWAP level
” means, on any index business day, as calculated

by the VWAP

calculation agent, (1) the sum of the products of (i) the VWAP of each Index Constituent as of such date and (ii) the published unit weighting of that Index

Constituent as of such date, divided by (2) the index
divisor as of such date. The VWAP

level is reported on Bloomberg

page “SPMLPVW <Index>”.
“ VWAP
” means, with respect to each Index Constituent, on any index business day,

the consolidated volume-weighted

average price

of
one unit of such Index Constituent as determined

by the VWAP

calculation agent based on all

trades in such Index Constituent reported

in the
consolidated tape system during

the regular trading

session.
The “ index divisor
”, as

of any index business day,

is the divisor used by the Index Sponsor

to calculate

the level of the index, as described
under the Index

methodology.
The “ VWAP factor
”

is 85.7984,

which is equal to

(1) the initial VWAP level
divided by

(2) the principal amount per

ETN. If the ETNs

undergo
a split or reverse split, the VWAP

factor will be adjusted accordingly.
The “ accrued dividend
” for each ETN on any calendar day will be calculated as follows: The accrued dividend on the initial

valuation date
was zero. The accrued

dividend on any subsequent

calendar day will equal (1) the accrued dividend

as of the

immediately preceding calendar

day
plus

(2) the dollar dividend value on such calendar

day
minus
(3) the coupon

adjustment dividend amount on such calendar day.

If the ETNs
undergo

a split

or reverse split, the accrued

dividend will be adjusted accordingly.
The “
dollar dividend

value
” on any calendar day will equal (1) the index dividend on such calendar day divided by

(2) the VWAP factor.
The “ index dividend
” on any calendar day represents the aggregate

cash value of distributions

that a hypothetical person

holding Index
Constituents in proportion

to the weights of

the Index Constituents would have been entitled to receive with respect to any Index

Constituent for
those cash distributions whose “ex

-dividend date” occurs on such calendar

day. The index dividend

on any calendar day

will equal (1) the sum of
the products of (i) the cash value of distributions that a hypothetical holder of each Index

Constituent on such calendar day would have

been
entitled to receive in respect of that Index

Constituent for those cash distributions whose “ex-dividend

date” occurs on such calendar day and (ii)
the published unit weighting of that Index Constituent as of such date, divided by

(2) the index divisor as of such date.
On any calendar day that is not a coupon

ex-date, the “
coupon adjustment dividend

amount
” will

equal zero. On any calendar day that

is a
coupon

ex-date, the coupon adjustment dividend amount will equal the accrued dividend on the coupon valuation date immediately preceding
such coupon

ex-date. The effect of the coupon adjustment dividend amount as of each coupon ex-date is to

reduce the accrued

dividend (and,
therefore, the closing indicative value) by

the amount of the index dividends reflected in any coupon

amount that holders will be entitled to

receive
on the immediately following coupon

payment date.
The “ accrued investor fee
” for each ETN on any calendar

day will be calculated as follows: The accrued

investor fee on the initial valuation
date was zero. The accrued

dividend on any calendar

day will equal (1) the accrued investor fee as of the immediately preceding calendar day plus
(2) the daily fee value on such calendar day minus
(3) the coupon

adjustment fee amount on such calendar day. If the ETNs undergo a split

or
reverse split, the accrued

investor fee will be adjusted accordingly.
The “ daily fee value
” on any calendar

day is equal to the product

of (1) the closing VWAP

level on such calendar day
divided by

the VWAP
factor and (2) 0.80% divided by

365. Because the daily fee

value is calculated and subtracted from

the closing indicative value on a daily basis, the
net effect of the fee accumulates over

time and is subtracted at the rate of approximately 0.80%

per year.
On any calendar day that is not a coupon

ex-date, the “
coupon adjustment fee amount
” will equal zero. On

any calendar day that is a
coupon

ex-date, the coupon adjustment fee amount will equal (i)

the coupon

adjustment dividend amount on such coupon

ex-date,

if the

coupon
amount in respect of such coupon

-ex date is

zero or (ii) the accrued investor

fee on the coupon valuation date immediately preceding

such coupon
ex-date, if the coupon

amount in respect of such coupon

-ex date is

greater than zero. The effect of the coupon

adjustment fee amount as of each
coupon

ex-date is

to reduce the accrued investor

fee by the portion of the accrued investor

fee that was offset against accrued dividends in
calculating any coupon

amount that holders will be entitled

to receive on

the immediately following coupon

payment date. If the coupon amount in
respect of any coupon

valuation date is

zero, which means that the accrued

investor fee as of that coupon valuation date is equal to or greater than the accrued dividend as of that coupon

valuation date, the

accrued investor

fee will be reduced by

the accrued dividend and

the remaining accrued
investor fee will effectively

be carried forward

to be offset against subsequent accrued dividends.
The “ redemption charge
” is a one-time charge imposed upon

holder redemption

and is

equal to 0.125%
times

the closing indicative value
on the applicable valuation date. The redemption

charge is intended to allow us to

recoup

the brokerage

and other transaction costs that

we will
incur in connection with redeeming

the ETNs.

The proceeds we re

ceive from the redemption

charge may

be more or less than

such costs.
An “
index business

day
” means any day on which the Index Sponsor

publishes a level

for the Index.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

Valuation Date and Dates Relating to Coupon Payments
A “ valuation date
” is each business day

from January

3, 2013

to December 2, 2042 inclusive (or,

if such date

is not a trading day, the next
succeeding trading

day), unless the calculation agent determines that a market disruption event occurs or is continuing on that day in

respect of
the Index. In that event, the valuation date will be the first following trading day on which the calculation agent determines that a market disruption event does not occur and is not continuing. In no event, however,

will any valuation date be

postponed by

more than five business days. We refer

to
January 3, 2013

as the

“
initial valuation date
” and December 2, 2042

as the

“
final valuation date ”.
A “ trading day
” is a day on which

(1) it is a business day in New York

City and (2) trading

is generally conducted on the CBOE BZX, in

each
case as determined by

the calculation agent in its sole discretion.
A “ coupon valuation date ” means the 15
th

of February,

May, Aug

ust and November of each calendar

year during the term of the ETNs or if
such date is not an index business day, then the

first index business day following such date (subject to the occurrence

of a market disruption
event). The first coupon

valuation date was on February

15, 2013.
A “ coupon ex-date
”

means the seventh index business day following

each coupon

valuation date (subject to the

occurrence

of a market
disruption event). The first coupon

ex-date was on February 27,

2013.
A “ coupon record date
” means

the ninth index business day following

each coupon

valuation date (subject to the

occurrence

of a market
disruption event). The first coupon

record

date was on March 1, 2013.
A “ coupon payment date ” means the 15
th

index business day following each coupon

valuation date (subject to

the occurrence

of a market
disruption event). The first coupon

payment date was on March 11,

2013.
A
“market disruption

event”

means any of the following with respect to the Index, (i) a suspension, absence or limitation of trading in
Index Constituents constituting 20% or more,

by weight, of the Index; (ii) a suspension, absence or limitation of trading in futures or options contracts relating to the Index on

their respective markets; (iii) any event that disrupts or impairs,

as determined by

the calculation agent,

the ability
of market participants to (x) effect transactions

in, or obtain market values for,

Index Constituents constituting 20%

or more, by

weight, of the
Index, or (y)

effect

transactions in, or obtain market values for,

futures or options contracts relating to the Index

on their respective markets; (iv) the
closure on any day

of the primary market for futures or

options contracts relating to the Index or Index Constituents constituting 20% or more, by
weight, of the Index on

a scheduled trading day prior

to the scheduled weekday closing time of that

market (without regard

to after hours or any
other trading outside of the regular

trading session hours) unless such earlier closing time is announced by the primary market at least

one hour
prior to the earlier of (x) the actual closing time for the regular trading session

on such primary market

on such scheduled trading

day for such
primary market and (y)

the submission deadline for orders to be entered into the relevant exchange system for execution at the close of trading on
such scheduled trading day

for such primary

market; (v) any scheduled trading

day on which (x) the primary markets for Index

Constituents
constituting 20% o

r

more, by weight, of the Index or

(y) the exchanges or quotation systems,

if any,

on which futures or options contracts on

the
Index are traded, fails to open for

trading during

its

regular trading

session;

(vi) if the Index Sponsor

does not publish the level of

the Index

on an
index business day or the Index

is otherwise not available; or (vii) any other event, if the calculation agent determines that the event interferes with our ability or the ability of any of our affiliates to unwind all or a portion of a hedge with respect to the ETNs that we or our affiliates have effected
or may effect; and, in

any of these events, the calculation agent determines that the event was material.

For purposes

of determining whether

a market disruption event has occurre

d, the following event will

not be a market disruption event: (a)
a limitation on the hours or number

of days of trading on which any Index Constituent is

traded, but only if the limitation results from

an
announced

change in the regular business hours of the relevant market; or (b) a decision to permanently discontinue trading in futures or options
contracts relating to the Index. For

this purpose, an “absence of trading” on an exchange

or market will not include any time when the relevant
exchange or

market is

itself closed for trading under

ordinary

circumstances.

In contrast, a suspension or limitation of trading in futures or options contracts related to the Index, if available, in

the primary market for those contracts, by reason

of any of: (A) a price change

exceeding limits set by
that market, (B) an imbalance of orders

relating to those contracts, or (C) a disparity in bid and ask quotes relating to those contracts, will constitute a suspension or material limitation of trading in futures or options contracts related to the Index in the primary market for those
contracts.
Maturity Date
If the maturity date is not a business day,

the maturity date will be the next following business day.

If the last day of the final measurement
period does not qualify as a business day, then

the maturity date will be the fifth business day following

the last day of the final measurement
period. The calculation agent may postpone the final valuation date—and therefore the maturity date—if a market disruption event occurs or

is
continuing on

a day that would otherwise be the final valuation date.

In the event that payment at maturity is

deferred

beyond

the stated

maturity date, penalty

interest will not accrue

or be payable with
respect to that deferred

payment.
A “
busines

s

day
” means a Monday, Tuesday,

Wednesday,

Thursday or

Friday that is not a day on which banking institutions in New York
City or London,

as applicable,

generally are authorized

or obligated by law, regulation,

or executive order

to close.
Payment Upon Holder

Redemption and Issuer Redemption
Up to the valuation date immediately preceding

the final

valuation date and subject to certain restrictions, holders may elect to redeem
their ETNs on any redemption

date during the term of the ETNs,

provided

that they present at least

50,000

of the ETNs

for redemption

or their

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

broker

or other financial intermediary (such as a bank or other financial institution not required to register as

a broker

-dealer to engage in securities
transactions) bundles their ETNs for re

demption with those of other investors to reach this minimum. If holders choose to redeem their ETNs, they
will receive a cash payment in U.S. dollars

for each ETN on the applicable redemption

date equal to the

closing indicative value on

the applicable
valuation date minus the redemption

charge.

Prior to maturity, we may redeem

the ETNs (in whole but not in part) at our sole discretion on any trading day on or after the inception
date until and including maturity. If we

redeem the ETNs, holders will receive a cash payment in U.S. dollars per ETN in an amount equal to the
closing indicative value on the applicable valuation date

(which will reflect the applicable closing VWAP

level calculated by reference to the
arithmetic mean of the VWAP

levels as of the close of trading on each of the five index business days from and including such valuation date).
A “ redemption date ” is:
●

in the case of holder redemption,

effective as

of August 31,

2017,

the second business day following any valuation date (other
than the final valuation date). The final redemption

date of the ETNs will be the second business day following the valuation date that is immediately prior

to the final valuation date; and
●

in the case of issuer redemption,

the fifth

business day after the last day

of the issuer redemption

measurement period, which
will in no event be prior

to the 20
th

calendar day following

the date on which we deliver such notice.
In the event that payment upon

redemption

is deferred beyond the original redemption date, penalty interest will not accrue or be payable with respect to that deferred

payment.
Early Redemption Procedures
Holder Redemption

Procedures
Holders may, subject

to the minimum redemption

amount described above, elect to redeem their ETNs on any redemption date. To redeem
their ETNs, holders must instruct their broker

or other person

through whom holders hold their ETNs to deliver a notice

of redemption, to us via
facsimile or email by no later than 4:00

p.m., New York City time, on the business day prior

to the applicable valuation date.

Issuer Redemption Procedures
We have

the right to redeem or “call” the ETNs (in whole but not in

part) at our sole discretion without holders’ consent on any trading day on or after inception date until and including maturity.

If we elect to redeem

the ETNs,

we will deliver written notice of

such election to redeem to
the holders of such ETNs not less than 20 calendar

days prior to the redemption

date specified by us in

such notice.

In this scenario, the final
valuation date will be deemed to be the date specified by us in the notice (subject to postponement in the event of a market disruption event), and the ETNs will be redeemed on

the fifth

business day after the last day of the

issuer redemption

measurement period, but in no event prior

to the
20
th

calendar day following

the date on which we deliver such notice.
Default Amount on Acceleration
If an Event of Default (as defined below)

occurs and the maturity of the ETNs is

accelerated, we will pay the

default amount in respect of
the principal of the ETNs at maturity. We

describe the default amount below

under “General Terms

of the ETNs—Default

Amount”.
Discontinuance or Modification

of the

Index
If the Index Sponsor

discontinues publication of or otherwise fails

to publish the Index, or the Index

Sponsor does not make the Index
Constituents, their unit weighting and/or

the index divisor available to

the VWAP

calculation agent, and the Index Sponsor

or another entity
publishes a successor or substitute index that the calculation agent determines to be comparable to the discontinued Index and for which

the Index
Constituents, their unit weighting, and/or

the index divisor are available to the VWAP calculation agent (such index being referred

to herein as a
“ successor index
”), then the

VWAP

level for such successor index will be determined

by the VWAP

calculation agent by reference

to the sum of

the
products of the VWAPs

of the constituents underlying such successor index and each such constituent’s respective weighting within the successor index (which sum will be adjusted by any index divisor used by such successor index) on the dates and at the times as of which the VWAP

levels for
such successor index are to be determined.
If the Index Sponsor

discontinues publication of the Index or does not make the Index Constituents, their unit weightings and/or

index
divisor available to the VWAP

calculation agent prior to, and such discontinuation or unavailability is continuing on any index business day during
the final measurement period or

issuer redemption measurement

period, or on a valuation date, as

applicable, or any other

relevant date on which
the VWAP

level is to be determined and the calculation agent determines that no successor index is available at such time, or the calculation agent
has previously selected a successor index and publication of such successor index is discontinued prior to, and such discontinuation is continuing
on any index business day during

the final

measurement period

or issuer redemption measurement

period, or on any valuation date, as applicable,
or any other relevant

date on which the VWAP

level is to be determined, then the VWAP

calculation agent will determine the relevant VWAP levels
using the VWA

P

and published unit weighting of each Index

Constituent included in the Index or successor index, as

applicable, immediately prior
to such discontinuation or unavailability, as adjusted

for certain corporate

actions as

described under

“The Index—Index Reb

alancings.”
Notwithstanding these alternative arrangements,

discontinuation of the publication of the Index or successor index, as applicable, may adversely affect the value of the

ETNs.
If at any time the method of calculating the Index or

a successor index, or the value thereof, is changed

in a material

respect, or if the Index
or a successor index is in any other way

modified so that the VWAP level

of the Index or such successor index does not, in the opinion of the VWAP calculation agent, fairly represe

nt the VWAP level of the Index

or such successor index had such changes or modifications not been made, then the

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

VWAP

calculation agent will make such calculations and adjustments as, in the good faith judgment of the VWAP calculation agent, may be
necessary in order

to arrive at a

VWAP

level of an index comparable

to the Index or such successor index, as the

case may be, as if such changes or
modifications had not been made, and the VWAP

calculation agent will calculate the VWAP levels for the Index or such successor index with
reference

to the Index or such successor index, as adjusted. Accordingly,

if the

method of calculating the Index

or a successor index is modified so
that the level of the Index or

such successor index is

a fraction of what it would h

ave been if there had been no such modification (e.g., due to a split in the Index), which, in turn, causes the VWAP

level of the Index or such successor index to be a fraction of what it would have been if there
had been no such modification, then the VWA

P

calculation agent will make such calculations and adjustments in order to arrive at a

VWAP

level for
the Index or such successor index as if it had not been modified

(e.g., as if

such split had not occurred).
All determinations and adjustments to be made by the calculation agent may be made in the calculation agent’s sole discretion.
Description of iPath
®

Series B S&P GCSI Crude Oil Return Index Exchange-Traded Notes
Terms

defined within this “Description of iPath
®

Series B S&P GCSI Crude Oil Return Index Exchange-Traded

Notes” section

are defined only with
respect to this section.
General
The return of the iPath
®

Series B S&P GCSI Crude Oil Return

Index Exchange

-Traded Notes (the “
ETNs
”) is

linked to the performance

of the
S&P GSCI
®

Crude Oil Total Return Index

(the “
Index ”). The Index is a sub-index of the S&P GSCI
®

Commodity Index

(the “
S&P GSCI ”) and reflects
the excess returns

that are potentially available through

an unleveraged

investment in the commodities futures contracts comprising the Index, plus the Treasury

Bill rate of interest that could be earned on

funds committed to the trading of the underlying futures contracts. The only contract currently used to calculate the Index is the West

Texas Intermediate (“
WTI
”) crude

oil futures contract traded on the New York

Mercantile
Exchange. The S&P GSCI is an index on a production

-weighted basket of futures contracts on physical commodities traded on trading facilities

in
major industrialized countries. S&P Dow Jones

Indices LLC (“
SPDJI ” or the “ Index Sponsor
”) is

responsible for calculating, publishing and
maintaining the Index. The ETNs are traded on

the NYSE Arca exchange unde

r

the ticker symbol “OIL.”
Inception, Issuance and Maturity
The ETNs were first sold on November

17,

2016

(the “
inception date
”). The ETNs

were first issued on

November

22, 2016

(the “
issue
date ”) and will be due on
November

20, 2036

(the “
maturity date ”).
If the maturity date is not a business day,

the maturity date will be the next following business day.

If the final valuation date is postponed,
the maturity date will be the fifth business day following

the final valuation date, as postponed. The calculation agent may postpone the final valuation date—and therefore

the maturity date—of the ETNs if a market disruption event occurs or is continuing on a day that would otherwise be
the final valuation date or if the level of the Index

is not available or cannot be calculated.
In the event that payment at maturity is

deferred

beyond

the stated

maturity date, penalty

interest will not accrue

or be payable with
respect to that deferred

payment.
Coupon
We will not pay

holders interest during

the term of the ETNs.
Denomination
The ETNs are in denominations of $10.

We reserve the right to initiate a split or reverse

split of the ETNs in our sole discretion.
Split or Reverse Split of the ETNs
On any business day we

may elect to initiate a split of the ETNs or a rever

se split of the ETNs. Such date shall be deemed to be the
“ Announcement Date
,” and we will issue

a notice to holders of the ETNs and a press release announcing the split

or reverse split, specifying the
effective date of the split or

reverse split and the split or reverse split ratio.
If the ETNs undergo

a split,

we will adjust the terms of the ETNs accordingly.

The record

date for the split

will be the 9th business day after
the announcement date. Any adjustment of closing indicative value will be rounded

to 8 decimal places.

The split will become effective at the
opening of trading

of the ETNs

on the business day immediately following

the record

date.
In the case of a reverse split, we reserve the

right to address odd numbers

of ETNs (commonly referred

to as

“partials”) in a commercially
reasonable manner

determined by

us in our sole discretion. The record date for the reverse split will be on the 9th business day after the announcement

date. Any adjustment of closing indicative value will be rounded to 8 decimal places.

The reverse split will become

effective at the
opening of trading

of the ETNs

on the business day immediately following

the record

date.

In the case of a reverse split, holders who

own a number

of ETNs on the record date which is not evenly divisible

by the split ratio will
receive the same treatment as all other

holders for the maximum number

of ETNs they hold which is

evenly divisible by the split ratio, and we will
have the right to compensate holders

for their remaining or

“partial” ETNs

in a commercially reasonable manner

determined by

us in our sole
discretion. Our current intention is to provide

holders with a cash payment for their partials on the 17
th

business day following the announcement
date in an amount equal to the appropriate

percentage of the closing indicative value of the reverse split-adjusted ETNs on the 14 th

business day
following the announcement

date.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

In the event of a reverse split, the redemption

amount will be adjusted accordingly by the Issuer, in its sole discretion and in a commercially
reasonable manner,

to take into account the reverse split.
On August 28, 2019,

Barclays Bank PLC announced

a 5 for 1 split

of the ETNs, effective September

12, 2019.

Following the split,
50,000,000

ETNs, principal amount $10

each, were outstanding.
Payment at Maturity
If holders hold their ETNs to maturity, they

will receive a cash payment in U.S. dollars per ETN equal to the closing indicative value on the
final valuation date.
The “
closing

indicative value
” for each ETN on the initial

valuation date was equal to $50. On each subsequent calendar day until maturity
or early redemption,

the closing indicative value for each ETN will equal (1) the closing indicative value on the immediately preceding calendar day
times

(2) the daily index factor on such calendar

day (or,

if such day is not an index business day, one)
minus

(3) the investor fee on such calendar
day. If

the ETNs undergo

any splits

or reverse splits, the closing indicative value will be adjusted accordingly.
The ETNs underwent

a 5 for 1 split,

effective

September 12, 2019.

The closing indicative value of the

ETNs on September 11,

2019

was
$56.95.

Such value were divided by

5 to reflect the 5

for 1 split, and rounded

up to 8 decimal places and were used to calculate

the closing
indicative value on September 12,

2019.
An “
index business

day
” is a

day on which the Index

is calculated, as determined by

the NYSE Euronext Holiday & Hours schedule, as
published on https://www.nyse.com/markets/hours

-calendars

or any successor website thereto.
The “ daily index factor
” for

each ETN on any index business day will equal (1)

the closing level

of the Index on

such index business day
divided   by

(2) the closing level of the Index on the immediately preceding index business day.
The “ investor fee
” for

each ETN on the initial valuation date was equal to zero. On each subsequent calendar day until maturity or early
redemption, the investor fee for each ETN will

be equal to (1) 0.45%
times

(2) the closing indicative value on the immediately preceding calendar
day times

(3) the daily index factor on that day (or,

if such day is not an index business day,

one)
divided by

(4) 365. Because the investor fee is
calculated and subtracted from

the closing indicative value on a daily basis, the net effect of the investor fee accumulates over time and is
subtracted at the rate of approximately

0.45%

per year.

Because the net effect of the investor fee is a fixed percentage of the value of each ETN, the aggregate effect of the investo

r

fee will increase or decrease in a manner directly proportional to the value of each ETN

and the amount of ETNs
that are held, as applicable.
A “
business

day
” means a Monday, Tuesday,

Wednesday,

Thursday or

Friday that is not a day on which banking institutions in New York
City generally are authorized

or obligated by law, regulation,

or executive order

to close.

A “ trading day
” with respect to the ETNs is a day that is an

index business day and a business day and a day on which

trading is generally
cond

ucted on NYSE Arca, in each case as determined by the calculation agent in its sole discretion.
A “ valuation date
” means each trading

day from November

17,

2016

to November 17,

2036, inclusive (subject to postponement due to the
occurrence

of a market disruption event, such postponement not to exceed five trading days) or,

if such date

is not a trading day,

the next
succeeding trading

day.
The “ initial valuation date
” for the ETNs is November

17,

2016.
The “ final valuation date
”

for the ETNs is November

17,

2036.
Payment Upon Holder

Redemption and Upon Issuer Redemption
Up to the valuation date immediately preceding

the final

valuation date and subject to certain restrictions, holders may elect to redeem
their ETNs on any redemption

date during the term of the ETNs,

provided

that they present at least

50,000

of the ETNs

for redemption

or their
broker

or other financial intermediary (such as a bank or other financial institution not required to register as

a broker

-dealer to engage in securities
transactions) bundles their ETNs for redemption

with those of other investors to reach this minimum. We may from time to time, in our sole
discretion, reduce this minimum redemption

amount on a consistent basis

for all holders of the ETNs. If holders

choose to redeem their ETNs, they
will receive a cash payment in U.S. dollars

for each ETN on the applicable redemption

date equal to the

closing indicative value on

the applicable
valuation date.

Prior to maturity, we may redeem

the ETNs (in whole but not in part) at our sole discretion on any business day on or after the inception
date until and including maturity. If we

redeem the ETNs, holders will receive a cash payment in U.S. dollars per ETN in an amount equal to the
closing indicative value on the applicable valuation date.
A “ redemption date ” is:
●

in the case of holder redemption,

the third business day following each valuation date (other than the final valuation date). The final redemption

date will

be the third business day

following the valuation date that is immediately prior

to the final

valuation
date; and
●

in the case of issuer redemption,

the fifth

business day following the

valuation date specified by us in the issuer redemption
notice, which will in no event be prior

to the tenth

calendar day following

the date on which we deliver such notice.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

In the event that payment upon

early redemption is deferred

beyond

the original redemption date, penalty interest

will not accrue or be
payable with

respect to that deferred

payment.
Early Redemption Procedures
Holder Redemption

Procedures
Holders may, subject

to the minimum redemption

amount described above, elect to redeem their ETNs on any redemption date. To redeem
their ETNs, holders must instruct their broker

or other person

through whom holders hold their ETNs to deliver a notice

of holder redemption

to us
via facsimile or email by no

later than 4:00 p.m., New York

City time,

on the business day prior

to the applicable valuation date.

If holders elect to redeem their ETNs on a redemption

date that

is later in time than the redemption

date resulting from our subsequent
election to exercise our issuer redemption

right, their election to redeem their ETNs will be deemed to be ineffective, and their ETNs will instead be redeemed

on the redemption

date pursuant to such issuer redemption.
Issuer Redemption Procedures
We have

the right to redeem or “call” the ETNs (in whole but not in

part) at our sole discretion without holders’ consent on any business day on or after inception date until and including

maturity. If we elect to redeem

the ETNs,

we will deliver written notice of

such election to redeem
to the holders of such ETNs not less than ten calendar days prior to the redemption date on which we intend to redeem the ETNs. In this scenario, the final valuation date will be the date specified by us

as such in such notice (subject to postponement in the event of a market disruption event), and the ETNs will be redeemed

on the fifth business day following such valuation date, but in no event prior to the tenth

calendar day following

the
date on which we deliver such notice.
Market Disruption Event
Each valuation date may be postponed

and thus the determination of the level of the Index may be postponed if that

valuation date is not a
trading day or

if the calculation

agent determines that, on that valuation date, a market disruption event has occurred

or is continuing in respect of
the Index. Any commodity

or commodity

futures contract constituting part of the Index is referred to as an “index component” for purposes of this section.

Any of the following will be a “market disruption event” :
●

a material limitation, suspension or disruption of the trading day in any index component included directly or indirectly in the
Index;
●

the settlement price for any

index component

included directly or indirectly in the Index is a “limit

price,” which means that the
settlement price for

that contract has increased or decreased from the previous

day’s settlement price by the maximum amount
permitted under

the applicable rules

or procedures

of the relevant trading facility;

or
●

failure by the Index

Sponsor to announce

or publish the closing level

of the Index or of the applicable trading facility or other
price source to announce

or publish the settlement price or closing level for one or more index components.
The following events will not be market disruption

events:
●

a decision by a trading facility to permanently

discontinue trading in any index component.
If the calculation agent determines that any valuation date (including the final valuation date) is not a trading day for any

index component
or on any valuation date (including

the final valuation date) a market disruption event occurs or is continuing in respect of any index component,
that valuation date will be postponed

to the earlier of (i) the fifth trading day after the originally scheduled valuation date and (ii) the earliest date that the level, value or price

of each index component

that is

affected by

a market disruption event or by the non

-trading day can be determined.

If
such a postponement

occurs, the level, value or price of the index components unaffected by the market disruption event or non

-trading day will
be determined on the scheduled valuation date and the level, value or price of any affected index com

ponent will be determined using the
settlement level, value or price

of that affected index component

on the first

trading day following

the scheduled valuation date on which no
market disruption event occurs or

is continuing for that affected index compon

ent. In no event, however,

will a

valuation date be postponed by
more than five trading days.

If the calculation agent determines that a market disruption event occurs or is continuing in respect of any index
component

on the fifth trading day after the originally scheduled valuation date, the calculation agent will determine the level, value or price for the
affected index component

in good faith and in a commercially reasonable manner.
Default Amount on Acceleration
If an Event of Default (as defined belo

w) occurs and the maturity of the ETNs is

accelerated, the amount declared

due and payable

upon
any acceleration of the ETNs will be determined

by the calculation agent and will equal, for each ETN, the closing indicative value on the date of acceleration.
Discontinuance or Modification

of the

Index
If the index sponsor discontinues publication of the Index

and it or any other person or

entity publishes

an index that the calculation agent
determines is comparable

to the Index and approves

as a

successor index, then the calculation agent will determine the level of the Index on the applicable valuation date and the amount payable

at maturity or upon

early redemption by

reference to such successor index.

If the calculation agent determines that the publication of the Index is discontinued

and that there is no successor index, or that the closing
level of the Index

is not available because of a market disruption event or for any other reason, on the date on which the level of the Index is

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

require

d

to be determined, or if for any other reason

the Index is not available

to us or the calculation agent on the relevant date, the calculation agent will determine the amount payable by

a computation methodology

that the

calculation agent determines will as closely as reasonably
possible replicate the Index.

If the calculation agent determines that the Index, the index components or the method of calculating the Index has been changed at any time in any respect — including any

addition, deletion or substitution and any reweighting

or rebalancing

of index components,

and whether the
change is made by the index sponsor

under its existing

policies or following

a modification of those policies, is due to the publication of a successor index, is due to events affecting one or

more of the index components, or

is due to any other reason — then the calculation

agent will be permitted
(but not required)

to make such adjustments

to the Index or

method of calculating the Index as it believes are appropriate to ensure that the level
of the Index used to determine the amount payable

on the maturity date or upon redemption

is equitable.

All determinations and adjustments to be made by the calculation agent may be made in the calculation agent’s sole discretion.
Descriptio

n

of iPath
®

Series B Bloomberg

Agriculture Subindex Total Return
SM

Exchange-Traded Notes,
iPath
®

Series B Bloomberg

Aluminum Subindex Total Return
SM

Exchange-Traded Notes,

iPath
®

Series B Bloomberg

Coffee

Subindex Total Return
SM

Exchange-Traded Notes,

iPath
®

Series B Bloomberg

Copper Subindex Total Return
SM

Exchange-Traded Notes,

iPath
®

Series B Bloomberg

Cotton Subindex Total Return
SM

Exchange-Traded Notes,

iPath
®

Series B Bloomberg

Energy Subindex Total Return
SM

Exchange-Traded Notes,

iPath
®

Series B Bloomberg

Grains Subindex Total Return
SM

Exchange-Traded Notes,

iPath
®

Series B Bloomberg

Industrial Metals Subindex Total Return
SM

Exchange-Traded Notes,

iPath
®

Series B Bloomberg

Livestock Subindex Total Return
SM

Exchange-Traded Notes,

iPath
®

Series B Bloomberg

Nickel Subindex Total Return
SM

Exchange-Traded Notes,

iPath
®

Series B Bloomberg

Platinum Subindex Total Return
SM

Exchange-Traded Notes,

iPath
®

Series B Bloomberg

Precious Metals Subindex Total Return
SM

Exchange-Traded Notes,

iPath
®

Series B Bloomberg

Softs Subindex Total Return
SM

Exchange-Traded Notes,

iPath
®

Series B Bloomberg

Sugar Subindex Total Return
SM

Exchange-Traded Notes and

iPath
®

Series B Bloomberg

Tin Subindex Total Return
SM

Exchange-Traded Notes
Terms

defined within this section are defined only with respect to this section.
General
The return of each of iPath
®

Series B Bloomberg

Agriculture

Subindex Total Return
SM

Exchange

-Traded Notes, iPath
®

Series B Bloomberg
Aluminum Subindex

Total Return
SM

Exchange

-Traded

Notes, iPath
®

Series B Bloomberg

Coffee Subindex Total Return
SM

Exchange

-Traded Notes,
iPath
®

Series B Bloomberg

Copper Subindex Total Return
SM

Exchange

-Traded Notes, iPath
®

Series B Bloomberg Cotton

Subindex Total Return
SM

Exchange

-Traded

Notes, iPath
®

Series B Bloomberg

Energy Subindex Total Return
SM

Exchange

-Traded Notes, iPath
®

Series B Bloomberg Grains
Subindex Total Return
SM

Exchange

-Traded

Notes, iPath
®

Series B Bloomberg Industrial Metals Subindex Total Return
SM

Exchange

-Traded

Notes,
iPath
®

Series B Bloomberg

Livestock Subindex Total Return
SM

Exchange

-Traded

Notes, iPath
®

Series B Bloomberg Nickel Subindex Total

Return
SM

Exchange

-Traded

Notes, iPath
®

Series B Bloomberg

Platinum Subindex Total Return
SM

Exchange

-Traded Notes, iPath
®

Series B Bloomberg Precious
Metals Subindex Total Return
SM

Exchange

-Traded

Notes, iPath
®

Series B Bloomberg

Softs

Subindex Total Return
SM

Exchange

-Traded

Notes, iPath
®

Series B Bloomberg

Sugar Subindex Total Return
SM

Exchange

-Traded Notes and iPath
®

Series B Bloomberg Tin Subindex

Total Return
SM

Exchange-
Traded

Notes (together, the “
ETNs
”) is linked to a sub-index of the Bloomberg

Commodity Index Total Return
SM

(the “
Commodity Index ” or the
“ BCOM Index ”) (the “ Sub-Indices ”, and together with the Commodity Index, the “ Indices
”). Each Index is

composed of one

or more

futures
contracts on the relevant commodity

or commodities (the “
index components
”) and is

intended to reflect the returns that are potentially

available
through

an unleveraged

investment in the futures contract or contracts on the physical commodity or commodities comprising the relevant Index
plus the Treasury

Bill rate of interest that could be earned on

funds committed to the trading of the underlying futures contracts. The Indices are the exclusive property

of UBS Securities

LLC (collectively with its affiliates,

“
UBS
”) and its licensor. On July 1, 2014,

UBS entered into a commodity
index license agreement with Bloomberg

Finance L.P., whereby

UBS has engaged Bloomberg’s services for calculation, publication, administration

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

and marketing of the Bloomberg

Commodity Indexes
SM
. Each Index is

now calculated, administered and published

by Bloomberg

Index Services
Limited (“ BISL ” or the “ Index Administrator
” and, collectively

with its affiliates, “
Bloomberg
” and, together with UBS, the

“
Index Sponsors ”).
We have

listed each series of ETNs on the NYSE Arca stock exchange (“
NYSE   Arca
”). The ticker symbols

for the respective ETNs are

as
follows:

ETN
Ticker
Symbol
iPath
®

Series B Bloomberg

Agriculture Subindex Total Return
SM

ETN

JJA
iPath
®

Series B Bloomberg

Aluminum Subindex Total Return
SM
ETN

JJU
iPath
®

Series B Bloomberg

Coffee Subindex Total Return
SM
ETN

JO
iPath
®

Series B Bloomberg

Copper Subindex Total Return
SM
ETN

JJC
iPath
®

Series B Bloomberg

Cotton Subindex Total Return
SM
ETN

BAL
iPath
®

Series B Bloomberg

Energy Subindex Total Return
SM
ETN JJE
iPath
®

Series B Bloomberg

Grains Subindex Total Return
SM
ETN

JJG
iPath
®

Series B Bloomberg

Industrial Metals

Subindex Total Return
SM
ETN

JJM
iPath
®

Series B Bloomberg

Livestock Subindex Total Return
SM
ETN

COW
iPath
®

Series B Bloomberg

Nickel Subindex Total Return
SM
ETN

JJN
iPath
®

Series B Bloomberg

Platinum Subindex Total Return
SM
ETN

PGM
iPath
®

Series B Bloomberg

Precious Metals

Subindex Total Return
SM
ETN

JJP
iPath
®

Series B Bloomberg

Softs

Subindex Total Return
SM
ETN

JJS
iPath
®

Series B Bloomberg

Sugar Subindex Total Return
SM
ETN SGG
iPath
®

Series B Bloomberg

Tin Subindex Total Return
SM

ETN
JJT

Inception, Issuance and Maturity
The ETNs were first sold on January

17,

2018

(the “
inception date
”). The ETNs

were first issued on January 19,

2018

(the “
issue date ”) and
will be due on January

23, 2048

(the “
maturity date ”).
If the maturity date for a series of ETNs is not a business day,

the maturity date will be the next following business day.

If the final valuation
date is postponed, the maturity date will be the fifth business day following the final valuation date, as postponed. The calculation agent may postpone the final valuation date—and therefore

the maturity date—of the ETNs if a market disruption event occurs or is continuing on a day that would otherwise be the final valuation date or

if the level of the Index is not available or cannot be calculated. We describe market disruption events
under “—Market Disruption Event” below.
In the event that payment at maturity is

deferred

beyond

the stated

maturity date, penalty

interest will not accrue

or be payable with
respect to that deferred

payment.
Coupon
We will not pay

holders interest during

the term of the ETNs.
Denomination
The ETNs are in denominations of $50. We reserve

the right to initiate a split or reverse split of the ETNs in our sole discretion.
Split of Reverse Split

of the

ETNs
On any business day we

may elect to initiate a split of the ETNs or a reverse split of the ETNs. Such date shall be deemed to be the
“announcement

date”, and we will issue a notice

to holders of the relevant ETNs and a press release announcing the split

or reverse split, specifying
the effective

date of the split or reverse split and the split or reverse

split

ratio.
If a series of ETNs undergoes

a split,

we will adjust the terms of

such series of ETNs accordingly.

The record

date for the split

will be the 9
th

business day after the announcement

date. Any adjustment of closing indicative value of such series of ETNs will be rounded to 8 decimal places.
The split will become

effective at the opening of trading of such series of ETNs on the business day immediately following the record date.
In the case of a reverse split of a series of ETNs, we reserve the right to address odd numbers

of ETNs of such series (commonly referred to
as “ partials
”) in a commercially reasonable manner

determined by

us in our sole discretion. The record date for the reverse split will be on the 9 th

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

business day after the announcement

date. Any adjustment of closing indicative value of such series of ETNs will be rounded to 8 decimal places.
The reverse split will become effective

at the opening of trading

of such series

of ETNs on the business day immediately following

the record

date.
In the case of a reverse split of a series of ETNs, holders who own a numbe

r

of ETNs of such series

on the record

date which is

not evenly
divisible by the split ratio will receive the

same treatment as all other holders of such series of ETNs for the maximum number of ETNs of such
series they hold which is evenly divisible by the

split ratio, and we will have the right to

compensate holders for their remaining

or “partial” ETNs

in
a commercially reasonable

manner determined

by us in our sole discretion. Our current intention is to provide holders with a cash payment for their partials on the 17
th

business day following the announcement

date in an amount equal to the

appropriate

percentage of the closing indicative
value of the reverse split-adjusted ETNs on

the 14
th

business day following the announcement

date.
In the event of a reverse split, the redemption

amount will be adjusted accordingly by the Issuer, in its sole discretion and in a commercially
reasonable manner,

to take into account the reverse split.
Payment at Maturity
If holders hold their ETNs to maturity, they

will receive a cash payment in U.S. dollars per ETN equal to the closing indicative value on the
final valuation date.
The “
closing

indicative value
” for each series

of ETN on the initial valuation date will equal $50. On each subsequent calendar day until maturity or early redemption, the closing indicative value for each series of ETN will equal (1) the daily index factor for such series of ETN on such
calendar day (or,

if such day is not an index business day, one)

times (2) the closing indicative value for such series of ETN on the immediately preceding

calendar day minus (3) the investor fee on such calendar

day. If the ETNs undergo

a split

or reverse split,

the closing indicative value will
be adjusted accordingly.

An “
index business

day
” is a

day on which the Index

is calculated and published by the Index Sponsors.

The “ daily index factor
” for

each series of ETNs on any index business day will equal (1) the closing level of the Index to which those ETNs
are linked on such index business day divided by

(2) the closing level of the Index to which those ETNs are linked on the immediately preceding
index business day.

The “ investor fee
” for

each series of

ETN on the initial valuation date will equal zero. On each subsequent calendar day until maturity or
early redemption, the investor fee

for each series of ETN will be equal to (1) 0.45%

times

(2) the daily index factor for such series of ETN on that
day (or,

if such day is not an index business day, one)

times (3) the closing indicative value for such ETN on the immediately preceding calendar
day divided by (4)

365. Because the investor fee is calculated and subtracted from the closing indicative value on a daily basis, the net effect of the fee accumulates over time and is subtracted at the

rate of approximately 0.45%

per year.

Because the net effect of the investor fee is a fixed
percentage of the value of each ETN, the aggregate effect

of the investor fee will increase or decrease in a manner

directly proportional

to the value
of each ETN and the amount of ETNs that are held, as applicable.
A “
business

day
” means a Monday, Tuesday,

Wednesday,

Thursday or

Friday that is not a day on which banking institutions in New York
City generally are authorized

or obligated by law, regulation,

or executive order

to close.
A “ trading day
” with respect to the ETNs is a day (i) that is an

index business day, (ii) on which trading

is generally conducted

on NYSE
Arca and (iii) on which trading

is generally conducted on the markets on which the futures contracts underlying the relevant Index are traded, in
each case as determined by

the calculation agent in its sole discretion.
A “ valuation date
” means each trading

day from January

17,

2018

to January 17,

2048, inclusive, subject

to postponement due to the
occurrence

of a market disruption event, such postponement not to exceed five trading days.

The “ initial valuation date
” for the ETNs is January

17,

2018.

The “ final valuation date
”

for the ETNs is January

17,

2048.
Payment Upon Holder

Redemption and Issuer Redemption

Up to the valuation date immediately preceding

the final

valuation date, and subject to certain restrictions,

holders may elect to redeem
their ETNs on any redemption

date during the term of the ETNs,

provided

that they present at least

50,000

ETNs of the

same series for redemption,
or their broker

or other financial intermediary (such as a bank or other financial institution not required to register as a

broker

-dealer to engage in
securities transactions) bundles their ETNs for

redemption

with those of other investors to reach this minimum. We may from time to time, in our sole discretion, reduce this minimum

redemption

amount on a consistent basis

for all holders of ETNs. If holders choose

to redeem their ETNs, they
will receive a cash payment in U.S. dollars

for each ETN on the applicable redemption

date equal to the

closing indicative value applicable to such
ETN on the applicable valuation date.
Prior to maturity, we may redeem

the ETNs (in whole but not in part) at our sole discretion on any business day on or after the inception
date until and including maturity. If we

redeem the ETNs, holders will receive a cash payment in U.S. dollars per ETN in an amount equal to the
closing indicative value applicable to such ETN on the applicable valuation date.
Redemption Date
A “ redemption date ” is:

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

●

in the case of holder redemption,

the second business day following each valuation date (other than the final valuation date).
The final redemption

date will

be the second business day

following the valuation date that is immediately prior to the final valuation date; and
●

in the case of issuer redemption,

the fifth

business day following the

valuation date specified by us in the issuer redemption
notice, which will in no event be prior

to the tenth

calendar day following

the date on which we deliver such notice.
In the event that payment upon

early redemption is deferred

beyond

the original redemption date, penalty interest

will not accrue or be
payable with

respect to that deferred

payment.
Early Redemption Procedures
Holder Redemption

Procedures
Holders may, subject

to the minimum redemption

amount described above, elect to redeem their ETNs on any redemption date. To redeem
their ETNs, holders must instruct their broker

or other person

through whom holders hold their ETNs to deliver a notice

of holder redemption,

to us
via facsimile or email by no

later than 4:00 p.m., New York

City time,

on the business day prior

to the valuation date specified in their notice of
redemption.

If holders elect to redeem their ETNs on a redemption

date that

is later

in time than the redemption

date resulting from our subsequent
election to exercise our issuer redemption

right, their election to redeem their ETNs will be deemed to be ineffective, and their ETNs will instead be redeemed

on the redemption

date pursuant to such issuer redemption.
Issuer Redemption Procedures
We have

the right to redeem or “call” the ETNs (in whole but not in

part) at our sole discretion without holders’ consent on any business day on or after inception date until and including

maturity. If we elect to redeem

the ETNs,

we will deliver written notice of

such election to redeem
to the holders of such ETNs not less than ten calendar days prior to the redemption date on which we intend to redeem the ETNs. In this scenario, the final valuation date will be the date specified by us

as such in such notice (subject to postponement in the event of a market disruption event), and the ETNs will be redeemed

on the fifth business day following such valuation date, but in no event prior to the tenth

calendar day following

the
date on which we deliver such notice.
Market Disruption Event
As set forth under

“—Payment at Maturity,” “—

Payment Upon

Holder Redemption”

and “—Issuer Redemption Procedures” above,

the
calculation agent will determine the level of the relevant

Index on each valuation date, including the final valuation date. As described above, a valuation date for any series of ETNs may

be postponed and

thus the determination of the level of the

relevant Index

may be postponed

if the
calculation agent determines that, on a valuation date, a market disruption event has occurred

or is continuing in respect of any index component.
If such a postponement occurs,

the value of the index components unaffected by the market disruption event shall be determi ned on the scheduled
valuation date and the value of the affected

index component

shall be determined using the closing value of

the affected index component

on the
first trading day after that day on which

no market disruption event occurs

or is continuing. In no event, however,

will a

valuation date for a series
of ETNs be postponed

by more

than five trading days.
If a valuation date is postponed

until the fifth trading day following the scheduled valuation date but a market disruption event occurs or is
continuing on

such day, that day will nevertheless be the valuation

date and the calculation agent will make a good

faith estimate in its sole
discretion of the level of the relevant Index

for such day.
Any of the following will be a “market disruption event” :
●

a material limitation, suspension or disruption in the trading of any index component which results in a failure by the trading
facility on which the relevant contract

is traded to report a daily contract reference

price (the price of the relevant contract that is
used as a reference

or benchmark

by market participants);
●

the daily contract reference

price for any index component

is a

“limit price”, which means that the daily contract reference price
for such contract has increased or decreased

from the previous day’s daily contract reference

price by the maximum amount
permitted under

the applicable rules or procedures

of the relevant trading facility;
●

failure by the Index

Sponsors to publish the closing value of the relevant Index or of the applicable trading facility or other price
source to announce

or publish the daily contract reference

price for one or more

index components; or

●

any other event, if the calculation agent determines in its sole discretion that the event materially interferes with our

ability or the
ability of any of our

affiliates to unwind all or a material portion of a hedge with respect to the ETNs that we or our affiliates have
effected or

may effect.
The following events will not be market disruption

events:
●

a limitation on the hours or numbers

of days of trading on a trading facility on which any index component is traded, but only if
the limitation results from an announced

change in the regular business hours of the relevant market; or

●

a decision by a trading facility to pe

rmanently discontinue trading in any index component.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

Default Amount on Acceleration
If an Event of Default (as defined below)

occurs and the maturity of the ETNs is

accelerated, the amount declared

due and payable

upon
any acceleration of the ETNs will be determined

by the calculation agent and will equal, for each ETN, the closing indicative value on the date of acceleration.
Discontinuance or Modification

of an Index
If the Index Sponsors

discontinue publication of an Index and they or any

other person or entity publishes an index that

the calculation
agent determines is comparable

to the discontinued Index and approves

as a

successor index, then the calculation agent will determine the level of the relevant Index

on the applicable valuation date and the amount payable at maturity or upon early redemption by

reference to such successor
index.
If the calculation agent determines that the publication of an Index is discontinued and that there is no successor index, or that the closing
level of an Index is not available because of a

market disruption event or for

any other reason, on the date on which the level of that Index is required

to be determined, or if for any other reason

an Index is not available to

us or the calculation agent on the relevant date, the calculation agent will determine the amount payable by

a computation methodology

that the

calculation agent determines will as closely as reasonably
possible replicate the relevant Index.
If the calculation agent determines that an Index, the index com ponents of an Index or the method

of calculating an Index has been
changed at any time in any respect—including

any addition, deletion or substitution and any reweighting

or rebalancing

of index components,

and
whether the change is made by the Index

Sponsors under

their existing policies

or following a modification of those policies, is due to the publication of a successor index, is due to events affecting one or more

of the index components, or is due to any other reason—then the calculation agent will be

permitted (but not required)

to make such adjustments

to that Index or method

of calculating that

Index as it believes are
appropriate

to ensure that the level of the Index used to determine the amount payable on the maturity date or upon redemption

is equitable.
All determinations and adjustments to be made by the calculation agent with respect to the level of an Index and the amount payable

at
maturity or upon early redemption

or otherwise relating to the

value of an Index may be made in the calculation agent’s sole discretion.

Description of iPath
®

Series B Bloomberg

Natural Gas

Subindex Total Return
SM

Exchange-Traded Notes
Terms

defined within this “Description of iPath
®

Series B Bloomberg

Natural Gas Subindex Total Return
SM

Exchange-Traded

Notes” section

are
defined only with respect to this section.
General
The return of the iPath
®

Series B Bloomberg

Natural Gas Subindex Total Return
SM

Exchange

-Traded

Notes (the “
ETNs
”) is

linked to the
performance

of the Bloomberg Natural Gas Subindex Total Return
SM

(the “
Index
”). The Index is a sub-index of the Bloomberg

Commodity Index
Total Return
SM

(the “
Commodity   Index ” or the “ BCOM Index
”). The Index is composed of one or

more futures contracts on commodity of natural
gas (the “ index components
”) and is

intended to reflect the returns

that are potentially available through

(1) an unleveraged investment in those
contracts plus (2) the rate of interest that could be earned on cash collateral invested in specified Treasury

Bills. The BCOM Index is an index on a
basket of futures contracts

on physical commodities and is designed to be a benchmark

for commodities as

an asset class. The Index is the
exclusive property

of UBS Securities

LLC (collectively with its affiliates, “
UBS
”) and its licensor. On July 1, 2014,

UBS entered into a commodity index
license agreement with Bloomberg

Finance L.P., whereby

UBS has engaged Bloomberg’s services for calculation, publication, administration

and
marketing of the Bloomberg

Commodity Indexes
SM
. The Index

is now calculated,

administered and published by

Bloomberg

Index Services Limited
(“ BISL ” or the “ Index   Administrator
” and, collectively

with its affiliates, “
Bloomberg
” and, together with UBS, the

“
Index Sponsors
”). The ETNs

are
traded on the NYSE Arca exchange

under the ticker symbol “GAZ.”
Inception, Issuance and Maturity
The ETNs were first sold on March

8, 2017

(the “
inception date
”). The ETNs

were first issued on March

13, 2017

(the “
issue date ”) and will
be due on March

5, 2037

(the “
maturity date ”).
If the maturity date is not a business day,

the maturity date will be the next following business day.

If the final valuation date is postponed,
the maturity date will be the fifth business day following

the final valuation date, as postponed. The calculation agent may postpone the final valuation date—and therefore

the maturity date—of the ETNs if a market disruption event occurs or is continuing on a day that would otherwise be
the final valuation date or if the level of the Index

is not available or cannot be calculated.
In the event that payment at maturity is

deferred

beyond

the stated

maturity date, penalty

interest will not accrue

or be payable with
respect to that deferred

payment.
Coupon
We will not pay

holders interest during

the term of the ETNs.
Denomination
The ETNs are in denominations of $50. We reserve

the right to initiate a split or reverse split of the ETNs in our sole discretion.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

Split or Reverse Split of the ETNs
On any business day we

may elect to initiate a split of the ETNs or a reverse split of the ETNs. Such date shall be deemed to be the
“ announcement date
,” and we will issue

a notice to holders of the relevant ETNs and a press release announcing the split

or reverse split,
specifying the effective date of

the split or reverse split and the split or reverse

split ratio.
If the ETNs undergo

a split,

we will adjust the terms of the ETNs accordingly.

The record

date for the split

will be the 9th business day after
the announcement date. Any adjustment of closing indicative value will be rounded

to 8 decimal places.

The split will become effective at the
opening of trading

of the ETNs

on the business day immediately following

the record

date.
In the case of a reverse split, we reserve the

right to address odd numbers

of ETNs (commonly referred

to as

“partials”) in a commercially
reasonable manner

determined by

us in our sole discretion. The record date for the reverse split will be on the 9th business day after the announcement

date. Any adjustment of closing indicative value will be rounded to 8 decimal places.

The reverse split will become

effective at the
opening of trading

of the ETNs

on the business day immediately following

the record

date.

In the case of a reverse split, holders who

own a number

of ETNs on the record date which is

not evenly divisible by the split ratio will
receive the same treatment as all other

holders for the maximum number

of ETNs they hold which is

evenly divisible by the split ratio, and we will
have the right to compensate holders

for their remaining or

“partial” ETNs

in a commercially reasonable manner

determined by

us in our sole
discretion. Our current intention is to provide

holders with a cash payment for their partials on the 17
th

business day following the announcement
date in an amount equal to the appropriate

percentage of the closing indicative value of the reverse split-adjusted ETNs on the 14 th

business day
following the announcement

date.
In the event of a reverse split, the redemption

amount will be adjusted accordingly by the Issuer, in its sole discretion and in a commercially
reasonable manner,

to take into account the reverse split.
Payment at Maturity
If holders hold their ETNs to maturity, they

will receive a cash payment in U.S. dollars per ETN equal to the closing indicative value on the
final valuation date.
The “
closing

indicative value
” for each ETN on the initial

valuation date was equal to $50. On each subsequ

ent calendar day until maturity
or early redemption,

the closing indicative value for each ETN will equal (1) the closing indicative value on the immediately preceding calendar day
times

(2) the daily index factor on such calendar

day (or,

if such day is not an index business day, one)
minus

(3) the investor fee on such calendar
day. If

the ETNs undergo

any splits

or reverse splits, the closing indicative value will be adjusted accordingly.
An “
index business

day
” is a

day on which the Index

is calculated and published by the Index Sponsors.
The “ daily index factor
” for

each ETN on any index business day will equal (1)

the closing level

of the Index on

such index business day
divided   by

(2) the closing level of the Index on the immediately preceding index business day.
The “ investor fee
” for

each ETN on the initial valuation date was equal to zero. On each subsequent calendar day until maturity or early
redemption, the investor fee for each ETN will

be equal to (1) 0.45%
times

(2) the closing indicative value on the immediately preceding calendar
day times

(3) the daily index factor on that day (or,

if such day is not an index business day,

one)
divided by

(4) 365. Because the investor fee is
calculated and subtracted from

the closing indicative value on a daily basis, the net effect of the investor fee accumulates over time and is
subtracted at the rate of approximately

0.45%

per year.

Because the net effect of the investor fee is a fixed percentage of the value of each ETN, the aggregate effect of the investo

r

fee will increase or decrease in a manner directly proportional to the value of each ETN

and the amount of ETNs
that are held, as applicable.
A “
business

day
” means a Monday, Tuesday,

Wednesday,

Thursday or

Friday that is not a day on which banking institutions in New York
City generally are authorized

or obligated by law, regulation,

or executive order

to close.

A “ trading day
” with respect to the ETNs is a day that is an

index business day and a business day and a day on which

trading is generally
cond

ucted on NYSE Arca, in each case as determined by the calculation agent in its sole discretion.
A “ valuation date
” means each trading

day from March

8, 2017

to March 2, 2037,

inclusive, subject

to postponement due to the
occurrence

of a market disruption event, such postponement not to exceed five trading days or,

if such date is not a trading day,

the next
succeeding trading

day.
The “ initial valuation date ” for the ETNs is March 8, 2017.
The “ final valuation date
”

for the ETNs is March 2, 2037.
Payment Upon Holder

Redemption and Upon Issuer Redemption
Up to the valuation date immediately preceding

the final

valuation date and subject to certain restrictions, holders may elect to redeem
their ETNs on any redemption

date during the term of the ETNs,

provid

ed that they present at least

50,000

of the ETNs

for redemption

or their
broker

or other financial intermediary (such as a bank or other financial institution not required to register as

a broker

-dealer to engage in securities
transactions) bundles their ETNs for redemption

with those of other investors to reach this minimum. We may from time to time, in our sole
discretion, reduce this minimum redemption

amount on a consistent basis

for all holders of the ETNs. If holders

choose to redeem their ETNs, they

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

will receive a cash payment in U.S. dollars

for each ETN on the applicable redemption

date equal to the

closing indicative value on

the applicable
valuation date.

Prior to maturity, we may redeem

the ETNs (in whole but not in part) at our sole discretion on any business day on or after the inception
date until and including maturity. If we

redeem the ETNs, holders will receive a cash payment in U.S. dollars per ETN in an amount equal to the
closing indicative value on the applicable valuation date.
A “ redemption date ” is:
●

in the case of holder redemption,

the third business day following each valuation date (other than the final valuation date). The final redemption

date will

be the third business day

following the valuation date that is immediately prior

to the final

valuation
date; and
●

in the case of issuer redemption,

the fifth

business day following the

valuation date specified by us in the issuer redemption
notice, which will in no event be prior

to the tenth

calendar day following

the date on which we deliver such notice.
In the event that payment upon

early redemption is deferred

beyond

the original redemption date, penalty interest

will not accrue or be
payable with

respect to that deferred

payment.
Early Redemption Procedures
Holder Redemption

Procedures
Holders may, subject

to the minimum redemption

amount described above, elect to redeem their ETNs on any redemption date. To redeem
their ETNs, holders must instruct their broker

or other person

through whom holders hold their ETNs to deliver a notice

of holder redemption

to us
via facsimile or email by no

later than 4:00 p.m., New York

City time,

on the business day prior

to the applicable valuation date.
If holders elect to redeem their ETNs on a redemption

date that

is later in time than the redemption

date resulting from our subsequent
election to exercise our issuer redemption

right, their election to redeem their ETNs will be deemed to be ineffective, and their ETNs will instead be redeemed

on the redemption

date pursuant to such issuer redemption.
Issuer Redemption Procedures
We have

the right to redeem or “call” the ETNs (in whole but not in

part) at our sole discretion without holders’ consent on any business day on or after inception date until and including

maturity. If we elect to redee

m

the ETNs,

we will deliver written notice of

such election to redeem
to the holders of such ETNs not less than ten calendar days prior to the redemption date on which we intend to redeem the ETNs. In this scenario, the final valuation date will be the date specified by us

as such in such notice (subject to postponement in the event of a market disruption event), and the ETNs will be redeemed

on the fifth business day following such valuation date, but in no event prior to the tenth

calendar day following

the
date on which we deliver such notice.
Market Disruption Event
Each valuation date may be postponed

and thus the determination of the level of the Index may be postponed if that

valuation date is not a
trading day or

if the calculation agent determines that, on that valuation date, a market disruption event has occurred or is continuing in respect of
the Index. Any commodity

or commodity

futures contract constituting part of the Index is referred to as an “index component” for purposes of this section.

Any of the following will be a “market disruption event” :
●

a material limitation, suspension or disruption of the trading day in any index component included directly or indirectly in the
Index;
●

the settlement price for any

index component

included directly or indirectly in the Index is a “limit

price,” which means that the
settlement price for

that contract has increased or decreased from the previous

day’s settlement price by the maximum amount
permitted under

the applicable rules or procedures

of the relevant trading facility;

or
●

failure by the Index

Sponsor to announce

or publish the closing level

of the Index or of the applicable trading facility or other
price source to announce

or publish the settlement price or closing level for one or more index components.
The following events will not be market disruption

events:
●

a decision by a trading facility to permanently

discontinue trading in any index component.
If the calculation agent determines that any valuation date (including the final valuation date) is not a trading day for any

index component
or on any valuation date (including

the final valuation date) a market disruption event occurs or is continuing in respect of any index component,
that valuation date will be postponed

to the earlier of (i) the fifth trading day after the originally scheduled valuation date and (ii) the earliest date that the level, value or price

of each index component

that is

affected by

a market disruption event or by the non

-trading day can be determined.

If
such a postponement

occurs, the level, value or price of the index components unaffected by the market disruption event or non

-trading day will
be determined on the scheduled valuation date and the level, value or price of any affected index component

will be determined using the
settlement level, value or price

of that affected index component

on the first

trading day following

the scheduled valuation date on which no
market disruption event occurs or

is continuing for that affected index component.

In no event, however,

will a

valuation date be postponed by
more than five trading days.

If the calculation agent determines that a market disruption event occurs or is continuing in respect of any index

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

component

on the fifth trading day after the originally scheduled valuation date, the calculation agent will determine the level, value or price for the
affected index component

in good faith and in a commercially reasonable manner.
Default Amount on Acceleration
If an Event of Default (as defined below)

occurs and the maturity of the ETNs is

accelerated, the amount declared

due and payable

upon
any acceleration of the ETNs will be determined

by the calculation agent and will equal, for each ETN, the closing indicative value on the date of acceleration.
Discontinuance or Modification

of the

Index
If the Index Sponsors

discontinue publication of the Index and they or any other

person or entity publish an index that

the calculation agent
determines is comparable

to the Index and approves

as a

successor index, then the calculation agent will determine the level of the Index on the applicable valuation date and the amount payable

at maturity or upon

early redemption by

reference to such successor index.

If the calculation agent determines that the publication of the Index is discontinued

and that there is no successor index, or that the closing
level of the Index

is not available because of a market disruption event or for any other reason, on the date on which the level of the Index is
required

to be determined, or if for any other reason

the Index is not available

to us or the calculation agent on the relevant date, the calculation agent will determine the amount payable by

a computation methodology

that the

calculation agent determines will as closely as reasonably
possible replicate the Index.

If the calculation agent determines that the Index, the index components or the method of calculating the Index has been changed at any time in any respect — including any

addition, deletion or substitution and any reweighting

or rebalancing

of index components,

and whether the
change is made by the Index

Sponsors under

their existing policies

or following a modification of those policies, is due to the publication of a
successor index, is due to events affecting one or

more of the index components, or

is due to any other reason — then the calculation agent will be permitted (but not required)

to make such adjustments

to the Index or

method of calculating the Index as it believes

are appropriate

to ensure that
the level of the Index used to determine the amount payable

on the maturity date or upon redemption

is equitable.

All determinations and adjustments to be made by the calculation agent may be made in the calculation agent’s sole discretion.
Description of iPath
®

Series B S&P 500
®

VIX Short

-Term Futures
TM

Exchange-Traded Notes and iPath
®

Series B S&P 500
®

VIX Mid

-Term
Futures
TM

Exchange-Traded Notes
Terms

defined within this “Description of iPath
®

Series B S&P 500
®

VIX Short-Term

Futures
TM

Exchange-Traded

Notes and iPath
®

Series B S&P 500
®

VIX Mid-Term

Futures
TM

Exchange-Traded

Notes” section

are defined only with respect to this section.
General
The return of iPath
®

Series B S&P 500
®

VIX Short-Term

Futures
TM

Exchange

-Traded Notes (“
VXX   ETN
”) is

linked to the performance of the
S&P 500
®

VIX Short-Term

Futures Index TR and the return

of the iPath
®

Series B S&P 500
®

VIX Mid-Term

Futures
TM

Exchange

-Traded Notes (“
VXZ
ETN ,” together with the VXX ETN, the “ ETNs
”) is

linked to the performance

of the S&P 500
®

VIX Mid-Term

Futures Index TR (each, an “
Index ” and
collectively, the

“
Indices
”). The Indices are designed to provide investors with exposure to one or more

maturities of

futures contracts (the “
index
components
”)

on the CBOE Volatility Index

®

(the “
VIX   Index ” or “ VIX
”). The Indices were created by S&P Dow

Jones Indices LLC (“
S&P Dow Jones
Indices ” or the “ index sponsor
”). The index sponsor calculates

the level of the relevant Index

daily when the Chicago Board Options Exchange,
Incorporated

(the “
CBOE
”) is

open (excluding

holidays and weekends) and

publishes it

as soon as practicable thereafter.

The ETNs are traded on
the CBOE BZX Exchange under

the ticker symbols “VXX”

and “VXZ,” respectively.
Inception, Issuance and Maturity
Each series of ETNs were first sold on

January 17,

2018

(the “
inception date
”). Each series

of ETNs were first issued on January

19, 2018
(the “ issue date
”) and each will be due on January

23, 2048 (the “
maturity date ”).
If the maturity date for a series of ETNs is not a business day,

the maturity date will be the next following business day.

If the final valuation
date is postponed, the maturity date will be the fifth business day following the final valuation date, as postponed

.

The calculation agent may
postpone the final valuation date—and therefore

the maturity date—of the ETNs if a market disruption event occurs or is continuing on a day that would otherwise be the final valuation date or

if the level of the Index is not available or cannot be calculated. In the event that payment at maturity is deferred

beyond

the stated

maturity date, penalty interest will not accrue or be payable with respect to that deferred payment.
Coupon
We will not pay

holders interest during

the term of the ETNs.
Denomination
The ETNs are in denominations of $27.193879

for the iPath
®

Series B S&P 500
®

VIX Short-Term

Futures
TM

ETNs and $16.855272

for the
iPath
®

Series B S&P 500
®

VIX Mid-Term

Futures
TM
. We reserve the right to initiate a split or reverse

split

of the ETNs in our sole discretion.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

Split or Reverse Split of the ETNs
On any business day we

may elect to initiate a split of the ETNs or a reverse split of the ETNs. Such date shall be deemed to be the
“ announcement date
,” and we will issue

a notice to holders of the relevant ETNs and a press release announcing the split

or reverse split,
specifying the effective date of

the split or reverse split and the split or reverse

split ratio.
If a series of ETNs undergoes

a split,

we will adjust the terms of such series of ETNs accordingly.

The record

date for the split

will be the 9th
business day after the announcement

date. Any adjustment of closing indicative value of such series of ETNs will be rounded to 8 decimal places.
The

split will become

effective at the opening of trading of such series of ETNs on the business day immediately following the record date.
In the case of a reverse split of a series of ETNs, we reserve the right to address odd numbers

of ETNs of such series (commonly referred to
as “partials”) in a commercially reasonable manner

determined by

us in our sole discretion. The record date for the reverse split will be on the 9th business day after the announcement

date. Any adjustment of closing indicative value of such series of ETNs will be rounded to 8 decimal places.
The reverse split will become effective

at the opening of trading

of such series

of ETNs on the business day immediately following

the record

date.

In the case of a reverse split of a series of ETNs, holders who own a number

of ETNs of such series

on the record

date which is

not evenly
divisible by the split ratio will receive the

same treatment as all other holders of such series of ETNs for the maximum number of ETNs of such
series they hold which is evenly divisible by the

split ratio, and we will have the right to

compensate holders for their remaining

or “partial” ETNs

in
a commercially reasonable

manner determined

by us in our sole discretion. Our current intention is to provide holders with a cash payment for their partials on the 17
th

business day following the announcement

date in an amount equal to the

appropriate

percentage of the closing indicative
value of the reverse split-adjusted ETNs on

the 14
th

business day following the announcem

ent date.
In the event of a reverse split, the redemption

amount will be adjusted accordingly by the Issuer, in its sole discretion and in a commercially
reasonable manner,

to take into account the reverse split.
Payment at Maturity
If holders hold their ETNs to maturity, they

will receive a cash payment in U.S. dollars per ETN equal to the closing indicative value on the
final valuation date.
The “
closing

indicative value
” for the iPath
®

Series B S&P 500
®

VIX Short-Term

Futures
TM

ETNs on the initial

valuation date was equal to
$27.193879,

and the closing indicative value for the iPath
®

Series B S&P 500
®

VIX Mid-Term

Futures
TM

ETNs on the initial

valuation date was equal
to $16.855272.

On each subsequent calendar day until maturity or early redemption of the relevant series

of ETNs, the closing indicative value for
each series of ETNs will equal (1) the closing indicative value for that series on the immediately preceding calendar day
times

(2) the daily index
factor for that series on such calendar

day (or,

if such day is not an index business day, one)
minus

(3) the investor fee on such calendar day.

If the ETNs undergo

a split

or reverse split,

the closing indicative value will similarly be adjusted accordingly.
An “
index business

day
” is a

day on which the Index

is calculated and published by the index sponsor.

The “ daily index factor
” for

a series of ETNs on any index business day will equal (1) the closing level of the Index for that series on such
index business day divided by

(2) the closing level of the Index for that series on the immediately preceding index business day.
The “ investor fee
” for

each series of ETNs on the initial valuation date was equal to zero. On each subsequent calendar day until maturity
or early redemption,

the investor fee for each series of ETNs will be equal to (1) 0.89%
times

(2) the closing indicative value for that series on the
immediately preceding

calendar day
times

(3) the daily index factor for that series on that day (or,

if such day is not an index business day, one)
divided by

(4) 365.

Because the investor fee is

calculated and subtracted from

the closing indicative value on a daily basis, the net effect of the fee accumulates over

time and is subtracted at the rate of 0.89% per year,

which we refer to as the “
investor fee rate
”. Because

the net effect of the
investor fee is a fixed percentage

of the value of

each ETN, the aggregate effect of

the investor fee will increase or decrease in a manner

directly
proportional

to the value of each ETN

and the amount of ETNs that are held, as applicable.
A “
business

day
” means a Monday, Tuesday,

Wednesday,

Thursday or

Friday that is not a day on which banking institutions in New York
City generally are authorized

or obligated by law, regulation,

or executive order

to close.
A “ trading day
” for a series of ETNs is a day on which

(1) it is a business day in New York, (2)

trading is generally conducted

on the CBOE
BZX Exchange and (3)

trading is generally conducted

on the CBOE,

in each case as determined by the calculation agent in its sole discretion.
A “ valuation date
” means each trading

day from January

17,

2018

to January 17,

2048, inclusive, subject

to postponement due to the
occurrence

of a market disruption event, such postponement not to exceed five trading days. We refer to January

17,

2018

as the

“
initial valuation
date
” and January

17,

2048

as the

“
final valuation date ” for the ETNs.
Payment Upon Holder

Redemption and Issuer Redemption
Up to the valuation date immediately preceding

the final

valuation date, and subject to certain restrictions,

holders may elect to redeem
their ETNs on any redemption

date during the term of the ETNs,

provided

that they present at least

25,000

ETNs of the

same series for redemption,
or their broker

or other financial intermediary (such as a bank or other financial institution not required to register as a

broker

-dealer to engage in
securities transactions) bundles their ETNs for

redemption

with those of other investors to reach this minimum. We may from time to time, in our sole discretion, reduce this minimum

redemption

amount on a consistent basis

for all holders of ETNs. If holders choose

to redeem their ETNs, they
will receive a cash payment in U.S. dollars

for each ETN on the applicable redemption

date equal to the

closing indicative value applicable to such
ETN on the applicable valuation date minus the redemption

charge.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

The “ redemption charge
” is a one-time charge imposed upon

holder redemption

and is

equal to 0.05%
times

the closing indicative value
on the applicable valuation date. The redemption

charge is intended to allow us to

recoup

the brokerage

and other transaction costs that

we will
incur in connection with redeeming

the ETNs.

The proceeds we receive

from the redemption

charge may

be more or less than

such costs.
We may redeem

the ETNs (in whole but not in part) at our sole discretion on any business day on or after the inception date until

and
including maturity. If we

redeem the ETNs, holders will receive a cash payment in U.S. dollars per ETN in an amount equal to the closing indicative
value applicable to such ETN on the applicable valuation date.
A “ redemption date ” is:
●

in the case of a holder redemption,

the second business day following the applicable valuation date (which must be earlier than the final valuation date) specified in their notice of redemption.

Accordingly,

the final

redemption

date will

be the second
business day following the valuation date that

is immediately prior to the final valuation date; and
●

in the case of an issuer redemption,

the fifth business day following the valuation date that we specify in an issuer redemption notice, which will in no event be prior

to the tenth

calendar day following

the date on which we deliver such notice.
In the event that payment upon

early redemption is deferred

beyond

the original redemption date, penalty interest

will not accrue or be
payable with

respect to that deferred

payment.
Early Redemption Procedures
Holder Redemption

Procedures
Holders may, subject

to the minimum redemption

amount described above, elect to redeem their ETNs on any redemption date. To redeem
their ETNs, holders must instruct their broker

or other person

through whom holders hold their ETNs to deliver a notice

of holder redemption

to us
via facsimile or email by no

later than 4:00 p.m., New York

City time,

on the business day prior

to the applicable valuation date specified in their
notice of redemption.
If holders elect to redeem their ETNs on a redemption

date that

is later in time than the redemption

date resulting from our election to
exercise our issuer redemption

right, their election to redeem their ETNs will

be deemed to be ineffective, and their ETNs will instead be redeemed on the redemption

date pursuant to such issuer redemption.
Issuer Redemption Procedures
We have

the right to redeem or “call” the ETNs (in whole but not in

part) at our sole discretion without holders’ consent on any business day on or after inception date until and including

maturity. If we elect to redeem

the ETNs,

we will deliver written notice of

such election to redeem
to the holders of such ETNs not less than ten calendar days prior to the redemption date on which we intend to redeem the ETNs. In this scenario, the final valuation date will be the date specified by us

as such in such notice (subject to postponement in the event of a market disruption event), and the ETNs will be redeemed

on the fifth business day following such valuation date, but in no event prior to the tenth

calendar day following

the
date on which we deliver such notice.
Market Disruption Event
If an Index is not published on an index business day,

or if a market disruption event or a force

majeure event (each as defined below) has
occurred

or is occurring, and such event affects any Index, any futures contract underlying any Index and/or the ability to hedge any Index, the
calculation agent may (but is not required

to) make determinations and/or adjustments to the affected Index or method of calculating the affected
Index. The determination of the value of an ETN on a valuation date, including the final valuation date, may be postponed if the calculation agent
determines that a marke

t

disruption or force

majeure event has occurred

or is

continuing on such valuation date. In no event, however,

will a
valuation date for any series of ETNs be postponed

by more

than five trading days. If a valuation

date is postponed

until the fifth trading day
following the scheduled valuation date but a market disruption event occurs or is continuing on such day,

that day will nevertheless be the
valuation date and the calculation agent will make a good

faith estimate

in its sole discretion of the value of the relevant

Index for

such day. All
determinations and adjustments to be made by the calculation agent may be made in the calculation agent’s sole discretion.
The occurrence

or existence of any of the following, as

determined by

the calculation agent in

its sole discretion, will constitute a “
market
disruption

event
”:
●

the index sponsor does not publish the level of an Index

on any index business day;
●

a suspension, absence or material limitation of trading of equity securities then constituting 20% or more of the level of the S&P
500
®

Index on the relevant exchanges

(as defined below) for such securities for more than one hour of trading during, or during
the one hour period

preceding the close of, the principal trading session on such relevant exchange;
●

a breakdown

or failure in the price and trade reporting

systems

of any relevant exchange

for the S&P 500
®

Index as a result of
which the reported

trading prices for equity securities then constituting 20% or more of the level

of the S&P 500
®

Index are
materially inaccurate (i) during

the one hour preceding

the close of the

principal trading session on such relevant exchange

or
(ii) during any one

hour period

of trading on such relevant exchange;
●

a suspension, absence or material limitation of trading on any relevant exchange for

the futures contracts on the VIX Index (or
any relevant successor index)

for more

than one hour

of trading during, or during the one hour period preceding the close of, the principal trading session on such relevant

exchange;
●

a bre

akdown or

failure in the price and trade reporting

systems

of the relevant exchange for the futures contracts on the VIX
Index (or

the relevant successor index) as a result of which the reported trading prices for options on the S&P 500
®

Index (“
SPX

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

Options
”) or futures contracts on the VIX Index (or

futures contracts on the relevant successor index) during

the one hour
period preceding,

and including, the scheduled time at which the

value of SPX Options is calculated for purposes of the VIX
Index (or

the relevant successor index) are materially inaccurate;
●

a decision to permanently discontinue trading

in SPX Options or futures contracts on the VIX Index (or

futures contracts on the
relevant successor index);
●

on any index business day,

the occurrence

or existence of a lack

of, or a material decline in, the liquidity in the market for trading in any futures contract

underlying

an Index;

●

any event or any condition

(including without limitation any event or condition that occurs as a result of the enactment, promulgation,

execution, ratification, interpretation or application of, or any change in or amendment to, any law, rule or
regulation by an applicable governmental

authority) that results

in an illiquid marke

t

for trading in any futures contract
underlying

an Index; and

●

the declaration or continuance

of a general moratorium

in respect of banking activities

in any relevant city.
A force majeure event includes any event or

circumstance (including, without limitation, a systems failure, natural or man-made disaster,
act of God, armed conflict, act of terrorism, riot or labor

disruption or any similar intervening circumstance)

that the

calculation agent determines
to be beyond the calculation agent’s reasonable co

ntrol and to materially affect any Index, any futures contract underlying any Index, or the
calculation of the VIX Index.
For purposes

of determining whether

a market disruption event has occurred:
●

a limitation on the hours or number

of days of trading will

not constitute a market disruption event if it results from an announced

change in the regular business hours of the relevant exchange for the S&P 500
®

Index or the VIX Index (or the
relevant successor index);
●

limitations pursuant to the rules of any relevant exchange

similar to NYSE Rule 80B (or

any applicable rule or regulation

enacted
or promulgated

by any other self-regulatory

organization or any government agency of scope similar to NYSE Rule 80B as determined by

the index sponsor) on trading

during significant market fluctuations

will constitute a suspension, absence or
material limitation of trading;
●

a suspension of trading in an SPX Option or a futures

contract on the VIX Index

(or futures contract on

the relevant successor
index) by the relevant exchange

for the VIX Index (or

the relevant successor index) by reason of:
●

a price change

exceeding limits set by such relevant exchange,
●

an imbalance of orders relating to such options, or
●

a disparity in bid and ask quotes relating to such options
will, in each such case, constitute a suspension, absence or material limitation of trading on such relevant exchange;

and
●

a “suspension, absence or material limitation of trading” on any relevant exchange

will not include any time when such relevant
exchange is itself closed for trading

under ordinary

circumstances.
“ Relevant exchange
” means, with respect to the S&P

500
®

Index, the primary exchange

or market of trading for any equity security (or any
combination thereof) then included in the S&P 500
®

Index or,

with respect to the

VIX Index or

any relevant successor index, the primary exchange
or market for SPX Options or

futures contracts on the VIX Index (or

futures contracts on the relevant successor index).
Default Amount on Acceleration
If an Event of Default (as defined below)

occurs and the maturity of the ETNs is

accelerated, the amount declared

due and payable

upon
any acceleration of the ETNs will be determined

by the calculation agent and will equal, for each ETN, the closing indicative value on the date of acceleration.
Discontinuance or Modification

of an Index
If the index sponsor discontinues publication of an Index

and they or any other person

or entity

publishes an index that

the calculation
agent determines is comparable

to the discontinued Index and approves

as a

successor index, then the calculation agent will determine the level of the relevant Index

on the applicable valuation date and the amount payable at maturity or upon early redemption by

reference to such successor
index.
If the calculation agent determines that the publication of an Index is discontinued and that there is no successor index, or that the closing
level of an Index is not available because of a

market disruption event or for

any other reason, on the date on which the level of that Index is required

to be determined, or if for any other reason

an Index is not available to

us or the calculation agent on the relevant date, the calculation agent will determine the amount payable by

a computation methodology

that the

calculation agent determines will as closely as reasonably
possible replicate the relevant Index.
If the calculation agent determines that an Index, the index components of an Index or the method of calculating an Index has been
changed at any time in any respect—including

any addition, deletion or substitution and any reweighting

or rebalancing

of index components,

and
whether the change is made by the index sponsor

under its existing

policies or following

a modification of those policies, is due to

the publication
of a successor index, is due to events affecting one

or more

of the index components, or is due to any other reason—then the calculation agent will be permitted (but not required)

to make such adjustments

to that Index or method

of calculating that

Index as it believes are appropriate

to ensure
that the level of the Index used to determine the amount payable on the maturity date or upon redemption

is equitable.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

All determinations and adjustments to be made by the calculation agent with res pect to the level of an Index and the amount payable

at
maturity or upon early redemption

or otherwise relating to the

value of an Index may be made in the calculation agent’s sole discretion.
Description of Barclays ETN+ S&P VEQTOR™ Exchange-Traded Notes
Terms

defined within this “Description of Barclays

ETN+ S&P VEQTOR™ Exchange-Traded

Notes” section

are defined only with respect to this
section.
General
The return of the Barclays ETN+ S&P VEQTOR™

Exchange

-Traded

Notes (the “
ETNs
”) is linked to the performance

of the S&P 500
®

Dynamic VEQTOR™ (Volatility

EQuity Target Return)

Total Return Index

(the “
Index
”). The Index seeks to provide investors with broad

equity
market exposure with an implied volatility hedge

by dynamically allocating its notional investments among

three components: equity,

volatility and
cash. The equity component

of the Index is represented by the S&P 500
®

Total Return Index™

(the “
S&P 500 TR
”) and the volatility

component

of
the Index is represented

by the S&P 500 VIX

Short-Term

Futures™ Index TR (the “
Short-Term VIX

TR
” and together with the S&P 500 TR, the
“ Constituent Indices
”). The S&P 500 TR is

intended to provide

a performance

benchmark for the U.S. equity markets,

and the Short-Term

VIX TR
seeks to model the return

from a daily rolling long position in the first and second month VIX Index futures contracts. The Index is calculated,
maintained and published by S&P Dow

Jones Indices LLC (“
S&P Dow Jones Indices ” or the “ index sponsor
”). The ETNs

are traded on the CBOE
BZX Exchange (“ CBOE   BZX ”) under the ticker symbol “VQT.”
Inception, Issuance and Maturity
The ETNs were first sold on August 31,

2010

(the “
inception date
”). The ETNs

were first issued on September

3, 2010

(the “
issue date ”),
and each is due on September 8, 2020

(the “
maturity date ”).
Coupon
We will not pay

holders interest during

the term of the ETNs.
Denomination
The ETNs are in denominations of $100.00.
Payment at Maturity
If holders hold their ETNs to maturity, they

will receive a cash payment in U.S. dollars per ETN equal to the closing indicative value on the
applicable final valuation date.
The “
closing

indicative value
” for each ETN on any given calendar day will be calculated in the following manner.

The closing indicative
value on the initial valuation date was $100.00.

On each subsequent calendar day until maturity or early redemption, the closing indicative value for each ETN will equal (1) the closing indicative value on

the immediately preceding

calendar day
times

(2) the daily index factor on such calendar day
(or,

if such day is not an index business day, one)
minus

(3) the investor fee on such calendar day.
The “ daily index factor
” on

any index business day will equal (1) the closing level of the Index on such index business day
divided by
(2) the closing level of the Index

on the immediately preceding index business day.
The “ investor fee
” per

ETN on the initial valuation date was zero. On each subsequent calendar day until maturity or early redemption

,

the
investor fee per

ETN will be equal to (1) 0.95%
times

(2) the closing indicative value on the immediately preceding calendar day
times

(3) the daily
index factor on that day (or,

if such day is not an index business day, one)
divided by

(4) 365. Because the investor fee is calculated and subtracted from the closing indicative value on a daily basis,

the net effect of the fee accumulates over

time and is subtracted at the rate of 0.95%

per year,
which we refer to as the “ investor fee rate
”. Because

the net effect of the investor fee is a

fixed percentage of the value of each ETN, the aggregate
effect of the investor

fee will increase or decrease in a manner directly proportional to the value of each ETN

and the amount of ETNs that are held,
as applicable.
An “
index business

day
” is any day on which both the S&P 500
®

Total Return Index™

and the S&P 500 VIX Short-Term

Futures™ Index TR
are calculated.
A “ valuation date
” is each business day

from August 31,

2010

to August 31, 2020

inclusive (subject to the

occurrence

of a market
disruption event) or,

if such date is not a trading day,

the next succeeding trading day,

not to exceed five business days. In

that event, the valuation
date will be the first following trading day

on which the calculation agent determines that a market disruption event does not occur and is not
continuing. In no

event, however,

will any valuation date be postponed by more

than five trading days. We refer to August 31, 2010

as the

“
initial
valuation date
” and August 31,

2020

as the

“
final valuation date ”.
A “ trading day
” is a day on which

(1) it is a business day in New York

City, (2) trading

is generally conducted on the CBOE BZX and (3)
trading is generally conducted

on the CBOE,

in each case as determined by the calculation agent in its sole discretion.
Maturity Date
If the maturity date is not a business day,

the maturity date will be the next following business day.

If the fifth business day before

this day
does not qualify as a valuation date, then the maturity date will be the fifth business day following the final valuation date. The calculation agent
may postpone the final valuation date — and therefore

the maturity date — if a market disruption event occurs or

is continuing on a day that
would otherwise be the final valuation date.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

In the event that payment at maturity is

deferred

beyond

the stated

maturity date, penalty

interest will not accrue

or be payable with
respect to that deferred

payment.
A “
business

day
” means a Monday, Tuesday,

Wednesday,

Thursday or

Friday that is neither a day on which banking institutions in New
York

City

or London,

as applicable,

generally are authorized

or obligated by law, regulation,

or executive order

to close.
Payment Upon Early Redemption
Up to the valuation date immediately preceding

the final

valuation date and subject to certain restrictions, holders may elect to redeem
their ETNs on any redemption

date during the term of the ETNs,

provided

that they present at least

15,000

of the ETNs

for redemption

or their
broker

or other financial intermediary (such as a bank or other financial institution not required to register as

a broker

-dealer to engage in securities
transactions) bundles their ETNs for redemption

with those of other investors to reach this minimum. We may from time to time, in our sole
discretion, reduce this minimum redemption

amount on a consistent basis

for all holders of ETNs. If holders choose

to redeem their ETNs, they will
receive a cash payment

in U.S. dollars for each ETN on the applicable redemption

date equal to the

closing indicative value on

the applicable
valuation date.

A “ redemption date
” is the third business day

following each valuation date (other than the final valuation date). The final redemption date
will be the third business day following the

valuation date that is immediately prior to the final valuation date. In the event that payment upon
redemption

is deferred beyond

the original redemption date, penalty interest

will not accrue or be payable

with respect to that deferred payment.
Early Redemption Procedures
Holders may, subject

to the minimum redemption

amount described above, elect to redeem their ETNs on any redemption date. To redeem
their ETNs, holders must instruct their broker

or other person

through whom holders hold their ETNs to deliver a notice

of redemption to us via
facsimile or email by no later than 4:00

p.m., New York City time, on the business day prior

to the applicable valuation date.

Default Amount on Acceleration
If an Event of Default (as defined below)

occurs and the maturity of the ETNs is

accelerated, we will pay the

default amount in respect of
the principal of the ETNs at maturity. We

describe the default amount below

under “General Terms

of the ETNs—Default

Amount”.
Market Disruption and Force Majeure Events Relating to the ETNs
If the Index is not published

on an index business day, or

if a market disruption event or a force majeure

event (each as defined below) has
occurred

or is occurring, and such event affects the

Index, any futures contract underlying

the Index and/or

the ability

to hedge the Index, the
calculation agent may (but is not required

to) make determinations and/or adjustments to the affected Index or method of calculating the affected
Index.

The determination of the value of an ETN on a valuation date, including the final valuation date, may

be postponed if the calculation agent
determines that a market disruption or

force majeure

event has occurred

or is

continuing on such valuation date.

In no event, however,

will a
valuation date for the ETNs be postponed

by more

than five trading days.

If a valuation date is postponed until the fifth trading day following the
scheduled valuation date but a market disruption event occurs or is continuing on such day,

that day will nevertheless be the valuation date and the
calculation agent will make a good

faith estimate

in its sole discretion of the value of the Index

for such day.

All determinations and adjustments to
be made by the calculation agent may be made in the calculation agent’s sole discretion.
The occurrence

or existence of any of the following, as

determined by

the calculation agent in its sole discretion, will constitute a “
market
disruption   event ”:
●

the index sponsor does not publish the level of the Index

on any index business day or the Index is otherwise not available;
●

a suspension, absence or material limitation of trading of equity securities then constituting 20% or more of the level of the S&P
500 TR on the relevant exchanges (as defined below)

for such securities for more than two hours of trading

(one hour

on any
day that is an “index roll date” for

purposes of calculation of the CBOE Volatility Index

®

(the “
VIX   Index ” or “ VIX ”) or any
relevant successor index) during,

or during

the one hour period preceding the close of, the principal trading session on such relevant exchange;
●

a breakdown

or failure in the price and trade reporting

systems

of any relevant exchange

for the S&P 500 TR as a result

of which
the reported trading

prices for equity securities then constituting 20% or more

of the level

of the S&P 500

TR are materially
inaccurate (i) during

the one hour preceding

the close of the

principal trading session on such relevant exchange

or (ii) during
any one hour

period of trading

on such relevant exchange on any day

that is

an “index roll date” for purpose

of calculating the
VIX Index or

the relevant successor index;
●

a suspension, absence or material limitation of trading on any relevant exchange for

the Short-Term

VIX TR (or any relevant
successor index) for more

than two hours of trading (one

hour on any day that is an “index

roll date” for purposes

of calculation
the Short-Term

VIX TR or the relevant successor index) during,

or during

the one hour period preceding the close

of, the
principal trading session on such relevant

exchange;
●

a breakdown

or failure in the price and trade reporting

systems

of the relevant exchange for the Short-

Term VIX

TR (or the
relevant successor index) as a result of which

the reported trading

prices for the relevant futures contracts on the VIX Index (or futures on the relevant successor index) during

the one hour period preceding,

and including, the scheduled time

at which the
value of the futures contracts on the VIX

Index are calculated for purposes

of the Short-Term

VIX TR (or the relevant successor
index) are materially inaccurate;

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

●

a suspension, absence or material limitation of trading on any relevant exchange for

the VIX Index (or

any relevant successor
index) for more

than two hours of trading (one

hour on any day that is an “index

roll date” for purp

oses of calculation

the VIX
Index or the relevant successor index) during,

or during the one hour period

preceding the close

of, the principal trading session
on such relevant exchange;
●

a breakdown

or failure in the price and trade reporting

systems

of the relevant exchange for the VIX Index

(or the relevant
successor index) as a result of which the reported

trading prices for options on

the S&P 500
®

Index (“
SPX   Options ”) or futures
on the VIX Index (or

futures on the relevant successor index) during

the one

hour period preceding, and including, the scheduled
time at which the value of SPX Options is calculated for

purposes of the VIX Index (or

the relevant successor index) are
materially inaccurate;
●

a decision to permanently discontinue trading

in SPX Options or futures on the VIX Index (or

futures on the relevant successor
index);
●

on any index business day,

the occurrence

or existence of a lack

of, or a material decline in, the liquidity in the market for trading in any futures contract

underlying

the Index;

●

any event or any condition

(including without limitation any event or condition that occurs as a result of the enactment, promulgation,

execution, ratification, interpretation or application of, or any change in or amendment to, any law, rule or
regulation by an applicable governmental

authority) that results

in an illiquid market for trading

in any futures contract
underlying

the Index; and

●

the declaration or continuance

of a general moratorium

in respect of banking activities

in any relevant city.
A force majeure event includes any event or

circumstance (including, without limitation, a systems failure, natural or man-made disaster,
act of God, armed conflict, act of terrorism, riot or labor

disruption or any similar intervening circumstance)

that the

calculation agent determines
to be beyond the calculation agent’s reasonable control

and to materially affect the Index, any futures contract underlying the Index, or the
calculation of the VIX Index.
For purposes

of determining whether

a market disruption event has occurred:
●

a limitation on the hours or number

of days of trading will not constitute

a market disruption event if it results from

an
announced

change in the regular business hours of the relevant exchange for the S&P 500 TR, the Short-Term

VIX Index or the
VIX Index (or

the relevant successor index);
●

limitations pursuant to the rules of any relevant exchange

similar to NYSE Rule 80B (or

any applicable rule or regulation

enacted
or promulgated

by any other self-regulatory

organization or any government agency of scope similar to NYSE Rule 80B as determined by

the index sponsor) on trading

during significant market fluctuations

will constitute a suspension, absence or
material limitation of trading;
●

a suspension of trading in an SPX Option or a futures

contract on the VIX Index

(or futures contract on

the relevant successor
index) by the relevant exchange

for the VIX Index (or

the relevant successor index) by reason of:
●

a price change

exceeding limits set by such relevant exchange,
●

an imbalance of orders relating to such options, or
●

a disparity in bid and ask quotes relating to such options
will, in each such case, constitute a suspension, absence or material limitation of trading on such relevant exchange;

and
●

a “suspension, absence or material limitation of trading” on any relevant exchange

will not include any time when such relevant
exchange is itself closed for trading

under ordinary

circumstances.
For the purposes of this section, “ relevant exchange
” means, with respect to the S&P 500 TR, the primary

exchange or

market of trading
for any equity security (or any combination

thereof) then included in the S&P 500 TR, with respect to the

Short-Term

VIX TR or any relevant
successor index, the primary exchange

or market of trading for

the relevant futures contracts on the VIX Index (or

futures contracts on any
successor index) or, with respect

to the VIX Index or any relevant successor index, the primary exchange or

market for SPX Options or futures on
the VIX Index (or

futures on the relevant successor index); and an “
index business

day
” is a

day on which (1)

it is

a business day in New York

City,
and (2) trading

is generally conducted on the CBOE.
Discontinuance or Modification

of the

Index
If the index sponsor discontinues publication of the Index

and any other person

or entity publishes an index that

the calculation agent
determines is comparable

to the Index and the calculation agent approves such index as a successor index, then the calculation agent will determine the value of the Index on

the applicable valuation date and the amount payable at maturity or upon early redemption by

reference to
such successor index.
If the calculation agent determines that the publication of the Index is discontinued

and there is no successor index, or that the closing
value of the Index is not available for any reason, on

the date on which the value of the Index

is required to be determined, the calculation agent will
determine the amount payable

by a computation methodology

that the

calculation agent determines will as closely as reasonably possible replicate the Index.
If the calculation agent determines that the Index

or the method of calculating the Index has been changed at any time in any respect, including whether

the change is made by the index sponsor under its existing policies or following a modification of those policies, is due to the publication of a successor index, or is due to any other reason, then the calculation agent will be permitted

(but not required)

to make such

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

adjustments to the Index or

method of calculating the Index as it believes are appropriate to ensure that the value

of the Index used to determine
the amount payable on the maturity

date or upon redemption

is equitable.
All determinations and adjustments to be made by the calculation agent may be made in the calculation agent’s sole discretion.
Description of Barclays ETN+ Shiller

CAPE
TM

Exchange-Traded Notes
Terms

defined within this “Description of Barclays

ETN+ Shiller

CAPE
TM

Exchange-Traded

Notes” section

are defined only with respect to this
section.
General
The return of the Barclays ETN+ Shiller CAPE
TM

Exchange

-Traded

Notes (the “
ETNs
”) is linked to the performance

of the Shiller

Barclays
CAPE
TM

US Core Sector Index

(the “
Index
”). The Index incorporates

the CAPE (Cyclically

Adjusted Price Earnings) ratio to assess equity market
valuations of 10 sectors (the “Sector Universe”)

on a monthly basis and to identify the relatively undervalued sectors represented in the S&P 500
®

Index (the “ S&P 500 ”). The S&P 500
®

is intended to provide an indication of the pattern of stock price movement in the U.S. equities market. The
Index then selects the top four

undervalued

sectors that

possess

relatively stronger

price momentum

over the past twelve months and allocates an
equally weighted notional long position in the total return

version of the S&P Select Sector Indices (each, a “
Sector Index ” and collectively, the
“ Sector Indices
”)

corresponding

to the selected

sectors. Each Sector Index is comprised of equity securities of all companies included in the S&P
500
®

that are classified as members of the relevant sectors represented by such Sector Index generally

according

to the Global Industry
Classification Standard (“ GICS
”). We refer herein

to the Sector Indices represented in the Index at any given time collectively as the “
Index
Constituents
”. The Index

Constituents

are calculated, maintained and

published by S&P Dow

Jones Indices LLC (“
S&P Dow Jones Indices ” or the
“ sector index sponsor
”). The

Index was created by Barclays

Bank PLC, which is the

owner of the intellectual property

and licensing rights relating
to the Index. The Index

is administered and published by Barclays Index Administration

(the “
index sponsor
”), a

distinct

function within the
Investment Bank of Barclays Bank PLC.

The index sponsor has appointed a third-

party index calculation agent (the “
index calculation agent ”),
currently Bloomberg

Index Services Limited

(formerly

known as Barclays Risk Analytics and Index Solutions Limited), to calculate and maintain the
Index. The ETNs are traded on the NYSE Arca

stock exchange under

the ticker symbol “CAPE.”
Inception, Issuance and Maturity
The ETNs were first sold on October 10,

2012
  (the “ inception date
”). The ETNs

were first issued on October

15, 2012

(the “
issue date ”),
and will be due on October 12,

2022

(the “
maturity date ”).
Coupon
We will not pay

holders interest during

the term of the ETNs.
Denomination
The ETNs are in denominations of $50.00.
Split or Reverse Split of the ETNs
On any business day we

may elect to initiate a split of the ETNs or a reverse split of the ETNs. Such date shall be deemed to be the
“ announcement date
”,

and we will issue a notice to holders of the relevant ETNs and press

release announcing

the split

or reverse split, specifying
the effective

date of the split or reverse split and the split or reverse

split

ratio.

If the ETNs undergo

a split,

we will adjust the terms of the ETNs accordingly.

The record

date for the split

will be the 9
th

business day after
the announcement date. Any adjustment of closing indicative value will be rounded

to 8 decimal places.

The split will become effective at the
opening of trading

of the ETNs

on the business day immediately following

the record date.
In the case of a reverse split, we reserve the

right to address odd numbers

of ETNs (commonly referred

to as

“partials”) in a commercially
reasonable manner

determined by

us in our sole discretion. The record date for the reverse split will be on the 9 th

business day after the
announcement

date. Any adjustment of closing indicative value will be rounded to 8 decimal places.

The reverse split will become

effective at the
opening of trading

of the ETNs

on the business day immediately following

the record

date.

Holders who own

a number of ETNs on the record

date which is

not evenly divisible by the split ratio will receive the same treatment as all other holders for

the maximum number

of ETNs they hold which is

evenly divisible by the split ratio, and we will have the

right to compensate
holders for their remaining

or “partial” ETNs in a

commercially reasonable manner

determined by

us in our sole discretion. Our current intention is
to provide holders

with a cash

payment for

their partials on the 17
th

business day following the announcement

date in an amount equal to the
appropriate

percentage of the closing indicative value of the reverse split-adjusted ETNs on the 14 th

business day following the announcement

date.
In the event of a reverse split, the redemption

amount will be adjusted accordingly by the Issuer, in its sole discretion and in a commercially
reasonable manner,

to take into account the reverse split.
Payment at Maturity
If holders hold their ETNs to maturity, they

will receive a cash payment in U.S. dollars per ETN equal to the closing indicative value on the
applicable final valuation date.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

The “
closing

indicative value
” for each ETN on any given calendar day will be calculated in the following manner.

The closing indicative
value on the initial valuation date was $50.00.

On each subsequent calendar day until maturity or early redemption, the closing indicative value for each ETN will equal (1) the closing indicative value on

the immediately preceding

calendar day
times

(2) the daily index factor on such calendar day
(or,

if such day is not an index business day, one)
minus

(3) the investor fee on such calendar day.
The “ daily index factor
” on

any index business day will equal (1) the closing level of the Index on such index business day
divided by
(2) the closing level of the Index

on the immediately preceding index business day.
The “ investor fee
” for

each ETN on the initial valuation date was zero. On each subsequent calendar day until maturity or early redemption,
the investor fee for each ETN will be equal to (1)

0.45%
times

(2) the closing indicative value on the immediately preceding calendar day
times
(3) the daily index factor on that day (or,

if such day is not an index business day, one)
divided by

(4) 365.

Because the investor fee is

calculated and
subtracted from the closing indicative value on a daily basis,

the net effect of the fee accumulates over

time and is subtracted at the rate of 0.45%
per year,

which we refer to as the “
investor fee rate
”.

Because the net effect of the investor

fee is a fixed percentage

of the value of each ETN, the
aggregate effect of the investor

fee will increase or decrease in a manner directly proportional to the value of each ETN

and the amount of ETNs
that are held, as applicable.
An “
index business

day
” is a

day which is a New York

Stock Exchange trading day

and a NASDAQ Exchange

trading day.

A “ valuation date
” is each business day

from October 10,

2012

to October 4, 2022 inclusive (subject to the occurrence

of a market
disruption event) or,

if such date is not a trading day,

the next succeeding trading day,

not to exceed five business days. In

that event, the valuation
date will be the first following trading day

on which the calculation agent determines that a market disruption event does not occur and is not
continuing. In no

event, however,

will any valuation date be postponed by more

than five trading days. We refer to October 10, 2012

as the

“
initial
valuation date
” and

October 4, 2022

as the

“
final valuation date ”.
A “ trading day
” is a day on which

(1) it is a business day in New York

City, (2) trading

is generally conducted on the NYSE Arca and (3)
trading is generally conducted

on the markets on which the equity securities

underlying

the Index Constituents are traded,

in each case as
determined by

the calculation agent in its sole discretion.
Maturity Date
If the maturity date is not a business day,

the maturity date will be the next following business day.

If the fifth business day before

this day
does not qualify as a valuation date, then the maturity date will be the fifth business day following the final valuation date. The calculation agent
may postpone the final valuation date—and therefore

the maturity date—if a market disruption event occurs or

is continuing on a day that would
otherwise be the final valuation date, provided,

however,

that the

final valuation date will in no event be postponed by more

than five trading days.
In the event that payment at maturity is

deferred

beyond

the stated

maturity date, penalty

interest will not accrue

or be payable with
respect to that deferred

payment.
A “
business

day
” means a Monday, Tuesday,

Wednesday,

Thursday or

Friday that is neither a day on which banking institutions in New
York

City or London,

as applicable,

generally are authorized

or obligated by law, regulation,

or executive order

to close.
Payment Upon Holder

Redemption and Issuer Redemption
Up to the valuation date immediately preceding

the final

valuation date and subject to certain restrictions, holders may elect to redeem
their ETNs on any redemption

date during the term of the ETNs,

provided

that they present at least

25,000

of the ETNs

for redemption

or their
broker

or other financial intermediary (such as a bank or other financial institution not required to register as

a broker

-dealer to engage in securities
transactions) bundles their ETNs for redemption

with those of other investors to reach this minimum. If holders choose to redeem their ETNs, they
will receive a cash payment in U.S. dollars

for each ETN on the applicable redemption

date equal to the

closing indicative value on

the applicable
valuation date.

Prior to maturity, we may redeem

the ETNs (in whole but not in part) at our sole discretion on any trading day on

or after the inception
date until and including maturity. If we

redeem the ETNs, holders will receive a cash payment in U.S. dollars per ETN in an amount equal to the
closing indicative value on the applicable valuation date.
A “ redemption date ” is:
●

in the case of holder redemption,

effective as

of August 31,

2017,

the second business day following a valuation date (other than the final valuation date). The final redemption

date of the ETNs will be the second business day following the valuation date that is immediately prior to the final valuation date; and
●

in the case of issuer redemption,

the date specified by us in the issuer redemption notice, which will in no event be prior to the tenth calendar day following the date on

which we deliver such notice.
In the event that payment upon

redemption

is deferred beyond the original redemption date, penalty interest will not accrue or be payable with respect to that deferred

payment.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

Early Redemption Procedures
Holder Redemption

Procedures
Holders may, subject

to the minimum redemption

amount described above, elect to redeem their ETNs on any redemption date. To redeem
their ETNs, holders must instruct their broker

or other person

through whom holders hold their ETNs to deliver a notice

of redemption, to us via
facsimile or email by no later than 4:00

p.m., New York City time, on the business day prior

to the applicable valuation date.

Issuer Redemption Procedures
We have

the right to redeem or “call” the ETNs (in whole but not in

part) at our sole discretion without holders’ consent on any trading day on or after inception date until and including maturity.

If we elect to redeem

the ETNs,

we will deliver written notice of

such election to redeem to
the holders of such ETNs not less than ten calendar days prior to the redemption date specified by us in such notice. In this scenario, the final valuation date will be deemed to be the fifth trading day prior to the redemption date (subject to postponement in the event of a market disruption event), and the ETNs will be redeemed

on the date specified by us in the issuer redemption

notice, but in no event prior to the tenth calendar day
following the date on which

we deliver such notice.
Default Amount on Acceleration
If an Event of Default (as defined below)

occurs and the maturity of the ETNs is

accelerated, we will pay the

default amount in respect of
the principal of the ETNs at maturity. We

describe the default amount below

under “General Terms

of the ETNs—Default

Amount”.
Postponement of Valuation Dates
Valuation dates with respect

to the ETNs may be postponed and thus the determination of the Index level may be postponed if the
calculation agent determines that, on the respective date, a market disruption event has occurred

or is continuing in respect of the Index. Any of
the following will be a “market disruption event”

with respect to the Index:
●

a suspension, absence or material limitation of trading in the index constituents constituting 20% or more, by weight, of the
Index in their respective primary markets, in each case for

more than two hours

of trading or during the one

-half hour period
preceding

the close of the

regular trading

session

in such market or,

if the relevant valuation time is not the close of the regular trading session in such market, the relevant

valuation time;
●

a suspension, absence or material limitation of trading in futures or options contracts relating to the Index on their respective
markets or in futures or options contracts relating to any index constituents constituting

20% or more,

by weight, of the Index in
their respective primary

markets for those contracts, in each case for more than two hours of trading or during

the one-half hour
period preceding

the close of the

regular trading

session

in such market or, if the relevant

valuation time is not the close of the
regular trading

session

in such market, the relevant valuation time;
●

any event that materially disrupts or

impairs, as determined by the calculation agent, the ability of market participants to
(1)

effect transactions in, or obtain market values for,

index constituents constituting 20% or more, by

weight, of the Index in
their respective primary

markets, or (2) effect transactions in, or obtain market values for,

futures or options contracts relating to
the Index on their respective markets or

in futures or options contracts relating to any index constituents constituting 20% or more, by weight, of the

Index in their respective primary markets for

those contracts, in each case for more

than two hour

s

of
trading or during

the one-half hour period preceding the close of the regular trading session in such market or, if the relevant valuation time is not the close of the regular

trading session in such market, the relevant valuation time;
●

the closure on any day of the primary

market for futures or options contracts relating to the Index or index constituents
constituting 20% or

more, by weight, of the index on a scheduled trading day

prior to the scheduled weekday

closing time of
that market (without reg

ard to after hours or any other

trading outside of the regular trading

session

hours) unless such earlier
closing time is announced

by the primary market at least one hour prior

to the earlier of (1) the actual

closing time for the
regular trading

session

on such primary market

on such scheduled trading

day for such primary

market and (2) the submission
deadline for orders

to be entered into the relevant exchange system for execution at the close of trading on such scheduled
trading day for

such primary mar

ket; or
●

any scheduled trading

day on which (1)

the primary markets for index constituents constituting 20% or more, by weight, of the
Index or (2)

the exchanges or quotation systems, if

any,

on which futures or options contracts on

the Index are traded, fails to
open for trading

during its regular trading

session.
For purposes

of the ETNs, “
scheduled trading day
” as used therein shall mean trading day as defined above

under “Payment

at Maturity”.

The following events will not be market disruption

events:
●

a limitation on the hours or number

of days of trading on which any index constituent is traded, but only if the limitation results from an announced

change in the regular business hours of the relevant market; or
●

a decision to permanently discontinue trading

in futures or options contracts relating to the Index.
For this purpose,

an “absence of trading” on an exchange or market

will not include any time when the relevant exchange or market is
itself closed for trading under

ordinary

circumstances.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

In contra

st,

a suspension or limitation of trading in futures

or options contracts related to the Index

or any index constituent, if available, in
the primary market for those contracts,

by reason of any of:
●

a price change

exceeding limits set by that market,
●

an imbalance of orders relating to the index constituent or those contracts, as applicable, or
●

a disparity in bid and ask quotes relating to the index constituent or those contracts,

as applicable,
will constitute a suspension or material limitation of trading in such index component in its primary market or in futures or options
contracts related to the Index or

that index constituent in the primary market for those contracts.
For the purpose

of determining whether

a market disruption event with respect to the

Index exists at any time, if trading in an index
constituent is materially suspended or

limited at that time, then the relevant percentage contribution of that index constituent

to the level of the
Index shall be based on a comparison

of (x) the portion of the level of the

Index attributable to

that index constituent relative to (y) the overall level
of the Index, in each case immediately before that suspension or limitation.
If the calculation agent determines that a market disruption event occurs or is continuing on any valuation date, the valuation date will be the first following trading

day on which the calculation agent determines that a market disruption event does not occur and is not continuing. In no
event, however,

will the

valuation date be postponed

by more

than five trading days. If the calculation agent determines that a market disruption event occurs or is continuing on the fifth trading day,

the calculation agent

will make an estimate of the closing level for the Index

that would have
prevailed on that fifth trading day in the

absence of the market disruption event.
Discontinuance or Modification

of the

Index
If the index sponsor discontinues publication of the Index, and Barclays

Bank PLC or any other

person or entity publishes an index that the
calculation agent determines is comparable

to the Index and the calculation agent approves such index as a successor index, then the calculation agent will determine the value of the Index on the applicable valuation date and the amount payable at maturity or upon

early redemption by
reference

to such successor index.
If the calculation agent determines that the publication of the Index is discontinued

and there is no successor index, or that the closing
value of the Index is not available for any reason, on

the date on which the value of the Index

is required to be determined, the calculation agent will
determine the amount payable

by a computation methodology

that the

calculation agent determines will as closely as reasonably possible replicate the Index.
If the calculation agent determines that the Index

or the method of calculating the Index has been changed at any time in any respect, including whether

the change is made

by the index sponsor under

its

existing policies or following

a modification of those policies,

is due to the
publication of a successor index, or is due to any other reason, then the calculation agent will be permitted

(but not required)

to make such
adjustments to the Index or

method of calculating the Index as it believes are appropriate to ensure that the value

of the Index used to determine
the amount payable on the maturity

date or upon redemption

is equitable.
All determinations and adjustments to be made by the calculation agent may be made in the calculation agent’s sole discretion.

Description of Barclays ETN+ Select MLP Exchange-Traded Notes
Terms

defined within this “Description of Barclays

ETN+ Select MLP Exchange-Traded

Notes”

section are defined only with respect to this section.
General
The return of the Barclays ETN+ Select MLP

Exchange

-Traded

Notes (the “
ETNs
”) is

linked to the performance

of the CIBC Atlas

Select MLP
Index (the “ Index
”). The Index is designed to provide

exposure to a basket of midstream U.S. and Canadian master limited partnerships, limited liability companies and corporations

(collectively, the “
Index Constituents ”) that trade on major U.S. exchanges, are classified in the GICS
®

Energy
Sector or GICS
®

Gas Utilities Industry according

to the Global Industry Classification

Standard
®

(“
GICS ”) and meet certain eligibility criteria. The
Index Constituents are selected for inclusion in the Index

using the CIBC Select Master Limited

Partnership Strategy (the
“Strategy
”) develope

d

by
CIBC Private Wealth Advisers, Inc. (formerly,

“Stein

Roe Investment Counsel

Inc. d/b/a CIBC Private Wealth Management”)

(the “
Index Selection
Agent
”). The Strategy dynamically selects a basket of up to 100

Index Constituents based on certain eligibility criteria including their long-term credit rating, the portion

of their cash flow driven by mid-stream operations and

their size as measured by free

-float market capitalization and
average daily trading value. The Index

Selection Agent provides the Index Constituents selected by the Strategy to Barclays Bank PLC, which is the
owner

of the intellectual property and licensing rights relating to the Index. The Index is administered and published by Barclays Index
Administration (the “ Index Sponsor
”), a

distinct function within the Investment Bank of Barclays Bank PLC. Prior to June 25, 2018,

the Index was
called the Atlantic Trust Select MLP Index.

The Index Sponsor

has appointed a third-party index calculation agent (the “
Index Calculation Agent ”),
currently Bloomberg

Index Services Limited

(formerly

known as Barclays Risk Analytics and Index Solutions Limited), to calculate and maintain the
Index. The ETNs are traded on the CBOE BZX Exchange (“ CBOE   BZX ”) under the ticker symbol “ATMP.”

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

Inception, Issuance and Maturity
The ETNs were first sold on March

12, 2013

(the “
inception date
”). The ETNs

were first issued on March

15, 2013

(the “
issue date ”) and
will be due on March

18, 2043

(the “
maturity date ”).
Coupon
If holders or we have not previously

redeemed

the ETNs,

for each ETN that held on the applicable coupon

record

date, holders will

receive
an interest payment in cash per

ETN on each coupon

payment date in U.S. dollars

equal to the coupon

amount, if any, on the applicable coupon
valuation date.
The “ coupon amount
” on any coupon

valuation date will equal the greater of (i) zero and (ii)(1) the accrued dividend on such coupon
valuation date minus

(2) the accrued investor

fee on such coupon

valuation date.
Denomination
The ETNs are in denominations of $25.00

.

We reserve the right to initiate a split or reverse

split

of the ETNs in our sole discretion.
Split or Reverse Split of the ETNs
On any business day we

may elect to initiate a split of the ETNs or a reverse split of the ETNs. Such date shall be deemed to be the
“announcement

date”, and we will issue a notice to holders of the relevant ETNs and a press release announcing the split

or reverse split, specifying
the effective

date of the split or reverse split and the split or reverse

split

ratio.
If the ETNs undergo

a split,

we will adjust the terms of the ETNs accordingly.The

record

date for the split

will be the ninth business day after
the announcement date. Any adjustment of closing indicative value, VWAP factor, accrued

dividend, and accrued

investor fee will

be rounded

to 8
decimal places. The split will become effective at the

opening of trading

of the ETNs

on the business day immediately following

the record

date.
In the case of a reverse split, we reserve the

right to address odd numbers

of ETNs (commonly referred

to as

“partials”) in a commercially
reasonable manner

determined by

us in our sole discretion. The record date for the reverse split will be on the ninth business day after the announcement

date. Any adjustment of closing indicative value, VWAP factor,

accrued dividend,

and accrued investor

fee will

be rounded

to 8
decimal places. The reverse split will become

effective at the opening of trading of the ETNs on the business day immediately following the record
date.

In the case of a reverse split, holders who own

a number of ETNs on the record

date which is

not evenly divisible by the split ratio will
receive the same treatment as all other

holders for the maximum number

of ETNs they hold which is

evenly divisible by the split ratio, and we will
have the right to compensate holders

for their remaining or

“partial” ETNs

in a commercially reasonable manner

determined by

us in our sole
discretion. Our current intention is to provide

holders with a cash payment for their partials on the 17
th

business day following the announcement
date in an amount equal to the appropriate

percentage of the closing indicative value of the reverse split-adjusted ETNs on the 14th business day following the announcement

date.
In the event of a reverse split, the redemption

amount will be adjusted accordingly by the Issuer, in its sole discretion and in a commercially
reasonable manner,

to take into account the reverse split.
Payment at Maturity
If holders hold their ETNs to maturity, they

will receive a cash pay

ment per ETN at maturity in U.S. dollars equal to the closing indicative value on the applicable final valuation date.
The “
closing

indicative value
” for each ETN on any given calendar day until the final valuation date or applicable valuation date (in the case of early redemption)

will equal (1) the ETN current value on such calendar day
plus
(2) the accrued dividend

on such calendar day
minus

(3) the
accrued investor

fee on such calendar day. If the ETNs undergo

a split

or reverse split, the closing indicative

value will be adjusted accordingly.

The “ ETN current value
” for each ETN on any given

calendar day will be calculated as follows: The ETN current

value on the initial valuation
date was $25.00.

On any subsequent calendar day until maturity or early redemption,

the ETN current value will equal (1) the closing VWAP

level
on that day (or

on the immediately preceding index business day, if such calendar day is not an index business day)
divided by

(2) the VWAP

factor.
The “
initial VWAP

level
” is 122.48, which

is equal to

the VWAP

level at the close of trading on the initial valuation date, as determined by the VWAP

calculation agent.
The “
closing

VWAP level
” is

equal to (i) the VWAP

level as of the close of trading on any index business day, for purposes of holder
redemption, or

(ii) the arithmetic

mean of the VWAP

levels as of the close of trading on each index business day during the final measurement period or

the issuer redemption measurement period,

for purposes of the payment at maturity or upon issuer redemption, respectively,

in each
case as determined by

the VWAP

calculation agent.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

“ VWAP level
” means, on any index business day, as calculated

by the VWAP

calculation agent, the sum of the products of (i) the VWAP

of
each Index Constituent as of such date and (ii) the number

of units of that Index Constituent

as of such date published by the Index

Sponsor.

The
VWAP

level is reported on Bloomberg

page “BXVWATMP

<Index>“.
“ VWAP
” means, with respect to each Index Constituent, on any index business day,

the consolidated volume-weighted

average price

of
one unit of such Index Constituent as determined

by the VWAP

calculation agent based on all

trades in such Index Constituent reported

in the
consolidated tape system during

the regular trading

session.
The “ VWAP factor
”

is 4.89920,

which is equal to

(1) the initial VWAP level
divided by

(2) the principal amount per

ETN. If the ETNs

undergo
a split or reverse split, the VWAP

factor will be adjusted accordingly.
The “ accrued dividend
” for each ETN on any calendar day will be calculated as follows: The accrued dividend on the initial

valuation date
was zero. The accrued

dividend on any subsequent

calendar day will equal (1) the accrued dividend

as of the

immediately preceding calendar

day
plus

(2) the dollar dividend value on such calendar

day
minus
(3) the coupon

adjustment dividend amount on such calendar day.

If the ETNs
undergo

a split

or reverse split, the accrued

dividend will be adjusted accordingly.
The “
dollar dividend

value
” on any calendar day

will equal (1) the index dividend on such calendar day
divided by

(2) the VWAP factor.
The “ index dividend
” on any calendar day represents the aggregate

cash value of distributions, net of applicable

dividend withholding

tax,
that a hypothetical person

holding Index

Constituents

in proportion

to the weights of

the Index Constituents would have been entitled to receive
with respect to any Index Constituent for

those cash distributions whose “ex-dividend date” occurs on

such calendar day.

The index dividend on
any calendar day will equal the sum of the products

of (i) the cash value of distributions, net of applicable dividend withholding tax, that a
hypothetical holder of one

share or unit of each Index Constituent on such calendar day would have been entitled to receive in respect of that Index
Constituent for those cash distributions whose “ex-dividend

date” occurs on such calendar

day and (ii) the number of units of that Index
Constituent included in the Index as of such date. A dividend withholding tax is

a tax applied to dividends or distributions that would be received by
a holder

of an Index Constituent. The applicable rate of

the dividend withholding

tax for purposes of calculating the index dividend at any given time is determined by

the Index Sponsor

in its

discretion, based on the rate generally applicable in

respect of an Index Constituent given its
jurisdiction of organization. As of the date of this Exhibit [ ], the applicable dividend withholding tax would reduce

the cash value of distributions

in
respect of any Index

Constituent organized under

the laws of

Canada or any province

or territory of Canada by 15%

for purposes of calculating

the
index dividend.
On any calendar day that is not a coupon

ex-date, the “
coupon adjustment dividend

amount
” will

equal zero. On any calendar day that

is a
coupon

ex-date, the coupon adjustment dividend amount will equal the accrued dividend on the coupon valuation date immediately preceding
such coupon

ex-date. The effect of the coupon adjustment dividend amount as of each coupon ex-date is to

reduce the accrued

dividend (and,
therefore, the closing indicative value) by

the amount of the index dividends reflected in any coupon

amount that holders will be entitled to

receive
on the immediately following coupon

payment date.
The “ accrued investor fee
” for each ETN on any calendar

day will be calculated as follows: The accrued

investor fee on the initial valuation
date was zero. The accrued

dividend on any calendar

day will equal (1) the accrued investor fee as of the immediately preceding calendar day plus
(2) the daily fee value on such calendar day minus
(3) the coupon

adjustment fee amount on such calendar day. If the ETNs undergo a split

or
reverse split, the accrued

investor fee will be adjusted accordingly.
The “ daily fee value
” on any calendar

day is equal to the product

of (1) the closing VWAP

level on such calendar day
divided by

the VWAP
factor and (2) 0.95% divided by

365. Because the daily fee

value is calculated and subtracted from

the closing indicative value on a daily basis, the
net effect of the fee accumulates over

time and is subtracted at the rate of approximately 0.95%

per year.
On any calendar day that is not a coupon

ex-date, the “
coupon adjustment fee amount
” will equal zero. On

any calendar day that is a
coupon

ex-date, the coupon adjustment fee amount will equal (i)

the coupon

adjustment dividend amount on such coupon

ex-date,

if the

coupon
amount in respect of such coupon

-ex date is

zero or (ii) the accrued investor

fee on the coupon valuation date immediately preceding

such coupon
ex-date, if the coupon

amount in respect of such coupon

-ex date is

greater than zero. The effect of the coupon

adjustment fee amount as of each
coupon

ex-date is

to reduce the accrued investor

fee by the portion of the accrued investor

fee that was offset against accrued dividends in
calculating any coupon

amount that holders will be entitled

to receive on

the immediately following coupon

payment date. If the coupon amount in
respect of any coupon

valuation date is

zero, which means that the accrued

investor fee as of that coupon valuation date is equal to or greater than the accrued dividend as of that coupon

valuation date, the

accrued investor

fee will be reduced by

the accrued dividend and

the remaining accrued
investor fee will effectively

be carried forward

to be offset against subsequent accrued dividends.
The “ redemption charge
” is a one-time charge imposed upon

holder redemption

and is

equal to 0.125%
times

the closing indicative value
on the applicable valuation date. The redemption

charge is intended to allow us to

recoup

the brokerage

and other transaction costs that

we will
incur in connection with redeeming

the ETNs.

The proceeds we receive

from the redemption

charge may

be more or less than

such costs.
An “
index business

day
” means any day which is a New York

Stock Exchange business day.

Valuation Date and Dates Relating to Coupon Payments
A “ valuation date
” is each business day

from March

12, 2013

to March 5, 2043 inclusive (or,

if such date

is not a trading day, the

next
succeeding trading

day), unless the calculation agent determines that a market disruption event occurs or is continuing on that day in respect of
the Index. In that event, the valuation date will be the first following trading day on which the calculation agent determines that a market disruption

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

event does not occur and is not continuing. In no event, however,

will any valuation date be postponed by more

than five business

days. We

refer to
March 12,

2013

as the

“
initial valuation date
” and March 5, 2043

as the

“
final valuation date ”.
A “ trading day
” is a day on which

(1) it is a business day in New York

City and (2) trading

is generally conducted on the CBOE BZX, in

each
case as determined by

the calculation agent in its sole discretion.
A “ coupon valuation date
” means the 15th

of February,

May, August and November

of each calendar year during the term of the ETNs or
if such date is not an index business day, then the

first index business day following such date (subject to the occurrence of a market disruption
event). The first coupon

valuation date was on May 15, 2013

.
A “ coupon ex-date
”

means the eighth index business day following

each coupon

valuation date (subject to the

occurrence

of a market
disruption event). Effective as of August 31,

2017,

the coupon ex-

date changed from the seventh index business day to the

eighth index business
day. The first

coupon

ex-date was on May 24, 2013.
A “ coupon record date
” means the ninth index business day fo

llowing each coupon

valuation date (subject to the

occurrence

of a market
disruption event). The first coupon

record

date was on May 29, 2013.
A “ coupon payment date ” means the 15
th

index business day following each coupon

valuation date (subject to

the occurrence

of a market
disruption event). The first coupon

payment date was on June 6, 2013.
Maturity Date
If the maturity date is not a business day,

the maturity date will be the next following business day.

If the last day of the final measurement
period does not qualify as a business day, then

the maturity date will be the fifth business day following

the last day of the final measurement
period. The calculation agent may postpone the final valuation date — and therefore the maturity date — if a market disruption event occurs or

is
continuing on

a day that would otherwise be the final valuation date.

In the event that payment at maturity is

deferred

beyond

the stated

maturity date, penalty

interest will not accrue

or be payable with
respect to that deferred

payment.
A “
business

day
” means a Monday, Tuesday,

Wednesday,

Thursday or

Friday that is not a day on which banking institutions in New York
City or London,

as applicable,

generally are authorized

or obligated by law, regulation,

or executive order

to close.
Payment Upon Holder

Redemption and Issuer Redemption
Up to the valuation date immediately preceding

the final

valuation date and subject to certain restrictions, holders may elect to redeem
their ETNs on any redemption

date during the term of the ETNs,

provided

that they present at least

50,000

of the ETNs

for redemption

or their
broker

or other financial intermediary (such as a bank or other financial institution not required to

register as a

broker

-dealer to engage in securities
transactions) bundles their ETNs for redemption

with those of other investors to reach this minimum. If holders choose to redeem their ETNs, they
will receive a cash payment in U.S. dollars

for each ETN on the applicable redemption

date equal to the

closing indicative value on

the applicable
valuation date minus the redemption

charge.

Prior to maturity, we may redeem

the ETNs (in whole but not in part) at our sole discretion on any trading day on or after the inception
date until and including maturity. If we

redeem the ETNs, holders will receive a cash payment in U.S. dollars per ETN in an amount equal to the
closing indicative value on the applicable valuation date

(which will reflect the applicable closing VWAP

level calculated by reference to the
arithmetic mean of the VWAP

levels as of the close of trading on each of the five index business days from and including such valuation date).
A “ redemption date ” is:
●

in the case of holder redemption,

effective as

of August 31,

2017,

the second business day following any valuation date (other
than the final valuation date). The final redemption

date of the ETNs will be the second business day following the valuation date that is immediately prior

to the final valuation date; and
●

in the case of issuer redemption,

the fifth

business day after the last day

of the issuer redemption

measurement period, which
will in no event be prior

to the 20
th

calendar day following

the date on which we deliver such notice.
In the event that payment upon

redemption

is deferred beyond the original redemption date, penalty interest will not accrue or be payable with respect to that deferred

payment.
Early Redemption Procedures
Holder Redemption

Procedures
Holders may, subject

to the minimum redemption

amount described above, elect to redeem their ETNs on any redemption date. To redeem
their ETNs, holders must instruct their broker

or other person

through whom holders hold their ETNs to deliver a notice

of redemption, to us via
facsimile or email by no later than 4:00

p.m., New York City time, on the business day prior

to the applicable valuation date.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

Issuer Redemption Procedures
We have

the right to redeem or “call” the ETNs (in whole but not in

part) at our sole discretion without holders’ consent on any trading day on or after inception date until and including maturity.

If we elect to redeem

the ETNs,

we will deliver written notice of

such election to redeem to
the holders of such ETNs not less than 20 calendar

days prior to the redemption

date specified by us in

such notice. In this scenario, the final
valuation date will be deemed to be the date specified by us in the notice (subject to postponement in the event of a market disruption event), and the ETNs will be redeemed on

the fifth

business day after the last day of the

issuer redemption

measurement period, but in no event prior

to the
20th calendar day

following the date on which we deliver such notice.
Default Amount on Acceleration
If an Event of Default (as defined below)

occurs and the maturity of the ETNs is

accelerated, we will pay the

default amount in respect of
the principal of the ETNs at maturity. We

describe the default amount below

under “General Terms

of the ETNs—Default

Amount”.
Discontinuance or Modificatio

n

of the

Index
If the index sponsor discontinues publication of the Index, and Barclays

Bank PLC or any other

person or entity publishes an index that the
calculation agent determines is comparable

to the Index and the calculation agent approves such index as a successor index, then the calculation agent will determine the value of the Index on the applicable valuation date and the amount payable at maturity or upon

early redemption by
reference

to such successor index.
If the calculation agent determines that the publication of the Index is discontinued

and there is no successor index, or that the closing
value of the Index is not available for any reason, on

the date on which the value of the Index

is required to be determined, the calculation agent will
determine the amount payable

by a computation methodology

that the

calculation agent determines will as closely as reasonably possible replicate the Index.
If the calculation agent determines that the Index

or the method of calculating the Index has been changed at any time in any respect, including whether

the change is made by the index sponsor under its existing policies or following a modification of those policies, is due to the publication of a successor index, or is due to any other reason, then the calculation agent will be permitted

(but not required)

to make such
adjustments to the Index or

method of calculating the Index as it believes are appropriate to ensure that the value

of the Index used to determine
the amount payable on the maturity

date or upon redemption

is equitable.
All determinations and adjustments to be made by the calculation agent may be made in the calculation agent’s sole discretion.
Postponement of Valuation Dates
Valuation dates with respect

to the ETNs may be postponed and thus the determination of the Index level may be postponed if the
calculation agent determines that, on the respective date, a market disruption event has occurred

or is continuing in respect of the Index. Any of
the following will be a “market disruption event”

with respect to the Index:
●

a suspension, absence or material limitation of trading in the index constituents constituting 20% or more, by weight, of the
Index in their respective primary markets, in each case for

more than two hours

of trading or during the one

-half hour period
preceding

the close of the

regular trading

session

in such market or,

if the relevant valuation time is not the close of the regular trading session in such market, the relevant

valuation time;
●

a suspension, absence or material limitation of trading in futures or options contracts relating to the Index on their respective
markets or in futures or options contracts relating to any index constituents constituting

20% or more,

by weight, of the Index in
their respective primary

markets for those contracts, in each case for more than two hours of trading or during

the one-half hour
period preceding

the close of the

regular trading

session

in such market or, if the relevant

valuation time is not the close of the
regular trading

session

in such market, the relevant valuation time;
●

any event that materially disrupts or

impairs, as determined by the calculation agent, the ability of market participants to
(1) effect transactions in, or

obtain market values for,

index constituents constituting 20% or more, by

weight, of the Index in
their respective primary

markets, or (2) effect transactions in, or obtain market values for,

futures or options contracts relating to
the Index on their respective markets or

in futures or options contracts relating to any index constituents constituting 20% or more, by weight, of the

Index in their respective primary markets for

those contracts, in each case for more

than two hours of
trading or during

the one-half hour period preceding the close of the regular trading session in such market or, if the relevant valuation time is not the close of the regular

trading session in such market, the relevant valuation time;
●

the closure on any day of the primary

market for futures or option

s

contracts relating to the Index or index constituents
constituting 20% or

more, by weight, of the index on a scheduled trading day

prior to the scheduled weekday

closing time of
that market (without regard

to after hours or any other trading

outside of the regular trading session hours) unless such earlier closing time is announced

by the primary market at least one hour prior

to the earlier of (1) the actual

closing time for the
regular trading

session

on such primary market

on such scheduled trading

day for such primary

market and (2) the submission
deadline for orders

to be entered into the relevant exchange system for execution at the close of trading on such scheduled
trading day for

such primary market; or

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

●

any scheduled trading

day on which (1)

the primary markets for index constituents constituting 20% or more, by weight, of the
Index or (2)

the exchanges or quotation systems, if

any,

on which futures or options contracts on

the Index are traded, fails to
open for trading

during its regular trading

session.
For purposes

of the ETNs, “
scheduled trading day
” as used therein shall mean trading day as defined above

under “Payment

at Maturity”.

The following events will not be market disruption

events:
●

a limitation on the hours or number

of days of trading on which any index constituent is traded, but only if the limitation results from an announced

change in the regular business hours of the relevant market; or
●

a decision to permanently discontinue trad

ing in futures or options contracts relating to the Index.
For this purpose,

an “absence of trading” on an exchange or market

will not include any time when the relevant exchange or market is
itself closed for trading under

ordinary

circumstances.
In contr

ast,

a suspension or limitation of trading in futures

or options contracts related to the Index

or any index constituent, if available, in
the primary market for those contracts,

by reason of any of:
●

a price change

exceeding limits set by that market,
●

an imbalance of orders relating to the index constituent or those contracts, as applicable, or
●

a disparity in bid and ask quotes relating to the index constituent or those contracts,

as applicable,
will constitute a suspension or material limitation of trading in such index component in its primary market or in futures or options
contracts related to the Index or

that index constituent in the primary market for those contracts.
For the purpose

of determining whether

a market disruption event with respect to the

Index exists at any time, if trading in an index
constituent is materially suspended or

limited at that time, then the relevant percentage contribution of that index constituent

to the level of the
Index shall be based on a comparison

of (x) the portion of

the level of

the Index attributable to that index constituent relative to (y) the overall level
of the Index, in each case immediately before that suspension or limitation.
If the calculation agent determines that a market disruption event occurs or is continuing on any valuation date, the valuation date will be the first following trading

day on which the calculation agent determines that a market disruption event does not occur and is not continuing. In no
event, however,

will the

valuation date be postponed

by more

than five trading days. If the calculation agent determines that a market disruption event occurs or is continuing on the fifth trading day,

the calculation agent will make an estimate of the closing level for the Index that would have
prevailed on that fifth trading day in the

absence of the market disruption event.
Description of Barclays ETN+ FI Enhanced Europe 50 Exchange-Traded Notes Series

C
Terms

defined within this “Description of Barclays

ETN+ FI Enhanced Europe 50 Exchange-Traded

Notes

Series C” section are defined only with
respect to this section.
General
The return of the Barclays ETN+ FI Enhanced

Europe

50 Exchange

-Traded Notes Series

C (the “
ETNs
”) is linked to the performance

of the
STOXX

Europe 50
®

USD (Gross Return) Index

(the “
Index
”). The return on the ETNs is

linked to a quarterly rebalanced

leveraged participation

in
the performance

of the Index. The Index is composed of 50 European

blue-chip companies (the “
Index Constituents
”) selected

from within the
STOXX

Europe 600

Index (the “
Parent Index
”). The Parent Index contains the 600 largest stocks traded on the major exchanges of 17

European
countries: Austria, Belgium, Czech Republic, Denmark, Finland, France,

Germany,

Ireland, Italy, Luxembourg,

the Netherlands, Norway,

Portugal,
Spain, Sweden, Switzerland and the

United Kingdom. The Index

is calculated,

maintained and published by STOXX Limited

(the “
index sponsor ”),
which launched the Index

on March 27,

2012

.

The ETNs are traded on the NYSE Arca exchange

under the ticker symbol “FFEU.”
Inception, Issuance and Maturity
The ETNs were first sold on March

15, 2018

(the “
inception date
”). The ETNs

were first issued on March

19, 2018

(the “
issue date ”) and
will be due on March

17,

2033

(the “
maturity date ”).
If the maturity date is not a business day,

the maturity date will be the next following business day.

If the fifth business day before

this day
does not qualify as a valuation date, then the maturity date will be the fifth business day following the final valuation date. The calculation agent
may postpone the final valuation date — and therefore

the maturity date — if a market disruption event occurs or

is continuing on a day that
would otherwise be the final valuation date.
In the event that payment at maturity is

deferr

ed beyond

the stated

maturity date, penalty

interest will not accrue

or be payable with
respect to that deferred

payment.
Coupon
We will not pay

holders interest during

the term of the ETNs.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

Denomination
The ETNs are in denominations of $100.
Payment at Maturity
If holders hold their ETNs to maturity, they

will receive a cash payment per

ETN in U.S. dollars at maturity in an amount equal to (a) the closing indicative note value on the final valuation date minus

(b) the settlement charge

on the final valuation date.

The “
closing

indicative note value
” per ETN on the initial

valuation date was $100.

The closing indicative note value for each ETN on any
subsequent valuation date will equal (a) the long index amount on such valuation date
minus

(b) the financing level on such valuation date,
provided

that if

such calculation results in a negative value, the closing indicative note value will be $0. The closing indicative note value will be
published on each valuation date under

the ticker symbol “FFEU.RDNV”.
The “ long index amount
” per ETN on the initial valuation date was $200,

which is equal to the initial

leverage factor of 2
times

the principal
amount per ETN. On any subsequent valuation date, the long

index amount for each ETN will equal the product of (a)

the long index amount on the
immediately preceding

valuation date
times

(b) the index performance

factor on such valuation date
minus
(c) the rebalancing amount

(if any) on
such valuation date. The long index amount will be published on each valuation date under the ticker symbol “FFEU.LIA”.

The “ initial leverage factor ” will equal 2.
The “ leverage factor
” per ETN on any valuation date

will equal (i) the

long index amount on

such valuation date
divided by

(ii) closing
indicative note value on such valuation date. The leverage

factor will be published under

the ticker symbol “FFEU.LF”.
The “ index performance factor ”
per ETN on the initial valuation date will equal 1. On any

subsequent valuation date, the index
performance

factor will equal (a) the

closing level of the Index

on such valuation date
divided by

(b) the closing level of the Index on the
immediately preceding

valuation date.
The “ financing level
” for each ETN on the initial valuation date was $100.

On any subsequent valuation date, the financing level for each
ETN will equal (a) the financing level on the immediately preceding valuation date
plus (b) the daily investor fee on such valuation date plus

(c) the
loss rebalancing fee (if any)

on such valuation date
minus
(d) the rebalancing

amount (if any) on such valuation date. The financing level will be published on each valuation date under

the ticker symbol “FFEU.FL”.
The “ daily investor fee
” per ETN on the initial valuation date was

$0. On any subsequent valuation date, the daily investor

fee for each ETN
will equal (a) the sum of (i) the financing rate times

the financing level on the immediately preceding

valuation date
plus

(ii) the fee rate
times

the
closing indicative note value on the immediately preceding

valuation date
times
(b) the number

of calendar days from, but excluding, the
immediately preceding

valuation date to, and including, the current valuation date divided by

(c) 360.
The “ fee rate ” will equal 1.05%.
The “ financing rate
” will equal the sum of (a)1.00% plus (b)the 3-

month LIBOR rate as of the preceding

rebalancing

date in respect of
which a quarterly rebalancing

event has occurred

(a “
quarterly rebalancing date ”).
Notwithstanding anything to the contrary

in the accompanying

prospectus supplement, for purposes of the ETNs, “
3-month LIBOR rate ”
on any quarterly

rebalancing

date shall

mean the rate for deposits in U.S. dollars for a period

of three months as of approximately 11:00

am London
time on that quarterly rebalancing

date which appears on Bloomberg

screen “US0003M” or any

successor screen or comparable publication service
(the “ Designated Screen
”). If no rate appears on the Designated Screen, then the determination of the 3-mon th LIBOR rate may be postponed for
up to five trading days. Under

such circumstances, the 3-month LIBOR rate available as of the preceding quarterly rebalancing

date shall

be used
for up to five trading

days until such time as the 3-month LIBOR rate become

s

available on the Designated Screen. If the 3-month LIBOR rate continues not to be available on the fifth trading

day after the relevant quarterly

rebalancing

date, then the

calculation agent may determine the
relevant LIBOR rate in accordance

with the following paragraph.

Notwithstanding the foregoing,

if the calculation agent determines in its sole discretion (i) on the fifth trading day after the relevant
quarterly rebalancing

date that

the 3-month LIBOR rate is not available on the Designated

Screen or

(ii) on or prior

to the relevant quarterly
rebalancing

date that the relevant LIBOR rate has been discontinued or such rate has ceased to be published permanently or indefinitely, then the
calculation agent shall use for the relevant quarterly

rebalancin

g

date a successor or substitute

rate that it has determined in its sole discretion to
be (a) the industry-accepted successor rate to the discontinued LIBOR rate or (b)

if no such industry-accepted successor rate exists, the most comparable

substitute

rate to the discontinued

LIBOR rate. If the calculation agent has determined a successor or substitute rate in accordance with the foregoing,

the calculation agent may make adjustments in its sole discretion to any relevant methodology for calculating such successor
or substitute rate, including, but not limited to, any

adjustment it determines is needed to make such successor or substitute rate comparable to
the discontinued LIBOR rate, in a manner

that is consistent with industry-accepted practices for such successor or substitute rate for debt obligations such as the ETNs.
The “ settlement charge
” is a charge

imposed upon

holder redemption and the payment at maturity, and is equal to 0.05% times the long index amount on the applicable valuation date. The settlement charge is intended to allow us to recoup

the brokerage

and other transaction costs
that we will incur in connection with making a payment on

the ETNs. The proceeds we receive from

the settlement charge may be more

or less
than such costs.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

A “
business

day
” means a Monday, Tuesday,

Wednesday,

Thursday or

Friday that is neither a day on which banking institutions in New
York

City generally are authorized

or obligated by law, regulation,

or executive order

to close.
A “ valuation date
” means each trading

day from March

15, 2018

to March 14, 2033,

subject to postponement as a

result of market
disruption events, such postponement

not to exceed five scheduled trading days. We refer to March 15,

2018

as the

“
initial valuation date ” and
March 14,

2033

as the

“
final valuation date ”.
A “ trading day
” with respect to the ETNs means a day on which

(a) it is an index business day,

(b) trading

is generally conducted on NYSE
Arca, and (c) is a business day in New York

City.
An “
index business

day
” means each continuous period during

which the index sponsor publishes

an intraday index level. As of the date of
this Exhibit [ ], an index business day typically begins at 3:00 a.m. New York

City time and ends at 11:35

a.m. New York City time on a particular
calendar date, without adjustment for daylight savings time

in any jurisdiction. The specific hours on

which an index business day begins and ends
may be subject to adjustment if the Index Exchanges

included in the Index change.
An “ Index Exchange
” means each exchange on whi

ch any of the Index Constituents are traded.
Index Exposure Rebalancing
A “
loss rebalancing

event
” will occur if, on any valuation date, the closing level of the Index is less than or equal to the loss rebalancing
trigger calculated on the immediately prec

eding valuation date.

The “
loss rebalancing

trigger
” on any valuation date will

equal (a) 1.6
times

(b) the closing level of the Index

on such valuation date
times
(c) the financing level on such valuation date divided by

(d) the long index amount on

such valuation date. The loss rebalancing trigger will be
published under

the ticker symbol “FFEU.RT”.
A “
quarterly rebalancing

event
” occurs on the valuation date immediately preceding the first valuation date of each calendar quarter beginning

on April 1, 20

18 and ending on

January 1, 2033.

A “ rebalancing event date
” means any valuation date on which a loss

rebalancing

event or a quarterly rebalancing

event occurs (together
a “ rebalancing event
”). In the event that a loss rebalancing

event occurs on the same valuation date as a quarterly rebalancing event, the loss
rebalancing

event will be deemed to have occurred

in precedence over the quarterly rebalancing event and the applicable loss rebalancing fee will be charged

on the related rebalancing date.
A “ rebalancing date
” is the first valuation date immediately following

a rebalancing event date on which all the Index Exchanges

are open
for trading.

The “ rebalancing amount
” for each ETN on any valuation date that is not a rebalancing date will be equal to zer

o. On any valuation date
that is a rebalancing

date, the rebalancing amount for each ETN will equal the product of (a) the long index amount on the immediately preceding
valuation date times

(b) the index performance

factor on the rebalancing

date
minus

(c) the product

of (i) the initial

leverage factor
times

(ii) the
closing indicative note value on the immediately preceding

valuation date.
The “
loss rebalancing

fee
” for each ETN on any valuation date that is not a rebalancing date will be equal to zero

.

On any valuation date
that is a rebalancing

date following the occurrence

of a loss

rebalancing

event, the loss rebalancing fee for each ETN will be equal to the product of
(a) loss rebalancing fee rate multiplied by

(b) absolute value of the rebalancing

amount on such valuation date. In no case will the loss rebalancing fee be negative.
The “loss rebalancing

fee rate” will equal 0.05%.
Payment Upon Holder

Redemption Or Issuer Redemption
If holders or we have not previously

redeemed

the ETNs,

up to the valuation date immediately preceding

the final

valuation date, and
subject to the occurrence

of an intervening automatic termination event and to certain other restrictions, holders may elect to redeem their ETNs on any redemption

date during the term of the ETNs.

If holders redeem their ETNs, they will receive a cash payment in U.S. dollars per ETN on such
date in an amount equal to the closing indicative note value minus the settlement charge on the applicable valuation date. Holders must redeem

at
least 10

,000 ETNs at one time

in order

to exercise their right to redeem their ETNs on any redemption date, or their broker or other financial
intermediary (such as a bank or

other financial institution not required to register as a broker

-dealer to engage in securities transactions)

must
bundle their ETNs for redemption

with those of other investors to reach this minimum. We may from time to time, in our sole discretion, reduce
this minimum redemption

amount on a consistent basis for all holders of ETNs. Notwithstanding the foregoing, if an automatic termination event, as described under

“—Automatic Termination Event”, occurs

between the time at which a holder deliver a notice of redemption to us and the close of business on the applicable valuation date, their notice of redemption will be deemed ineffective and their ETNs will be automatically redeemed on the relevant redemption

date as described under

“—Automatic Termination Event”.
Prior to maturity we may redeem

the ETNs (in whole only, but not in part) at our

sole discretion on any business day from and

including
issuance to and including maturity. To

exercise our

right to redeem, we must deliver notice to the holders of the ETNs not less than ten calendar days prior to the valuation date specified by

us in such notice. If we redeem the ETNs, holders

will receive a cash payment in U.S. dollars per ETN on
the corresponding

redemption date in an amount equal to the closing indicative note value on the valuation date specified in such notice.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

A “ redemption date
” is:

●

In the case of holder redemption,

the redemption date is the second business day following the applicable valuation date (which must be earlier than the final valuation date) specified in the relevant notice of holder redemption. Accordingly,

the final
redemption

date will

be the second business day

following the valuation date that is immediately prior to the final valuation date.
●

In the case of issuer redemption, the redemption

date is

the third business day

following the valuation date specified by us in the
issuer redemption

notice, which will

in no event be later than the maturity date.
●

In the case of an automatic termination event, the redemption date is the fifth business day following the automatic termination date; provided

that if

calculation of the automatic redemption value is postponed

as a

result of a market disruption

event, the
redemption

date will

be the fifth business day after

the automatic redemption

value is

calculated.
Holder Redemption Procedu

res
If we have not exercised

our right to redeem

the ETNs and no automatic termination event has occurred, holders may, subject to the
minimum redemption

amount described above,

elect to

redeem their ETNs on any redemption

date. To redeem their ETNs, holders must instruct
their broker

or other person

through whom holders hold their ETNs to deliver a notice

of holder redemption

to us via

facsimile or email by no later
than 4:00 p.m., New York

City time,

on the business day prior

to the applicable valuation date specified in their notice of holder redemption.
Automatic Termination Event
The ETNs will be redeemed

automatically (in whole only, but not in part) if, on any index business day prior to or on the final valuation date,
the intraday index level is less than or equal to the

automatic termination trigger calculated on the valuation date immediately preceding the
beginning

of such index business day. We will redeem

the ETNs on the relevant redemption

date and will

deliver a notice of redemption

to the
Depositary Trust Company

(“
DTC
”) in the form attached as Annex C that will specify such date. Upon such redemption, holders

will receive a cash
payment equal to the automatic redemption

value.

The “ intraday index level
” is the most recent intraday level of the Index

reported

by the index sponsor.

The “ automatic termination trigger ” on any valuation date will equal (a) 1.4 times

(b) the closing level of the Index

on such valuation date
times

(c) the financing level on such valuation date
divided by

(d) the long index amount on

such valuation date. The automatic

termination trigger
will be published under

the ticker symbol “FFEU.ATT”.
An “ automatic termination date
” is any index business day on which

an automatic termination event occurs.
The “ automatic redemption value
” will be determined by the calculation agent, in its sole discretion, acting in good faith and in a
commercially reasonable manner,

using the latest

publicly available quotations for the

intraday prices of the relevant Index

Constituents

that are
available as soon as practicable following

the occurrence

of an automatic termination event. The calculation

agent will approximate the intraday
index performance

factor on the basis of

such quotations and calculate, in the manner described

under “Intraday

Indicative Note Value”, a
corresponding

intraday indicative note value, which shall be

deemed to be the automatic redemption

value.

If a rebalancing

event has occurred

and then an automatic termination event occurs after the occurrence of the rebalancing event but prior
to the end of the trading day on the corresponding

rebalancing date, then the ETNs

will be automatically redeemed pursuant

to the automatic
termination event without giving regard

to the rebalancing event. Additionally, if we provide

notice of an issuer

redemption

of the ETNs and then an
automatic termination event occurs prior

to the end of the trading day on the corresponding

valuation date for the issuer

redemption, our

notice of
issuer redemption

will be deemed ineffective and the ETNs will be automatically redeemed on the relevant redemption date at

an amount equal to
the automatic redemption

value.
Market Disruption Events
If the calculation agent is prevented

from determining

the automatic redemption value because a market disruption event occurs or is
continuing following

the occurrence

of an automatic termination event, the

calculation agent may determine the automatic redemption

value
when the market disruption event has

ceased to occur. However,

if such market disruption event is continuing on the fifth trading day after the automatic termination date, the calculation agent may make a good faith estimate in its sole discretion of the value of the Index and will determine
the automatic redemption

value prior to the close of trading on the fifth trading day.
Valuation dates with respect

to the ETNs may be postponed and thus the determination of the Index level may be postponed if the
calculation agent determines that, on the respective date, a market disruption event has occurred

or is continuing in respect of the Index. Under
these circumstances, that valuation date will be the first following scheduled trading day

on which the calculation agent determines that no market
disruption event occurs or

is continuing. In no event, however,

will any valuation date be postponed by more

than five scheduled trading days. If
the calculation agent determines that a market disruption event occurs or is continuing on the fifth scheduled trading day, the calculation agent will determine the closing level for the Index on

that fifth scheduled trading day in good

faith and in a commercially reasonable manner.

Any of the following will be a “market disruption event”

with respect to the Index:
●

a suspension, absence or limitation of trading in the Index

Constituents constituting 20% or more, by

weight, of the Index in
their respective primary

markets, in each case for more than two hours of trading

or during the one-half hour

period preceding

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

the close of the regular

trading session in that market or, if the relevant valuation time is not the close of the regular trading
session in that market, the relevant valuation time;
●

a suspension, absence or material limitation of trading in futures or options contracts relating to the Index on their respective
markets or in futures or options contracts relating to any Index

Constituents constituting 20% or more,

by weight, of the Index in
the respective primary

markets for those contracts, in each case for more

than two hours of trading or

during the one-half hour
period preceding

the close of the

regular trading

session

in that market or, if the relevant valuation

time is not the close of the
regular trading

session

in that market, the relevant valuation time;
●

any event that materially disrupts or

impairs, as determined by the calculation agent, the ability of market participants in general to (1) effect transactions in, or obtain market values

for, Index

Constituents constituting 20% or more, by

weight, of the Index in
their respective primary

markets, or (2) effect transactions in, or obtain market values for,

futures or options contracts relating to
the Index on their respective markets or

futures or options contracts relating to any Index Constituents constituting 20% or more, by weight, of the

Index in the respective primary markets for those contracts,

in either case for more than two hours

of
trading or at any time during

the one-half hour period

preceding the close

of the regular trading session in that market or, if the
relevant valuation time is not the close of the regular

trading session in that market, the relevant valuation time;
●

the closure on any day of the primary

market for futures or options contracts relating to the Index or

Index Constituents
constituting 20% or

more, by weight, of the Index on

a scheduled trading day prior

to the scheduled weekday closing time of
that market (without regard

to after hours or any other trading

outside of the regular trading session hours) unless such earlier closing time is announced

by the primary market at least one hour prior

to the earlier of (1) the actual

closing time for the
regular trading

session

on such primary market

on such scheduled trading

day for such primary

market and (2) the submission
deadline for orders

to be

entered into the relevant exchange system for execution at the close of trading on such scheduled
trading day for

such primary market; or
●

any scheduled trading

day on which (1)

the primary markets for Index

Constituents

constituting 20% or more, by

weight, of the
Index or (2)

the exchanges or quotation systems, if

any,

on which futures or options contracts on

the Index are traded, fails to
open for trading

during its regular trading

session.
“Scheduled

trading day”

means any day on which (a) the index sponsor

is scheduled to publish the

level of the Index and (b)

each
exchange or

quotation system, if any, on which futures or options contracts on

(i) the Index or (ii) Index Constituents constituting 20% or more, by
weight, of the Index are traded

are scheduled to be open for

trading for their regular trading

session.
The following events will not be market disruption

events:
●

a limitation on the hours or number

of days of trading in the relevant market only if the limitation results from an announced change in

the regular business hours of the relevant market; or
●

a decision to permanently discontinue trading

in futures or options contracts relating to the Index.
For this purpose,

an “absence of trading” on an exchange or market

will not include any time when the relevant exchange or market is
itself closed for trading under

ordinary

circumstances.
In contrast, a suspension or limitation of trading in an Index

Constituent in

its primary

market, or in futures or options contracts related to
the Index or any Index

Constituent,

if available, in the primary

market for those contracts, by reason of any of:
●

a price change

exceeding limits set by that market,
●

an imbalance of orders relating to the Index

Constituent or those contracts, as applicable, or
●

a disparity in bid

and ask quotes relating to the Index Constituent or those contracts, as applicable, will constitute a suspension or material limitation of trading in that Index

Constituent in futures or options contracts related to the Index in the primary market for those contracts.
In addition to the market disruption events described

above, a market disruption event will also occur

if the

index sponsor does not publish
the level of the Index on

an index business day or the Index is otherwise not available.
Default Amount on Acceleration
If an Event of Default (as defined below)

occurs and the maturity of the ETNs is

accelerated, the amount declared

due and payable

upon
any acceleration of the ETNs will be determined

by the calculation agent and will equal, for each ETN, the closing indicative note value on the date of acceleration.
Discontinuance or Modification

of the

Index
If the index sponsor discontinues publication of the Index

and they or any other person

or entity publishes an index that

the calculation
agent determines is comparable

to the Index and the calculation agent approves such index as a successor index, then the calculation agent will determine the level of the Index

on the applicable valuation date and the amount payable at maturity or upon redemptio

n

by reference to such
successor index.
If the calculation agent determines that the publication of the Index is discontinued

and there is no successor index, or that the closing level
of the Index is not available for any reason,

on the date on which the level of the Index is required

to be determined, the calculation agent will

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

determine the amount payable

by a computation methodology

that the

calculation agent determines will as closely as reasonably possible replicate the Index.
If the calculation agent determines that the Index

or the method of calculating the Index has been changed at any time in any respect, and whether the change is made by the index sponsor

under its existing

policies or following

a modification of those policies, is due to the publication
of a successor index, or is due to any other reason — then the calculation agent will be permitted (but not required)

to make such adjustments

to
the Index or method

of calculating the Index as

it believes are appropriate

to ensure that the level of

the Index

used to determine the amount
payable on the maturity date is equitable.
All determinations and adjustments to be made by the calculation agent may be made in the calculation agent’s sole discretion.
Description of Barclays ETN+ FI Enhanced Global High Yield Exchange-Traded Notes Series B
Terms

defined within this “Description of Barclays

ETN+ FI Enhanced Global High Yield Exchange-Traded

Notes Series

B” section are defined only
with respect to this section.
General
The return of the Barclays ETN+ FI Enhanced

Global High Yield Exchange-Traded

Notes Series

B (the “
ETNs ”) is linked to the performance
of the MSCI World High Dividend Yield USD Gross Total

Return Index

(the “
Index ”). The return on the ETNs is linked to a quarterly rebalanced leveraged participation

in the performance of the Index. The Index

is designed to track

the performance

of large and mid cap stocks (excluding
REITS) (the “ Index Constituents
”) across 23 developed

markets countries tracked by the MSCI World Index (the “
Parent Index ”) with higher than
average dividend

yields that are potentially both sustainable and persistent. The Index also incorporates certain screening mechanisms based on
certain “quality” characteristics

and recent 1-year

price perfo

rmance that seek

to exclude stocks with potentially deteriorating fundamentals that may force them to cut or

reduce dividends. The Index

is calculated,

maintained and published by MSCI, Inc. (the “
index sponsor ”), which launched
the Index on May 31,

2006. The

ETNs are traded on the NYSE Arca exchange

under the ticker symbol “FIYY.”
Inception, Issuance and Maturity
The ETNs were first sold on March

15, 2018

(the “
inception date
”). The ETNs

were first issued on March

19, 2018

(the “
issue date ”) and
will be due

on March 17,

2033

(the “
maturity date ”).
If the maturity date is not a business day,

the maturity date will be the next following business day.

If the fifth business day before

this day
does not qualify as a valuation date, then the maturity date will be the fifth business day following the final valuation date. The calculation agent
may postpone the final valuation date — and therefore

the maturity date — if a market disruption event occurs or

is continuing on a day that
would otherwise be the final valuation date.
In the event that payment at maturity is

deferred

beyond

the stated

maturity date, penalty

interest will not accrue

or be payable with
respect to that deferred

payment.
Coupon
We will not pay

holders interest during

the term of the ETNs.
Denomination
The ETNs are in denominations of $100.
Payment at Maturity
If holders hold their ETNs to maturity, they

will receive a cash payment per

ETN in U.S. dollars at maturity in an amount equal to (a) the closing indicative note value on the final valuation date minus

(b) the settlement charge

on the final valuation date.

The “
closing

indicative note value
” per ETN on the initial

valuation date was $100.

The closing indicative note value for each ETN on any
subsequent valuation date will equal (a) the long index amount on such valuation date
minus

(b) the financing level on such valuation date,
provided

that if

such calculation results in a negative value, the closing indicative note value will be $0. The closing indicative note value will be
published on each valuation date under

the ticker symbol “FIYY.RDNV”.
The “ long index amount
” per ETN on the initial valuation date was $200,

which is equal to the initial

leverage factor of 2
times

the principal
amount per ETN. On any subsequent valuation date, the long

index amount for each ETN will equal the product of (a) the long index amount on the
immediately preceding

valuation date
times

(b) the index performance

factor on such valuation date
minus
(c) the rebalancing amount

(if any) on
such valuation date. The long index amount will be published on each valuation date under the ticker symbol “FIYY.LIA”.

The “ initial leverage factor ” will equal 2.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

The “ leverage factor
” per ETN on any valuation date

will equal (i) the

long index amount on

such valuation date
divided by

(ii) closing
indicative note value on such valuation date. The leverage

factor will be published under

the ticker symbol “FIYY.LF”.
The “ index performance factor ”
per ETN on the initial valuation date will equal 1. On any

subsequent valuation date, the index
performance

factor will equal (a) the

closing level of the Index

on such valuation date
divided by

(b) the closing level of the Index on the
immediately preceding

valuation date.
The “ financing level
” for each ETN on the initial valuation date was $100.

On any subsequent valuation date, the financing level for each
ETN will equal (a) the financing level on the immediately preceding valuation date
plus (b) the daily investor fee on such valuation date plus

(c) the
loss rebalancing fee (if any)

on such valuation date
minus
(d) the rebalancing

amount (if any) on such valuation date. The financing level will be published on each valuation date under

the ticker symbol “FIYY.FL”.
The “ daily investor fee
” per ETN on the initial valuation date was

$0. On any subsequent valuation date, the daily investor fee for each ETN
will equal (a) the sum of (i) the financing rate times

the financing level on the immediately preceding

valuation date
plus

(ii) the fee rate
times

the
closing indicative note value on the immediately preceding

valuation date
times
(b) the number

of calendar days from, but excluding, the
immediately preceding

valuation date to, and including, the current valuation date divided by

(c) 360.
The “ fee rate ” will equal 0.93%.
The “ financing rate
” will equal the sum of (a)0.88% plus (b)the 3-month

LIBOR rate as of

the preceding

rebalancing

date in respect of
which a quarterly rebalancing

event has occurred

(a “
quarterly rebalancing date ”).
Notwithstanding anything to the contrary

in the accompanying

prospectus supplement, for purpos

es of the

ETNs, “
3-month LIBOR rate ”
on any quarterly

rebalancing

date shall

mean the rate for deposits in U.S. dollars for a period

of three months as of approximately 11:00

am London
time on that quarterly rebalancing

date which appears on Bloomberg

screen “US0003M” or any

successor screen or comparable publication service
(the “ Designated Screen
”). If no rate appears on the Designated Screen, then the determination of the 3-month

LIBOR rate may be postponed for
up to five trading days. Under

such circumstances, the 3-month LIBOR rate available as of the preceding quarterly rebalancing

date shall

be used
for up to five trading

days until such time as the 3-month LIBOR rate becomes

available on the Designated Screen. If the 3-month LIBOR rate continues not to be available on the fifth trading

day after the relevant quarterly

rebalancing

date, then the

calculation agent may determine the
relevant LIBOR rate in accordance

with the following paragraph.

Notwithstanding the foregoing,

if the calculation agent determines in its sole discretion (i) on the fifth trading day after the relevant
quarterly rebalancing

date that

the 3-month LIBOR rate is not available on the Designated

Screen or (ii) on or prior

to the relevant quarterly
rebalancing

date that the relevant

LIBOR rate has been discontinued or

such rate has ceased to be published permanently or indefinitely, then the calculation agent shall use for the relevant quarterly

rebalancing

date a successor or substitute

rate that it has determined in its sole discretion to
be (a) the industry-accepted successor rate to the discontinued LIBOR rate or (b)

if no such industry-accepted successor rate exists, the most comparable

substitute

rate to the discontinued

LIBOR rate. If the calculation agent has determined a successor or substitute rate in accordance with the foregoing,

the calculation agent may make adjustments in its sole discretion to any relevant methodology for calculating such successor
or substitute rate, including, but not limited to, any

adjustment it determines is needed to make such successor or substitute rate comparable to
the discontinued LIBOR rate, in a manner

that is consistent with industry-accepted practices for such successor or substitute rate for debt obligations such as the ETNs.
The “ settlement charge
” is a charge

imposed upon

holder redemption and the payment at maturity, and is equal to 0.05% times the long index amount on the applicable valuation date. The settlement charge is intended to allow us to recoup

the brokerage

and other transaction costs
that we will incur in connection with making a payment on

the ETNs. The proceeds we receive from

the settlement charge may be more

or less
than such costs.
A “
business

day
” means a Monday, Tuesday,

Wednesday,

Thursday or

Friday that is neither a day on which banking institutions in New
York

City generally are authorized

or obligated by law, regulation,

or executive order

to close.
A “ valuation date
” means each trading

day from March

15, 2018

to March 14, 2033,

subject to postponement as a

result of market
disruption events, such postponement

not to exceed five scheduled trading days. We refer to March 15,

2018

as the

“
initial valuation date ” and
March 14,

2033

as the

“
final valuation date ”.
A “ trading day
” with respect to the ETNs means a day on which

(a) it is an index business day,

(b) trading

is generally conducted on NYSE
Arca, and (c) is a business day in New York

City.
An “
index business

day
” means each continuous period during

which the index sponsor publishes

an intraday index level. As of the date of
this Exhibit [ ], an index business day will be deemed to begin at the scheduled opening time of trading on the New Zealand Exchange (typically
7:00 p.m. New York

City time on a particular calendar date without adjustment for daylight savings time in any jurisdiction) and end at the scheduled closing time of trading on

the New York Stock Exchange

(4:00 p.m. New York

City time

on the following calendar date). The specific
hours on which

an index business day begins and ends may be subject to adjustment if the Index Exchanges included in the Index change.
An “ Index Exchange
” means each exchange on which

any of the Index Constituents are traded.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

Index Exposure Rebalancing
A “
loss rebalancing

event
” will occur if, on any valuation date, the closing level of the Index is less than or equal to the loss rebalancing
trigger calculated on the immediately preceding

valuation date.

The “
loss rebalancing

trigger
” on any valuation date will

equal (a) 1.6
times

(b) the closing level of the Index

on such valuation date
times
(c) the financing level on such valuation date divided by

(d) the long index amount on

such valuation date. The loss rebalancing trigger will be
published under

the ticker symbol “FIYY.RT”.
A “
quarterly rebalancing

event
” occurs on the valuation date immediately preceding the first valuation date of each calendar quarter beginning

on April 1, 2018

and ending on January 1, 2033.

A “ rebalancing event date
” means any valuation date on which a loss

rebalancing

event or a quarterly rebalancing

event occurs (together
a “ rebalancing event
”). In the event that a loss rebalancing

event occurs on the same valuation date as a quarterly rebalancing event, the loss
rebalancing

event will be deemed to have occurred

in precedence over the quarterly rebalancing event and the applicable loss rebalancing fee will be charged

on the related rebalancing date.
A “ rebalancing date
” is the first valuation date immediately following

a rebalancing event date on which all

the Index

Exchanges are open
for trading.

The “ rebalancing amount
” for each ETN on any valuation date that is not a rebalancing date will be equal to zero.

On any valuation date
that is a rebalancing

date, the rebalancing amount for each ETN will equal the product of (a) the long index amount on the immediately preceding
valuation date times

(b) the index performance

factor on the rebalancing

date
minus

(c) the product

of (i) the initial

leverage factor
times

(ii) the
closing indicative note value on the immediately preceding

valuation date.
The “
loss rebalancing

fee
” for each ETN on any valuation date that is not a rebalancing date will be equal to zero.

On any valuation date
that is a rebalancing

date following the occurrence

of a loss

rebalancing

event,

the loss rebalancing fee for each ETN will be equal to the product of
(a) loss rebalancing fee rate multiplied by

(b) absolute value of the rebalancing

amount on such valuation date. In no case will the loss rebalancing fee be negative.
The “
loss rebalancing

fee

rate
” will equal 0.05%.
Payment Upon Holder

Redemption Or Issuer Redemption
If holders or we have not previously

redeemed

the ETNs,

up to the valuation date immediately preceding

the final

valuation date, and
subject to the occurrence

of an intervening automatic termination event and to certain other restrictions, holders may elect to redeem their ETNs on any redemption

date during the term of the ETNs.

If holders redeem their ETNs, they will receive a cash payment in U.S. dollars per ETN on such
date in an amount equal to the closing indicative note value minus the settlement charge on the applicable valuation date. Holders must redeem

at
least 10,000

ETNs at

one time in order

to exercise their right to redeem their ETNs on any redemption da te, or their broker or

other financial
intermediary (such as a bank or

other financial institution not required to register as a broker

-dealer to engage in securities transactions)

must
bundle their ETNs for redemption

with those of other investors to reach

this minimum. We may from time to time, in our sole discretion, reduce this minimum redemption

amount on a consistent basis for all holders of ETNs. Notwithstanding the foregoing, if an automatic termination event, as described under

“—Automatic Termination Event”, occurs

between the time at which a holder deliver a notice of redemption to us and the close of business on the applicable valuation date, their notice of redemption will be deemed ineffective and their ETNs will be automatically redeemed on the relevant redemption

date as described under

“—Automatic Termination Event”.
Prior to maturity we may redeem

the ETNs (in whole only, but not in part) at our

sole discretion on any business day from and

including
issuance to and including maturity. To

exercise our

right to redeem, we must deliver notice to the holders of the ETNs not less than ten calendar days prior to the valuation date specified by

us in such notice. If we redeem the ETNs, holders

will receive a cash payment in U.S. dollars per ETN on
the corresponding

redemption date in an amount equal to the closing indicative note value on the valuation date specified in such notice.
A “ redemption date
” is:

●

In the case of holder redemption,

the redemption date is the second business day following the applicable valuation date (which must be earlier than the final valuation date) specified in the relevant notice of holder redemption. Accordingly,

the final
redemption

date will

be the second business day

following the valuation date that is immediately prior to the final valuation date.
●

In the case of issuer redemption, the redemption

date is

the third business day

following the valuation date specified by us in the
issuer redemption

notice, which will

in no event be later than the maturity date.
●

In the case of an automatic termination event, the redemption date is the fifth business day following the automatic termination date; provided

that if

calculation of the automatic redemption value is postponed

as a

result of a market disruption

event, the
redemption

date will

be the fifth business day after

the automatic redemption

value is

calculated.
Holder Redemption Procedures
If we have not exercised

our right to re

deem the ETNs and no automatic termination event has occurred,

holders may, subject to the
minimum redemption

amount described above,

elect to

redeem their ETNs on any redemption

date. To redeem their ETNs, holders must instruct

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

their broker

or other perso

n

through whom holders hold their ETNs to deliver a notice

of holder redemption

to us via

facsimile or email by no later
than 4:00 p.m., New York

City time,

on the business day prior

to the applicable valuation date specified in their notice of holder rede mption.
Automatic Termination Event
The ETNs will be redeemed

automatically (in whole only, but not in part) if, on any index business day prior to or on the final valuation date,
the intraday index level is less than or equal to the

automatic termination trigger calculated on the valuation date immediately preceding the
beginning

of such index business day. We will redeem

the ETNs on the relevant redemption

date and will

deliver a notice of redemption

to the
Depositary Trust Company

(“
DTC
”) in the form attached as Annex C that will specify such date. Upon such redemption, holders

will receive a cash
payment equal to the automatic redemption

value.

The “ intraday index level
” is the most recent intraday level of the Index

reported

by the index sponsor.

The “ automatic termination trigger ” on any valuation date will equal (a) 1.4 times

(b) the closing level of the Index

on such valuation date
times

(c) the financing level on such valuation date
divided by

(d) the long index amount on

such valuation date. The automatic

termination trigger
will be published under

the ticker symbol “FIYY.ATT”.
An “ automatic termination date
” is any index business day on which

an automatic termination event occurs.
The “ automatic redemption value
” will be determined by the calculation agent, in its sole discretion, acting in good faith and in a
commercially reasonable manner,

using the latest

publicly available quotations for the

intraday prices of the relevant Index

Constituents

that are
available as soon as practicable following

the occurrence

of an automatic termination event. The calculation

agent will approximate the intraday
index performance

factor on the basis of

such quotations and calculate, in the manner describ

ed under “Intraday

Indicative Note Value”, a
corresponding

intraday indicative note value, which shall be

deemed to be the automatic redemption

value.

If a rebalancing

event has occurred

and then an automatic termination event occurs after the occurrence of

the rebalancing event but prior
to the end of the trading day on the corresponding

rebalancing date, then the ETNs

will be automatically redeemed pursuant

to the automatic
termination event without giving regard

to the rebalancing event. Additionally, if we provide

notice of an issuer

redemption

of the ETNs and then an
automatic termination event occurs prior

to the end of the trading day on the corresponding

valuation date for the issuer

redemption, our

notice of
issuer redemption

will be deemed ineffective and the ETNs will be automatically redeemed on the relevant redemption date at

an amount equal to
the automatic redemption

value.
Market Disruption Events
If the calculation agent is prevented

from determining

the automatic redemption value because a market disruption event occurs or is
continuing following

the occurrence

of an automatic termination event, the

calculation agent may determine the automatic redemption

value
when the market disruption event has ceased to occur.

However,

if such market disruption event is continuing on the fifth trading day after the automatic termination date, the calculation agent may make a good faith estimate in its sole discretion of the value of the Index and will determine
the automatic redemption

value prior to the close of trading on the fifth trading day.

Valuation dates with respect

to the ETNs may be postponed and thus the determination of the Index level may be postponed if the
calculation agent determines that, on the respective date, a market disruption event has occurred

or is continuing in respect of the Index. Under
these circumstances, that valuation date will be the first following scheduled trading day

on which the calculation agent determines that no market
disruption event occurs or

is continuing. In no event, however,

will any valuation date be postponed by more

than five scheduled trading days. If
the calculation agent determines that a market disruption event occurs or is continuing on the fifth scheduled trading day, the calculation agent will determine the closing level for the Index on

that fifth scheduled trading day in good

faith and in a commercially reasonable manner.

Any of the following will be a “market disruption event”

with respect to the Index:
●

a suspension, absence or limitation of trading in the Index

Constituents constituting 20% or more, by

weight, of the Index in
their respective primary

markets, in each case for more than two hours of trading

or during the one-half hour

period preceding
the close of the regular

trading session in that market or, if the relevant valuation time is not the close of the regular trading
session in that market, the relevant valuation time;
●

a suspension, absence or material limitation of trading in futures or options contracts relating to the Index on their respective
markets or in futures or options contracts relating to any Index

Constituents constituting 20% or more,

by weight, of the Index in
the respective primary

markets for those contracts, in each case for more

than two hours of trading or

during the one-half hour
period preceding

the close of the

regular trading

session

in that market or, if the relevant valuation

time is not the close of the
regular trading

session

in that market, the relevant valuation time;
●

any event that materially disrupts or

impairs, as determined by the calculation agent, the ability of market participants in general to (1) effect transactions in, or obtain market values

for, Index

Constituents constituting 20% or more, by

weight, of the Index in
their respective primary

markets,

or (2) effect transactions in, or obtain market values

for, futures or

options contracts relating to
the Index on their respective markets or

futures or options contracts relating to any Index Constituents constituting 20% or more, by weight, of the

Index

in the respective primary markets for those contracts, in either case for more than two hours of
trading or at any time during

the one-half hour period

preceding the close

of the regular trading session in that market or, if the
relevant valuation time is

not the close of the regular trading session in that market, the relevant valuation time;

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

●

the closure on any day of the primary

market for futures or options contracts relating to the Index or

Index Constituents
constituting 20% or

more, by weight, of the Index on

a scheduled trading day prior

to the scheduled weekday closing time of
that market

(without regard

to after hours or any other trading

outside of the regular trading session hours) unless such earlier closing time is announced

by the primary market at least one hour prior

to the earlier of (1) the actual

closing time for the
regular trading

session

on such primary market

on such scheduled trading

day for such primary

market and (2) the submission
deadline for orders

to be entered into the relevant exchange system for execution at the close of trading on such scheduled
trading day for

such primary market; or
●

any scheduled trading

day on which (1)

the primary markets for Index

Constituents

constituting 20% or more, by

weight, of the
Index or (2)

the exchanges or quotation systems, if

any,

on which futures or options contracts on

the Index are traded, fails to
open for trading

during its regular trading

session.
●

“Scheduled

trading day”

means any day on which (a) the index sponsor

is scheduled to publish the

level of the Index and (b)
each exchange or

quotation system, if any, on which future

s

or options contracts on (i) the Index or

(ii) Index Constituents
constituting 20% or

more, by weight, of the Index are traded

are scheduled to be open for

trading for their regular trading
session.
●

The following events will not be market disruption

events:
●

a limitation on the hours or number

of days of trading in the relevant market only if the limitation results from an announced change in the regular business hours of the relevant market; or
●

a decision to permanently discontinue trading

in futures or options contracts relating to the Index.
For this purpose,

an “absence of trading” on an exchange or market

will not include any time when the relevant exchange or market is
itself closed for trading under

ordinary

circumstances.
In contrast, a suspension or limitation of trading in an Index

Constituent in

its primary

market, or in futures or options contracts related to
the Index or any Index

Constituent,

if available, in the primary

market for those contracts, by reason of any of:
●

a price change

exceeding limits set by that market,
●

an imbalance of orders relating to the Index

Constituent or those contracts, as applicable, or
●

a disparity in bid and ask quotes relating to the Index Constituent or those contracts, as applicable,
will constitute a suspension or material limitation of trading in that Index

Constituent in futures or options contracts related to the Index in the primary market for those contracts.
In addition to the market disruption events described

above, a market disruption event will also occur

if the

index sponsor does not publish
the level of the Index on

an index business day or the Index is otherwise not available.
Default Amount on Acceleration
If an Event of Default (as defined below)

occurs and the maturity of the ETNs is

accelerated, the amount declared

due and payable

upon
any acceleration of the ETNs will be determined

by the calculation agent and will equal, for each ETN, the closing indicative note value on the date of acceleration.
Discontinuance or Modification

of the

Index
If the index sponsor discontinues publication of the Index

and they or any other person

or entity publishes an index that

the calculation
agent determines is comparable

to the Index and the calculation agent approves such index as a successor index, then the calculation agent will determine the level of the Index

on the applicable valuation date and the amount payable at maturity or upon redemption

by reference to such
successor index.
If the calculation agent determines that the publication of the Index is discontinued

and there is no successor index, or that the closing level
of the Index is not available for any reason,

on the date on which the level of the Index is required

to be determined, the calculation agent will
determine the amount payable

by a computation methodology

that the

calculation agent determines will as closely as reasonably possible replicate the Index.
If the calculation agent determines that the Index

or the method of calculating the Index has been changed at any time in any respect, and whether

the change is made by the index sponsor under

its

existing policies or following a modification of those policies, is due to the publication of a successor index, or is due to any other reason — then the calculation agent will be permitted (but not required)

to make such adjustments

to
the Index or method

of calculating the Index as

it believes are appropriate

to ensure that the level of the Index used to determine the amount payable on the maturity date is equitable.
All determinations and adjustments to be made by the calculation agent may be made in the calculation agent’s sole discretion.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

Description of Barclays ETN+ FI Enhanced Europe 50 Exchange-Traded Notes Series

B
Terms

defined within this “Description of Barclays

ETN+ FI Enhanced Europe 50 Exchange-Traded

Notes

Series B” section

are defined only with
respect to this section.
General
The return of the Barclays ETN+ FI Enhanced

Europe

50 Exchange

-Traded Notes Series

B (the “
ETNs
”) is linked to the performance

of the
STOXX

Europe 50
®

USD (Gross Return) Index

(the “
Index
”). The return on the ETNs is

linked to a quarterly rebalanced

leveraged participation

in
the performance

of the Index. The Index is composed of 50 European

blue-chip companies (the “
Index Constituents
”) selected

from within the
STOXX

Europe 600

Index (the “
Parent Index
”). The Parent Index contains the 600 largest stocks traded on the major exchanges of 17

European
countries: Austria, Belgium, Czech Republic, Denmark, Finland, France,

Germany,

Ireland, Italy, Luxembourg

,

the Netherlands, Norway,

Portugal,
Spain, Sweden, Switzerland and the

United Kingdom. The Index

is calculated,

maintained and published by STOXX Limited

(the “
index sponsor ”),
which launched the Index

on March 27,

2012

.

The ETNs are traded on the NYSE Arca exchange under the ticker symbol “FLEU.”
Inception, Issuance and Maturity
The ETNs were first sold on November

2, 2016

(the “
inception date
”). The ETNs

were first issued on November

7, 2016

(the “
issue date ”)
and will be due on October 28, 2026

(the “
maturity date ”).
If the maturity date is not a business day,

the maturity date will be the next following business day.

If the fifth business day before

this day
does not qualify as a valuation date, then the maturity date will be the fifth business day following the final valuation date. The calculation agent
may postpone the final valuation date — and therefore

the maturity date — if a market disruption event occurs or

is continuing on a day that
would otherwise be the final valuation date.
In the event that payment at maturity is

deferred

beyond

the stated

maturity date, penalty

interest will not accrue

or be payable with
respect to that deferred

payment.
Coupon
We will not pay

holders interest during

the term of the ETNs.
Denomination
The ETNs are in denom

inations of $100.
Payment at Maturity
If holders hold their ETNs to maturity, they

will receive a cash payment per

ETN in U.S. dollars at maturity in an amount equal to (a) the closing indicative note value on the final valuation date minus

(b) the settlement charge

on the final valuation date.

The “
closing

indicative note value
” per ETN on the initial

valuation date was $100.

The closing indicative note value for each ETN on any
subsequent valuation date will equal (a) the long index amount on such valuation date
minus

(b) the financing level on such valuation date,
provided

that if

such calculation results in a negative value, the closing indicative note value will be $0. The closing indicative note value will be
published on each valuation date under

the ticker symbol “FLEU.RDNV”.
The “ long index amount
” per ETN on the initial valuation date was $200,

which is equal to the initial

leverage factor of 2
times

the principal
amount per ETN. On any subsequent valuation date, the long

index amount for each ETN will equal the product of (a) the long index amount on the
immediately preceding

valuation date
times

(b) the index performance

factor on such valuation date
minus
(c) the rebalancing amount

on such
valuation date. The long index amount will be published on each valuation date under the ticker symbol “FLEU.LIA”.

The “ initial leverage factor ” will equal 2.
The “ leverage factor
” per ETN on any valuation date

will equal (i) the

long index amount on

such valuation date
divided by

(ii) closing
indicative note value on such valuation date. The leverage

factor will be published under

the ticker symbol “FLEU.LF”.
The “ index performance factor ”
per ETN on the initial valuation date will equal 1. On any

subsequent valuation date, the index
performance

factor will equal (a) the

closing level of the Index

on such valuation date
divided by

(b) the closing level of the Index on the
immediately preceding

valuation date.
The “ financing level
” for each ETN on the initial valuation date was $100.

On any subsequent valuation date, the financing level for each
ETN will equal (a) the financing level on the immediately preceding valuation date
plus (b) the daily investor fee on such valuation date plus

(c) the
loss rebalancing fee on such valuation date minus
(d) the rebalancing

amount on such valuation date. The financing level will be published on each valuation date under

the ticker symbol “FLEU.FL”.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

The “ daily investor fee
” per ETN on the initial valuation date was

$0. On any subsequent valuation date, the daily investor fee for each ETN
will equal (a) the sum of (i) the product

of (1) the long index amount on

the immediately preceding valuation date
times (2) the exposure fee rate
plus

(ii) 0.05%
times

the closing indicative note value on the immediately preceding valuation date
times
(b) the number

of calendar days from, but
excluding, the immediately preceding

valuation date to, and including, the current valuation date divided by

(c) 360.
The “ exposure fee rate
” per ETN will equal the sum of (a)0.76% plus (b)the 3-month LIBOR rate (as hereinafter defined) effective on the
preceding

valuation date. For purposes of the ETNs, “
3-month LIBOR rate
” shall mean the rate

for deposits in U.S. dollars for a period of three
months as of approximately 11:00

am London time on the preceding

valuation date which appears on Bloomberg screen “US0003M”.

If a three
month rate for deposits in U.S. dollars ceases to be published on Bloomberg

screen “US0003M”, but the same or a comparable successor rate shall otherwise be published by ICE Benchmark

Administration or another

benchmark administrator authorized and regulated by the U.K. Financial
Conduct Authority

(a “
successor rate
”), then the

3-month LIBOR rate shall be such successor rate. If no such successor rate is published, or the
calculation agent determines, in its sole discretion, that the successor rate is not comparable

to the 3-month LIBOR rate as in

effect on the
inception date, then the calculation agent shall determine the 3-month

LIBOR rate using the methodology provided

for in relation to

“Reference
Assets—Floating Interest Rate—LIBOR” in the accompanying

Prospectus Supplement. If, notwithstanding the foregoing,

the 3-month LIBOR rate is
not available for the preceding

valuation date, the

most recent 3

-month LIBOR rate available as of the relevant valuation date shall be used.
The “ settlement charge
” is a charge

imposed upon

holder redemption and the payment at maturity, and is equal to 0.05% times the long index amount on the applicable valuation date. The settlement charge is intended to allow us to recoup

the brokerage

and other transaction costs
that we will incur in connection with making a payment on

the ETNs. The proceeds we receive from

the settlement charge may be more

or less
than such costs.
A “
business

day
” means a Monday, Tuesday,

Wednesday,

Thursday or

Friday that is neither a day on which banking institutions in New
York

City or London,

as applicable,

generally are authorized

or obligated by law, regulation,

or executive order

to close.
A “ valuation date
” means each trading

day from November

2, 2016 to October 23,

2026, subject to postponement as a result

of market
disruption events, such postponement

not to exceed five trading days. We refer

to November

2, 2016

as the

“
initial valuation date ” and October
23, 2026

as the

“
final valuation date ”.
A “ trading day
” with respect to the ETNs means a day on which

(a) it is an index business day,

(b) trading

is generally conducted on NYSE
Arca, and (c) is a business day in New York

City.
An “
index business

day
” means each continuous period during

which the index sponsor publishes

an intraday index level. As of the date of
this Exhibit [ ], an index business day typically begins at 3:00 a.m. New York

City time and ends at 11:35

a.m. New York City time on a particular
calendar date, without adjustment for daylight savings time

in any jurisdiction. The specific hours on

which an index business day begins and ends
may be subject to adjustment if the Index Exchanges

included in the Index change.
An “ Index Exchange
” means each exchange on which

any of the Index Constituents are traded.
Index Exposure Rebalancing
A “
loss rebalancing

event
” will occur if, on any valuation date, between the hours of 9:30 a.m. and 4:00 p.m. New York

City time, the
intraday index level is less

than or equal to the loss rebalancing trigger

calculated on the immediately

preceding

valuation date.

The “ intraday index level
” is the most recent intraday level of the Index

reported

by the index sponsor.

The “
loss rebalancing

trigger
” on any valuation date will

equal (a) 1.6
times

(b) the closing level of the Index

on such valuation date
times
(c) the financing level on such valuation date divided by

(d) the long index amount on

such valuation date. The loss rebalancing trigger will be
published under

the ticker symbol “FLEU.RT”.
A “
quarterly rebalancing

event
” occurs on the valuation date immediately preceding the first valuation date of each calendar quarter beginning

on January

1, 2017

and ending on October 1, 2026.

A “ rebalancing event date
” means any valuation date on which a loss

rebalancing

event or a quarterly rebalancing

event occurs (together
a “ rebalancing event
”). In the event that a loss rebalancing

event occurs on the same valuation date as a quarterly rebalancing event, the loss
rebalancing

event will be deemed to have occurred

in precedence over the quarterly rebalancing event and

the applicable loss

rebalancing

fee will
be charged

on the related rebalancing date.
A “ rebalancing date
” is the first valuation date immediately following

a rebalancing event date on which all the Index Exchanges

are open
for trading.

The “ rebalancing amount
” for each ETN on any valuation date that is not a rebalancing date will be equal to zero.

On any valuation date
that is a rebalancing

date, the rebalancing amount for each ETN will equal the product of (a) the long index amount on the immediately preceding
valuation date times

(b) the index performance

factor on the rebalancing

date
minus

(c) the product

of (i) the initial

leverage factor
times

(ii) the
closing indicative note value on the immediately preceding

valuation date.
The “
loss rebalancing

fee
” for each ETN on any valuation date that is not a rebalancing date will be equal to zero.

On any valuation date
that is a rebalancing

date following the occurrence

of a loss

rebalancing

event, the loss rebalancing fee for each ETN will be equal to the product of

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

(a) loss rebalancing fee rate multiplied by

(b) absolute value of the rebalancing

amount on such valuation date. In no case will the loss rebalancing fee be negative.
The “
loss rebalancing

fee

rate
” will equal 0.05%.
Payment Upon Holder

Redemption Or Issuer Redemption
If holders or we have not previously

redeemed

the ETNs,

and subject to the occurrence

of an intervening automatic termination event and
to certain other restrictions, holders may redeem

their ETNs on any redemption date duri

ng the term of the ETNs.

If holders

redeem their ETNs,
they will receive a cash payment in

U.S. dollars per ETN on such date in an amount equal to the closing indicative note value minus the settlement charge on

the applicable valuation date. Holders must redeem at least 10,000

ETNs at

one time in order

to exercise their right to redeem their ETNs
on any redemption

date, or their broker or

other financial intermediary (such as a bank or other financial institution not required

to register as

a
broker

-dealer to engage in securities transactions)

must bundle their ETNs for redemption

with those of other investors to reach this minimum. We
may from time to time, in our sole discretion, reduce

this minimum redemption amount on

a consistent

basis for all holders of ETNs.
Notwithstanding the foregoing,

if an automatic termination event, as described under “—Automatic Termination

Event”, occurs between the time
at which a holder deliver a notice of redemption

to us and the close of business on the applicable valuation date, their notice of redemption will be deemed ineffective and their

ETNs will be automatically redeemed on the relevant redemption date as

described under

“—Automatic Termination
Event”.
Prior to maturity we may redeem

the ETNs (in whole only, but not in part) at our

sole discretion on any trading day on

or after the inception
date until and including maturity. To

exercise our

right to redeem, we must deliver notice to the holders of the ETNs to be redeemed not less than
10 calendar

days prior to the redemption

date specified by us in

such notice. If we redeem

ETNs, holders will receive a cash payment in U.S. dollars
per ETN in an amount equal to the closing indicative note value on the valuation date that is three trading days prior to the redemption

date
specified in the notice.
A “ redemption date
” is:

●

In the case of holder redemption,

the redemption date is the third business day following each valuation date (other than the
final valuation date). The final redemption

date will

be the third business day

following the valuation date that is immediately
prior to the final valuation date.
●

In the case of issuer redemption, the redemption

date is

the date specified by us in the issuer redemption

notice, which will

in no
event be prior to the tenth calendar day

following the date on which we deliver such notice, but in any case not later than the maturity date.
●

In the case of an automatic termination event, the redemption date is the fifth business day following the automatic termination date; provided

that if

calculation of the automatic redemption value is postponed

as a

result of a market disruption

event, the
redemption

date will

be the fifth business day after

the automatic redemption

value is

calculated.
Holder Redemption Procedures
Holders may, subject

to the minimum redemption

amount described above, elect to redeem their ETNs on any redemption date. To redeem
their ETNs, holders must instruct their broker

or other person

through whom holders hold their ETNs to deliver a notice

of redemption to us via
facsimile or email by no later than 4:00

p.m., New York City time, on the business day prior

to the applicable valuation date.
Automatic Termination Event
The ETNs will be redeemed

automatically (in whole only, but not in part) if, on any index business day prior to or on

the final

valuation date,
the intraday index level is less than or equal to the

automatic termination trigger calculated on the valuation date immediately preceding the
beginning

of such index business day. We will redeem

the ETNs on the relevant redemption date and will deliver a notice of redemption to the
Depositary Trust Company

(“
DTC
”) in the form attached as Annex C that will specify such date. Upon such redemption, holders

will receive a cash
payment in U.S. dollars equal to the automatic redemption

value.

The “ automatic termination trigger ” on any valuation date will equal (a) 1.4 times

(b) the closing level of the Index

on such valuation date
times

(c) the financing level on such valuation date
divided by

(d) the long index amount on

such valuation date. The automatic

termination trigger
will be published under

the ticker symbol “FLEU.ATT”.
An “ automatic termination date
” is any index business day on which

an automatic termination event occurs.
The “ automatic redemption value
” will be determined by the calculation agent, in its sole discretion, acting in good faith and in a
commercially reasonable manner,

using the latest

publicly available quotations for the

intraday prices of the relevant Index

Constituents

that are
available as soon as practicable following

the occurrence

of an automatic termination event. The calculation

agent will approximate the intraday
index performance

factor on the basis of

such quotations and calculate, in the manner described

under “Intraday

Indicative Note Value”, a
corresponding

intraday indicative note value, which shall be

deemed to be the automatic redemption

value.

If a rebalancing

event has occurred

and then an automatic termination event occurs after the occurrence of the rebalancing event but prior
to the end of the trading day on the corresponding

rebalancing date, then the ETNs

will be automatically redeemed pursuant

to the automatic

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

termination event without giving regard

to the rebalancing event. Additionally, if an automatic termination event occurs between the time at which
a holder

deliver a notice of redemption to us and the close of business on the applicable valuation date, their notice of redemption will be deemed
ineffective and their ETNs will be automatically redeemed

on the relevant redemption

date at

an amount equal to the automatic redemption

value.
Market Disruption Events
If the calculation agent is prevented

from determining

the automatic redemption value because a market disruption event occurs or is
continuing following

the occurrence

of an automatic termination event, the

calculation agent may determine the automatic redemption

value
when the market disruption event has ceased to occur.

However,

if such market disruption event is continuing on the fifth trading day after the automatic termination date, the calculation agent may make a good faith estimate in its sole discretion of the value of the Index and will determine
the automatic redemption

value prior to the close of trading on the fifth trading day.

Valuation dates with respect

to the ETNs may be postponed and thus the determination of the Index level may be postponed if the
calculation agent determines that, on the respective date, a market disruption event has occurred

or is continuing in respect

of the Index. Under
these circumstances, that valuation date will be the first following scheduled trading day

on which the calculation agent determines that no market
disruption event occurs or

is continuing. In no event, however,

will any valuation date be postponed by more

than five scheduled trading days. If
the calculation agent determines that a market disruption event occurs or is continuing on the fifth scheduled trading day, the calculation agent will determine the closing level for the Index on

that fifth scheduled trading day in good

faith and in a commercially reasonable manner.

Any of the following will be a “market disruption event”

with respect to the Index:
●

a suspension, absence or limitation of trading in the Index

Constituents constituting 20% or more, by

weight, of the Index in
their respective primary

markets, in each case for more than two hours of trading

or during the one-half hour

period preceding
the close of the regular

trading session in that market or, if the relevant valuation time is not the close of the regular trading
session in that market, the relevant valuation time;
●

a suspension, absence or material limitation of trading in futures or options contracts relating to the Index on their respective
markets or in futures or options contracts relating to any Index

Constituents constituting 20% or more,

by weight, of the Index in
the respective primary

markets for those contracts, in each case for more

than two hours of trading or

during the one-half hour
period precedin

g

the close of the

regular trading

session

in that market or, if the relevant valuation

time is not the close of the
regular trading

session

in that market, the relevant valuation time;
●

any event that materially disrupts or

impairs, as determined by the calculation agent, the ability of market participants in general to (1) effect transactions in, or obtain market values

for, Index

Constituents constituting 20% or more, by

weight, of the Index in
their respective primary

markets, or (2) effect transactions in, or obtain market values for,

futures or options contracts relating to
the Index on their respective markets or

futures or options contracts relating to any Index Constituents constituting 20% or more, by weight, of the

Index in the respective primary markets for those contracts,

in either case for more than two hours

of
trading or at any time during

the one-half hour period

preceding the close

of the regular trading session in that market or, if the
relevant valuation time is not the close of the regula

r

trading session in that market, the relevant valuation time;
●

the closure on any day of the primary

market for futures or options contracts relating to the Index or

Index Constituents
constituting 20% or

more, by weight, of the Index on

a scheduled trading

day prior

to the scheduled weekday closing time of
that market (without regard

to after hours or any other trading

outside of the regular trading session hours) unless such earlier closing time is announced

by the primary market at least one hour prior

to

the earlier of (1) the actual

closing time for the
regular trading

session

on such primary market

on such scheduled trading

day for such primary

market and (2) the submission
deadline for orders

to be entered into the relevant exchange system for execution at the close of trading on such scheduled
trading day for

such primary market; or
●

any scheduled trading

day on which (1)

the primary markets for Index

Constituents

constituting 20% or more, by

weight, of the
Index or (2)

the exchanges or quotation systems, if

any,

on which futures or options contracts on

the Index are traded, fails to
open for trading

during its regular trading

session.
“Scheduled

trading day”

means any day on which (a) the index sponsor

is scheduled to publish the

level of the Index and (b)

each
exchange or

quotation system, if any, on which futures or options contracts on

(i) the Index or (ii) Index Constituents constituting 20% or more, by
weight, of the Index are traded

are scheduled to be open for

trading for their regular trading

session.
The following events will not be market disruption

events:
●

a limitation on the hours or number

of days of trading in the relevant market only if the limitation results from an announced change in the regular business hours of the relevant market; or
●

a decision to permanently discontinue trading

in futures or options contracts relating to the Index.
For this purpose,

an “absence of trading” on an exchange or market

will not include any time when the relevant exchange or market is
itself closed for trading under

ordinary

circumstances.
In contrast, a suspension or limitation of trading in an Index

Constituent in

its primary

market, or in futures or options contracts related to
the Index or any Index

Constituent,

if available, in the primary

market for those contracts, by reason of any of:
●

a price change

exceeding limits set by that market,
●

an imbalance of orders relating to the Index

Constituent or those contracts, as applicable, or

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

●

a disparity in bid and ask quotes relating to the Index Constituent or those contracts, as applicable,
will constitute a suspension or material limitation of trading in that Index

Constituent in futures or options contracts related to the Index in the primary market for those contracts.
In addition to the market disruption eve

nts described above, a market disruption event will also occur if the

index sponsor does not publish
the level of the Index on

an index business day or the Index is otherwise not available.
Default Amount on Acceleration
If an Event of Default (as defined below)

occurs and the maturity of the ETNs is

accelerated, the amount declared

due and payable

upon
any acceleration of the ETNs will be determined

by the calculation agent and will equal, for each ETN, the closing indicative note value on the date of acceleration.
Discontinuance or Modification

of the

Index
If the index sponsor discontinues publication of the Index

and they or any other person

or entity publishes an index that

the calculation
agent determines is comparable

to the Index and the calculation agent approves such index as a successor index, then the calculation agent will determine the level of the Index

on the applicable valuation date and the amount payable at maturity or upon redemption

by reference to such
successor index.
If the calculation agent determines that the publication of the Index is discontinued

and there is no successor index, or that the closing level
of the Index is not available for any reason,

on the date on which the level of the Index is required

to be determined, the calculation agent will
determine the amount payable

by a computation methodology

that the

calculation agent determines will as closely as reasonably possible replicate the Index.
If the calculation agent determines that the Index

or the method of calculating the Index has been changed at any time in any respect, and whether the change is made by the index sponsor

under its existing

policies or following

a modification of those policies, is due to the publication
of a successor index, or is due to any other reaso

n

— then the calculation agent will be permitted (but not required)

to make such adjustments

to
the Index or method

of calculating the Index as

it believes are appropriate

to ensure that the level of the Index used to determine the amount payable on the maturity date is equitable.
All determinations and adjustments to be made by the calculation agent may be made in the calculation agent’s sole discretion.

Description of Barclays Women in Leadership Exchange-Traded Notes
Terms

defined within this “Description of Barclays

Women in Leadership Exchange-Traded

Notes” section

are defined only with respect to this
section.
General
The return of the Barclays Women

in Leadership Exchange-

Traded

Notes (the “
ETNs
”) is

linked to the performance

of the Barclays Women
in Leadership Total Return

USD Index (the “
Index
”). The Index is designed to provide

investors with exposure to U.S.-based companies that satisfy one or both of the gender

diversity criteria of having a female

chief executive officer or

having at least 25% female members on the board

of
directors. The universe of stocks from which

the Index selects eligible stocks for inclusion consists of stocks of all U.S.-based issuers listed on New
York

Stock Exchange or The Nasdaq Stock Market. The stocks included in the Index also have to satisfy certain market capitalization,

liquidity and
other selection criteria and concentration

limits. In some circumstances, the Index may also track, in part, the performance of a cash index.

See
“The Index” below for more

information. The Index

was created by Barclays Bank PLC, which is the owner of the intellectual property and licensing
rights relating to the Index. The Index is administered and published by

Barclays Index Administration

(the “
index sponsor
”), a

distinct function
within the Investment Bank of Barclays Bank PLC.

The index sponsor has appointed a third-

party index calculation agent (the “
index calculation
agent
”), currently

Bloomberg

Index Services Limited

(formerly

known as Barclays Risk Analytics and Index Solutions Limited), to calculate and maintain the Index. The ETNs are traded on the CBOE BZX Exchange (“ CBOE BZX ”) under the ticker symbol “WIL.”
Inception, Issuance and Maturity
The ETNs were first sold on July 9, 2014   (the “ inception date
”). The ETNs were

first issued on July 14, 2014
  (the “ inception date ”) and will
be due on July 15,

2024
  (the “ inception date ”).
Coupon
We will not pay

holders interest during

the term of the ETNs.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

Denomination
The ETNs are in denominations of $50. We reserve

the right to initiate a split or reverse split of the ETNs in our sole discretion.
Split or Reverse Split of the ETNs
On any business day we

may elect to initiate a split of the ETNs or a reverse split of the ETNs. Such date shall be deemed to be the
“ announcement date
,” and we will issue

a notice to holders of the relevant ETNs and a press release announcing the split

or reverse split,
specifying the effective date of

the split or reverse split and the split or reverse

split ratio.

If the ETNs undergo

a split,

we will adjust the terms of the ETNs accordingly.

The record

date for the split

will be the 9
th

business day after
the announcement date. Any adjustment of closing indicative value will be rounded

to 8 decimal places.

The split will become effective at the
opening

of trading of the ETNs on the business day immediately following the record date.
In the case of a reverse split, we reserve the

right to address odd numbers

of ETNs (commonly referred

to as

“partials”) in a commercially
reasonable manner

determined by

us

in our sole discretion. The record

date for the reverse split will

be on the 9
th

business day after the
announcement

date. Any adjustment of closing indicative value will be rounded to 8 decimal places.

The reverse split will become

effective at the
opening of trading

of the ETNs

on the business day immediately following

the record

date.

In the case of a reverse split, holders who

own a number

of ETNs on the record date which is not evenly divisible

by the split ratio will
receive the same treatment as all other

holders for the maximum number

of ETNs they hold which is

evenly divisible by the split ratio, and we will
have the right to compensate holders

for their remaining or

“partial” ETNs

in a commercially reasonable manner

determined by

us in our sole
discretion. Our current intention is to provide

holders with a cash payment for their partials on the 17
th

business day following the announcement
date in an amount equal to the appropriate

percentage of the closing indicative value of the reverse split-adjusted ETNs on the 14 th

business day
following the announcement

date.
In the event of a reverse split, the redemption

amount will be adjusted accordingly by the Issuer, in its sole discretion and in a commercially
reasonable manner,

to take into account the reverse split.
Payment at Maturity
If holders hold their ETNs to maturity, they

will receive a cash payment in U.S. dollars per ETN equal to the closing indicative value on the
final valuation date.
The “
closing

indicative value
” for each ETN on the initial

valuation date was $50.

On each subsequent calendar day until maturity or early
redemption, the closing indicative value for

each ETN will equal (1) the closing indicative value on the immediately preceding calendar day
times
(2) the daily index factor on such calendar day (or,

if such day is not an index business day, one)
minus

(3) the investor fee on

such calendar day. If
the ETNs undergo

any splits

or reverse splits, the closing indicative value will

be adjusted accordingly.
An “
index business

day
” is a

day on which is the New York

Stock Exchange and the NASDAQ Stock Market are

both open for

trading.
The “ daily index factor
” for

each ETN on any index business day will equal (1)

the closing level

of the Index on

such index business day
divided by

(2) the closing level of the Index on the immediately preceding index business day.
The “ investor fee
” for

each ETN on the initial valuation date was zero. On each subsequent calendar day until maturity or early redemption,
the investor fee for each ETN will be equal to (1)

0.45%
times

(2) the closing indicative value on the immediately preceding calendar day
times
(3) the daily index factor on that day (or,

if such day is not an index business day, one)
divided by

(4) 365.

Because the investor fee is

calculated and
subtracted from the closing indicative value on a daily basis,

the net effect of the investor fee accumulates over

time and is subtracted at the rate of
approximately 0.45%

per year,

which we refer to as the “
investor fee rate
”.

Because the net effect of the investor

fee is a fixed percentage

of the
value of each ETN, the aggregate

effect of the investor fee will increase or decrease

in a manner directly proportional

to the value of each ETN

and
the amount of ETNs that are held, as applicable.
A “
business

day
” means a Monday, Tuesday,

Wednesday,

Thursday or

Friday that is not a day on which banking institutions in New York
City generally are authorized

or obligated by law, regulation,

or executive order

to close.

A “ trading day
” with respect to the ETNs is a day that is an

index business day and a business day and a day on which

trading is generally
conducted

on the CBOE BZX,

in each case as determined

by the calculation agent in its sole discretion.
A “ valuation date
” means each trading

day from July

9, 2014

to July 8, 2024,

inclusive, subject

to postponement due to the occurrence

of a
market disruption event, such postponement not to exceed five trading days.
The “ initial valuation date ” for the ETNs is July 9, 2014.
The “ final valuation date
”

for the ETNs is July 8, 2024.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

Postponement of Valuation Dates
Valuation dates with respect

to the ETNs may be postponed and thus the determination of the Index level may be postponed if the
calculation agent determines that, on the respective date, a market disruption event has occurred

or is continuing in respect of the Index. Any of
the following will be a “market disruption event”

with respect to the Index:
●

a suspension, absence or material limitation of trading in the Index

Constituents

constituting 20% or

more, by weight, of the
Index in their respective primary markets, in each case for

more than two hours

of trading or during the one

-half hour period
preceding

the close of the

regular trading

session

in such market or,

if the relevant valuation time is not the close of the regular trading session in such market, the relevant

valuation time;
●

a suspension, absence or material limitation of trading in futures or options contracts relating to the Index on their respective
markets or in futures or options co

ntracts relating to any Index Constituents constituting 20% or more, by weight, of the Index in
their respective primary

markets for those contracts, in each case for more than two hours of trading or during

the one-half hour
period preceding

the close of the

regular trading

session

in such market or, if the relevant

valuation time is not the close of the
regular trading

session

in such market, the relevant valuation time;
●

any event that materially disrupts or

impairs, as determined by the calculation agent,

the ability of market participants to
(1) effect transactions in, or

obtain market values for,

Index Constituents constituting 20% or more,

by weight, of the Index in
their respective primary

markets, or (2) effect transactions in, or obtain market values for, futures or

options contracts relating to
the Index on their respective markets or

in futures or options contracts relating to any Index Constituents constituting 20%

or
more, by weight, of the

Index in their respective primary markets for

those contracts, in each case for more

than two hours of
trading or during

the one-half hour period preceding the close of the regular trading session in such market or, if the relevant valuation time is not the close of the regular

trading session in such market, the relevant valuation time;
●

the closure on any day of the primary

market for futures or options contracts relating to the Index or

Index Constituents
constituting 20% or

more, by weight, of the index on a scheduled trading day

prior to the scheduled weekda

y

closing time of
that market (without regard

to after hours or any other trading

outside of the regular trading session hours) unless such earlier closing time is announced

by the primary market at least one hour prior

to the earlier of (1) the actual

closing time for the
regular trading

session

on such primary market

on such scheduled trading

day for such primary

market and (2) the submission
deadline for orders

to be entered into the relevant exchange system for execution at the close of trading on such scheduled
trading day for

such primary market; or
●

any scheduled trading

day on which (1)

the primary markets for Index

Constituents

constituting 20% or more, by

weight, of the
Index or (2)

the exchanges or quotation systems, if

any,

on which futures or opt

ions contracts on the Index are traded, fails to
open for trading

during its regular trading

session.
For purposes

of the ETNs, “
scheduled trading day
” as used therein shall mean trading day.

The following events will not be market disruption

events:
●

a limitation on the hours or number

of days of trading on which any Index Constituent is

traded, but only if the limitation results
from an announced

change in the regular business hours of the relevant market; or
●

a decision to permanently discontinue trading

in futures or options contracts relating to the Index.
For this purpose,

an “absence of trading” on an exchange or market

will not include any time when the relevant exchange or market is
itself closed for trading under

ordinary

circumstances.
In contrast, a suspension or limitation of trading in futures or options contracts related to the Index

or any Index

Constituent,

if available, in
the primary market for those contracts,

by reason of any of:
●

a price change

exceeding limits set by that market,
●

an imbalance of orders relating to the Index

Constituent or those contracts, as applicable, or
●

a disparity in bid and ask quotes relating to the Index Constituent or those contracts, as applicable,
will constitute a suspension or material limitation of trading in such index component in its primary market or in futures or options
contracts related to the Index or

that Index Constituent in the primary market for those contracts.
For the purpose

of determining whether

a market disruption event with respect to the

Index exists at any time, if trading in an Index
Constituent is materially suspended or limited at that time, then the relevant percentage contribution of that Index Constituent to the level of the
Index shall be based on a comparison

of (x) the portion of the level of the

Index attributable to

that Index Constituent relative to (y) the overall level
of the Index, in each case immediately before that suspension or limitation.
If the calculation agent determines that a market disruption event occurs or is continuing on any valuation date, the valuation date will be the first following trading

day on which the calculation agent determines that a market disruption event does not occur and is not continuing. In no
event, however,

will the

valuation date be postponed

by more

than five trading days. If the calculation agent determines that a market disruption event occurs or is continuing on the fifth trading day,

the calculation agent

will make an estimate of the closing level for the Index

that would have
prevailed on that fifth trading day in the

absence of the market disruption event.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

Maturity Date
If the maturity date is not a business day,

the maturity date will be the next following business day.

If the final valuation date is postponed,
the maturity date will be the fifth business day following

the final valuation date, as postponed. The calculation agent may postpone the final valuation date—and therefore

the maturity date—of the ETNs if a market disruption event occurs or is continuing on a day that would otherwise be
the final valuation date or if the level of the Index

is not available or cannot be calculated.
In the event that payment at maturity is

deferred

beyond

the stated

maturity date, penalty

interest will not accrue

or be payable with
respect to that deferred

payment.
Payment Upon Holder

Redemption and Issuer Redemption
Up to the valuation date immediately preceding

the final

valuation date and subject to certain restrictions, holders may elect to redeem
their ETNs on any redemption

date during the term of the ETNs,

provided

that they present at least

25,000

of the ETNs

for redemption

or their
broker

or other financial intermediary (such as a bank or other financial institution not required to register as

a broker

-dealer to engage in securities
transactions) bundles their ETNs for redemption

with those of other investors to reach this minimum. We may from time to time, in our sole
discretion, reduce this minimum redempti

on amount on a consistent basis

for all holders of the ETNs. If holders

choose to redeem their ETNs, they
will receive a cash payment in U.S. dollars

for each ETN on the applicable redemption

date equal to the

closing indicative value on

the applicable
valuation date.

Prior to maturity, we may redeem

the ETNs (in whole but not in part) at our sole discretion on any business day on or after the inception
date until and including maturity. If we

redeem the ETNs, holders will receive a cash payment in U.S. do llars per ETN in an amount equal to the
closing indicative value on the applicable valuation date.
A “ redemption date ” is:
●

in the case of holder redemption,

effective as

of August 31,

2017,

the second business day following each valuation date (other than the final valuation date). The final redemption

date will be the second business day following the valuation date that is immediately prior

to the final valuation date; and
●

in the case of issuer redemption,

the fifth

business day following the

valuation date specified by us in the issuer redemption
notice, which will in no event be prior

to the tenth

calendar day following

the date on which we deliver such notice.
In the event that payment upon

redemption

is deferred beyond the original redemption date, penalty interest will not accrue or be payable with respect to that deferred

payment.
Early Redemption Procedures
Holder Redemption

Procedures
Holders may, subject

to the minimum redemption

amount described above, elect to redeem their ETNs on any redemption date. To redeem
their ETNs, holders must instruct their broker

or other person

through whom holders hold their ETNs to deliver a notice

of redemption, to us via
facsimile or email by no later than 4:00

p.m., New York City time, on the business day prior

to the applicable valuation date.
Issuer Redemption Procedures
We have

the right to redeem or “call” the ETNs (in whole but not in

part) at our sole discretion without holders’ consent on any business day on or after inception date until and including

maturity. If we elect to redeem

the ETNs,

we will deliver written notice of

such election to redeem
to the holders of such ETNs not less than ten calendar days prior to the redemption date on which we intend to redeem the ETNs. In this scenario, the final valuation date will be the date specified by us

as such in such notice (subject to postponement in the event of a market disruption event), and the ETNs will be redeemed

on the fifth business day following such valuation date, but in no event prior to the tenth

calendar day following

the
date on which we deliver such notice.
Default Amount on Acceleration
If an Event of Default (as defined below)

occurs and the maturity of the ETNs is

accelerated, the amount declared

due and payable

upon
any acceleration of the ETNs will be determined

by the calculation agent and will equal, for each ETN, the closing indicative value on the date of acceleration.
Discontinuance or Modification

of the

Index
If the index sponsor discontinues publication of the Index

and Barclays Bank PLC or any

other person or

entity publishes

an index that the
calculation agent determines is comparable

to the Index and the calculation agent approves such index as a successor index, then the calculation agent will determine the value of the Index o

n

the applicable valuation date and the amount payable at maturity or upon early redemption by
reference

to such successor index.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

If the calculation agent determines that the publication of the Index is discontinued

and there is no successor index, or that the closing
value of the Index is not available for any reason, on

the date on which the value of the Index

is required to be determined, the calculation agent will
determine the amount payable

by a computation methodology

that the

calculation agent determines will as closely as reasonably possible replicate the Index.
If the calculation agent determines that the Index

or the method of calculating the Index has been changed at any time in any respect, including whether

the change is made by the index sponsor under its existing policies or following a modification of those policies, is due to the publication of a successor index, or is due to any other reason, then the calculation agent will be permitted

(but not required)

to make such
adjustments to the Ind

ex or method of calculating the Index as it believes are appropriate to ensure that the value

of the Index used to determine
the amount payable on the maturity

date or upon early redemption

is equitable.
All determinations and adjustments to be made by the calculation agent may be made in the calculation agent’s sole discretion.

Description of Barclays Return on Disability Exchange-Traded Note
Terms

defined within this “Description of Barclays

Return on

Disability Exchange-Traded

Note” section

are defined only with respect to this section.
General
The return of the Barclays Return

on Disability Exchange-Traded

Note (the “
ETNs
”) is

linked to the performance

of the Return on Disability
US LargeCap ETN Total Return

USD Index (the “
RoD   Index ” or the “ Index
”). The Index notionally tracks the returns

that may be available from
investing in a Basket

comprised of stocks of up to 100 companies that, according

to the RoD Ranking, are considered the top ranked

firms in the
disability market with respect to creation of shareholder

value and which meet other eligibility requirements. The phrase “disability market” refers to the 1.3 billion people globally who

face challenges across three general areas — dexterity,

cognition or sensory abilities — as well as their friends
and family. The RoD

Ranking is based on the premise that companies which utilize certain best practices with respect to employees with
disabilities, customers with disabilities and productivity

processes that leverage the unique approaches

to problem solving from

people with
disabilities will create shareholder

value and cause their stocks to rise. The Index was created by Donovan

Group

LLC (the “
index sponsor ”) ,

which
is the owner

of the intellectual property and licensing rights relating to the Index. The Index is calculated by ICE Data Services, LLC (the “
index
calculation agent ”). The ETNs are traded on the CBOE BZX Exchange (“ CBOE BZX ”) under the ticker symbol “RODI.”
Inception, Issuance and Maturity
The ETNs were first sold on September

10, 2014
  (the “ inception date
”). The ETNs

were first issued on September

15, 2014
  (the “ issue
date
”) and will be due on

September 17,

2024
  (the “ maturity date ”).
Coupon
We will not pay

holders interest during

the term of the ETNs.
Denomination
The ETNs are in denominations of $50. We reserve

the right to initiate a split or reverse split of the ETNs in our sole discretion.
Split or Reverse Split of the ETNs
On any business day we

may elect to initiate a split of the ETNs or a reverse split of the ETNs. Such date shall be deemed to be the
“ announcement date
,” and we will issue

a notice to holders of the relevant ETNs and a press release announcing the split

or reverse split,
specifying the effective date of

the split or reverse split and the split or reverse

split ratio.

If the ETNs undergo

a split,

we will adjust the terms of the ETNs accordingly.

The record

date for the split

will be the 9
th

business day after
the announcement date. Any adjustment of closing indicative value will be rounded

to 8 decimal places.

The split will become effective at the
opening of trading

of the ETNs

on the business day immediately following

the record

date.
In the case of a reverse split, we reserve the

right to address odd numbers

of ETNs (commonly referred

to as

“partials”) in a commercially
reasonable manner

determined by

us in our sole discretion. The record date for the reverse split will be on the 9 th

business day after the
announcement

date. Any adjustment of closing indicative value will be rounded to 8 decimal places.

The reverse split will become

effective at the
opening of trading

of the ETNs

on the business day immediately following

the record

date.

In the case of a reverse split, holders who

own a number

of ETNs on the record date which is not evenly divisible

by the split ratio will
receive the same treatment as all other

holders for the maximum number

of ETNs they hold which is

evenly divisible by the split ratio, and we will
have the right to compensate holders

for their remaining or

“partial” ETNs

in

a commercially reasonable

manner determined

by us in our sole
discretion. Our current intention is to provide

holders with a cash payment for their partials on the 17
th

business day following the announcement
date in an amount equal to the appropriate

percentage of the closing indicative value of the reverse split-adjusted ETNs on the 14 th

business day
following the announcement

date.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

In the event of a reverse split, the redemption

amount will be adjusted accordingly by the Issuer, in its sole discretion and in a commercially
reasonable manner,

to take into account the reverse split.
Payment at Maturity
If holders hold their ETNs to maturity, they

will receive a cash payment in U.S. dollars per ETN equal to the closing indicative value on the
final valuation date.
The “
closing

indicative value
” for each ETN on the initial

valuation date was $50.

On each subsequent calendar day until maturity or early
redemption, the closing indicative value for

each ETN will equal (1) the closing indicative value on the immediately preceding calendar day
times
(2) the daily index factor on such calendar day (or,

if such day is not an index business day, one)
minus

(3) the investor fee on

such calendar day. If
the ETNs undergo

any splits

or reverse splits, the closing indicative value will

be adjusted accordingly.
An ““
index business

day
” is

a day on which

is the New York Stock Exchange

and the NASDAQ Stock Market are both

open for trading.
The “ daily index factor
” for

each ETN on any index business day will equal (1)

the closing level

of the Index on

such index business day
divided by

(2) the closing level of the Index on the immediately preceding index business day.
The “ investor fee
” for

each ETN on the initial valuation date was zero. On each subsequent calendar day until maturity or early redemption,
the investor fee for each ETN will be equal to (1)

0.45%
times

(2) the closing indicative value on the immediately preceding calendar day
times
(3) the daily index factor on that day (or,

if such day is not an index business day, one)
divided by

(4) 365.

Because the investor fee is

calculated and
subtracted from the closing indicative value on a daily basis,

the net effect of the investor fee accumulates over

time and is subtracted at the rate of
approximately 0.45%

per year,

which we refer to as the “
investor fee rate
”.

Because the net effect of the investor

fee is a fixed percentage

of the
value of each ETN, the aggregate

effect of the investor fee will increase or decrease

in a manner directly proportional

to the value of each ETN

and
the amount of ETNs that are held, as applicable.
A “
business

day
” means a Monday, Tuesday,

Wednesday,

Thursday or

Friday that is not a day on which banking institutions in New York
City generally are authorized

or obligated by law, regulation,

or executive order

to close.

A “ trading day
” with respect to the ETNs is a day that is an

index business day and a business day and a day on which

trading is generally
conducted

on the CBOE BZX,

in each case as determined

by the calculation agent in its sole discretion.
A “ valuation date
” means each trading

day from September

10, 2014

to September 10, 2024,

inclusive, subject

to postponement due to
the occurrence

of a market disruption event, such postponement not to exceed five trading days.
The “ initial valuation date
” for the ETNs is September 10

,

2014.
The “ final valuation date
”

for the ETNs is September 10, 2024.
Postponement of Valuation Dates
Valuation dates with respect

to the ETNs may be postponed and thus the determination of the Index level may be postponed if the
calculation agent determines that, on the respective date, a market disruption event has occurred

or is continuing in respect of the Index. Any of
the following will be a “market disruption event”

with respect to the Index:
●

a suspension, absence or limitation of trading in the index constituents constituting 20%

or more, by

weight, of the Index in their
respective primary markets, in each case for

more than two hours

of trading or during the one

-half hour period preceding the
close of the regular trading

session

in such market or,

if the relevant valuation time is not the close of the regular trading session
in such market, the relevant valuation time;
●

a suspension, absence or limitation of trading in

futures or

options contracts relating to the Index on

their respective markets or
in futures or options contracts relating to any index constituents constituting

20% or more,

by weight, of the Index in their
respective primary markets for those contracts,

in each case for more than two hours

of trading or during

the one-half hour
period preceding

the close of the

regular trading

session

in such market or, if the relevant

valuation time is not the close of the
regular trading

session

in such market, the relevant valuation time;
●

any event that disrupts or

impairs, as determined by the calculation agent, the ability of market participants to (1)

effect
transactions in, or obtain market

values for, index constituents constituting 20%

or more, by

weight, of the Index in their
respective primary markets, or (2)

effect transactions in, or obtain market values for,

futures or options contracts relating to the
Index on their respective markets or in futures or options contracts relating to any index constituents constituting 20%

or more,
by weight, of the Index

in their respective primary markets for those contracts, in each case for more than two hours of trading
or during

the one-half hour period preceding

the close of the

regular trading

session

in such market or, if the relevant valuation
time is not the close of the regular

trading session in such market, the relevant valuation time;
●

the closure on any day of the primary

market for futures or options contracts relating to the Index or index constituents
constituting 20% or

more, by weight, of the index on a scheduled trading day

prior to the scheduled weekday

closing time of
that market (without regard

to after hours or any other trading

outside of the regular trading session hours) unless such earlier closing time

is announced

by the primary market at least one hour prior

to the earlier of (1) the actual

closing time for the
regular trading

session

on such primary market

on such scheduled trading

day for such primary

market and (2) the submission

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

deadline for orde

rs to be entered into the relevant exchange system for execution at the close of trading on such scheduled trading day for

such primary market; or
●

any scheduled trading

day on which (1)

the primary markets for index constituents constituting 20% or more, by weight, of the
Index or (2)

the exchanges or quotation systems, if

any,

on which futures or options contracts on

the Index are traded, fails to
open for trading

during its regular trading

session.
For purposes

of the ETNs, “
scheduled trading day
” as used therein shall mean trading day as defined above

under “Payment

at Maturity”.

The following events will not be market disruption

events:
●

a limitation on the hours or number

of days of trading on which any index constituent is traded, but only if the limitation results from an announced

change in the regular business hours of the relevant market; or
●

a decision to permanently discontinue trading

in futures or options contracts relating to the Index.
For this purpose,

an “absence of trading” on an exchange or

market will not include any time when the relevant exchange or market is
itself closed for trading under

ordinary

circumstances.
In contrast, a suspension or limitation of trading in futures or options contracts related to the Index

or any index constituent, if available, in
the primary market for those contracts,

by reason of any of:
●

a price change

exceeding limits set by that market,
●

an imbalance of orders relating to the index constituent or those contracts, as applicable, or
●

a disparity in bid and ask quotes relating to the index constituent or those contracts,

as applicable,
will constitute a suspension or material limitation of trading in such index component in its primary market or in futures or options
contracts related to the Index or

that index constituent in the primary market for those contracts.
For the purpose

of determining whether

a market disruption event with respect to the

Index exists at any time, if trading in an index
constituent is materially suspended or

limited at that time, then the relevant percentage contribution of that index constituent

to the level of the
Index shall be based on a comparison

of (x) the portion of the level of the

Index attributable to

that index constituent relative to (y) the overall level
of the Index, in each case immediately before that suspension or limitation.
If the calculation agent determines that a market disruption event occurs or is continuing on any valuation date, the valuation date will be the first following trading

day on which the calculation agent determines that a market disruption event does not occur and is not continuing. In no
event, however,

will the

valuation date be postponed

by more

than five trading days. If the calculation agent determines that a market disruption event occurs or is continuing on the fifth trading day,

the calculation agent will make an estimate of the closing level for the Index that would have
prevailed on that fifth trading day in the

absence of the market disruption event.
Maturity Date
If the maturity date is not a business day,

the maturity date will be the next following business day.

If the final valuation date is postponed,
the maturity date will be the fifth business day following

the final valuation date, as postponed. The calculation agent may postpone the final valuation date—and therefore

the maturity date—of the ETNs if a market disruption event occurs or is continuing on a day that would otherwise be
the final valuation date or if the level of the Index

is not available or cannot be calculated.
In the event that payment at maturity is

deferred

beyond

the stated

maturity date, penalty

interest will not accrue

or be payable with
respect to that deferred

payment.
Payment Upon Holder

Redemption and Issuer Redemption
Up to the valuation date immediately preceding

the final

valuation date and subject to certain restrictions, holders may elect to redeem
their ETNs on any redemption

date during the term of the ETNs,

provided

that they present at least

25,000

of the ETNs

for redemption

or their
broker

or other financial intermediary (such as a bank or other financial institution not required to register as

a broker

-dealer to engage in securities
transactions) bundles their ETNs for redemption

with those of other investors to reach this minimum. We may from time to time, in our sole
discretion, reduce this minimum redemption

amount on a consistent basis

for all holders of the ETNs. If holders

choose to redeem their ETNs, they
will receive a cash payment in U.S. dollars

for each ETN on the applicable redemption

date equal to the

closing indicative value on

the applicable
valuation date.

Prior to maturity, we may redeem

the ETNs (in whole but not in part) at our sole discretion on any business day on or after the inception
date until and including maturity. If we

redeem the ETNs, holders will receive a cash payment in U.S. dollars per ETN in an amount equal to the
closing indicative value on the applicable valuation date.
A “ redemption date ” is:
●

in the case of holder redemption,

effective as

of August 31,

2017,

the second business day following each valuation date (other than the final valuation date). The final redemption

date will be the second business day following the valuation date that is immediately prior

to the final valuation date; and

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

●

in the case of issuer redemption,

the fifth

business day following the

valuation date specified by us in the issuer redemption
notice, which will in no event be prior

to the tenth

calendar day following

the date on which we deliver such notice.
In the event that payment upon

redemption

is deferred beyond the original redemption date, penalty interest will not accrue or be payable with respect to that deferred

payment.
Early Redemption Procedures
Holder Redemption

Procedures
Holders may, subject

to the minimum redemption

amount described above, elect to redeem their ETNs on any redemption date. To redeem
their ETNs, holders must instruct their broker

or other person

through whom holders hold their ETNs to deliver a notice

of redemption, to us via
facsimile or email by no later than 4:00

p.m., New York City time, on the business day prior

to the applicable valuation date.

Issuer Redemption Procedures
We have

the right to redeem or “call” the ETNs (in whole but not in

part) at our sole discretion without holders’ consent on any business day on or after inception date until and including

maturity. If we elect to redeem

the ETNs,

we will deliver written notice of

such election to redeem
to the holders of such ETNs not less than ten calendar days prior to the redemption date on which we intend to redeem the ETNs. In this scenario, the final valuation date will be the date specified by us

as such in such notice (subject to postponement in the event of a market disruption event), and the ETNs will be redeemed

on the fifth business day following such valuation date, but in no event prior to the tenth

calendar day following

the
date on which we deliver such notice.
Default Amount on Acceleration
If an Event of Default (as defined below)

occurs and the maturity of the ETNs is

accelerated, the amount declared

due and payable

upon
any acceleration of the ETNs will be determined

by the calculation agent and will equal, for each ETN, the closing indicative value on the date of acceleration.
Discontinuance or Modification

of the

Index
If the index sponsor discontinues publication of the Index

and Barclays Bank PLC or any

other person or

entity publishes

an index that the
calculation agent determines is comparable

to the Index and the calculation agent approves such index as a successor index, then the calculation agent will determine the value of the Index on the applicable valuation date and the amount payable at maturity or upon

early redemption by
reference

to such successor index.
If the calculation agent determines that the publication of the Index is discontinued

and there is no successor index, or that the closing
value of the Index is not available for any reason, on

the date on which the value of the Index

is required to be determined, the calculation agent will
determine the amount payable

by a computation methodology

that the

calculation agent determines will as closely as reasonably possible replicate the Index.
If the calculation agent determines that the Index

or the method of calculating the Index has been changed at any time in any respect, including whether

the change is made by the index sponsor under its existing policies or following a modification of those policies, is due to the publication of a successor index, or is due to any other reason, then the calculation agent will be permitted

(but not required)

to make such
adjustments to the Index level for the ETNs as it believes are appropriate to ensure that the Index used to determine the amount payable on the maturity date or upon

early redemption is equitable.
All determinations and adjustments to be made by the calculation agent may be made in the calculation agent’s sole discretion.
Description of iPath
®

Series B Global Carbon Exchange-Traded Notes
Terms

defined within this “Description of iPath
®

Series B Global Carbon

Exchange-Traded

Notes” section

are defined only with respect to this
section.
General
The return of the iPath
®

Series B Global Carbon

Exchange

-Traded Notes (the “
ETNs
”) is

linked to the performance

of the Barclays Global
Carbon II

TR USD Index (the “
Index
”). The objective of the Index is to provide

exposure to the price of carbon

as measured by the return of futures
contracts on carbon

emissions

credits from

two of the world’s major emissions-related mechanisms (the “
mechanisms ” and each a
“ mechanism
”). The mechanisms currently included in the Index are the European

Union Emission Trading

Scheme (“
EU ETS ”) and the Kyoto
Protocol’s Clean Development Mechanism (the “ CDM
”).

The Index is composed of allocations in futures contracts on a carbo

n

emissions

credit
from each mechanism included

in the Index (each such contract, an “
Index Component
”). The Index Components currently

included in the Index
are futures contracts that trade on the

ICE. The allocations of the Index to the Index Components

are adjusted on an annual basis (each allocation,
expressed as a percentage of the aggregate

allocations of the Index in any period, being referred

to herein as a “
weight ”). We refer to this process
herein as “ rebalancing ” or “ reweighting
.” While

the weights may fluctuate over

time, since the inception of the Index, the weight assigned to

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

futures contracts associated with the EU ETS has been greater than 99.9%, and the weight assigned to futures contracts associated with the CDM has been less than 0.1%. Accordingly,

the Index is heavily weighted toward futures contracts on carbon emission credits in

the European

Union.
The Index is maintained and calculated by Barclays Bank PLC

(in such capacity, the “
index sponsor
”). The closing level

of the Index will be
calculated on each index business day and is reported

by Bloomberg

L.P. or a successor via the facilities of the Consolidated Tape Association under the ticker symbol “ BXIIGC2T
.” The ETNs are traded on

the NYSE Arca exchange under

the ticker symbol “GRN.”
Inception, Issuance and Maturity
The ETNs were first sold on September

9, 2019

(the “
inception date
”). The ETNs

were first issued on September

11, 2019

(the “
issue
date
”) and will be due on

September 8, 2049

(the “
maturity date ”).
If the maturity date is not a business day,

the maturity date will be the next following business day.

If the calculation agent postpones the
final valuation date upon

the occurrence

or continuance of a market disruption event, then the maturity date will be the fifth business day following
the final valuation date, as postponed.
In the event that payment at maturity is

deferred

beyond

the stated

maturity date, penalty

interest will not accrue

or be payable with
respect to that deferred

payment.
Coupon
We will not pay

holders interest during

the term of the ETNs.
Denomination
The ETNs are in denominations of $50. We reserve

the right to initiate a split or reverse split of the ETNs in our sole discretion.
Split or Reverse Split of the ETNs
On any business day we

may elect to initiate a split of the ETNs or a reverse split of the ETNs. Such date shall be deemed to be the
“ announcement date
,” and we will issue

a notice to holders of the relevant ETNs and a press release announcing the split

or reverse split,
specifying the effective date of

the split or reverse split and the split or reverse

split ratio.
If the ETNs undergo

a split,

we will adjust the terms of the ETNs accordingly.

The record

date for the split

will be the 9th business day after
the announcement date. Any adjustmen

t

of closing indicative value will be rounded

to 8 decimal places.

The split will become effective at the
opening of trading

of the ETNs

on the business day immediately following

the record

date.
In the case of a reverse split, we reserve the

right to address odd numbers

of ETNs (commonly referred

to as

“partials”) in a commercially
reasonable manner

determined by

us in our sole discretion. The record date for the reverse split will be on the 9th business day after the announcement

date. Any adjustment of closing indicative value will be rounded to 8 decimal places.

The reverse split will become

effective at the
opening of trading

of the ETNs

on the business day immediately following

the record

date.

In the case of a reverse split, holders who

own a number

of ETNs on the record date which is not evenly divisible

by the split ratio will
receive the same treatment as all other

holders for the maximum number

of ETNs they hold which is

evenly divisible by the split ratio, and we will
have the right to compensate holders

for their remaining or

“partial” ETNs

in a commercially reasonable manner

determined by

us in our sole
discretion. Our current intention is to provide

holders with a cash payment for their partials on the 17
th

business day following the announcement
date in an amount equal to the appropriate

percentage of the closing indicative value of the reverse split-adjusted ETNs on the 14 th

business day
following the announcement

date.
In the event of a reverse split, the redemption

amount will be adjusted accordingly by the Issuer, in its sole discretion and in a commercially
reasonable manner,

to take into account the reverse split.
Payment at Maturity
If holders hold their ETNs to maturity, they

will receive a cash paym

ent in U.S. dollars per ETN equal to the closing indicative value on the final valuation date.
The “
closing

indicative value
” for each ETN on the initial

valuation date was equal to $50. On each subsequent calendar day until maturity
or early redemption,

the closing indicative value for each ETN will equal (1) the closing indicative value on the immediately preceding calendar day
times (2) the daily index factor on such calendar day

(or,

if such day is not an index business day, one)

minus (3) the investor fee on such calendar
day. If

the ETNs undergo

a split

or reverse split, the closing indicative value will be adjusted accordingly.
The “ daily index factor
” for

each ETN on any index business day will equal (1)

the closing level

of the Index on

such index business day
divided   by

(2) the closing level of the Index on the immediately preceding index business day.
The “ investor fee
” for

each ETN on the initial valuation date was equal to zero. On each subsequent calendar day until maturity or early
redemption, the investor fee for each ETN will

be equal to (1) 0.75% times (2) the closing indicative value on the immediately preceding calendar

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

day times (3) the daily index factor on that day (or,

if such day is not an index business day,

one) divided by

(4) 365.

Because the investor fee is
calculated and subtracted from

the closing indicative value on a daily basis, the net effect of the investor fee accumulates over time and is
subtracted at the rate of approximately

0.75% per

year. Because the net effect of the investor fee is a fixed percentage of the value of each ETN, the
aggregate effect of the investor

fee will increase or decrease in a manner directly proportional to the value of each ETN

and the amount of ETNs
that are held, as applicable.
A “
business

day
” means a Monday, Tuesday,

Wednesday,

Thursday or

Friday that is not a day on which banking institutions in New York
City generally are authorized

or obligated by law, regulation,

or executive order

to close.

A “ trading day
” with respect to the ETNs is a day that is an

index business day and a business day and a day on which

trading is generally
conducted

on NYSE Arca, in each case as determined by the calculation agent in its sole discretion.
A “ valuation date
” means each trading

day from September

9, 2019

to September 2, 2019, inclusive, subject to postponement due to the occurrence

of a market disruption event, such postponement not to exceed five scheduled trading days.
An “
index business

day
” is a

day on which the Index

is calculated and published by the index sponsor.
The “ initial valuation date ” for the ETNs is September 9, 2019.
The “ final valuation date
”

for the ETNs is September 2, 2019.
Payment Upon Holder

Redemption and Upon Issuer Redemption
If we have not deliver

ed notice of our intention to exercise our right to redeem the ETNs, up to the valuation date immediately preceding the final valuation date, and subject to certain restrictions, holders may elect to redeem their ETNs on any redemption

date during the term of the
ETNs. If holders redeem their ETNs, they will receive a cash payment in U.S. dollars per ETN on such date in an amount equal to the closing indicative value. Holders must redeem

at least 5,000 ETNs at one time in order to exercise their right to redeem their ETNs on any redemption

date.
We may from

time to time, in our sole discretion, reduce

this minimum redemption amount on

a consistent

basis for all holders of ETNs.
Prior to maturity we may redeem

the ETNs (in whole but not in part) at our sole discretion on any business day from and including the
issue date to and including the maturity date. To exercise our right to redeem, we must deliver notice to the holders

of the ETNs

not less than ten
calendar days prior

to the redemption date on which we intend to redeem the ETNs. If we redeem the ETNs,

holders will receive a

cash payment in
U.S. dollars per ETN on the corresponding

redemption date in an amount equal to the closing indicative value on the valuation date specified in
such notice.
A “ redemption date
” is:

●

In the case of holder redemption,

the redemption date is the second business day following the applicable valuation date (which must be earlier than the final valuation date) specified in the relevant notice of holder redemption. Accordingly

,

the final
redemption

date will

be the second business day

following the valuation date that is immediately prior to the final valuation date.
●

In the case of issuer redemption, the redemption

date is

the fifth business day following

the valuation date specified by us in the
issuer redemption

notice, which will

in no event be later than the maturity date.
●

In the event that payment upon

early redemption is deferred

beyond

the original redemption date, penalty interest

will not
accrue or be payable

with respect to that deferred payment.
Early Redemption Procedures
Holder Redemption

Procedures
If we have not delivered

notice of our intention to exercise our right to redeem the ETNs,

holders may, subject

to the minimum redemption
amount described above,

elect to

redeem their ETNs on any redemption

date. To redeem their ETNs, holders must instruct their broker or other
person through

whom holders hold their ETNs to deliver a notice of

holder redemption

to us via

facsimile or email by no later than 4:00 p.m., New
York

City time, on the business day prior to the applicable valuation date.

If holders elect to redeem their ETNs on a redemption

date that

is later in time than the redemptio

n

date resulting from our subsequent
election to exercise our issuer redemption

right, their election to redeem their ETNs will be deemed to be ineffective, and their ETNs will instead be redeemed

on the redemption

date pursuant to such issuer redemption.
Issuer Redemption Procedures
We have

the right to redeem or “call” the ETNs (in whole but not in

part) at our sole discretion without holders’ consent on any business day on or from

and including the issue date

to and including

the maturity date. If we elect to redeem the ETNs, we will deliver written notice of such election to redeem to the holders of such ETNs not less than ten calendar days prior to the redemption date on which we intend to redeem the
ETNs. In this scenario, the final valuation date will be the date specified by us as such in such notice (subject to postponement in the event of a market disruption event), and the ETNs will be redeemed

on the fifth business day following such valuation date, but in no event later than the maturity date.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

Market Disruption Event
Any commodity

or commodity

futures contract constituting part of the Index is referred to as an “Index Component” for purposes of this section.

Any of the following will be a “market disruption event”

with respect to the Index and any

affected Index Component,

in each case

as
determined by

the calculation agent in its sole discretion:
●

a material limitation, suspension or disruption of trading in any Index

Component included

directly or indirectly in the Index;
●

the settlement price for any

Index Component

included directly or indirectly in the Index is

a “limit price,” which means that the
settlement price for

that contract has increased or decreased from the previous

day’s settlement price by the maximum amount
permitted under

the applicable rules or procedures

of the relevant trading facility;

or
●

failure by the index sponsor

to announce or

publish the closing level of

the Index or of the applicable trading facility or other
price source to announce

or publish the settlement price or closing level for one or more Index

Components.
The following event will not be a market disruption

event:
●

a decision by a trading facility to permanently

discontinue trading in any Index

Component.
If the calculation agent determines that any valuation date (including the final valuation date) is not a scheduled trading day for any Index
Component or

on any valuation date (including the final valuation date) a market disruption event occurs or is continuing with respect to any Index
Component, the calculation

agent may in its sole discretion postpone

that valuation date to the earlier of (i) the fifth scheduled trading day after the
originally scheduled valuation date and (ii) the earliest date that the level, value or price of each Index Component

that is

affected by a market
disruption event or by

the non-scheduled

-trading day can be determined. If such a postponement occurs, the level,

value or price of the Index
Components unaffected

by the market disruption event or non

-scheduled-trading day will be determined on the originally scheduled valuation date
and the level, value or price

of any affected Index Component

will be determined using the settlement level, value or price of that affected Index
Component on

the first

scheduled trading day

following the originally scheduled valuation date on which no market disruption event occurs or

is
continuing for

that affected Index Component. In no

event, however,

will a

valuation date be postponed

by more

than five scheduled trading days.
If the calculation agent determines that a market disruption event occurs or is continuing with respect to any Index Component

on the fifth
scheduled trading day

after the originally scheduled valuation date, the calculation agent will determine the level, value or price for the affected
Index Component

in good faith and in a commercially reasonable manner.
Default Amount on Acceleration
If an Event of Default (as defined below)

occurs and the maturity of the ETNs is

accelerated, the amount declared

due and payable

upon
any acceleration of the ETNs will be determined

by the calculation agent and will equal, for each ETN, the closing indicative value on the date of acceleration.
Discontinuance or Modification

of the

Index
If the index sponsor discontinues publication of or

otherwise fails to publish the Index and the index sponsor or another entity publishes a
successor or substitute index that the calculation agent determines to be comparable to the discontinued Index (the Index being

referred to herein
as a “successor index”), then the level of the Index

will be determined by reference

to the index level

of that successor index on any subsequent
date as of which the Index level is to be determined.

If a successor index is selected by the calculation agent, the successor index will be used as a substitute for the Index

for all purposes, and the calculation agent may in its sole discretion adjust any variable, including but not limited to, if
applicable, any level (including but not limited to the intraday index level, closing index level,

any level derived

from the intraday index level or
closing index level or any other

relevant level on any valuation date) or

any combination thereof

or any other variable. The calculation agent will
make any such adjustment with a view to offsetting,

to the extent practical, any difference

in the relative levels of the original Index and

the
successor index at the time the original Index

is replaced by the successor index.
If (1) the Index is discontinued or

(2) the index sponsor fails to publish the

Index, in either case, prior

to (and that discontinuance is
continuing on)

a valuation date and the

calculation agent determines that no successor index is available at that time, then the calculation agent
will determine the value to be used for the level of the Index.

The value to be used for the index level will be computed by the calculation agent in
the same general manner

previously used by the index sponsor

and will reflect

the performance

of the Index through the trading day

on which the
Index was last in effect preceding

the date of discontinuance.

If at any time, there is:
●

a material change in the formula

for or the method of calculating the level of the Index or any successor index;
●

a material change in the content, composition or

constitution of the Index or any successor index; or
●

a change or

modification to the Index or any successor index such that the Index or successor index does not, in the opinion of the calculation agent, fairly represent the value of

the Index or successor index had those changes or modifications not been made,
then, for purposes of calculating the closing level or

intraday level of the Index or

that successor index,

any payments on the

ETNs or
making any other determinations as of or after that time, the calculation agent may in its sole discretion make such calculations and adjustments

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

as the calculation agent determines may be necessary in order to arrive at a

closing level or intraday

level for the Index or

that successor index
comparable

to the Index or that successor index, as the

case may be, as if those changes or

modifications had not been made, and calculate any
payments on the ETNs with reference

to the Index or that successor index, as adjusted.

The calculation agent will make all determinations with respect to adjustments, including any determination as to whether an event that
may require

an adjustment has occurred,

as to

the nature of the adjustment and how it will be made.
Description of iPath
®

Silver Exchange-Traded Notes
Terms

defined within this “Description of iPath
®

Silver Exchange-Traded

Notes” section

are defined only with respect to this section.
General
The return of the iPath
®

Silver Exchange

-Traded

Notes (the “
ETNs
”) is

linked to the performance

of the Barclays Silver 3 Month Index Total
Return (the “ Index
”). The Index is calculated on a total return basis and is intended to reflect (1) the performance

of a rolling position in specified
silver futures contracts that will become

the first liquid nearby futures contracts three months in the future in accordance with a specified schedule
and (2) the return

that corresponds to the weekly announced

interest rate for specified

3-month U.S. Treasury

bills. The Index is maintained and
calculated by Barclays Bank

PLC (in such capacity, the

“
index sponsor
”). The ETNs

are traded on the NYSE Arca exchange

under the ticker symbol
“SBUG.”
Inception, Issuance and Maturity
The ETNs were first sold on October 7,

2019

(the “
inception date
”). The ETNs

were first issued on October

9, 2019

(the “
issue date ”) and
will be due on October 6, 2049

(the “
maturity date ”).
If the maturity date is not a business day,

the maturity date will be the next following business day.

If the calculation agent postpones the
final valuation date upon

the occurrence

or continuance of a market disruption event, then the maturity date will be the fifth business day following
the final valuation date, as postponed.
In the event that payment at maturity is

deferred

beyond

the stated

maturity date, penalty

interest will not accrue

or be payable with
respect to that deferred

payment.
Coupon
We will not pay

holders interest during

the term of the ETNs.
Denomination
The ETNs are in denominations of $25.

We reserve the right to initiate a split or reverse

split of the ETNs in our sole discretion.
Split or Reverse Split of the ETNs
On any business day we

may elect to initiate a split of the ETNs or a reverse split of the ETNs. Such date shall be deemed to be the
“ announcement date
,” and we will issue

a notice to holders of the relevant ETNs and a press release announcing the split

or reverse split,
specifying the effective date of

the split or reverse split and the split or reverse

split ratio.
If the ETNs undergo

a split,

we will adjust the terms of the ETNs accordingly.

The record

date for the split

will be the 9th business day after
the announcement date. Any adjustment of closing indicative value will be rounded

to 8 decimal places.

The split will become effective at the
opening of trading

of the ETNs

on the business day immediately following

the record

date.
In the case of a reverse split, we reserve the

right to address odd numbers

of ETNs (commonly referred

to as

“partials”) in a commercially
reasonable manner

determined by

us in our sole discretion. The record date for the reverse split will be on the 9th business day after the announcement

date. Any adjustment of closing indicative value will be rounded to 8 decimal places.

The reverse split will become

effective at the
opening of trading

of the ETNs

on the business day immediately following

the record

date.

In the case of a reverse split, holders who

own a number

of ETNs on the record date which is not evenly divisible

by the split ratio will
receive the same treatment as all other

holders for the maximum number

of ETNs they hold which is

evenly divisible by the split ratio, and we will
have the right to compensate holders

for their remaining or

“partial” ETNs

in a commercially reasonable manner

determined by

us in our sole
discretion. Our current intention is to provide

holders with a cash payment for their partials on the 17
th

business day following the announcement
date in an amount equal to the appropriate

percentage of the closing indicative value of the reverse split-adjusted ETNs on the 14 th

business day
following the announcement

date.
In the event of a reverse split, the redemption

amount will be adjusted accordingly by the Issuer, in its sole discretion and in a commercially
reasonable manner,

to take into

account the reverse split.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

Payment at Maturity
If holders hold their ETNs to maturity, they

will receive a cash payment in U.S. dollars per ETN equal to the closing indicative value on the
final valuation date.
The “
closing

indicative value
” for each ETN on the initial

valuation date was equal to $25.

On each subsequent calendar day until maturity
or early redemption,

the closing indicative value for each ETN will equal (1) the closing indicative value on the immediately preceding calendar day
times (2) the daily index factor on such calendar day

(or,

if such day is not an index business day, one).

If the ETNs undergo

a split

or reverse split,
the closing indicative value will be adjusted accordingly.
The “ daily index factor
” for

each ETN on any index business day will equal (1)

the closing level

of the Index on

such index business day
divided   by

(2) the closing level of the Index on the immediately preceding index business day.
A “
business

day
” means a Monday, Tuesday,

Wednesday,

Thursday or

Friday that is not a day on which banking institutions in New York
City generally are authorized

or obligated by law, regulation,

or executive order

to close.

A “ trading day
” with respect to the ETNs is a day that is an

index business day and a business day and a day on

which trading is generally
conducted

on NYSE Arca, in each case as determined by the calculation agent in its sole discretion.
A “ valuation date
” means each trading

day from October

7, 2019

to October 1, 2049,

inclusive, subject

to postponement due to the
occurrence

of a market disruption event, such postponement not to exceed five scheduled trading days.
An “
index business

day
” is a

day on which the Index

is calculated and published by the index sponsor.
The “ initial valuation date
” for the ETNs is October 7,

2019.
The “ final valuation date
”

for the ETNs is October 1, 2049.
Payment Upon Holder

Redemption and Upon Issuer Redemption
If we have not delivered

notice of our intention to exercise our right to redeem the ETNs, up to the valuation date immediately preceding the final valuation date, and subject to certain restrictions, holders may elect to redeem their ETNs on any redemption

date during the term of the
ETNs. If holders redeem their ETNs, they will receive a cash payment in U.S. dollars per ETN on such date in an amount equal to the closing indicative value. Holders must redeem

at least 5,000 ETNs at one time in order to exercise their right to redeem their ETNs on any redemption

date.
We may from

time to time, in our sole discretion, reduce

this minimum redemption amount on

a consistent

basis for all holders of ETNs.
Prior to maturity we may redeem

the ETNs (in whole but not in part) at our sole discretion on any business day from and including the
issue date to and including the maturity date. To exercise our right to redeem, we must deliver notice to the holders

of the ETNs

not less than ten
calendar days prior

to the redemption date on which we intend to redeem the ETNs. If we redeem the ETNs,

holders will receive a

cash payment in
U.S. dollars per ETN on the corresponding

redemption date in an amount equal to the closing indicative value on the valuation date specified in
such notice.
A “ redemption   date
” is:

●

In the case of holder redemption,

the redemption date is the second business day following the applicable valuation date (which must be earlier than the final valuation date) specified in the relevant notice of holder redemption. Accordingly,

the final
redemption

date will

be the second business day

following the valuation date that is immediately prior to the final valuation date.
●

In the case of issuer redemption, the redemption

date is

the fifth business day following

the valuation date specified by us in the
issuer redemption

notice, which will

in no event be later than the maturity date.
●

In the event that payment upon

early redemption is deferred

beyond

the original redemption date, penalty interest

will not
accrue or be payable

with respect to that deferred payment.
Early Redemption Procedures
Holder Redemption

Procedures
If we have not delivered

notice of our intention to exercise our right to redeem the ETNs,

holders may, subject

to the minimum redemption
amount described above,

elect to

redeem their ETNs on any redemption

date. To redeem their ETNs, holders must instruct

their broker

or other
person through

whom holders hold their ETNs to deliver a notice of

holder redemption

to us via

email by no later than 4:00 p.m., New York

City
time, on the business day prior to the applicable valuation date.

If holders elect to redeem their ETNs on a redemption

date that

is later in time than the redemption

date resulting from our subsequent
election to exercise our issuer redemption

right, their election to redeem their ETNs will be deemed to be ineffective, and their ETNs will instead be redeemed

on the redemption

date pursuant to such issuer redemption.
Issuer Redemption Procedures
We have

the right to redeem or “call” the ETNs (in whole but not in

part) at our sole discretion without holders’ consent on any business day on or fr

om and including the issue date to and including the maturity date. If we elect to redeem the ETNs, we will deliver written notice of such

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

election to redeem to the holders of such ETNs not less than ten calendar days prior to the redemption date on which we intend to redeem the
ETNs. In this scenario, the final valuation date will be the date specified by us as such in such notice (subject to postponement in the event of a market disruption event), and the ETNs will be redeemed

on the fifth business day following such valuation date, but in no event later than the maturity date.
Market Disruption Event
Any commodity

or commodity

futures contract constituting part of the Index is referred to as an “Index Component” for purposes of this section.

Any of the following will be a “market disruption event”

with respect to the Index and any affected Index

Component, in each case as
determined by

the calculation agent in its sole discretion:
●

a material limitation, suspension or disruption of trading in any Index

Component included

directly or indirectly in the Index;
●

the settlement price for any

Index Component

included directly or indirectly in the Index is

a “limit price,” which means that the
settlement price for

that contract has increased or decreased from the previous

day’s settlement price by the maximum amount
permitted under

the applicable rules or procedures

of the relevant trading facility;

or
●

failure by the index sponsor

to announce or

publish the closing level of

the Index or of the applicable trading facility or other
price source to announce

or publish the settlement price or closing level for one or more Index

Components.
The following event will not be a market disruption

event:
●

a decision by a trading facility to permanently

discontinue trading in any Index

Component.
If the calculation agent determines that any valuation date (including the final valuation date) is not a scheduled trading day for any Index
Component or

on any valuation date (including the final valuation date) a market disruption event occurs or is continuing with respect to any Index
Component, the calculation agent may in its sole discretion postpone that valuation date to the earlier of (i) the fifth scheduled trading day after the
originally scheduled valuation date and (ii) the earliest date that the level, value or price of each Index Component

that is

affected by a market
disruption event or by

the non-scheduled

-trading day can be determined. If such a postponement occurs, the level,

value or price of the Index
Components unaffected by

the market disruption event or non

-scheduled-trading day will be determined on the originally scheduled valuation date
and the level, value or price

of any affected Index Component

will be determined using the settlement level, value or price of that affected Index
Component on

the first

scheduled trading day

following the originally scheduled valuation date on which no market disruption event occurs or

is
continuing for

that affected Index Component. In no

event, however,

will a

valuation date be postponed

by more

than five scheduled trading days.
If the calculation agent determines that a market disruption event occurs or is continuing with respect to any Index Component

on the fifth
scheduled trading day

after the originally scheduled valuation date, the calculation agent will determine the level, value or price for the affected
Index Component

in good faith and in a commercially reasonable manner.
Default Amount on Acceleration
If an Event of Default (as defined below)

occurs and the maturity of the ETNs is

accelerated, the amount declared

due and payable

upon
any acceleration of the ETNs will be determined

by the calculation agent and will equal, for each ETN, the closing indicative value on the date of acceleration.
Discontinuance or Modificati

on of the

Index
If the index sponsor discontinues publication of or

otherwise fails to publish the Index and the index sponsor or another entity publishes a
successor or substitute index that the calculation agent determines to be comparable to the discontinued Index (the Index being

referred to herein
as a “successor index”), then the level of the Index

will be determined by reference

to the index level

of that successor index on any subsequent
date as of which the Index level is to be determined.

If a successor index is selected by the calculation agent, the successor index will be used as a substitute for the Index

for all purposes, and the calculation agent may in its sole discretion adjust any variable, including but not limited to, if
applicable, any level (including but not limited to the intraday index level, closing index level, any level derived

from the intraday index level or
closing index level or any other

relevant level on any valuation date) or

any combination thereof

or any other variable. Th

e

calculation agent will
make any such adjustment with a view to offsetting,

to the extent practical, any difference

in the relative levels of the original Index and

the
successor index at the time the original Index

is replaced by the successor index.
If (1) the Index is discontinued or

(2) the index sponsor fails to publish the

Index, in either case, prior

to (and that discontinuance is
continuing on)

a valuation date and the

calculation agent determines that no successor index is available at that time, then the calculation agent
will determine the value to be used for the level of the Index.

The value to be used for the index level will be computed by the calculation agent in
the same general manner

previously used by the index sponsor

and will reflect

the performance

of the Index through the trading day

on which the
Index was last in effect preceding

the date of discontinuance.

If at any time, there is:
●

a material change in the formula

for or the method of calculating the level of the Index or any successor index;
●

a material change in the content, composition or

constitution of the Index or any successor index; or

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

●

a change or

modification to the Index or any successor index such that the Index or successor index does not, in the opinion of the calculation agent, fairly represent the level of the

Index or successor index had

those changes or modifications not been
made,
then, for purposes of calculating the closing level or

intraday level of the Index or

that successor index,

any payments on the

ETNs or
making any other determinations as of or after that time, the calculation agent may in its sole discretion make such calculations and adjustments
as the calculation agent determines may be necessary in order to arrive at a

closing level or intraday

level for the Index or

that successor index
comparable

to the Index or that successor index, as the

case may be, as if those changes or

modifications had not been made, and calculate any
payments on the ETNs with reference

to the Index or that successor index, as adjusted.

The calculation agent will make all determinations with respect to adjustments, including any determination as to whether an event that
may require

an adjustment has occurred,

as to

the nature of the adjustment and how it will be made.
Description of iPath
®

Gold Exchange-Traded Notes
Terms

defined within this “Description of iPath
®

Gold Exchange-

Traded

Notes” section

are defined only with respect to this section.
General
The return of the iPath
®

Gold Exchange

-Traded

Notes (the “
ETNs
”) is linked to the performance

of the Barclays Gold 3 Month Index Total
Return (the “ Index
”). The Index is calculated on a total return basis and is intended to reflect (1) the performance

of a rolling position in specified
gold futures contracts that will become

the first liquid nearby futures contracts three months in the future in accordance with a specified schedule
and (2) the return

that corresponds to the weekly announced

interest rate for specified

3-month U.S. Treasury

bills. The Index is maintained and
calculated by Barclays Bank

PLC (in such capacity, the

“
index sponsor
”). The ETNs

are traded on the NYSE Arca exchange

under the ticker symbol
“GBUG.”
Inception, Issuance and Maturity
The ETNs were first sold on October 7,

2019

(the “
inception date
”). The ETNs

were first issued on October

9, 2019

(the “
issue date ”) and
will be due on October 6, 2049

(the “
maturity date ”).
If the maturity date is not a business day,

the maturity date will be the next following business day.

If the calculation agent postpones the
final valuation date upon

the occurrence

or continuance of a market disruption event, then the maturity date will be the fifth business day following
the final valuation date, as postponed.

In the event that payment at maturity is deferred beyond

the stated

maturity date, penalty interest will not
accrue or be payable

with respect to that deferred payment.
Coupon
We will not pay

holders interest during

the term of the ETNs.
Denomination
The ETNs are in denominations of $25.

We reserve the right to initiate a split or reverse

split of the ETNs in our sole discretion.
Split or Reverse Split of the ETNs
On any business day we

may elect to initiate a split of the ETNs or a reverse split of the ETNs. Such date shall be deemed to be the
“ announcement date
,” and we will issue

a notice to holders of the relevant ETNs and a press release announcing the split

or reverse split,
specifying the effective date of

the split or reverse split and the split or reverse

split ratio.
If the ETNs undergo

a split,

we will adjust the terms of the ETNs accordingly.

The record

date for the split

will be the 9th business day after
the announcement date. Any adjustment of closing indicative value will be rounded

to 8 decimal places.

The split will become effective at the
opening of tradi

ng of the ETNs on the business day immediately following the record date.
In the case of a reverse split, we reserve the

right to address odd numbers

of ETNs (commonly referred

to as

“partials”) in a commercially
reasonable manner

determined by

us in our sole discretion. The record date for the reverse split will be on the 9th business day after the announcement

date. Any adjustment of closing indicative value will be rounded to 8 decimal places.

The reverse split will become

effective at the
opening of tra

ding of the ETNs on the business day immediately following the record date.

In the case of a reverse split, holders who

own a number

of ETNs on the record date which is not evenly divisible

by the split ratio will
receive the same treatment as all other

holders for the maximum number

of ETNs they hold which is

evenly divisible by the split ratio, and we will
have the right to compensate holders

for their remaining or

“partial” ETNs

in a commercially reasonable manner

determined by

us in our sole
discretion.

Our current

intention is to provide holders with a cash payment for their partials on the

17
th

business day following the announcement

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

date in an amount equal to the appropriate

percentage of the closing indicative value of the reverse split-adjusted ETNs on the 14
th

business day
following the announcement

date.

In the event of a reverse split, the redemption

amount will be adjusted accordingly by the Issuer, in its sole discretion and in a commercially
reasonable manner,

to take into account the reverse split.
Payment at Maturity
If holders hold their ETNs to maturity, they

will receive a cash payment in U.S. dollars per ETN equal to the closing indicative value on the
final valuation date.
The “
closing

indicative value
” for each ETN on the initial

valuation date was equal to $25.

On each subsequent calendar day until maturity
or early redemption,

the closing indicative value for each ETN will equal (1) the closing indicative value on the immediately preceding calendar day
times (2) the daily index factor on such calendar day

(or,

if such day is not an index business day, one).

If the ETNs undergo

a split

or reverse split,
the closing indicative value will be adjusted accordingly.
The “ daily index factor
” for

each ETN on any index business day will equal (1)

the closing level

of the Index on

such index business day
divided   by

(2) the closing level of the Index on the immediately preceding index business day.
A “
business

day
” means a Monday, Tuesday,

Wednesday,

Thursday or

Friday that is not a day on which banking institutions in New York
City generally are authorized

or obligated by law, regulation,

or executive order

to close.

A “ trading day
” with respect to the ETNs is a day that is an

index business day and a business day and a day on which

trading is generally
conducted

on NYSE Arca, in each case as determined by the calculation agent in its sole discretion.
A “ valuation date
” means each trading

day from October

7, 2019

to October 1, 2049,

inclusive, subject

to postponement due to the
occurrence

of a market disruption event, such postponement not to exceed five scheduled trading days.
An “
index business

day
” is a

day on which the Index

is calculated and published by the index sponsor.
The “ initial valuation date
” for the ETNs is October 7,

2019.
The “ final valuation date
”

for the ETNs is October 1, 2049.
Payment Upon Holder

Redemption and Upon Issuer Redemption
If we have not delivered

notice of our intention to exercise our right to redeem the ETNs, up to the valuation date immediately preceding the final valuation date, and subject to certain restrictions, holders may elect to redeem their ETNs on any redemption

date during the term of the
ETNs. If holders redeem their ETNs, they will receive a cash payment in U.S. dollars per ETN on such date in an amount equal to the closing indicative value. Holders must redeem

at least 5,000 ETNs at one time in order to exercise their right to redeem their ETNs on any redemption

date.
We may from

time to time, in our sole discretion, reduce

this minimum redemption amount on

a consistent

basis for all holders of ETNs.
Prior to maturity we may redeem

the ETNs (in whole but not in part) at our sole discretion on any business day from and including the
issue date to and

including the maturity date. To exercise our

right to redeem, we must deliver notice to the holders

of the ETNs

not less than ten
calendar days prior

to the redemption date on which we intend to redeem the ETNs. If we redeem the ETNs,

holders will receive

a cash payment in
U.S. dollars per ETN on the corresponding

redemption date in an amount equal to the closing indicative value on the valuation date specified in
such notice.

A “ redemption date
” is:

●

In the case of holder redemption,

the redemption date is the second business day following the applicable valuation date (which must be earlier than the final valuation date) specified in the relevant notice of holder redemption. Accordingly,

the final
redemption

date will

be the second business day

following the valuation date that is immediately prior to the final valuation date.
●

In the case of issuer redemption, the redemption

date is

the fifth business day following

the valuation date specified by us in the
issuer redemption

notice, which will

in no event be later than the maturity date.
●

In the event that payment upon

early redemption is deferred

beyond

the original redemption date, penalty interest

will not
accrue or be payable

with respect to that deferred payment.
Early Redemption Procedures
Holder Redemption

Procedures
If we have not delivered

notice of our intention to exercise our right to redeem the ETNs, holders may, subject to the minimum redemption
amount described above,

elect to

redeem their ETNs on any redemption

date. To redeem their ETNs, holders must instruct their broker or other
person through

whom holders hold their ETNs to deliver a notice of

holder redemption

to us via

email by no later than 4:00 p.m., New York

City
time, on the business day prior to the applicable valuation date.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

If holders elect to redeem their ETNs on a redemption

date that

is later in time than the redemption

date resulting from our subsequent
election to exercise our issuer redemption

right, their election to redeem their ETNs will be deemed to be ineffective, and their ETNs will instead be
redeemed

on the redemption

date pursuant to such issuer redemption.
Issuer Redemption Procedures
We have

the right to redeem or “call” the ETNs (in whole but not in

part) at our sole discretion without holders’ consent on any business day on or from

and including the issue date

to and including

the maturity date. If we elect to redeem the ETNs, we will deliver written notice of such election to redeem to the holders of such ETNs not less than ten calendar days prior to the redemption date on which we intend to redeem the
ETNs. In this scenario, the final valuation date will be the date specified by us as such in such notice (subject to postponement in the event of a market disruption event), and the ETNs will be redeemed

on the fifth business day following such valuation date, but in no event later than the maturity date.
Market Disruption Event
Any commodity

or commodity

futures contract constituting part of the Index is referred to as an “
Index Component
” for purposes

of this
section.
Any of the following will be a “market disruption event”

with respect to the Index and any affected Index

Component, in each case as
determined by

the calculation agent in its sole discretion:

●

a material limitation, suspension or disruption of trading in any Index

Component included

directly or indirectly in the Index;
●

the settlement price for any

Index Component

included directly or indirectly in the Index is

a “limit price,” which means that the
settlement price for

that contract has increased or decreased from the previous

day’s settlement price by the maximum amount
permitted under

the applicable rules or procedures

of the relevant trading facility;

or
●

failure by the index sponsor

to announce or

publish the closing level of

the Index or of the applicable trading facility or other
price source to announce

or publish the settlement price or closing level for one or more Index

Components.
The following event will not be a market disruption

event:
●

a decision by a trading facility to permanently

discontinue trading in any Index

Component.
If the calculation agent determines that any valuation date (including the final valuation date) is not a scheduled trading day for any Index
Component or

on any valuation date (including the final valuation date) a market disruption event occurs or is continuing with respect to any Index
Component, the calculation agent may in its sole discretion postpone that valuation date to the earlier of (i) the fifth scheduled trading day after the
originally scheduled valuation date and (ii) the earliest date that the level, value or price of each Index Component

that is

affected by a market
disruption event or by

the non-scheduled

-trading day can be determined. If such a postponement occurs, the level,

value or price of the Index
Components unaffected

by the market disruption event or non

-scheduled-trading day will be determined on the originally scheduled valuation date
and the level, value or price

of any affected Index Component

will be determined using the settlement level, value or price of that affected Index
Component on

the first

scheduled trading day

following the originally scheduled valuation date on which no market disruption event occurs or

is
continuing for

that affected Index Component. In no

event, however,

will

a valuation date be postponed by

more than five scheduled trading

days.
If the calculation agent determines that a market disruption event occurs or is continuing with respect to any Index Component

on the fifth
scheduled trading day

after the originally scheduled valuation date, the calculation agent will determine the level, value or price for the affected
Index Component

in good faith and in a commercially reasonable manner.
Default Amount on Acceleration
If an Event of Default (as defined below)

occur

s

and the maturity of the ETNs

is accelerated, the amount declared

due and payable

upon
any acceleration of the ETNs will be determined

by the calculation agent and will equal, for each ETN, the closing indicative value on the date of acceleration.
Discontinuance or Modification

of the

Index
If the index sponsor discontinues publication of or

otherwise fails to publish the Index and the index sponsor or another entity publishes a
successor or substitute index that the calculation agent determines to be comp arable to the discontinued Index (the Index

being referred

to herein
as a “ successor index
”), then the

level of the Index will be determined by

reference

to the index level

of that successor index on any subsequent
date as of which the Index level is to be determined.

If a successor index is selected by the calculation agent, the successor index will be used as a substitute for the Index

for all purposes, and the calculation agent may in its sole discretion adjust any variable described herein, including bu

t

not
limited to, if applicable, any level (including

but not limited to the intraday index level, closing index level, any level derived from

the intraday index
level or closing index level or any other

relevant level on any valuation date) or

any combina

tion thereof or any other

variable described herein. The
calculation agent will make any such adjustment with

a view to offsetting, to the extent practical, any

difference in the relative levels of the original
Index and the successor index at the time the original Index is replaced by the successor index.

If (1) the Index is discontinued or

(2) the index sponsor fails to publish the

Index, in either case, prior

to (and that discontinuance is
continuing on)

a valuation date and the

calculation agent determines that no successor index is available at that time, then the calculation agent

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

will determine the value to be used for the level of the Index.

The value to be used for the index level will be computed by the calculation agent in
the same general manner

previously used by the index sponsor

and will reflect

the performance

of the Index through the trading day

on which the
Index was last in effect preceding

the date of discontinuance.

If at any time, there is:
●

a material change in the formula

for or the method of calculating the level of the Index or any successor index;
●

a material change in the content, composition or

constitution of the Index or any successor index; or
●

a change or

modification to the Index or any successor index such that the Index or successor index does not, in the opinion of the calculation agent, fairly represent the level of the

Index or successor index had

those changes or modifications not been
made,
then, for purposes of calculating the closing level or

intraday level of the Index or

that successor index,

any payments on the

ETNs or
making any other determinations as of or after that time, the calculation agent may in its sole discretion make such calculations and adjustments
as the calculation agent determines may be necessary in order to arrive at a

closing level or intraday

level for the Index or

that successor index
comparable

to the Index or that successor index, as the

case may be, as if those changes or

modifications had not been made, and calculate any
payments on the ETNs with reference

to the Index or that successor index, as adjusted.

The calculation agent will make all determinations with respect to adjustments, including any determination as to whether an event that
may require

an adjustment has occurred,

as to

the nature of the adjustment and how it will be made.
General Terms of the ETNs
Our ETNs are the “ debt securities
” issued

under the Indenture.

Other than “Agreement

with Respect to the Exercise of U.K. Bail-in Power,”
which applies to only a subset of our ETNs specified in that section, and “Default Amount,”

which applies to a series of ETNs only if so specified in
the relevant description above,

the general terms of the debt securities described in this section apply to all of our ETNs.
Agreement with Respect to the Exercise of U.K. Bail

-in Power
References to “debt

securities” in this section mean each of the following ETNs:
●

Barclays ETN+ FI Enhanced Europe

50
Exchange

-Traded Notes

Series B (FLEU)
●

Barclays ETN+ FI Enhanced Europe

50
Exchange

-Traded Notes

Series C

(FFEU)
●

Barclays ETN+ FI Enhanced Global High Yield
Exchange

-Traded

Notes

Series B (FIYY)
●

iPath
®

Series B S&P 500 VIX Short

-Term

Futures
TM

Exchange

-Traded Notes

(VXX)
●

iPath
®

Series B S&P 500 VIX Mid

-Term

Futures
TM

Exchange

-Traded Notes

(VXZ)
●

iPath
®

Series B S&P GCSI Crude Oil Return Index
Exchange

-Traded Notes

(OIL)
●

iPath
®

Series B Bloomberg

Natural Gas Subindex Total Return
SM

Exchange

-Traded

Notes

(GAZ)
●

iPath
®

Series B Bloomberg

Agriculture Subindex Total Return
SM

Exchange

-Traded Notes

(JJA)
●

iPath
®

Series B Bloomberg

Aluminum Subindex Total Return
SM

Exchange

-Traded Notes

(JJU)
●

iPath
®

Series B Bloomberg

Coffee Subindex Total Return
SM

Exchange

-Traded Notes

(JO)
●

iPath
®

Series B Bloomberg

Copper Subindex Total Return
SM

Exchange

-Traded Notes

(JJC)
●

iPath
®

Series B Bloomberg

Cotton Subindex Total Return
SM

Exchange

-Traded Notes

(BAL)
●

iPath
®

Series B Bloomberg

Energy Subindex Total Return
SM

Exchange

-Traded Notes

(JJE)
●

iPath
®

Series B Bloomberg

Grains Subindex Total Return
SM

Exchange

-Traded Notes

(JJG)
●

iPath
®

Series B Bloomberg

Industrial Metals

Subindex Total Return
SM

Exchange

-Traded

Notes

(JJM)
●

iPath
®

Series B Bloomberg

Livestock Subindex Total Return
SM

Exchange

-Traded

Notes

(COW)
●

iPath
®

Series B Bloomberg

Nickel Subindex Total Return
SM

Exchange

-Traded

Notes

(JJN)
●

iPath
®

Series B Bloomberg

Platinum Subindex Total Return
SM

Exchange

-Traded Notes

(PGM)
●

iPath
®

Series B Bloomberg

Precious Metals

Subindex Total Return
SM

Exchange

-Traded

Notes

(JJP)
●

iPath
®

Series B Bloomberg

Softs

Subindex Total Return
SM

Exchange

-Tra

ded Notes

(JJS)
●

iPath
®

Series B Bloomberg

Sugar Subindex Total Return
SM

Exchange

-Traded

Notes

(SSG)
●

iPath
®

Series B Bloomberg

Tin Subindex Total Return
SM

Exchange

-Traded Notes

(JJT)
●

iPath
®

Series B Carbon
Exchange

-Traded Notes

(GRN)
●

iPath
®

Silver
Exchange

-Traded

Notes

(SBUG)
●

iPath
®

Gold
Exchange

-Traded

Notes

(GBUG)
Notwithstanding any other agreements, arrangements

or understandings

between Barclays Bank PLC and any holder or

beneficial owner of
the debt securities, by acquiring

the debt securities,

each holder and beneficial owner

of the debt securities acknowledges, accepts, agrees to be
bound

by, and consents to the exercise of, any U.K. Bail-in Power

(as defined below) by the relevant U.K. resolution authority (as defined below)
that may result in (i) the reduction

or cancellation of all, or a portion, of the principal amount of, interest on, or any other amounts payable on, the
debt securities; (ii) the conversion

of all,

or a portion, of the principal amount of, interest on, or

any other amount

s

payable on, the debt securities
into shares or other securities or other obligations of Barclays Bank PLC or another person

(and the issue to, or conferral on, the holder

or beneficial
owner

of the debt securities such shares, securities or obligations); and/or (iii) the amendment or alteration of the maturity of the debt securities,

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

or amendment of the amount of interest or any other amounts

due on the debt securities, or the dates on which interest or any other amounts
become payable,

including by suspending

payment for

a temporary period; which U.K. Bail-in Power

may be exercised by means of a variation of
the terms of the debt securities solely to give effect to

the exercise by the relevant U.K.

resolution authority of such U.K. Bail-in Power.

Each holder
and beneficial owner

of the debt securities

further acknowledges

and agrees that the rights of the holders or beneficial owners of the debt securities are subject to, and will be varied, if necessary,

solely to give effect

to, the exercise of any U.K. Bail-in Power

by the relevant U.K. resolution
authority. For

the avoidance of doubt, this consent and acknowledgment

is not a

waiver of any rights

holders or beneficial owners of the debt
securities may have

at law if and to the extent that any U.K. Bail-in

Power

is exercised by the relevant U.K. resolution authority in

breach of laws
applicable in England.
For these purposes,

a “
U.K. Bail-in Power
” is

any write-down, conversion,

transfer, modification and/or

suspension power existing from
time to time under

any laws, regulations, rules or requirements

relating to the resolution of banks, banking group

companies, credit institutions
and/or investment firms incorporated

in the United Kingdom in effect and applicable in the United Kingdom to Barclays Bank PLC or other members of the Group

(as defined below), including but not limited to any such laws, regulations, rules or requirements that are implemented,
adopted or enacted within the context of any applicable European

Union directive or

regulation of the European Parliament and of the Council
establishing a framework

for the recovery

and resolution of credit institutions

and investment firms and/or

within the context of a U.K. resolution
regime under

the U.K. Banking Act 2009, as the same

has been or may

be amended from

time to time

(whether pursuant

to the U.K. Financial
Services (Banking

Reform)

Act 2013

(the “
Banking Reform Act 2013
”), secondary legislation or otherwise, the

“
Banking Act ”), pursuant to which
obligations of a bank, banking group

company, cre

dit institution

or investment firm or any of its affiliates can be reduced,

cancelled, amended,
transferred

and/or converted

into shares or other securities or obligations of the

obligor or

any other person (and a reference to the “
relevant U.K.
resolution

authority
” is to

any authority with the ability to exercise a

U.K. Bail-in Power

and the “
Group
” refers to Barclays PLC (or any

successor
entity) and its consolidated subsidiaries).
No repayment

of the principal amount of the debt securities or payment of interest or any other amounts payable

on the debt securities
shall become due and payable

after the exercise of any U.K. Bail-in Power

by the relevant U.K. resolution authority unless such repayment or payment would

be permitted to be made by Barclays Ban

k

PLC under the laws and regulations of the United Kingdom

and the European

Union
applicable to Barclays Bank PLC.
Under the terms of the debt securities, the exercise of the U.K. Bail-in Power by the relevant U.K. resolution authority with respect to the debt securities will not be a default or an Event of Default.
If any debt securities provide

for the delivery of property,

any reference to payment by

Barclays Bank PLC under

the debt securities

will be
deemed to include that delivery of property.
For the avoidance

of doubt, references

to “holder” in this “Agreement

with Respect to the Exercise of U.K. Bail-in Power”

section include
beneficial owners of the debt securities.
Holders of debt securities that acquire such debt securities in the secondary market shall be deemed to acknowledge, agree

to be bound by
and consent to the same provisions described herein

to the same extent as the holders of such debt securities that acquire the debt securities upon their initial issuance, including, without limitation, with respect to the acknowledgment and agreement to be bound by

and consent to the

terms of
the debt securities, including in relation to the U.K. Bail-in Power.
Default Amount
The default amount for

a series of ETNs

on any day will be an

amount, determined by

the calculation agent in

its sole discretion, equal to
the cost of having a qualified financial institution, of the kind and selected as described below,

expressly assume all

our payment

and other
obligations with respect to that series of ETNs as of that day and as if no default or acceleration had occurred,

or to undertake other

obligations
providing

substantially

equivalent economic

value to holders with respect to such ETNs. That cost will equal:
●

the lowest amount that a qualified financial institution would charge to effect this assumption or

undertaking, plus

●

the reasonable expenses, including reasonable

attorneys’ fees, incurred

by the holders of such ETNs in preparing

any
documentation necessary for

this assumption or undertaking.
During the default quotation period

for a series of ETNs, which we describe below, the holders of such ETNs and/or we may request a
qualified financial institution to provide

a quotation of the amount it would charge

to effect this assumption

or undertaking.

If either party obtains a
quotation, it must notify the other party

in writing of the quotation. The amount referred

to in the first

bullet point above will equal the lowest—or,
if there is

only one, the only—quotation obtained, and as to which notice is so given, during the default quotation period. With respect to any
quotation, however,

the party not obtaining the quotation may object, on reasonable and significant grounds,

to the assumption or undertaking by
the qualified financial institution providing

the quotation and notify the other party in writing of those grounds within two business days after the last day of the default quotation period,

in which case that quotation will be disregarded in determining the default amount.
Default Quotation Period
The default quotation period

is the

period beginning

on the day the default amount first

becomes due and ending

on the third business day
after that day,

unless
●

no quotation of the kind referred

to above is obtained, or

●

every quotation of that kind obtained is objected to within five business days after the due date as described above.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

If either of these two events occurs, the default quotation period will continue until

the third business day

after the first business day on
which prompt

notice of a quotation is

given as described above.

If that quotation is objected to as described above within five business days after that first business day, however,

the default

quotation period

will continue as

described in the prior sentence and this sentence.
In any event, if the default quotation period

and the subsequent two business day objection period have not ended before the final
valuation date, then the default amoun

t

will equal the principal amount

of the series of ETNs.
Qualified Financial Institutions
For the purpose

of determining the default amount at any time, a qualified financial institution must be a financial institution organized under the laws of any jurisdiction in

the United States of America or Europe,

which at that

time has outstanding debt obligations with a stated
maturity of one year or

less

from the date of issue and rated either:
●

A-1

or higher

by Standard & Poor’s Ratings Services or any successor, or any other comparable

rating then used by that rating
agency, or

●

P-1

or higher

by Moody’s Investors

Service or any successor, or any

other comparable rating

then used by that rating agency.
Modification and Waiver
We and the Trustee may

make certain modifications and amendments to the Indenture

applicable to each series

of debt securities without
the consent of the holders of the debt securities. We may

make other modifications and amendments with the consent of the holder(s)

of not less
than a majority of the debt securities of the series outstanding under the Indenture

that are affected by the modification or amendment. However, we may not make any

modification or amendment

without the consent of the holder of each affected debt security that would:
●

change the terms of any debt security to change the stated maturity date of its principal amount;
●

change the principal amount

of, or any premium

or rate of interest, with

respect to any debt

securities;
●

reduce the amount of principal

on a discount security that would be due and payable

upon an acceleration of the maturity date
of any series of debt securities;
●

change our

obligation, or any successor’s, to pay additional amounts, if any;
●

change the places at which payments are payable

or the currency

of payment;
●

impair the right to sue for the enforcement

of any payment due and

payable, to the extent that such right exists;
●

reduce the percentage

in aggregate principal amount

of outstanding debt securities of

the series necessary to modify or amend
the Indenture

or to waive compliance with certain provisions of the Indenture and any past Event of Default;
●

change our

obligation to maintain an office or agency in the place and for the purposes specified in the Indenture;
●

modify the terms and conditions of our

obligations in respect of the due and punctual payment of the amounts due and payable on the debt securities in a manner adverse to the holders; or
●

modify the foregoing

requirements or

the provisions of the

Indenture

relating to the waiver of any past Event

of Default or
covenants, except as otherwise specified.
Events of Default; Limitations on Suits
Events of Default
Unless provided

otherwise, a “Event

of Default” with respect to any series of debt securities shall result if:
●

we do not pay any principal

or interest on any debt securities of that series within 14

days from the due date for payment

and
the principal or interest has not been

duly paid within a further 14 days following

written notice from the Trustee or from

holders
of 25% in principal amount of the debt securities of that series to us requiring the payment to be made. It shall not, however, be
an Event of Default if during

the 14 days after the notice such sums (“
Withheld Amounts
”) were not paid in orde

r

to comply
with a law, regulation

or order

of any court of competent jurisdiction. Where there is doubt as to the validity or applicability of
any such law, regulation

or order,

it shall

not be an Event of Default if we act on the advice given to us durin

g

the 14-day

period
by independent

legal advisers

approved

by the Trustee; or
●

we breach any

covenant or

warranty of the Indenture

(other than as

stated above with respect to payments when due) and

that
breach has not been remedied

within 21 days of receipt of a written notice from the Trustee certifying that in its opinion the
breach is materially prejudicial to

the interests of the holders of the debt securities of that series and requiring the breach to be
remedied or

from holders of at least 25% in principal amount of the debt securities of that series requiring the breach to be
remedied; or
●

either (i) an English court of competent jurisdiction issues an order which is not successfully

appealed within 30 days, or

(ii) an
effective shareholders’

resolution is validly adopted, for

our winding

-up (other than under or in connection with a scheme of
reconstruction, merger

or amalgamation not involving

bankruptcy or insolvency).
If an Event of Default (as defined below)

occurs and is continuing, the Trustee or the holders of at least 25% in outstanding principal amount of the debt securities of that series may at their discretion declare the debt securities of that series to be due and repayable immediately
(and the debt securities of that series shall thereby

become due and

repayable)

at their outstanding principal amount (or at such other repayment amount) together

with accrued interest, if any. The Trustee may at its

discretion and without further notice institute such proceedings as it

may

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

think suitable against us to enforce

payment. Subject to the provisions of the Indenture

for the indemnification of the Trustee, the holders of a
majority in aggregate

principal amount of the outstanding debt securities of any series shall have the right to direct the time, method and place of
conducting

any proceeding

in the name of and on the behalf of

the Trustee for any remedy

available to the Trustee or exercising any trust

or power
conferred

on the Trustee with respect to the series. However,

this direction must not be in conflict with any rule of law or the Indenture,

and must
not be unjustly prejudicial to the holder(s)

of any debt securities of

that series not taking part in the direction, as determined

by the Trustee. The
Trustee may also take any

other action, consistent with the direction, that it deems proper.
If lawful, Withheld Amounts or

a sum equal to Withheld Amounts shall be placed promptly on interest bearing deposit as described in the
Indenture.

We will give notice if at any time it is lawful to pay any Withheld

Amount to holders of debt securities or holders of coupons

or if such
payment is possible as soon

as any doubt as to the validity or applicability of the law,

regulation or order

is resolved. The notice will

give the date on
which the Withheld Amounts and the interest accrued

on it will be paid. This date will

be the earliest day after the day on

which it is decided
Withheld Amounts can be paid on

which the interest bearing deposit falls due for repayment

or may be repaid

without penalty. On such date, we
shall be bound

to pay the Withheld Amounts together with interest accrued on it. For the purposes of this subsection, this date will be the due date for those sums. Our obligations under this paragraph

are in lieu of any other remedy against us in respect of

Withheld Amounts. Payment

will be
subject to applicable laws, regulations or

court orders.

Interest accrued on any

Withheld Amounts will

be paid net of any taxes required

by
applicable law to be withheld or deducted

and we shall not be obliged to pay any additional amount in respect of any such withholding

or
deduction.
The holders of a majority of the aggregate principal

amount of the outstanding debt securities of any affected series may waive any past
Event of Default with respect to the series, except any

default in respect of either:
●

the payment of principal of,

or any premium

or interest, on any debt securities; or
●

a covenant

or provision

of the Indenture which cannot be modified or amended

without the

consent of each holder of debt
securities of the series.
Subject to exceptions, the Trustee may,

without the consent of the holders, waive or authorize an Event of Default if,

in the opinion of the
Trustee, such waiver

or authorization would

not be materially prejudicial

to the interests of the holders.
The Trustee will, within 90 days of a default

with respect to the debt securities of any series, give to each affected holder of the debt
securities of the affected series notice of any default

it knows about, unless the default has been cured

or waived. However,

except in the case

of a
default in the payment

of the principal of, or premium, if any, or

interest, if any,

on the debt securities, the Trustee will be entitled to withhold notice if a trust committee of responsi

ble officers of the Trustee determine in good

faith that withholding of notice is in the interest of the holders.
We are required

to furnish to the Trustee annually a

statement as to our compliance

with all conditions and covenants under

the Indenture.
Limitations on Suits
Before a holder

may bypass the Trustee and bring

its own lawsuit or other formal

legal action or take other steps to

enforce its rights

or
protect its interests relating to the debt securities,

the following must occur:
●

The holder must give the Trustee

written notice that an Event of Default has occurred

and remains uncured.
●

The holders of 25% in principal amount

of all

outstanding debt securities of the relevant series

must make a written request that
the Trustee take

action because of the default, and the holder must offer reasonable indemnity to the Trustee against the cost
and other liabilities of taking that action.
●

The Trustee must not have taken

action for 60 days after receipt of the above

notice and offer of indemnity, and

the Trustee
must not have received

an inconsistent direction from the majority in principal amount of all outstanding debt securities of the relevant series during

that period.
●

In the case of our winding

-up in England, such legal action or proceeding

is in

the name and on behalf of the Trustee to the same
extent, but no further,

as the Trustee would have been

entitled to do.
Notwithstanding any contrary

provisions, nothing shall impair the right of a holder,

absent the holder’s consent, to sue for any payments
due but unpaid with respect to the debt securities.
Street name and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request
of the Trustee and how

to waive any past Event of Default.
Consolidation,

Merger and Sale of Assets; Assumption
We may,

without the consent of the holders of any of the debt securities, consolidate or amalgamate with, merge into or transfer or

lease
our assets substantially as an entirety to, any of the persons specified in the

Indenture.

However,

any successor corporation formed

by any
consolidation, amalgamation or merger,

or any transferee or

lessee

of our assets, must be a bank organized

under the laws of the United Kingdom
that assumes our obligation

s

on the debt securities and the Indenture, and a number

of other conditions must be met.
Subject to applicable law and regulation

(including, if and to the extent required by

the Capital

Regulations at such time, the prior

consent
of the PRA), any of our

wholly owned subsidiaries may assume our obligations under

the debt securities

of any series without the consent of any
holder (the “ Substituted Issuer
”). We, however, must irrevocably

guarantee the obligations of the Substituted

Issuer under

the debt securities

of
that series. If we do, all of our

direct obligations under the debt securities of the series and the Indenture shall immediately be discharged.

Barclays Bank PLC

2019 Annual

Report

on Form 20-F

“ Capital Regulations
” means,

at any time, the laws, regulations, requirements,

standards, guidelines and policies relating to capital
adequacy for

credit institutions of either (i) the PRA and/or (ii) any other national or European authority, in each case

then in effect in the United
Kingdom

(or in such other jurisdiction in which the Issuer may be organi zed or domiciled) and applicable to the Group including, as at the date hereof, CRD IV and related technical standards.
“ CRD IV
” consists of Directive 2013/36/EU

on access to the

activity of credit institutions and the prudential supervision of credit institutions and investment firms, as the same may

be amended or

replaced from

time to time

and the CRD IV Regulation.

“ CRD IV

Regulation” means Regula

tion (EU) No. 575/2013

on prudential requirements for credit institutions

and investment firms of the
European

Parliament and of the Council of June 26, 2013,

as the

same may be amended or replaced

from time to time.

“ PRA
” means the Prudential Regulation

Authority of the United Kingdom

or such other governmental authority in the United Kingdom

(or if
Barclays Bank PLC

becomes domiciled in a jurisdiction other than the United Kingdom,

such other jurisdiction) having primary

responsibility

for the
prudential supervision of Barclays Bank PLC.
Governing Law
Unless specified otherwise, the debt securities and Indenture will be governed by

and construed in accordance with the laws

of the State of
New York.
Manner of Payment and Delivery
Any payment

on or delivery of a series of ETNs at maturity will be made to accounts designated by holders and approved by us, or at the
office of the Trustee in New York

City, but only when the ETNs are surrendered

to the Trustee at that office. We also may make any payment

or
delivery in accordance

with the applicable procedures of DTC.
The Trustee, Paying Agent and Calculation Agent
The Trustee.

The Bank of New York

Mellon will be the Trustee under

the Indenture.
Payment and Paying

Agents.
We will pay

interest to direct holders

listed in the Trustee’s records

at the

close of business on a particular day
in advance of each due date for

interest, even if the direct holder no longer

owns the security on the interest

due date. That particular day,

usually
about one business day in adva

nce of the interest due date, is called the regular record

date.
We will pay

interest, principal and any other money

due on the debt securities at the

corporate

trust office of the Trustee in New York

City.
Holders of debt securities must make arrangements

to have their payments picked up at or

wired from

that office.

We may also

choose to pay
interest by mailing checks.
Street name and other indirect holders should consult their banks or brokers for information on how they will receive payments.
We may also

arrange

for additional payment offices, and may cancel or change

these offices, including our use of the Trustee’s corporate
trust office. These offices are called

paying agents. We may

also choose to act as our

own paying

agent. We must notify

the Trustee of changes in
the paying agents for

any particular series of debt securities.
Calculation Agent.

Currently, Barclays

Bank PLC serves as the calculation agent for the ETNs. We

may change the calculation agent after
the original issue date of the ETNs without notice. The calculation agent will, in its sole discretion, make all determinations regarding

the value of
the ETNs.
Material U.S. Federal Income Tax Considerations
Our ETNs should be treated for U.S. federal

income tax purposes as prepaid forward

contracts that are not debt instruments.

Under this
treatment, no original issue discount (“ OID
”) will be accrued

on our ETNs. However,

the Internal Revenue Service might assert that

any of our

ETNs
should be treated as debt instruments subject to the special tax rules governing contingent payment

debt instruments. In that

event, U.S. holders of
the ETNs would be required

to accrue OID over the term of the ETNs based upon the yield at which we would issue a non-contingent fixed-rate
debt instrument with other terms and conditions similar to the applicable ETNs.